Exhibit 10.1

FRAMEWORK AGREEMENT
dated as of October 1, 2014
among
SPIRIT AIRLINES, INC.,
as Borrower,
BNP PARIBAS, NEW YORK BRANCH,
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
NATIXIS, NEW YORK BRANCH
and
KfW IPEX-BANK GMBH,
as Original Senior Lenders,
INVESTEC BANK PLC,
as Original Junior Lender,
BNP PARIBAS, NEW YORK BRANCH,
as Senior Facility Agent,
INVESTEC BANK PLC,
as Junior Facility Agent,
NATIXIS, NEW YORK BRANCH,
as Documentation Agent,
and
WILMINGTON TRUST COMPANY,
as Security Trustee
___________________________________________________________

Financing in Respect of
Seven Airbus A320-200 Aircraft and Three Airbus A321-200 Aircraft

___________________________________________________________

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Exhibit 10.1

1.	Definitions................................................................................................................2
(a) Defined Terms.............................................................................................2
(b) Certain Other Provisions.............................................................................4

2.	Definitive Documents, Commitments and Commitment Fee ........................................4

3.	Certain Loan Agreement Terms...............................................................................9
(a) Amortization Schedules...............................................................................9
(b) Adjustments to Availability Period and Applicable Margin........................9

4.	Certain Mechanics.................................................................................................10
(a) Borrowing Procedure.................................................................................10
(b) Interest Rate Election Procedure...............................................................10
(c) Identification of Aircraft............................................................................10

5.	Intercreditor Agreements.......................................................................................10

6.	Conditions Precedent.............................................................................................11
(a) Conditions Precedent to Framework Agreement.......................................11
(b) Conditions Precedent to Advance Date.....................................................11

7.	Representations and Warranties.............................................................................12

8.	Notices...................................................................................................................13

9.	Confidentiality........................................................................................................13

10.	Separate Counterparts............................................................................................13

11.	Entire Agreement...................................................................................................13

12.	Headings................................................................................................................13

13.	Binding Effect; No Assignment.............................................................................14

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14.	Amendments..........................................................................................................15

15.	Severability............................................................................................................15

16.	Waiver of Immunities............................................................................................15

17.	Governing Law; Consent to Jurisdiction; and Waiver of Jury Trial......................15
Exhibit A    Form of Loan Agreement
Exhibit B    Form of Aircraft Security Agreement
Exhibit C    Form of Intercreditor Agreement
Exhibit D    Form of Commitment Transfer Certificate

Schedule I    Aircraft

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Exhibit 10.1

FRAMEWORK AGREEMENT
This FRAMEWORK AGREEMENT, dated as of October 1, 2014 (the “Framework Agreement”) is among (i) SPIRIT AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns pursuant to Section 13 herein, the “Borrower”), (ii) BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as initial senior lenders (in such capacity, together with their respective successors and permitted assigns pursuant to Section 13 herein, the “Original Senior Lenders”), (iii) INVESTEC BANK PLC, as initial junior lender (in such capacity, together with its successors and permitted assigns pursuant to Section 13 herein, the “Original Junior Lender” and, together with the Original Senior Lenders, the “Original Lenders”), (iv) WILMINGTON TRUST COMPANY, not in its individual capacity but solely as security trustee (in such capacity, together with its successors and permitted assigns pursuant to Section 13 herein, the “Security Trustee”), (v) BNP PARIBAS, acting through its New York Branch, in its capacity as facility agent for the Original Senior Lenders (in such capacity, together with its successors and permitted assigns pursuant to Section 13 herein, the “Senior Facility Agent”), (vi) INVESTEC BANK PLC, in its capacity as facility agent for the Original Junior Lender (in such capacity, together with its successors and permitted assigns pursuant to Section 13 herein, the “Junior Facility Agent” and, together with the Senior Facility Agent, the “Facility Agents”) and (vii) NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Original Senior Lenders (in such capacity, the “Documentation Agent”).
W I T N E S S E T H:
WHEREAS, certain terms are used herein as defined in Section 1 hereof;
WHEREAS, the Borrower will be acquiring the Aircraft from the manufacturer thereof and intends to finance the payment of the purchase price therefor with, among other things, the proceeds of the Loans to be made by the Original Lenders;
WHEREAS, the Original Lenders are willing to make the Loans subject to the terms and conditions provided herein; and
WHEREAS, concurrent with the execution of this Framework Agreement, the Borrower and the Original Lenders have entered into the Fee Letter, dated as of the date hereof (as may be amended or supplemented from time to time, the “Fee Letter”), pursuant to which the Borrower shall pay the Original Lenders the fees specified therein;

Framework Agreement

Exhibit 10.1

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1.    Definitions.

(a)Defined Terms(a)    Defined Terms. The following terms, when used in capitalized form, have the following meanings:
“A320 Aircraft” means each of the seven Airbus A320-200 aircraft listed in Schedule I hereto.
“A321 Aircraft” means each of the three Airbus A321-200 aircraft listed in Schedule I hereto.
“Aircraft” means, as applicable, the A320 Aircraft or the A321 Aircraft or, collectively, the A320 Aircraft and the A321 Aircraft.
“Availability Period” means, with respect to each Aircraft, the period commencing on the date that is the first day of the calendar month immediately preceding the Scheduled Delivery Month for such Aircraft and expiring on the date that is thirty (30) days after the last calendar day of the Scheduled Delivery Month for such Aircraft, as the same may be extended pursuant to Section 3(b).
“Borrower” has the meaning set forth in the preamble.
“Bridge Aircraft” has the meaning set forth in Section 2(d).
“Commitments” means, with respect to any Original Lender for each Aircraft, the obligation of such Original Lender (subject to the terms and conditions of the Form of Operative Agreements) to make its Loan for such Aircraft to the Borrower in the amount equal to that set forth in a schedule of commitments of each Original Lender to be agreed by the parties, which shall in the aggregate equal $37,000,000 for an A320 Aircraft and $40,000,000 for an A321 Aircraft.
“Commitment Fee” has the meaning set forth in Section 2(c).
“Commitment Transfer Certificate” means a Commitment Transfer Certificate in substantially the form of Exhibit D attached hereto.
“Defaulted Aircraft” has the meaning set forth in Section 2(d).
“Defaulting Lender” has the meaning set forth in Section 2(d).

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“Documentation Agent” has the meaning set forth in the preamble.
“Excusable Delivery Delay” means, with respect to an Aircraft, any delay in the delivery of such Aircraft from the Airframe Manufacturer to the Borrower beyond the Scheduled Delivery Date that is caused by an event or circumstance that is not within the reasonable control of the Borrower.
“Facility Agents” has the meaning set forth in the preamble.
“Fee Letter” has the meaning set forth in the fourth recital.
“Final Commitment Date” means, with respect to each Aircraft, the earlier of (x) the end of the Availability Period for such Aircraft and (y) the Funding Cut-Off Date for such Aircraft; provided that in no event shall the Final Commitment Date for any Aircraft be later than the dates set forth next to such Aircraft in the “Final Commitment Date” column in Schedule I attached hereto.
“Form of Intercreditor Agreement” has the meaning set forth in Section 2(a).
“Form of Loan Agreement” has the meaning set forth in Section 2(a).
“Form of Operative Agreements” has the meaning set forth in Section 2(a).
“Form of Security Agreement” has the meaning set forth in Section 2(a).
“Funding Cut-Off Date” means, with respect to each Aircraft, the date that is ten days after the Delivery Date of such Aircraft; provided that, in the event that the Loan for such Aircraft cannot be made prior to such date due to the existence of a Funding Market Disruption, the Funding Cut-Off Date shall be the date that is ten days after the end of such Funding Market Disruption.
“Junior Loan Commitment Fee” has the meaning set forth in Section 2(c).
“Junior Facility Agent” has the meaning set forth in the preamble.
“Junior Loan” has the meaning specified in Section 2(c).
“Loans” has the meaning set forth in Section 2(c).
“Non-Defaulting Lenders” has the meaning set forth in Section 2(d).
“Operative Agreements” has the meaning set forth in Section 2(a).
“Original Junior Lender” has the meaning set forth in the preamble.

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“Original Lenders” has the meaning set forth in the preamble.
“Original Senior Lenders” has the meaning set forth in the preamble.
“Scheduled Delivery Month” means, with respect to each Aircraft, the “Indicative Scheduled Delivery Month” listed for such Aircraft on Schedule I hereto.
“Security Trustee” has the meaning set forth in the preamble.
“Senior Loan Commitment Fee” has the meaning set forth in Section 2(c).
“Senior Facility Agent” has the meaning set forth in the preamble.
“Senior Loan” has the meaning set forth in Section 2(c).
(b) Certain Other Provisions. For all purposes of this Framework Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(i)    capitalized terms used herein and not defined herein have the meanings set forth in the Form of Loan Agreement and if not defined therein, in the Form of Intercreditor Agreement;
(ii)    the definitions stated herein apply equally to both the singular and the plural forms of the terms defined;
(iii)    the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Framework Agreement as a whole and not to any particular article, section or other subdivision; and
(iv)    all references herein to articles, sections, appendices, schedules and exhibits pertain to articles, sections, appendices, schedules and exhibits in or to this Framework Agreement.
2.    Definitive Documents, Commitments and Commitment Fee.

(a)Forms of Operative Agreements(a)    Forms of Operative Agreements. Attached to this Framework Agreement are the forms of the following documents which have been negotiated and agreed by and between the parties hereto with the respect to the financing of each Aircraft (the definitive versions of such documents for such Aircraft, together with the forms of the other Basic Agreements attached thereto and such amendments, supplements or modifications, if any, as may be required as set forth herein or as may be mutually agreed by the parties hereto, collectively, the “Operative Agreements” for such Aircraft):

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(i)the form of Loan Agreement, attached as Exhibit A hereto (the “Form of Loan Agreement”);

(ii)the form of Aircraft Security Agreement, attached as Exhibit B hereto (the “Form of Security Agreement”); and

(iii)the form of Intercreditor Agreement, attached as Exhibit C hereto (the “Form of Intercreditor Agreement” and, together with the Form of Loan Agreement and Form of Security Agreement and together with the forms of the other Basic Agreements attached thereto, the “Form of Operative Agreements”)

(b) Delivery of Operative Agreements. On and subject to the terms and conditions set forth herein and in the Form of Operative Agreements (including Section 3.1 of the Form of Loan Agreement) for each Aircraft: (i) each Original Lender hereby agrees that it will (x) execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which such Original Lender is to be a party, and (y) cause the Security Trustee to execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which the Security Trustee is to be a party, (ii) each Original Senior Lender hereby agrees that it will cause each of the Senior Facility Agent and the Documentation Agent to execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which each of the Senior Facility Agent and the Documentation Agent is to be a party and (iii) the Original Junior Lender hereby agrees that it will cause the Junior Facility Agent to execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which the Junior Facility Agent is to be a party. On and subject to the terms and conditions set forth herein and in the Form of Operative Agreements (including Section 3.1 of the Form of Loan Agreement) for each Aircraft, each of the Security Trustee and the Facility Agents agrees that it will execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which it is to be a party. On and subject to the terms and conditions set forth herein and in the Form of Operative Agreements (including Section 3.2 of the Form of Loan Agreement) for each Aircraft, the Borrower hereby agrees that it will execute and deliver on the Advance Date for such Aircraft the Operative Agreements for such Aircraft to which the Borrower is to be a party.

(c) Commitments and Commitment Fee. On the Scheduled Advance Date for each Aircraft (or if the Advance Date does not occur on the Scheduled Advance Date, such later date as may be specified pursuant to, and in accordance with, the Loan Agreement for such Aircraft), each Original Senior Lender agrees to make a senior loan for such Aircraft (the “Senior Loan” for such Aircraft) and the Original Junior Lender agrees to make a junior loan for such Aircraft (the “Junior Loan” for such Aircraft and, together with the Senior Loan for such Aircraft, the “Loans”) to the Borrower in the

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principal amount equal to its respective Commitments for such Aircraft, on and subject to the terms and conditions set forth in the Form of Loan Agreement, in each case, subject to the adjustments, if any, as set forth in Section 2(e) and Section 3. The Borrower agrees to pay in arrears to the Security Trustee for the account of each Original Senior Lender to an account to be specified by the applicable Original Senior Lender a non-refundable commitment fee (the “Senior Loan Commitment Fee”) for each Aircraft computed by multiplying the undrawn amount of such Original Senior Lender’s Commitment for such Aircraft from day to day by 0.75% (in the case of an A320 Aircraft) or 1.00% (in the case of an A321 Aircraft) per annum, and the Borrower agrees to pay in arrears to the Security Trustee for the account of each Original Junior Lender to an account to be specified by the applicable Original Junior Lender a non-refundable commitment fee (the “Junior Loan Commitment Fee” and together with the Senior Commitment Fee, the “Commitment Fee”) for each Aircraft computed by multiplying the undrawn amount of such Original Junior Lender’s Commitment for such Aircraft from day to day by 1.25% per annum, in each case, for each day during the period from (but excluding) the date hereof to (and including) the earliest of (i) the Scheduled Advance Date for such Aircraft (or, if the Advance Date shall not have occurred on or prior to the Cutoff Date, the Advance Date for such Aircraft), (ii) the Final Commitment Date for such Aircraft and (iii) the termination of the Commitments for such Aircraft by the Borrower pursuant to Section 2(d); provided that (x) no Commitment Fee shall accrue for any Original Lender for any Aircraft during the period that the Closing for such Aircraft is delayed due to the occurrence of a Funding Market Disruption for such Aircraft and (y) in the case of an Original Lender becoming a Defaulting Lender for any Aircraft, no Commitment Fee shall accrue for such Original Lender for any Aircraft from the date of the last payment of the Commitment Fee prior to the date such Original Lender became a Defaulting Lender (and, for the avoidance of doubt, any accrued Commitment Fee with respect to any Aircraft that is unpaid shall not be due or payable to an Original Lender who becomes a Defaulting Lender). The Commitment with respect to each Aircraft for each Original Lender shall automatically terminate for all Original Lenders in the case of clauses (i), (ii) and (iii) in the preceding sentence with respect to such Aircraft and for the Defaulting Lender in the case of clause (y) of the proviso to the preceding sentence with respect to such Aircraft and no Commitment Fee shall accrue or be payable thereafter with respect to such Aircraft. The Commitment Fee with respect to each Aircraft shall be computed on the basis of a 360-day year and actual number of days elapsed and shall be payable quarterly in arrears (with the first such payment due and payable on the date that is ninety (90) days following the date hereof) and on the date on which the Commitment Fee ceases to accrue for such Aircraft in accordance with the foregoing.
(d) Defaulting Lenders. The Commitments of the Original Lenders are several and not joint. If any Original Lender fails to fund its portion of the Loans, either in whole or in part, for an Aircraft on the Scheduled Advance Date for such Aircraft, (a “Defaulted Aircraft”) when so required hereunder and under the Form of Loan Agreement for such

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Aircraft or otherwise defaults on any other payment obligations to the Borrower (a “Defaulting Lender”), then:
(i)    the Defaulting Lender’s Commitments with respect to the Defaulted Aircraft and all of the other remaining unfunded Aircraft shall be terminated immediately and all of the related accrued and future Commitment Fee, structuring and other fees payable hereunder or under the Fee Letter or any other document shall be terminated for such Defaulting Lender;
(ii)    any one or more of the other non-defaulting Original Lenders (the “Non-Defaulting Lenders”), within sixty days of the Scheduled Advance Date of the Defaulted Aircraft, may but shall not be required to, acquire all of the rights and obligations of the Defaulting Lender’s Commitments with respect to the Defaulted Aircraft and all of the other remaining unfunded Aircraft, without breakage or premium and at no additional cost to the Borrower, by (a) increasing their respective Commitments for such Defaulted Aircraft to cover the shortfall in Commitments on the Defaulted Aircraft and all of the other remaining unfunded Aircraft, (b) re-allocating their respective Commitments for the remaining unfunded Aircraft in inverse order (i.e., beginning with the unfunded Aircraft with the latest “Scheduled Delivery Month”) to cover the shortfall in Commitments on the Defaulted Aircraft and the shortfall in Commitments with respect to some of the other remaining unfunded Aircraft (i.e., beginning with the unfunded Aircraft with the closest “Scheduled Delivery Month”) or (c) finding a replacement lender that satisfies the requirements of a Permitted Transferee (and, if the Permitted Transferee is a Disqualified Entity, is otherwise acceptable to the Borrower) to cover the shortfall in Commitments on the Defaulted Aircraft and all of the other remaining unfunded Aircraft; provided that, during such sixty day period, the Borrower may (but shall not be required to) do any one or more of the following in any combination in the Borrower’s sole discretion with respect to the Defaulted Aircraft and any other remaining unfunded Aircraft with a Scheduled Delivery Month during such sixty day period (any such Defaulted Aircraft or other remaining unfunded Aircraft, a “Bridge Aircraft”): (1) arrange for a reputable financial institution to acquire all or a portion of the rights and obligations of the Defaulting Lender’s Commitments with respect to the Defaulted Aircraft and/or one or more other such Bridge Aircraft without breakage or premium and at no additional cost to the Borrower (in which case such financial institution shall acquire all of such rights and obligations of a “Lender” for such Aircraft), (2) acquire for itself and fund the Defaulting Lender’s Commitment (on a non-voting basis) with respect to the Defaulted Aircraft and/or one or more other such Bridge Aircraft, and/or (3) close and have the Loan be funded for the Defaulted Aircraft and/or one or more such other Bridge Aircraft with all Commitments for such Aircraft other than the Defaulting Lender’s Commitments for such Aircraft (in

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which case the Commitments for such Aircraft shall be reduced accordingly); provided, further, that, during such sixty day period, the Commitment Fees to be accrued pursuant to Section 2(c) for such Defaulted Aircraft and all other remaining unfunded Aircraft shall be based on undrawn Loan amounts for such Aircraft after giving effect to the shortfall in Commitments for such Aircraft; provided, further, that the Borrower shall not be responsible for Breakage Costs (if any), Liquidity Breakage (if any) or any other costs or expenses incurred by the Original Lenders in connection with any Defaulting Lender’s failure to fund on the Scheduled Advance Date for any Aircraft; and
(iii)    if, at the end of the sixty day period referred to in clause (ii), the Non-Defaulting Lenders have not covered the shortfall in Commitments with respect to the Defaulted Aircraft and all of the other remaining unfunded Aircraft in accordance with clause (ii) above, the Borrower may (but shall not be required to) do any one or more of the following in any combination in the Borrower’s sole discretion: (a) arrange for a reputable financial institution to acquire all or a portion of the rights and obligations of the shortfall in Commitments with respect to the Defaulted Aircraft and/or any other remaining unfunded Aircraft without breakage or premium and at no additional cost to the Borrower (in which case such financial institution shall acquire all of such rights and obligations of a “Lender” for such Aircraft), (b) acquire for itself and fund the shortfall in Commitments (on a non-voting basis) with respect to the Defaulted Aircraft and/or the shortfall in Commitments with respect to any other remaining unfunded Aircraft, (c) close and have the Loan be funded for the Defaulted Aircraft and/or any other remaining unfunded Aircraft with all Commitments for such Aircraft other than the Defaulting Lender’s Commitments for such Aircraft (in which case the Commitments for such Aircraft shall be reduced accordingly) and/or (d) terminate the Non-Defaulting Lenders’ Commitments with respect to the Defaulted Aircraft and the Borrower’s obligations hereunder with respect to any unfunded Aircraft that has a shortfall in Commitments (in which case the related Commitment Fee, structuring and other fees payable hereunder or under the Fee Letter or any other document with respect to the Defaulted Aircraft and all of the other remaining unfunded Aircraft shall be terminated for all Original Lenders on a going-forward basis).
(e) Adjustments to Commitments. The Commitments of each Original Lender with respect to each Aircraft is subject to adjustments if any of the following events occur prior to the Advance Date for such Aircraft and, to the extent applicable, the Form of Loan Agreement and other Form of Operative Agreements for each Aircraft shall be revised to reflect such adjustments prior to the execution and delivery thereof:

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(i)    an Original Lender transfers its Commitment for such Aircraft to a Permitted Transferee in accordance with Section 13; or
(ii)    an Original Lender becomes a Defaulting Lender and any rights of the Non-Defaulting Lenders and the Borrower set forth in Section 2(d) impacting the Commitments have been exercised by any of such party in accordance with the terms thereof.
3. Certain Loan Agreement Terms.
For all purposes hereunder and of the Form of Operative Agreements for each Aircraft, the parties hereto agree as follows:
(a) Amortization Schedules. The parties hereto acknowledge that the indicative amortization schedules provided by the Original Lenders were prepared based on an assumed interest rate and an assumed “Advance Date” agreed by the parties and on a mortgage style basis in consecutive quarterly payments of principal and interest which amortize to zero. After the setting of the Fixed Rate or the Floating Rate, as applicable, for the Loans for an Aircraft, the Senior Facility Agent (in the case of the Senior Loan for each Aircraft) and the Junior Facility Agent (in the case of the Junior Loan for each Aircraft) shall prepare for the Borrower’s review new mortgage style amortization schedules for the Loans for such Aircraft, based on a methodology consistent with the methodology used to prepare the amortization schedules set forth in the indicative amortization schedules referred to in the first sentence of this Section 3(a), which takes into account the Scheduled Advance Date for such Loans and the actual Fixed Rate or the actual Floating Rate, as applicable, for the first Interest Period for such Loans. Subject to the Borrower’s consent (which shall be granted absent manifest error), Schedule 1 attached to each Note for such Loans shall be based on such new mortgage style amortization schedules.
(b) Adjustments to Availability Period and Applicable Margin. With respect to each Aircraft, an extension of the Availability Period for the Commitments for such Aircraft for an additional thirty days may be requested by the Borrower if five Business Days prior to the end of such Availability Period an Excusable Delivery Delay or a Funding Market Disruption has occurred and is continuing for such Aircraft; provided, however, that such extension of such Availability Period is subject to agreement by the Borrower and each Original Lender for such Aircraft to an adjustment, if applicable, to the Applicable Margin for such Aircraft to reflect any change to such Original Lender’s cost of funding its Loan for such Aircraft as a result of extending such Availability Period. If the Availability Period for an Aircraft is extended in accordance with the foregoing, the “Applicable Margin” set forth in the Form of Loan Agreement will be changed in preparing the Loan Agreement for such Aircraft to reflect the adjustment to

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the Applicable Margin agreed to by the Borrower and the Original Lenders for such Aircraft prior to the execution and delivery thereof.
4. Certain Mechanics.
(a) Borrowing Procedure. With respect to the Loans for each Aircraft, the Borrower shall comply with the procedures for borrowing set forth in Section 2.2 of the Form of Loan Agreement. For the avoidance of doubt, the funding indemnity provisions set forth in Sections 2.2(e), 2.2(f) and Section 2.10 of the Form of Loan Agreement shall apply with respect to any Borrowing Notice issued by the Borrower as set forth under Section 2.2(a) of the Form of Loan Agreement.
(b) Interest Rate Election Procedure. With respect to the Loans for each Aircraft, the Borrower shall comply with the procedures for interest rate election set forth in Section 2.5 of the Form of Loan Agreement.
(c) Identification of Aircraft. With respect to each Aircraft, on or prior to the delivery by the Borrower of the Borrowing Notices for such Aircraft, the Borrower shall provide to the Facility Agents and the Security Trustee the manufacturer’s serial numbers of the Airframe and Engines comprising such Aircraft and the U.S. registration number of such Aircraft.
5. Intercreditor Agreements.
(a) Each of the Lenders, Facility Agents and the Security Trustee party hereto acknowledge and agree to the terms of each Intercreditor Agreement notwithstanding the fact that a Senior Lender or Junior Lender, as applicable, with respect to one such Intercreditor Agreement may not in the future be a party to one or more of the other Intercreditor Agreements. Without limiting the foregoing, each party specifically agrees to the terms of subordination and to the priorities of payment contained in Section 2 and Section 4, respectively, of each Intercreditor Agreement and to the application of such provisions across all Aircraft notwithstanding the identity of the respective Senior Lenders or the Junior Lenders for any given Aircraft at any given time.
(b) Notwithstanding anything herein or in the Basic Agreements for any Aircraft to the contrary except as specifically provided in the Intercreditor Agreement for such Aircraft, the Security Trustee, the Senior Lenders and the Junior Lenders that are then party to the Basic Agreements for any one Aircraft may agree to any amendment, change, waiver, discharge or grant any consent or otherwise modify any Basic Agreement for such Aircraft without the written consent of any of the Related Security Trustees,

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Related Senior Lenders or Related Junior Lenders that are then party to the Related Basic Agreements for any Related Aircraft.
6. Conditions Precedent.
(a) Conditions Precedent to Framework Agreement. The agreement and obligation of each Original Lender under this Framework Agreement are subject to the satisfaction (or waiver by such Lender’s Facility Agent, which waiver shall be in writing and signed by such Facility Agent) of the following conditions precedent on the date hereof (such satisfaction or waiver to be evidenced to the Borrower by the execution and delivery by each such Original Lender and each Facility Agent of this Framework Agreement):
(i)    Each Facility Agent shall have received the following documents, each duly authorized, executed and delivered by each of the parties thereto (other than each Original Lender and Facility Agent) and the executed counterparts (or copies thereof where indicated) thereto:
1)    this Framework Agreement; and
2)    the Fee Letter.
(ii)    Each Facility Agent shall have received each of the following legal opinions, addressed to each Facility Agent, the Security Trustee and the Original Lenders and dated the date hereof: (1) the opinion of in-house counsel to the Borrower, (2) the opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, and (3) the opinion of Morris James LLP, special Delaware counsel to the Security Trustee.
(iii)    Each Facility Agent shall have received (the receipt of such items and the satisfaction of such checks to be evidenced to the Borrower by the execution and delivery by each such Original Lender and each Facility Agent of this Framework Agreement) such documents, information or evidence reasonably requested by each Facility Agent in order for the Original Lenders to carry out and be satisfied they have complied with all necessary “know your customer” checks in relation to the Borrower or other similar checks under applicable laws and regulations, including Anti-Terrorism Laws and AML Laws, pursuant to the Basic Agreements;
(b) Conditions Precedent to Advance Date. In addition to and notwithstanding the conditions precedent set forth in Section 3.1 of the Loan Agreement for any Aircraft, the agreement and obligation of each Original Lender under this Framework Agreement

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and the other Basic Agreements for such Aircraft are subject to the satisfaction (or waiver by such Original Lender’s Facility Agent, which waiver shall be in writing and signed by such Facility Agent) of the following conditions precedent on the Advance Date for such Aircraft (such satisfaction or waiver to be evidenced to the Borrower by the execution and delivery by each such Original Lender and each Facility Agent of the Basic Agreements for such Aircraft):
(i)    The Senior Facility Agent shall have received the Senior Loan Borrowing Notice and the Junior Facility Agent shall have received the Junior Loan Borrowing Notice in accordance with Section 2.2(a) of the Loan Agreement for such Aircraft, in each case, duly authorized, executed and delivered by the Borrower and the executed counterparts (or copies thereof where indicated) thereto.
(ii)    Each Facility Agent shall have received (the receipt of such items and the satisfaction of such checks to be evidenced to the Borrower by the execution and delivery by each such Original Lender and each Facility Agent of this Framework Agreement and the other Basic Agreements for such Aircraft) such documents, information or evidence reasonably requested by each Facility Agent in order for the Original Lenders to carry out and be satisfied they have complied with all necessary “know your customer” checks in relation to the Borrower or other similar checks under all applicable laws and regulations, including Anti-Terrorism Laws and AML Laws, pursuant to the Basic Agreements (provided that any such request shall be made no later than the close of business on the Business Day after the day the Borrowing Notices for such Aircraft are received by the Facility Agents).
7. Representations and Warranties.
Each party to this Framework Agreement represents and warrants to the other parties hereto that this Framework Agreement has been duly authorized, executed and delivered by such party, and the execution, delivery and performance by such party of this Framework Agreement do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of such party, except such as have been duly obtained and are in full force and effect, and do not contravene or conflict with any law, governmental rule, regulation, judgment or order binding on such party or the certificate of incorporation or by-laws (or equivalent constitutive documents) of such party or contravene or result in a breach of, or constitute a default under, or result in the creation of any Lien upon the property of such party under, any indenture, mortgage, contract or other agreement to which such party is a party or by which it or any of its properties are bound.

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8. Notices.
Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof will be in English and in writing, and any such notice may be given by U.S. mail, courier service or facsimile, and any such notice will be effective when delivered to the recipient thereof in accordance with the provisions of this Section to its respective address (including facsimile number) set forth in the Form of Loan Agreement.
9. Confidentiality.
Each of the Original Lenders, the Facility Agents and the Security Trustee shall comply with the confidentiality restrictions set forth in Section 7.16 of the Form of Loan Agreement.
10. Separate Counterparts.
This Framework Agreement may be executed in any number of counterparts (and each of the parties hereto will not be required to execute the same counterpart). Any counterpart may be executed by facsimile signature and such facsimile signature will be deemed an original. Each counterpart of this Framework Agreement including a signature page executed by each of the parties hereto will be an original, but all of such counterparts together will constitute one instrument.
11. Entire Agreement.
This Framework Agreement, including all the schedules, exhibits and annexes hereto, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the matters contemplated hereby.
12. Headings.
The headings of the various sections herein are for convenience of reference only and will not define or limit any of the terms or provisions hereof.

13
Framework Agreement

1000319295v12

Exhibit 10.1

13. Binding Effect; No Assignment.
This Framework Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights and obligations of the respective parties pursuant to this Framework Agreement are personal to the respective parties, and no party may assign or otherwise transfer its rights or obligations under this Framework Agreement without the prior written consent of the other parties hereto, except as set forth in Section 7.6 of the Form of Loan Agreement in the case of the Borrower and herein in the case of the Original Lenders and Section 8.1 of the Form of Security Agreement in the case of the Security Trustee and Section 8 of the Form of Loan Agreement in the case of the Facility Agents. Following the date hereof and before the Advance Date with respect to any Aircraft, each Original Lender for such Aircraft may, with the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed (it being understood that refusal to consent to a Disqualified Entity shall be deemed to be reasonable)), assign or otherwise transfer or participate all or any portion of its right, title and interest in and to its Commitments for such Aircraft pursuant to a Commitment Transfer Certificate to a Permitted Transferee; provided that in the case of a Fixed Rate Loan, the Borrower consent provisions described in the second sentence of Section 7.6 of the Form of Loan Agreement shall apply in lieu of the foregoing (as if the Advance Date had occurred) from the date that is five (5) Business Days prior to the anticipated Advance Date of such Fixed Rate Loan. Any transfer by any Original Lender of all or a portion of its Commitments in any Aircraft to a Permitted Transferee shall be made in accordance with Section 2.16 of the Form of Loan Agreement and shall be in a minimum of $1,000,000 (in the case of the Commitments for a Senior Loan) and $500,000 (in the case of the Commitments for a Junior Loan) with respect to each Loan and in an amount in excess of $5,000,000 (in the case of a Senior Loan) and $2,000,000 (in the case of a Junior Loan) in the aggregate across the Commitments for all of the Loans at the time of such assignment, transfer or participation, and there shall be no more than thirty (30) different Lenders in the aggregate for the Senior Loans and the Junior Loans for all of the Aircraft at any point in time. For the avoidance of doubt, an Original Lender and any of its Affiliates, including Persons managed by such Original Lender, shall be deemed to be one “Lender” for purposes of the immediately preceding sentence. After the date of such transfer and the execution of a Commitment Transfer Certificate, such Permitted Transferee shall be deemed an “Original Lender” for purposes of this Framework Agreement and be deemed a party to this Framework Agreement, shall have the rights and obligations of an Original Lender set forth herein and in the Form of Operative Agreements for the applicable Aircraft, and shall execute and deliver on the Advance Date for such Aircraft the Basic Agreements for such Aircraft to which it is to be a party.

14
Framework Agreement

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Exhibit 10.1

14. Amendments.
The provisions of this Framework Agreement may be amended, supplemented or otherwise modified only by an instrument or instruments in writing signed by each party hereto; except that neither the signature nor any other consent of any kind of a Defaulting Lender shall be required. Each party hereto reserves the right to agree to any amendment, supplement or other modification as such party may determine in its sole discretion.
15. Severability.
Any provision of this Framework Agreement which is prohibited or unenforceable in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.
16. Waiver of Immunities.
Each party hereto agrees that, to the extent that a party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from (i) any legal action, suit, arbitration proceeding or other proceeding, (ii) set-off or counterclaim, (iii) the jurisdiction of any court of competent jurisdiction, (iv) service of process, (v) relief by way of injunction, order for specific performance or for recovery of property, (vi) attachment of its assets prior to judgment or after judgment, (vii) attachment in aid of execution or levy, (viii) execution or enforcement of any decree or judgment, (xi) judgment or jurisdiction or (x) from any other legal process in any jurisdiction, such party, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive the rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Framework Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against any party with respect to this Framework Agreement.
17. Governing Law; Consent to Jurisdiction; and Waiver of Jury Trial.
THIS FRAMEWORK AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER HEREUNDER SHALL BE GOVERNED

15
Framework Agreement

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Exhibit 10.1

BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
EACH OF THE PARTIES HERETO HEREBY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS FRAMEWORK AGREEMENT; (ii) IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS FRAMEWORK AGREEMENT; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING OR THAT THE VENUE OF SUCH ACTION OR PROCEEDING IS IMPROPER; AND (iv) AGREES THAT A FINAL (NON-APPEALABLE) JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR ANY PARTY’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
[Signature Pages Follow.]

16
Framework Agreement

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Framework Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
SPIRIT AIRLINES, INC.,
as Borrower
By:    /s/ Edward Christie
Name: Edward Christie
Title: Senior Vice President and Chief Financial Officer

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

BNP PARIBAS, NEW YORK BRANCH,
as Senior Facility Agent and Original Senior Lender.

By:/s/ Robert Papas
    Name: Robert Papas
Title: Director

By: /s/ Stephanie Klein_________________
    Name: Stephanie Klein     Title: Vice President

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

NATIXIS, NEW YORK BRANCH,
as Original Senior Lender and Documentation Agent
By:/s/Vinh Nguyen____________________
Name: Vinh Nguyen
Title:Vice President

By: /s/ Lily Cheung____________________
    Name: Lily Cheung
Title: Executive Director

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as Original Senior Lender
By: /s/ Kohrsmeier Hartmann___________
    Name: Kohrsmeier Hartmann
Title: SVP
By: /s/ Malte Kalfaus__________________
    Name: Malte Kalfhaus
    Title: Associate

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

KFW IPEX-BANK GMBH,
as Original Senior Lender
By: /s/ Alexander Jacobs_______________
    Name: Alexander Jacobs
Title: Director

By: /s/ Heike Becker___________________
    Name: Heike Becker
Title: Vice President

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

INVESTEC BANK PLC,
as Junior Facility Agent and Original Junior Lender
By: /s/ Charles Stott___________________
    Name: Charles Stott
    Title: Authorized Signatory
By: /s/ Peter Watson___________________
    Name: Peter Watson
    Title: Authorized Signatory

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Security Trustee
By: /s/ Patricia A. Bradenburg___________
    Name: Patricia A. Bradenburg
Title: Financial Services Officer

Signature Page
Framework Agreement
1000319295v12

Exhibit 10.1

Exhibit A to the
Framework Agreement

FORM OF LOAN AGREEMENT

Exhibit A

Framework Agreement
1000319295v12

Exhibit 10.1

FORM OF LOAN AGREEMENT [N[•]]

dated as of [__], 201[4][5]

among

SPIRIT AIRLINES, INC.,
as Borrower,

BNP PARIBAS, NEW YORK BRANCH,
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
NATIXIS, NEW YORK BRANCH
and
KfW IPEX-BANK GMBH,
as Original Senior Lenders,

INVESTEC BANK PLC,
as Original Junior Lender

BNP PARIBAS, NEW YORK BRANCH,
as Senior Facility Agent

INVESTEC BANK PLC,
as Junior Facility Agent

NATIXIS, NEW YORK BRANCH,
as Documentation Agent

and

WILMINGTON TRUST COMPANY,
as Security Trustee
_________________________

PILLSBURY WINTHROP SHAW PITTMAN LLP
1000301987v14

Exhibit 10.1

Page

Section 1. Definitions.....................................................................................................................	2

1.1	Defined Terms...............................................................................................................2

1.2	Interpretation...............................................................................................................21

Section 2. Amount and Terms of Loans and Notes......................................................................	22

2.1	[Reserved.]..................................................................................................................22

2.2	Procedure for Borrowing............................................................................................22

2.3	Notes...........................................................................................................................24

2.4	Prepayments................................................................................................................25

2.5	Interest Rates; Principal Repayment; and Payment Dates..........................................26

2.6	Payments; Distributions..............................................................................................28

2.7	Mitigation....................................................................................................................29

2.8	Directed Sale...............................................................................................................30

2.9	Taxes............................................................................................................................31

2.10	Breakage Indemnity.....................................................................................................35

2.11	Increased Costs........................................................................................................... 36

2.12	General Indemnity.......................................................................................................38

2.13	[Reserved.]................................................................................................................. 42

2.14	Illegality...................................................................................................................... 42

2.15	Mutilation, Destruction, Loss or Theft........................................................................42

2.16	Registration.................................................................................................................43

2.17	[Reserved.]..................................................................................................................44

2.18	Market Disruption Event.............................................................................................44

Section 3. Conditions Precedent...................................................................................................	45

3.1	Conditions Precedent to Advance for the Lenders......................................................45

3.2	Conditions Precedent to Borrow for the Borrower.....................................................49

Section 4. Representations and Warranties and Covenants.........................................................	50

4.1	Representations and Warranties of the Borrower........................................................50

4.2	Representations, Warranties and Covenants of the Security Trustee..........................53

4.3	Representations, Warranties and Covenants of each Facility Agent...........................55

4.4	Representations, Warranties and Covenants of the Lenders.......................................57

Section 5. General Covenants......................................................................................................	58

5.1	Notices.........................................................................................................................58

5.2	[Reserved.]..................................................................................................................58

5.3	[Reserved.]..................................................................................................................58

5.4	Merger or Consolidation.............................................................................................58

5.5	[Reserved.]..................................................................................................................59

5.6	[Reserved.]..................................................................................................................59

i
1000301987v14

Exhibit 10.1

5.7	Further Assurances; Cape Town..................................................................................59

5.8	Compliance With Laws...............................................................................................59

5.9	Reports ........................................................................................................................60

5.10	Maintenance of Status .................................................................................................61

5.11	[Reserved.] ..................................................................................................................61

5.12	[Reserved]................................................................................................................... 61

5.13	Compliance with Organizational Documents .............................................................61

5.14	[Reserved.] ..................................................................................................................61

5.15	Taxes ............................................................................................................................61

5.16	[Reserved.] ..................................................................................................................62

5.17	[Reserved.] ..................................................................................................................62

5.18	Delivery of Acceptance Certificate .............................................................................62

5.19	Delivery of Post-Registration FAA Opinion ...............................................................62

5.20	Delivery of Certificate of Airworthiness .....................................................................62

Section 6. Events of Default........................................................................................................	62

6.1	Events of Default........................................................................................................ 62

Section 7. Miscellaneous.	65

7.1	Amendments and Waivers........................................................................................... 65

7.2	Notices and Accounts.................................................................................................. 65

7.3	No Waiver; Cumulative Remedies ..............................................................................66

7.4	Survival of Representations and Warranties ...............................................................66

7.5	Payment of Expenses and Taxes .................................................................................66

7.6	Successors and Assigns ...............................................................................................67

7.7	Counterparts................................................................................................................ 68

7.8	Severability.................................................................................................................. 68

7.9	Integration................................................................................................................... 68

7.10	GOVERNING LAW................................................................................................... 69

7.11	SUBMISSION TO JURISDICTION; WAIVERS ......................................................69

7.12	Service of Process....................................................................................................... 69

7.13	Waiver of Immunities................................................................................................. 69

7.14	Acknowledgments....................................................................................................... 69

7.15	Performance by Lender of the Borrower’s Obligations.............................................. 70

7.16	Confidentiality............................................................................................................. 70

7.17	FATCA Information..................................................................................................... 70

7.18	German Lenders.......................................................................................................... 71

Section 8. Appointment of Facility Agents.................................................................................	71

8.1	Notice of Event of Default.......................................................................................... 72

8.2	Action upon Instructions............................................................................................. 72

8.3	Indemnification............................................................................... ............................72

8.4	No Duties Except as Specified in this Loan Agreement or Instructions..................... 72

8.5	Notices, Etc................................................................................................................. 73

8.6	Appointment of Facility Agents; Acceptance of Duties.............................................. 73

8.7	Absence of Duties....................................................................................................... 73

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Exhibit 10.1

8.8	[Reserved.................................................................................................................... 73

8.9	Reliance; Facility Agent; Advice of Counsel ..............................................................73

8.10	Resignation of Facility Agent; Appointment of Successor.......................................... 74

8.11	Applicable KYC Checks............................................................................................. 75

Section 9. Broker’s Commission.................................................................................................75

ANNEX A    -    Definitions

EXHIBITS

EXHIBIT A-1    -    Form of Senior Loan Borrowing Notice
EXHIBIT A-2 -    Form of Junior Loan Borrowing Notice
EXHIBIT B-1    -    [Reserved.]
EXHIBIT B-2 -     [Reserved.]
EXHIBIT C    -    Form of Transfer Certificate
EXHIBIT D    -    Form of Note
EXHIBIT E    -    [Reserved.]
EXHIBIT F    -    [Reserved.]
EXHIBIT G     -    Forms of U.S. Tax Compliance Certificates
EXHIBIT H    -    [Reserved.]
EXHIBIT I    -    [Reserved.]
EXHIBIT J    -    Form of Aircraft Security Agreement
EXHIBIT K    -    Form of Intercreditor Agreement

iii
1000301987v14

Exhibit 10.1

LOAN AGREEMENT
THIS LOAN AGREEMENT dated as of [●], 201[4][5], is by and among SPIRIT AIRLINES, INC., a Delaware corporation (together with its permitted successors and assigns, the “Borrower”), BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as initial senior lenders (in such capacity, the “Original Senior Lenders” and, together with their respective permitted successors and assigns which are Lenders, the “Senior Lenders”), BNP PARIBAS, acting through its New York Branch, in its capacity as facility agent for the Senior Lenders (in such capacity, together with its permitted successors and assigns, the “Senior Facility Agent”), INVESTEC BANK PLC, as initial junior lender (in such capacity, the “Original Junior Lender”, and together with its permitted successors and assigns which are Lenders, the “Junior Lenders” and the Original Senior Lenders together with the Original Junior Lenders, the “Original Lenders”), INVESTEC BANK PLC, in its capacity as facility agent for the Junior Lenders (in such capacity, together with its permitted successors and assigns, the “Junior Facility Agent”), NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Senior Lenders (in such capacity, the “Documentation Agent”), and WILMINGTON TRUST COMPANY, as security trustee (in such capacity, together with its permitted successors and assigns, the “Security Trustee”).
W I T N E S S E T H:
WHEREAS, certain terms are used herein as defined in Section 1 hereof;
WHEREAS, the Borrower is acquiring certain Airbus aircraft, including the Aircraft, from the Airframe Manufacturer pursuant to the Purchase Agreement;
WHEREAS, the Borrower desires to finance the Aircraft and in connection therewith has, prior to the date hereof, entered into the Framework Agreement pursuant to which the Original Lenders have provided Commitments to the Borrower for the Loans to finance the Aircraft;
WHEREAS, the Borrower shall use the proceeds of the Loans to acquire the Aircraft from the Airframe Manufacturer and the proceeds of the Loans either shall be paid directly to the Airframe Manufacturer as part of the purchase price of the Aircraft or be used to reimburse the Borrower for the purchase of the Aircraft; and
WHEREAS, concurrently with the execution and delivery of this Loan Agreement, (x) the Security Trustee and the Borrower have entered into the Security Agreement, pursuant to which, among other things, the Borrower will grant to the Security Trustee, for the security and benefit of the Lenders, as holders of the Notes issued hereunder, and certain other beneficiaries, a security interest in all right, title and interest of the Borrower in and to the Aircraft and certain other property described therein and (y) the Borrower, the Original Lenders and the Security Trustee have entered into the Intercreditor Agreement, pursuant to which, among other things, the Original Lenders have agreed to certain terms of subordination and to the priorities of payments set forth therein;

1000301987v14

Exhibit 10.1

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
Section 1. Definitions.
1.1    Defined Terms. Capitalized terms used herein have the meanings set forth in Appendix A hereto.
“Accounts” has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Advance Date” means the date of the Loan Agreement, which is the date on which the Loans are advanced to the Borrower.
“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.otherwise.
“After-Tax Basis” means on a basis such that any payment required to be paid on such basis shall, if necessary, be supplemented by a further payment so that the sum of the two payments, after reduction by the amount of all Taxes imposed by reason of the receipt or accrual of such payments (and determined after taking into account any current reduction in Excluded Taxes actually realized by the Person receiving such payments as a result of the event or circumstance giving rise thereto), shall be equal to the payment so required.
“Aircraft” means the Airframe (or any Replacement Airframe substituted therefor pursuant to Section 3.5 of the Security Agreement) together with the two Engines described in the Security Agreement Supplement originally executed and delivered under the Security Agreement on the Advance Date (or any Replacement Engine substituted for any of such Engines pursuant to Section 3.4 or Section 3.5 of the Security Agreement), whether or not any of such initial or substituted Engines may from time to time be installed on the Airframe or installed on any other airframe or on any other aircraft. The term “Aircraft” shall include any Replacement Aircraft.
“Aircraft Bill of Sale” means the full warranty bill(s) of sale evidencing the transfer of title to the Aircraft and each Engine to the Borrower.
“Aircraft Documents” means all flight records, logs, manuals, maintenance data and inspection, modification and overhaul records and other documents at any time required to be maintained with respect to the foregoing, in accordance with the rules and regulations of the FAA if the Aircraft is registered under the laws of the United States or the rules and regulations of the government of the country of registry if the Aircraft is registered under the laws of a jurisdiction other than the United States, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk)

1000301987v14

Exhibit 10.1

such materials may be maintained by or on behalf of the Borrower; provided that such term shall not include items relating to aircraft generally of the same fleet type as the Aircraft as opposed to the Aircraft specifically.
“Airframe” means (a) the Airbus A32[●]-200 airframe described in the Security Agreement Supplement No. 1 (except Engines or engines from time to time installed thereon and any and all Parts related to such Engines or engines and Excluded Equipment), and (b) any and all related Parts. The term “Airframe” shall include any Replacement Airframe that may from time to time be substituted pursuant to Section 3.5 of the Security Agreement. At such time as a Replacement Airframe shall be so substituted and the Airframe for which the substitution is made shall be released from the Lien of the Security Agreement, such replaced Airframe shall cease to be the Airframe under the Security Agreement.
“Airframe Manufacturer” means Airbus S.A.S., a société par actions simplifiée registered under the laws of France, and its successors and assigns.
“Airframe Warranties Agreement” means the Airframe Warranties Agreement [N•], dated the Advance Date, substantially in the form to be agreed by the parties.
“AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Affiliates from time to time concerning or relating to anti-money laundering.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Affiliates from time to time concerning or relating to bribery or corruption.
“Anti-Terrorism Laws” means any of the laws applicable to the Borrower or its Affiliates relating to terrorism or money laundering, including Executive Order No. 13224, the PATRIOT Act, the Bank Secrecy Act, the Money Laundering Control Act of 1986 (i.e., 18 USC. §§ 1956 and 1957), the laws applicable to the Borrower or its Affiliates administered by OFAC, and all such laws comprising or implementing these laws.
“Applicable KYC Checks” has the meaning set forth in Section 5.9(b) of the Loan Agreement.
“Applicable Margin” means the Senior Loan Applicable Margin or the Junior Loan Applicable Margin, as applicable.
“Applicable Rate” means, for any Interest Period for any Loan, a rate per annum equal to (i) in the case of a Floating Rate Loan, the Floating Rate for such Interest Period for such Loan and (ii) in the case of a Fixed Rate Loan, the Fixed Rate for such Interest Period for such Loan, in each case, with respect to any applicable Lender, subject to adjustment pursuant to Section 2.18 and as set forth under the definition of “Market Disruption Rate”.
“Aviation Authority” means the FAA or, if the Aircraft is permitted to be, and is, registered with any other Governmental Authority under and in accordance with the Security Agreement, such other Governmental Authority.

1000301987v14

Exhibit 10.1

“Bankruptcy Code” means Title 11 of the United States Code, as the same may be amended from time to time.
“Basel III” means the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision on 16 December 2010, each as amended, supplemented or restated.
“Basic Agreements” means the Loan Agreement, the Notes, the Security Agreement, the Intercreditor Agreement, the Framework Agreement, the Airframe Warranties Agreement, the Engine Warranty Agreement, the Fee Letter and any letter agreements relating to the Aircraft duly entered into by the Borrower, the Security Trustee and the Lenders and which is expressly identified as a “Basic Agreement” therein.
“Bills of Sale” means the FAA Bill of Sale and the Aircraft Bill of Sale.
“Borrower” has the meaning set forth in the preamble to the Loan Agreement.
“Borrowing Notice” means either or both, as the context requires, of the Senior Loan Borrowing Notice and the Junior Loan Borrowing Notice.
“Breakage Costs” means LIBOR Breakage, if any, and, if the Borrower has elected the Fixed Rate, Swap Breakage Loss, if any.
“Business Day” means (i) with respect to all payments of principal and interest in connection with, and any rate quote or similar determinations by the Borrower, the Senior Facility Agent, the Junior Facility Agent, the Security Trustee, any Lender or any Reference Bank with respect to, the Loan, or any actions which require the consent of, or that actions be taken by, any Lender, any day, which is also a day for trading by and between banks in the LIBOR market, other than a Saturday, Sunday or other day on which banks in New York, New York, Frankfurt, Germany and London, England are generally closed for business and (ii) with respect to all other matters, including all notices delivered under any Basic Agreement, any day other than a Saturday, Sunday or other day on which banks in New York, New York and London, England are generally closed for business.
“Cape Town Convention” means the official English language text of the Convention on International Interests in Mobile Equipment concluded in Cape Town on November 16, 2001, as in effect in the United States.
“Cape Town Treaty” means, collectively, the official English language text of the Cape Town Convention, together with and as modified by the Protocol and all rules and regulations adopted pursuant thereto, in each case as in effect in the United States.
“Cash Expense” means, the sum of the Borrower’s operating and interest expenses minus non-cash expenses (depreciation, amortization, equity compensation and special charges).

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Exhibit 10.1

“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Administrator of the FAA pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or an air carrier which may operate as an air carrier by certification or by the substantive equivalent thereto under any successor or substitute provisions therefor.
“Change in Law” means (a) the adoption, or coming into effect, of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law, but in respect of which compliance by banks or other financial institutions in the relevant jurisdiction is customary) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (i) the implementation or application of, or compliance with, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder issued in connection therewith or in implementation thereof, and (ii) the implementation or application of, or compliance with, Basel III or any law or regulation that implements or applies to Basel III, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Charges” has the meaning set forth in Section 2.5(f) of the Loan Agreement.
“Citizen of the United States” has the meaning set forth in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
“Closing” means the time at which the Loans for the Aircraft have been advanced to the Borrower.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Collateral” means the Aircraft, the Aircraft Documents and all other collateral pledged pursuant to Article II of the Security Agreement.
“Commitment” means the “Commitment” (as defined in the Framework Agreement) with respect to the Aircraft.
“Commitment Fee” means the “Commitment Fee” (as defined in the Framework Agreement) with respect to the Aircraft.
“Competitor” means an airline (other than the Borrower) or any other commercial aircraft operator or any Affiliate of the foregoing or (ii) any Person that the Borrower is prohibited by any Requirement of Law from transacting business with.
“Compulsory Acquisition” means the requisition of title or other compulsory acquisition, capture, seizure, deprivation, confiscation, expropriation or detention for any reason

1000301987v14

Exhibit 10.1

of the Aircraft, the Airframe or any Engine by any government, whether de facto or de jure, but shall exclude requisition for use or hire not involving requisition of title.
“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party.
“Controlling Creditor” has the meaning set forth in the Intercreditor Agreement.
“Cost of Funds” means the rate notified to the relevant Facility Agent, the Security Trustee and the Borrower by each Lender experiencing a Market Disruption Event as soon as practicable and in any event no later than two (2) Business Days prior to the commencement of the Interest Period in which a Market Disruption has occurred, to be a rate, determined by such Lender in good faith, which expresses as a percentage rate per annum the actual cost to each Lender experiencing a Market Disruption Event, of funding its participation in the Loan from whatever source it may reasonably select.
“Cutoff Date” has the meaning set forth in Section 2.2(e) of the Loan Agreement.
“Default” means any of the events specified in Section 6.1, whether or not any requirement for the giving of notice, the passage of time, or both, has been satisfied.
“Defaulting Lender” has the meaning set forth in the Framework Agreement.
“Default Rate” means, for any Loan, 2% plus the Floating Rate (or, if applicable, the Market Disruption Floating Rate) for such Loan, calculated on the basis of a 360-day year and actual number of days elapsed.
“Delivery Date” means the date the Aircraft was delivered by the Airframe Manufacturer to the Borrower in accordance with the Purchase Agreement.
“Deposits” has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Disqualified Entity” means, unless otherwise consented to by the Borrower, any entity (a) that is specified as a current lessor or an owner participant of a current lessor of the Borrower in a list to be provided by the Borrower and updated from time to time by the Borrower or by the Borrower at either Facility Agent’s written request as the Borrower may agree, or (b) in respect of the Senior Lenders only, that is a hedge fund.
“Documentation Agent” has the meaning set forth in the preamble to the Loan Agreement.
“Dollars” means lawful money of the United States of America.
“Engine Warranty Agreement” means the Aircraft Engine Warranty Assignment Agreement [N•], dated the Advance Date, substantially in the form to be agreed by the parties.

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Exhibit 10.1

“Engine Manufacturer” means IAE International Aero Engines AG, a joint stock company organized and existing under the laws of Switzerland, and its successors and assigns.
“Engines” means (a) each of the two IAE [V2527-A5]1 engines listed by manufacturer’s serial numbers specified in the Security Agreement Supplement No. 1, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft, and (b) any Replacement Engine that may from time to time be substituted for such an Engine pursuant to Section 3.4 or Section 3.5 of the Security Agreement; together, in each case, with any and all related Parts. Upon substitution of a Replacement Engine under and in accordance with the Security Agreement, such Replacement Engine shall become subject to the Security Agreement and shall be an “Engine” for all purposes of the Security Agreement and the other Basic Agreements and thereupon the Engine for which the substitution is made shall no longer be subject to the Security Agreement, and such replaced Engine shall cease to be an “Engine;” and “Engine” shall mean any of such Engines, as the context may require.
“Event of Default” means any of the events mentioned in Section 6.1, provided that any requirement for the giving of notice, the passage of time, or both, has been satisfied.
“Excluded Equipment” means (i) defibrillators, enhanced emergency medical kits and other medical and emergency equipment, (ii) airphones and other components or systems installed on or affixed to the Airframe that are used to provide individual telecommunications or electronic entertainment or services to passengers aboard the Aircraft, (iii) galley carts, beverage carts, waste containers, liquor kits, food tray carriers, ice containers, oven inserts, galley inserts and other branded passenger convenience or service items, and (iv)  cargo containers.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to the relevant Indemnitee or required to be withheld or deducted from a payment to the relevant Indemnitee, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of such Indemnitee being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (b) Other Connection Taxes, (c) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Indemnitee pursuant to a law in effect on the date on which (i) in the case of a Lender or any Related Indemnitee, such Lender acquires the affected interest in the Loan or changes its lending office, except in each case to the extent that, pursuant to Section 2.9, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, or (ii) in the case of any other Indemnitee, such Indemnitee becomes a party hereto, (d) Taxes attributable to an Indemnitee’s failure to comply with Section 2.9(g), and (e) any Taxes imposed under FATCA.
“Expenses” means any and all liabilities, obligations, losses, damages, penalties, claims (including, but not limited to, negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, suits, out-of-pocket costs, expenses and disbursements (including legal fees, costs of investigation of whatsoever kind
1 Drafting Note - V2533 fOR A321 aircraft

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Exhibit 10.1

and nature and expenses and all costs and expenses relating to amendments, supplements, waivers and consents to and under the Basic Agreements).
“FAA” means the Federal Aviation Administration of the United States or any Governmental Authority succeeding to the functions of such Federal Aviation Administration.
“FAA Bill of Sale” means a bill of sale for the Aircraft on AC Form 8050-2 (or such other form as may be approved by the FAA) naming the Borrower as the purchaser.
“FAA Filed Documents” means the Security Agreement and the Security Agreement Supplement No. 1 executed and delivered by the Borrower at the Closing on the Advance Date.
“FAA Regulations” means the Federal Aviation Regulations issued or promulgated pursuant to the Transportation Code from time to time.
“Facility Agent” has the meaning set forth in the preamble to the Loan Agreement.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Loan Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.
“FATCA Application Date” means:
(a)    in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the U.S.), July 1, 2014;
(b)    in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the U.S.), January 1, 2017; or
(c)    in relation to a "pass thru payment" described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, January 1, 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of the Loan Agreement.
“FATCA Deduction” means a deduction or withholding from a payment under a Basic Agreement required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.

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Exhibit 10.1

“Fee Letter” means the Fee Letter dated, October 1, 2014, among the Borrower, the Original Senior Lenders, the Senior Facility Agent, the Original Junior Lender and the Junior Facility Agent.
“Final Maturity Date” means, in respect of the Senior Loan, the Senior Loan Final Maturity Date, and in respect of the Junior Loan, the Junior Loan Final Maturity Date.
“Financing Statement” means the UCC-1 financing statement covering the Aircraft and the related Collateral showing the Borrower as debtor, and the Security Trustee as secured party, for filing in Delaware.
“Fixed Rate” means, in respect of the Senior Loan, the Senior Loan Fixed Rate, and in respect of the Junior Loan, the Junior Loan Fixed Rate.
“Fixed Rate Loan” means the principal amount of the Loan that bears interest at a Fixed Rate.
“Fixed Rate Quote” means, with respect to any Borrowing Notice requesting a Fixed Rate, the single fixed interest rate quoted by the Senior Facility Agent (on behalf of all of, and applicable to each of, the Senior Lenders for such Borrowing Notice) or the Junior Facility Agent (on behalf of all of, and applicable to each of, the Junior Lenders for such Borrowing Notice), as applicable to the Borrower for the applicable Loan for such Borrowing Notice, which such Fixed Rate Quote shall be determined in accordance with the definition of Fixed Rate.
“Floating Rate” means, in respect of the Senior Loan, the Senior Loan Floating Rate, and in respect of the Junior Loan, the Junior Loan Floating Rate.
“Floating Rate Loan” means the principal amount of a Loan that bears interest at a Floating Rate.
“Foreign Lender” means a Lender that is not a U.S. Person.
“Framework Agreement” means the Framework Agreement, dated as of October 1, 2014, among the Borrower, the Original Senior Lenders, the Senior Facility Agent, the Original Junior Lender, the Junior Facility Agent, the Documentation Agent and the Security Trustee.
“Funding Market Disruption” means, with respect to any Lender, a disruption in the London interbank market or other applicable disruption to the U.S. Dollar funding markets, in each case, that materially impairs the ability of such Lender to fund the Loan.
“Government” means the government of Australia, Canada, France, Germany, New Zealand, Sweden, Switzerland, The Netherlands, the United Kingdom or the United States and any instrumentality or agency thereof.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising taxing, executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including international and multi-national agencies and commissions.

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Exhibit 10.1

“Helaba” means Landesbank Hessen-Thüringen Girozentrale.
“Increased Cost Notice” has the meaning set forth in Section 2.11(d) of the Loan Agreement.
“Increased Costs” has the meaning set forth in Section 2.11(a) of the Loan Agreement.
“Indemnified Taxes” means any (a) Taxes (other than Excluded Taxes) imposed on or with respect to any payment made by or on behalf of the Borrower under any Basic Agreement and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee”: has the meaning set forth in Section 2.12 of the Loan Agreement.
“Intercreditor Agreement” means that certain Intercreditor Agreement [[•]], dated as of the Advance Date, among the Borrower, the Original Senior Lenders, the Senior Facility Agent, the Original Junior Lender, the Junior Facility Agent and the Security Trustee.
“Interest Period” means for any Loan, the period commencing on and including the Scheduled Advance Date and ending on but excluding the first Payment Date, and thereafter, each successive period commencing on and including the last day of the immediately preceding Interest Period and ending on and excluding the next succeeding Payment Date.
“Interest Rate Determination Date” means, (a) with respect to any Interest Period (other than the first Interest Period) for a Loan, the second London Business Day prior to the first day of such Interest Period, and (b) with respect to the first Interest Period for a Loan, the second Business Day prior to the Scheduled Advance Date (whether or not the Advance Date is the Scheduled Advance Date)
“International Interest” has the meaning set forth in the Cape Town Treaty.
“International Registry” means the registry established pursuant to the Cape Town Treaty.
“IRS” means the U.S. Internal Revenue Service.
“Junior Facility Agent” has the meaning set forth in the preamble to the Loan Agreement.
“Junior Lenders” has the meaning set forth in the preamble to the Loan Agreement.
“Junior Loan” means the loan provided by the Junior Lenders with respect to the Aircraft pursuant to the Framework Agreement and the Loan Agreement.
“Junior Loan Account” has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Junior Loan Applicable Margin” means, with respect to the Junior Loan, 5.15% per annum.
“Junior Loan Borrowing Notice” has the meaning set forth in Section 2.2(a) of the Loan Agreement.

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Exhibit 10.1

“Junior Loan Commitment Fee” means “Junior Loan Commitment Fee” (as defined in the Framework Agreement) with respect to the Aircraft.
“Junior Loan Deposit” has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Junior Loan Final Maturity Date” means the date that is seven (7) years from the Scheduled Advance Date; provided, however, that if the Junior Loan Final Maturity Date is not a Business Day, then the Junior Loan Final Maturity Date shall be the next following Business Day unless such Business Day falls in the next calendar month, in which case the Junior Loan Final Maturity Date shall be the preceding Business Day.
“Junior Loan Fixed Rate” means the sum of the Mid Swap Rate, the Junior Swap Credit Spread and the Junior Loan Applicable Margin, calculated on the basis of a 360-day year and actual number of days elapsed, which Junior Loan Fixed Rate shall be as set forth in the second paragraph of each Note relating to the Junior Loan if it is a Fixed Rate Loan.
“Junior Loan Floating Rate” means for any Interest Period for any Floating Rate Junior Loan (or for the determination of the Default Rate), the sum of (1) LIBOR for such Interest Period for such Floating Rate Junior Loan, plus (2) the Junior Loan Applicable Margin, calculated on the basis of a 360-day year and actual number of days elapsed.
“Junior Loan Swap Rate” means the Junior Loan Fixed Rate minus the Junior Loan Applicable Margin.
“Junior Swap Credit Spread” means, with respect to the Junior Loan, 0.18% per annum.
“Junior Unwind Collateral Account” has the meaning set forth in Section 2.2(c) of the Loan Agreement.
“KfW IPEX-Bank” means KfW IPEX-Bank GmbH.
“Lender” means any Original Senior Lender or Original Junior Lender and any Permitted Transferee thereof which has become a registered holder of a Note and party to this Loan Agreement, in each case in accordance with Section 7.6 of the Loan Agreement.
“Lender Group” means with respect to the Senior Facility Agent and the Senior Loan, the Senior Lenders, and, with respect to the Junior Facility Agent and the Junior Loan, the Junior Lenders.
“LIBOR” means, in relation to any Interest Period for any Loan, the Screen Rate on the relevant Interest Rate Determination Date; provided that if no Screen Rate is available, (a) LIBOR for such Interest Period for such Loan shall mean the rate for deposits of an amount comparable to the relevant amount in Dollars for that period determined to be the arithmetic mean (rounded upwards to the nearest four decimal places) of the rates offered at or about 11:00 a.m. London time on the relevant Interest Rate Determination Date by at least two Reference Banks to prime banks in the London interbank market and (b) if the rate specified in (a) is not available, then LIBOR for such Interest Period for such Loan shall mean the rate for deposits of an amount comparable to the relevant amount in Dollars for that period determined to be the arithmetic mean (rounded upwards

1000301987v14

Exhibit 10.1

to the nearest four decimal places) of the rates offered at or about 11:00 a.m. New York time on the relevant Interest Rate Determination Date by at least two Reference Banks to prime banks in the New York interbank market; provided, further, that for any Interest Period having a duration of less than three months, LIBOR for such Interest Period shall be the interpolated LIBOR determined using the Screen Rate and standard interpolation methodologies by reference to the next higher and next lower available maturities (as determined by the relevant Facility Agent). If at any time LIBOR is below zero, then LIBOR shall be deemed to be zero.
“LIBOR Breakage” means as of the date of determination thereof and as to any Lender, an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or not borrowed for the period from the date of such payment, prepayment or failure to borrow to the last day of the then current Interest Period for such Lender’s Loan (or, in the case of a failure to borrow, the Interest Period for such Lender’s Loan that would have commenced on the date specified for such borrowing) at the (x) in the case of a Floating Rate Loan, the Floating Rate for such Lender’s Loan provided for herein (excluding the relevant Applicable Margin) and (y) in the case of a Fixed Rate Loan, at the rate specified under clause (ii) of the definition of Swap Transaction over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum determined in accordance with the definition of LIBOR for such period. For the avoidance of doubt, there shall be no LIBOR Breakage to the extent that the full amount of any such required payment or prepayment occurs on the last day of the then current Interest Period.
“Lien” means any mortgage, pledge, lien, charge, encumbrance, International Interest, lease or security interest affecting the title to or any interest in property.
“Liquidity Breakage” means, with respect to Helaba and KfW IPEX Bank only and each in its capacity as a Lender only, the amount equal to all losses incurred by it as a result of unwinding its arrangements entered into to reserve Liquidity Costs. Any calculation by such Lender shall be conclusive, absent manifest error; provided, that such Lender will furnish to the Borrower an officer’s certificate from a duly authorized officer stating that Liquidity Breakage has been incurred and listing the Liquidity Breakage amount, and the specification of such amount in such officer’s certificate shall be deemed a certification by such Lender that the determinants for calculating the Liquidity Breakage were based on its actual treasury-assessed liquidity costs as at the applicable dates.
“Liquidity Costs” means, with respect to Helaba and KfW IPEX Bank only and each in its capacity as a Lender only, the rate expressed as a percentage per annum representing the actual cost to such Lender above LIBOR of funding its portion of the Loan from the Scheduled Advance Date until the Final Maturity Date, such rate to be determined, after taking into account all reasonably available mitigants, no later than two (2) Business Days prior to the Scheduled Advance Date and concurrently notified to the Borrower.
“Loans”: means collectively, the Senior Loan and the Junior Loan.
“London Business Day” means any day other than a Saturday or Sunday or other day on which commercial banking institutions in London, England, are authorized by applicable law to be closed.

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Exhibit 10.1

“Majority Junior Lenders” means, as of any date of determination, the Junior Lenders holding more than 50% of the aggregate outstanding principal amount of the Junior Loan.
“Majority Senior Lenders” means, as of any date of determination, the Senior Lenders holding more than 50% of the aggregate outstanding principal amount of the Senior Loan.
“Market Disruption” means, with respect to any Interest Period, (a) the occurrence of any event such that the Screen Rate is not available on the Interest Rate Determination Date for such relevant Interest Period and none of the Reference Banks supplies a rate to the relevant Facility Agent to determine LIBOR on such Interest Rate Determination Date for such Interest Period or (b) any Lender, acting reasonably and in good faith, advises the relevant Facility Agent, the Security Trustee and the Borrower on the Interest Rate Determination Date for such Interest Period that LIBOR will not adequately and fairly reflect the cost to such Lender of funding or maintaining the Loan in line with prudent and customary banking practice for such Interest Period, provided that such inadequacy is the result of circumstances affecting the relevant interbank market generally and is not directly and solely the result of circumstances unique to such Lender.
“Market Disruption Fixed Rate” means, for any Lender experiencing a Market Disruption with respect to a Fixed Rate Loan, the sum of (a) the Fixed Rate plus (b) the positive difference, if any, between such Lender’s Cost of Funds and LIBOR for such Fixed Rate Loan.
“Market Disruption Floating Rate” means, for any Lender experiencing a Market Disruption with respect to a Floating Rate Loan (or for the determination of the Default Rate), such Lender’s Cost of Funds plus the relevant Applicable Margin for such Floating Rate Loan.
“Market Disruption Rate” means, as to any Loan, the Market Disruption Fixed Rate or the Market Disruption Floating Rate, as applicable, for such Loan.
“Material Default” means (x) an event specified in clause (a), (b), (e), (i) or (j) of Section 6.1, whether or not any requirement for the giving of notice (other than with respect to clause (b) of Section 6.1), the passage of time, or both (other than, with respect to the giving of notice, clause (b) of Section 6.1), has been satisfied and (y) an event specified in clause (a), (b), (e), (i) or (j) of Section 6.1 of any Related Loan Agreement, whether or not any requirement for the giving of notice (other than with respect to clause (b) of Section 6.1 of such Related Loan Agreement), the passage of time, or both (other than, with respect to the giving of notice, clause (b) of Section 6.1 of such Related Loan Agreement), has been satisfied.
“Maximum Rate” has the meaning set forth in Section 2.5(f) of the Loan Agreement.
“Merger” has the meaning set forth in Section 5.4 of the Loan Agreement.
“Mid Swap Rate” means, as of the Interest Rate Determination Date for any Loan, the interbank rate to “swap” LIBOR for such Loan for applicable fixed rate debt as determined by the Senior Facility Agent or the Junior Facility Agent, as applicable, in consultation with the applicable Lenders and the Borrower.

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Exhibit 10.1

“Note” or “Notes” has the meaning set forth in Section 2.3 of the Loan Agreement and any Note or Notes issued in exchange or replacement therefor pursuant to Section 2.16 of the Loan Agreement.
“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control, or any successor thereto.
“Original Junior Lender” has the meaning set forth in the preamble to the Loan Agreement.
“Original Lender” has the meaning set forth in the preamble to the Loan Agreement.
“Original Senior Lenders” has the meaning set forth in the preamble to the Loan Agreement.
“Other Connection Taxes” means, with respect to any Indemnitee, Taxes imposed as a result of a present or former connection between such Indemnitee and the jurisdiction imposing such Tax (other than connections arising from such Indemnitee having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced any Basic Agreement).
“Other Taxes” means all present or future stamp, court or documentary, recording, filing or similar Taxes that arise from the execution, delivery, enforcement or registration of, or from the receipt or perfection of a security interest under, any Loan, except any such Taxes that are Other Connection Taxes).
“Part” means any and all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines and (b) Excluded Equipment) so long as the same shall be incorporated or installed in or attached to the Airframe or any Engine or removed therefrom (but only so long as the same remains subject to the Lien of the Security Agreement in accordance with the requirements of the terms of Section 3.4 thereof after removal from the Airframe or any such Engine).
“Participant Register” means as defined in Section 2.16 of the Loan Agreement.
“Payment Date” means [________],[________],[________] and [________] of each year commencing on [3 months following Scheduled Advance Date], to and including the Final Maturity Date or, if earlier, the date on which the Loan is paid in full; provided, however, that if any Payment Date is not a Business Day, then such Payment Date shall be the next following Business Day unless such Business Day falls in the next calendar month, in which case, such Payment Date shall be the preceding Business Day.
“Permitted Country” means any country specified on a list to be agreed by the parties.
“Permitted Lessee” means any Person to whom the Borrower is permitted to lease the Airframe or any Engine pursuant to Section 3.2(a)(viii) or (ix) of the Security Agreement.
“Permitted Lien” has the meaning set forth in Section 3.1 of the Security Agreement.

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Exhibit 10.1

“Permitted Transferee” means (x) the Borrower or its Affiliates (on a non-voting basis), (y) Affiliates of a Lender and (z) reputable banks and other reputable financial institutions that are regularly engaged in or established for the purpose of making, purchasing or investing in commercial loans; provided, that a Competitor shall not be a Permitted Transferee.
“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Prepayment Fee” means (i) if a Loan is prepaid on or prior to the one year anniversary of the Scheduled Advance Date, an amount equal to the product of 1.5% times the principal amount of such Loan being prepaid; (ii) if a Loan is prepaid thereafter and on or prior to the two year anniversary of the Scheduled Advance Date, 1.0% times the principal amount of such Loan being prepaid; and (iii) if a Loan is prepaid thereafter, zero.
“Protocol” means the Protocol to the Cape Town Convention on Matters Specific to Aircraft Equipment, as in effect in the United States.
“Reference Banks”: the principal offices of Deutsche Bank AG, BNP Paribas, JP Morgan Chase Bank, N.A. and Crédit Agricole Corporate and Investment Bank or such other bank or banks as may from time to time be designated by the Senior Facility Agent and as may be reasonably acceptable to the Borrower.
“Register” has the meaning set forth in Section 2.16 of the Loan Agreement.
“Related Aircraft” means each of the Airbus aircraft listed in Schedule I to the Framework Agreement other than the Aircraft.
“Related Indemnitee Group” has the meaning set forth in Section 2.12 of the Loan Agreement.
“Related Junior Facility Agent” means the “Junior Facility Agent” referred to in the Related Loan Agreements.
“Related Junior Lenders” means any or all, as the context may require, of the “Junior Lenders” referred to in the Related Loan Agreements.
“Related Junior Loan” means each “Junior Loan” as defined in each of the Related Loan Agreements, and “Related Junior Loans” shall mean all Related Junior Loans outstanding from time to time.
“Related Lender” means individually and collectively, each of (i) the Related Senior Lenders and (ii) the Related Junior Lenders.
“Related Loan” means individually and collectively, each of (i) the Related Senior Loans and (ii) the Related Junior Loans.

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Exhibit 10.1

“Related Loan Agreement” means individually and collectively, each of the Loan Agreements among the Borrower, the Related Lenders and the other parties thereto, with respect to a Related Aircraft.
“Related Secured Obligations” means the “Secured Obligations” under and as defined in the Related Loan Agreements.
“Related Secured Parties” means the “Secured Parties” under and as defined in the Related Loan Agreements.
“Related Senior Facility Agent” means the “Senior Facility Agent” referred to in the Related Loan Agreements.
“Related Senior Lenders” means any or all, as the context may require, of the “Senior Lenders” referred to in the Related Loan Agreements.
“Related Senior Loan” means each “Senior Loan” as defined in each of the Related Loan Agreements, and “Related Senior Loans” shall mean all Related Senior Loans outstanding from time to time.
“Relevant Event” has the meaning set forth in Section 2.14 of the Loan Agreement.
“Replacement Notice” has the meaning set forth in Section 2.8 of the Loan Agreement.
“Requirement of Law” means as to any Person, any law, treaty, rule or regulation or determination of an arbitrator, court, or other Governmental Authority, in each case binding upon such Person.
“Responsible Officer” means as to the Security Trustee, any Facility Agent, any Lender or the Borrower, any authorized officer, director or employee of such Person whose direct responsibilities include the transactions contemplated by the Basic Agreements; and (ii) as to any other Person, the chief executive officer, the chief financial officer, the president, or a vice president of such Person and any other officer of such Person that the applicable Facility Agent and the Borrower agree to in writing.
“Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, territory or government (as of the date of this Agreement, Cuba, Iran, Burma, North Korea, Sudan, and Syria).
“Sanctioned Person” means at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by OFAC, the U.S. Department of State, or the U.S. Department of Commerce), (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person controlled by any Person described in clauses (a) or (b) hereof.

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Exhibit 10.1

“Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC, the U.S. Department of State, or the U.S. Department of Commerce.
“Scheduled Advance Date” has the meaning set forth in Section 2.2(a) of the Loan Agreement.
“Screen Rate” means for any Interest Period with respect to any Loan, the London Interbank Offered Rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for Dollar deposits for a three-month period, which appears on (i) the Reuters Screen Page LIBOR01 (or such other screen as may replace such Reuters Page) or (ii) if such page is not then available, on the relevant Bloomberg page (or such other screen as may replace such Bloomberg page), in either such case, at approximately 11:00 a.m. (London time) on the Interest Rate Determination Date for such Interest Period. If the agreed pages are replaced or service ceases to be available, the Facility Agent for such Loan may specify another page or service displayed by the ICE Benchmark Administration Limited that is reasonably acceptable to the Borrower.
“Secured Obligations” has the meaning set forth in Section 2.1 of the Security Agreement.
“Secured Parties” means collectively, the Security Trustee, the Senior Facility Agent, the Junior Facility Agent, the Senior Lenders and the Junior Lenders.
“Securities Act”: the Securities Act of 1933, as amended from time to time.
“Security Agreement” means that certain Aircraft Security Agreement (N[●]), dated as of the Advance Date, between the Borrower and the Security Trustee, and as supplemented by the Security Agreement Supplement No. 1.
“Security Agreement Supplement” means (a) the Security Agreement Supplement No. 1 and (b) any other supplement to the Security Agreement from time to time executed and delivered pursuant to the Security Agreement.
“Security Agreement Supplement No. 1”: the Security Agreement Supplement No. 1 (N[●]), dated the Advance Date, which describes with particularity the Airframe and the Engines and subjects the Aircraft to the Lien of the Security Agreement.
“Security Trustee” has the meaning set forth in the preamble.
“Senior Facility Agent” has the meaning set forth in the preamble to the Loan Agreement.
“Senior Lenders” has the meaning set forth in the preamble to the Loan Agreement.
“Senior Loan” means the loan provided by the Senior Lenders with respect to the Aircraft pursuant to the Framework Agreement and the Loan Agreement.

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Exhibit 10.1

“Senior Loan Account”: has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Senior Loan Applicable Margin” means, with respect to the Senior Loan, [2.00]2% per annum.
“Senior Loan Borrowing Notice” has the meaning set forth in Section 2.2(a) of the Loan Agreement.
“Senior Loan Commitment Fee” means “Senior Loan Commitment Fee” (as defined in the Framework Agreement) with respect to the Aircraft.
“Senior Loan Deposit” has the meaning set forth in Section 2.2(b) of the Loan Agreement.
“Senior Loan Final Maturity Date” means twelve (12) years from the Scheduled Advance Date; provided, however, that if the Senior Loan Final Maturity Date is not a Business Day, then the Senior Loan Final Maturity Date shall be the next following Business Day unless such Business Day falls in the next calendar month, in which case the Senior Loan Final Maturity Date shall be the preceding Business Day.
“Senior Loan Fixed Rate” means the sum of the Mid Swap Rate, the Senior Swap Credit Spread and the Senior Loan Applicable Margin, calculated on the basis of a 360-day year and actual number of days elapsed, which Senior Loan Fixed Rate shall be as set forth in the second paragraph of each Note relating to the Senior Loan.
“Senior Loan Floating Rate” means for any Interest Period for any Floating Rate Senior Loan (or for the determination of the Default Rate), the sum of (1) LIBOR for such Interest Period for such Floating Rate Senior Loan, plus (2) the Senior Loan Applicable Margin, calculated on the basis of a 360-day year and actual number of days elapsed.
“Senior Loan Swap Rate” means the Senior Loan Fixed Rate minus the Senior Loan Applicable Margin.
“Senior Swap Credit Spread” means, with respect to the Senior Loan, 0.15% per annum.
“Senior Unwind Collateral Account” has the meaning set forth in Section 2.2(c) of the Loan Agreement.
“Successor Person” has the meaning set forth in Section 5.4 of the Loan Agreement.
“Swap Break Amount” means, as to any Lender of a Fixed Rate Loan as of any date of determination, the amount the Swap Counterparty would require in accordance with market practice on the basis of the “Market Quotation” (as defined in the Swap Form) approach to have paid to it on such date by such Lender (such amount to be expressed as a positive number), or the amount the Swap Counterparty is willing to pay in accordance with market practice on the basis of “Market Quotation” to such Lender on such date (such amount to be expressed as a negative
2 Note: 2.00% for A320 aircraft and 2.10% for A321 aircraft.

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Exhibit 10.1

number), in either case, to terminate such Swap Transaction on such date with respect to, and to the extent of, such Lender’s then outstanding principal amount of such Fixed Rate Loan subject to repayment, prepayment, acceleration, default or purchase (but excluding any unpaid amounts under such Swap Transaction due to the Swap Counterparty prior to such date in respect of interest payments received by such Lenders) and assuming such Lender shall have used all efforts to obtain a commercially reasonable amount. The term “Lender” as used in this definition means either a Lender in its own right or a Lender acting through a swap agent.
“Swap Breakage Gain” means, as to any Lender of a Fixed Rate Loan, the difference between (i) the absolute value of the Swap Break Amount payable to such Lender, if the Swap Break Amount is a negative number and (ii) Liquidity Breakage, if any; provided that Swap Breakage Gain shall be deemed to be zero if an Event of Default shall have occurred and be continuing as of the date of determination.
“Swap Breakage Loss” means, as to any Lender of a Fixed Rate Loan, the value of the Swap Break Amount payable by such Lender if the Swap Break Amount is a positive number.
“Swap Counterparty” means for any Swap Transaction, a swap counterparty sourced by the relevant Lender, as applicable, or, in the case of an internal Swap Transaction, such Lender’s swap or treasury desk.
“Swap Form” means a Master Agreement (together with the schedule to the Master Agreement) of the International Swap Dealers Association (Local Currency-Single Jurisdiction or Multi Currency Cross Border) (the “Swap Agreement”) in the form published in 1992 (or any comparable form) and supplemented by the 2006 ISDA Definitions.
“Swap Rate” means, in respect of the Junior Loan, the Junior Loan Swap Rate, and in respect of the Senior Loan, the Senior Loan Swap Rate.
“Swap Transaction” means, for any Lender of a Fixed Rate Loan and in respect of its portion of a Fixed Rate Loan, an interest rate swap transaction entered into by such Lender with a Swap Counterparty on customary terms, consistent with market practices, and using the Swap Form where such Lender will (i) pay to such Swap Counterparty under such swap transaction on each Payment Date following the Advance Date an amount equal to the interest scheduled to be paid to such Lender on its Fixed Rate Loan calculated at the Swap Rate for such Fixed Rate Loan and (ii) receive from such Swap Counterparty on each such Payment Date an amount equal to the amount of interest that would have accrued on such Loan during the Interest Period for such Loan ending on such Payment Date at the rate of LIBOR (flat) for such Interest Period, and incorporating the methodologies described in the definition of “Swap Break Amount” associated with any termination of such swap transaction in whole or in part in association with any acceleration or prepayment (or Borrower induced sale pursuant to Section 2.8) of its Loan; provided, that if such Lender shall be participating in the Fixed Rate Loan without actually entering into an interest rate swap transaction on the foregoing terms, for the purpose of ascertaining Swap Break Amount, it shall have been deemed to have entered into an internal Swap Transaction on the foregoing terms.

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Exhibit 10.1

“Syndication Agreement” means the Syndication Agreement dated October 1, 2014, among the Senior Lenders, the Junior Lenders, the Related Senior Lenders, the Related Junior Lenders and the Security Trustee.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Total Loss” means, with respect to the Aircraft, Airframe or any Engine, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever:
(a)    the loss of such property or of the use thereof due to destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever;
(b)    any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss or a constructive total loss;
(c)    the theft or disappearance of such property either (i) for a period in excess of 90 days and for an additional 30 days if the Borrower provides evidence satisfactory to the Security Trustee that it is diligently carrying forward all steps that are necessary or desirable to recover such property, or (ii) for a period in excess of 5 Business Days, if the Aircraft is operated or located in any area if (A) such area is excluded from coverage by any insurance required by the terms of Section 3.6 of the Security Agreement, (B) such area is not covered by war risk insurance in accordance with Section 3.6 of the Security Agreement and (C) indemnification has not been provided by a Government;
(d)    the requisition for use or hire of such property by (i) any government (other than the U.S. government in accordance with the CRAF Program (or any similar program backed by the full faith and credit of the U.S. government)) that shall have resulted in the loss of possession of such property by the Borrower (or any Permitted Lessee) for a period in excess of 180 consecutive days, or (ii) the U.S. government in accordance with the CRAF Program (or any similar program backed by the full faith and credit of the U.S. government) for a period in excess of 12 consecutive months; or
(e)    the operation or location of the Aircraft, while under requisition for use or hire by any Government, in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the terms of Section 3.6 of the Security Agreement, unless the Borrower shall have obtained indemnity in lieu thereof from a Government;
(f)    any Compulsory Acquisition;
(g)    as a result of any law, rule or regulation, order or other action by the FAA or other government of the country of registry, the use of the Aircraft or Airframe in the normal business of air transportation shall have been prohibited by virtue of a condition affecting all aircraft of the same type for a period of 12 consecutive months, unless the Borrower (or Permitted

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Exhibit 10.1

Lessee), prior to the expiration of such 12 month period, shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of the Aircraft or Airframe or, in any event, if such use shall have been prohibited for a period of 18 consecutive months; and
(h)    with respect to an Engine only, any divestiture of title to or interest in an Engine or any event with respect to an Engine that is deemed to be a Total Loss with respect to such Engine pursuant to Section 3.2(a)(vii) or Section 3.5(e) of the Security Agreement.
A Total Loss with respect to the Aircraft shall be deemed to have occurred if a Total Loss occurs with respect to the Airframe unless the Borrower elects to substitute a Replacement Airframe pursuant to Section 3.5(a)(i) of the Security Agreement.
“Transfer Certificate” means a Transfer Certificate in substantially the form of Exhibit C attached hereto.
“Transfer Price” has the meaning set forth in Section 2.8 of the Loan Agreement.
“Transferred Interest” has the meaning set forth in Section 2.8 of the Loan Agreement.
“Transportation Code” means that portion of Title 49 of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended.
“Trust Indenture Act” has the meaning set forth in Section 4.4(b) of the Loan Agreement.
“Unwind Collateral Accounts” has the meaning set forth in Section 2.2(c) of the Loan Agreement.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” means a certificate in the form of Exhibit G-1, G-2, G-3 or G-4, as applicable.
“US$”, “$”, “Dollars” and “dollars” means the lawful currency of the United States of America.
“Withholding Agent” means the Security Trustee.
1.2    Interpretation. References in this Loan Agreement to:
(a)    sections, subsections, exhibits or schedules are, unless otherwise specified, references to sections, subsections or exhibits of and schedules to, this Loan Agreement;
(b)    any statutory or other legislative provisions, or the rules and regulations thereunder, shall be construed as including any statutory or legislative modification thereof;

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Exhibit 10.1

(c)    any agreement or instrument shall include such agreement or instrument as it may from time to time be amended, restated, modified, supplemented (including by addenda) and/or substituted;
(d)    any document being in the “approved form” means in such form as agreed between the relevant Facility Agent and the Borrower;
(e)    unless otherwise specified, all terms defined in this Loan Agreement shall have the defined meanings when used in any certificate or document made or delivered pursuant hereto;
(f)    headings are for ease of reference only and, unless otherwise indicated by the context, words importing the singular number only shall include the plural and vice versa, and words importing neuter gender shall include the masculine and feminine gender; and
(g)    the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement, and Section, subsection, Schedule and Exhibit references are to this Loan Agreement unless otherwise specified.
Section 2.    Amount and Terms of Loans and Notes.
2.1    [Reserved.].
2.2    Procedure for Borrowing.
(a)    The Borrower shall give the Senior Facility Agent and the Junior Facility Agent, as applicable, and the Security Trustee written notice with respect to the Senior Loan (a “Senior Loan Borrowing Notice”) and a written notice with respect to the Junior Loan (a “Junior Loan Borrowing Notice”) of the requested “Advance Date” (the “Scheduled Advance Date,” which such Scheduled Advance Date shall be a Business Day), which notice (i) shall be substantially in the form of Exhibit A-1 hereto with respect to the Senior Loan and shall be substantially in the form of Exhibit A-2 hereto with respect to the Junior Loan. The Borrowing Notices must be received by the respective Facility Agent and the Security Trustee prior to 2:00 p.m., New York City time, at least four (4) Business Days prior to the Scheduled Advance Date or such shorter period as set forth in Section 2.2(e) or as the Facility Agents and the applicable Lenders may agree. If the Borrower has notified the Facility Agents and the Security Trustee of the Borrower’s intention to select a Fixed Rate for either or both Loans pursuant to Section 2.5(b), then, at the request of the Borrower, the applicable Facility Agents and the applicable Lenders together with the Borrower shall perform a “dry run” simulation of the rate fixing procedure described in Section 2.5(b) at least one Business Day prior to the initial Interest Rate Determination Date with a view to providing an indication of the “Fixed Rate” for such Loan.
(b)    In order to facilitate the timely closing of the transactions contemplated hereby, the Borrower, by delivery of the Borrowing Notices to the respective Facility Agent, irrevocably instructs each Lender to, and (i) the Senior Lenders hereby agrees to, pay and deposit (for receipt by no later than 9:00 a.m. New York City time) on the Scheduled Advance Date its Commitment

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Exhibit 10.1

by wiring immediately available funds (reference: Spirit / [A320]3) in the amount of its Commitment to an account of the Security Trustee held at Wilmington Trust Company and specified by the Security Trustee (the “Senior Loan Account”) and (ii) the Junior Lenders hereby agrees to, pay and deposit (for receipt by no later than 9:00 a.m. New York City time) on the Scheduled Advance Date its Commitment by wiring immediately available funds (reference: Spirit / [A320]4) in the amount of its Commitment to an account of the Security Trustee held at Wilmington Trust Company and specified by the Security Trustee (the “Junior Loan Account”, and together with the Senior Loan Account, the “Accounts”). The funds so paid by each Senior Lender (the “Senior Loan Deposit”) and each Junior Lender (the “Junior Loan Deposit”, and together with the Senior Loan Deposit, the “Deposits”) into the Accounts are to be held by the Security Trustee on trust for account of such Lender.
(c)    If for any reason the Advance Date does not occur by 2:30 p.m. New York City Time on the Scheduled Advance Date specified in the Borrowing Notices, (i) the Senior Facility Agent shall, by no later than 3:00 p.m. New York City time on the Scheduled Advance Date, instruct the Security Trustee to transfer the Senior Loan Deposit to an account of the Security Trustee held at Wilmington Trust Company and specified by the Security Trustee (the “Senior Unwind Collateral Account”), (ii) the Junior Facility Agent shall, by no later than 3:00 p.m. New York City time on the Scheduled Advance Date, instruct the Security Trustee to transfer the Junior Loan Deposit to an account of the Security Trustee held at Wilmington Trust Company and specified by the Security Trustee (the “Junior Unwind Collateral Account”, and together with the Senior Unwind Collateral Account, the “Unwind Collateral Accounts”) and (iii) the Deposits, and earnings thereon, will be, to the extent available, invested and reinvested by the Security Trustee at the sole direction, for the account, and at the risk of, the Borrower, in an overnight deposit selected by the Borrower. Upon the Borrower’s oral (to be confirmed in writing) instructions to each Facility Agent and the Security Trustee, earnings on any such investments shall be (x) paid to the Borrower at Closing if the Closing occurs prior to any Cutoff Date or (y) applied to the Borrower’s payment obligations to each Lender to the extent of such earnings if no Closing occurs prior to any Cutoff Date.
(d)    Upon the satisfaction of the conditions precedent set forth in Section 3.1 (as determined by each Facility Agent in accordance with Section 3.1) and in Section 3.2 (as determined by the Borrower), each Facility Agent shall instruct the Security Trustee to disburse the Deposits for application of all Commitments to the Borrower or the Airframe Manufacturer, as specified by the Borrower in accordance with the instructions given in each Borrowing Notice (or such other instructions as may be subsequently agreed by the Borrower and the Facility Agents with the Security Trustee in writing at least two Business Days prior to the date of disbursement).
(e)    If for any reason the Closing and the Advance Date shall not have occurred on or prior to five (5) Business Days (or such longer period as agreed between the parties) after the Scheduled Advance Date or such earlier date as the Borrower shall specify (the “Cutoff Date”), then each Borrowing Notice delivered pursuant to Section 2.2(b) shall be deemed cancelled and
3A320 for A320 aircraft and A321 for A321 aircraft.
4A320 for A320 aircraft and A321 for A321 aircraft

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Exhibit 10.1

each Lender shall cancel, terminate or otherwise unwind its funding arrangements made to fund its Deposits on the Scheduled Advance Date and, in the case the Borrower had elected a Fixed Rate, the Swap Transaction, if any, and each Lender shall notify the Security Trustee thereof, and the Security Trustee shall return such Lender’s portion of the Deposits to such Lender on the Cutoff Date. The Borrower shall pay to the Security Trustee for the account of the Lenders interest on the Deposits for the period from and including the Scheduled Advance Date to but excluding the Cutoff Date at a rate per annum equal to the rate that would have been applicable for the first Interest Period for the Loans had the Closing occurred on the Scheduled Advance Date. Interest on the Deposits accrued pursuant to the preceding sentence shall be paid on the Cutoff Date. For purposes of Section 2.4(d), Deposit amounts returned to the Lenders in accordance with this Section 2.2(e) shall not be considered a payment or prepayment of, or on account of, any Loan and the Commitments shall remain available to the Borrower. To establish a new Scheduled Advanced Date for the closing of the Loans, the Borrower may deliver a new Borrowing Notice to each Facility Agent and the Security Trustee prior to 12:00 p.m., New York City time, at least three (3) Business Days prior to such new Scheduled Advance Date. For the avoidance of doubt, if a Closing occurs and the Advance Date is a date falling before the Cutoff Date, no interest shall accrue and be payable to the Lenders on the Deposits.
(f)    In the event of the occurrence of the events described in Section 2.2(e) above, other than the failure of any Lender to comply with the terms hereof, the Borrower agrees to pay each Lender promptly (but in any event within three (3) Business Days of the Cutoff Date) (i) as compensation for the actions taken by such Lender to fund its Deposit, an amount equal to Breakage Costs, if any (net of Swap Breakage Gain, if any), and Liquidity Breakage, if any, incurred in connection with the unwinding or liquidating of any deposits or funding or financing arrangement with its funding source and, in the case the Borrower had elected a Fixed Rate, unwinding its Swap Transaction (it being understood that in the event of a Swap Breakage Gain, such amount will be paid by the applicable Lender to the Borrower after netting Liquidity Breakage, if any, owed to such Lender hereunder), but in each case without any Prepayment Fee or prepayment penalty, and (ii) without duplication of the amounts covered by the preceding clause (i), all reasonable out-of-pocket costs and expenses of each Facility Agent (including, without limitation, reasonable legal costs and expenses) incurred by each Facility Agent as set forth in Section 7.5 hereof; provided that the Borrower shall not be liable for the amounts set forth in the preceding clause (i) or (ii) to the extent the occurrence of the events described in Section 2.2(e) above is due to a Defaulting Lender’s failure to fund the Loan or any Related Loan.
2.3    Notes. The Loans shall be evidenced by one or more promissory notes of the Borrower maturing on the Final Maturity Date and otherwise substantially in the form of Exhibit D hereto (the “Notes”), with appropriate insertions therein as to payee, aircraft information, date, interest rate and principal amount, payable to each Lender or its registered assigns and in an aggregate principal amount equal to the amount of the Commitment for such Lender. Interest under the Notes shall be payable as more particularly set forth in Section 2.5 hereof. Each Note shall (a) be dated the Advance Date, (b) be stated to be repaid in installments on each Payment

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Exhibit 10.1

Date in accordance with Section 2.5(a), with a final installment on the Final Maturity Date thereof of all remaining principal and accrued interest thereunder, and (c) provide for the payment of interest in accordance with Section 2.5. The Notes shall be executed on behalf of the Borrower by one of its authorized officers. Notes bearing the signatures of individuals who were at the time of execution the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes.
2.4    Prepayments.
(a)    Mandatory Prepayment. If a Total Loss with respect to the Aircraft occurs and, as a result, the Borrower elects or is required under the Security Agreement to prepay the Loans, the Borrower shall prepay, on the date required by the Security Agreement to the Security Trustee for the benefit of the Lenders, the Loans together with accrued interest on the principal amount of the Loans to the date of such prepayment plus Breakage Costs, if any (net of Swap Breakage Gain, if any), but otherwise without any Liquidity Breakage, Prepayment Fee or prepayment penalty.
(b)    Voluntary Prepayment.
(i)    Provided no Event of Default has occurred and is continuing, the Borrower may upon not less than three (3) Business Days’ prior written notice (which may be conditional until the actual prepayment of the Loans) to the relevant Facility Agent and the Security Trustee, voluntarily prepay the Loans in whole or in part (but if in part in an amount not less than $1,000,000 or such lesser amount as shall equal the entire outstanding principal amount of the Notes); provided, that for so long as such prepayment notice remains conditional, the Lenders shall not break their funding in respect of the relevant Loans until the actual prepayment of such Loans. Any prepayment under this paragraph (b) shall be made by paying to the Security Trustee for the benefit of the relevant Lender Group, an amount equal to the sum of (i) the outstanding principal amount of the Loan designated in such notice, (ii) all interest accrued and unpaid on the amount specified in clause (i), (iii) Prepayment Fee, if any, (iv) Breakage Costs, if any (net of Swap Breakage Gain, if any), and (v) all other amounts, if any, then due and payable to the Lenders under the Basic Agreements or under the applicable Notes as of the date of prepayment but otherwise without any Liquidity Breakage or prepayment penalty. In the event that a prepayment notice remains conditional on the date that the Lenders would have otherwise broken their funding for the relevant Loan, the Lenders shall provide Borrower with an estimate of their Breakage Costs based on the proposed date of prepayment, which amount shall be deposited by the Borrower with the Security Trustee on behalf of the relevant Lender Group on or prior to the date of prepayment, with any shortfall or excess (including any differential resulting from the breaking of funds on or about the date of prepayment instead of any earlier period required by the Swap Form or LIBOR market practice) to be paid by Borrower (in the case of a shortfall) or by the applicable Lenders (in the case of any excess) no later than three (3) Business Days following the prepayment date. Any partial prepayment pursuant to this paragraph

1000301987v14

Exhibit 10.1

(b) shall be applied to remaining repayment installments of the outstanding principal amount of the Loan in the inverse order of maturity. For the avoidance of doubt, any amounts voluntarily prepaid by the Borrower pursuant to this Section 2.4(b)(i) will not be available for re-drawing by the Borrower.
(ii)    The Borrower may not voluntarily prepay the Junior Loans pursuant to Section 2.4(b)(i), in whole or in part, without also prepaying at the same time all of the Senior Loans unless, at the time of prepayment, the Borrower has unrestricted cash (after taking into account the amount of such voluntary prepayment) in excess of 15% of the Borrower’s total Cash Expense for the previous twelve (12) months set forth in the Borrower’s latest available quarter end unaudited financial statements or year-end audited financial statements (as applicable). For the avoidance of doubt, provided no Event of Default has occurred and is continuing, the Borrower may voluntarily prepay the Junior Loans, in whole but not in part, if at the time of prepayment, the Borrower also prepays the Senior Loans, in whole but not in part.
(c)    Prepayment to Affected Lenders. If any of the circumstances set out in Section 2.9, 2.11, 2.14 or 2.18 arise, then the Borrower may prepay the Loan(s) of the Lender(s) affected in full under such provisions, together with accrued interest on the principal amount of such Loan prepaid to the date of such prepayment, plus (i) Breakage Costs, if any (net of Swap Breakage Gain, if any), and (ii) all other amounts then due and payable under the Basic Agreements to such Lender but otherwise without any Liquidity Breakage, Prepayment Fee or prepayment penalty.
(d)    No Reborrowing. Amounts paid or prepaid on account of any Loan may not be reborrowed.
2.5    Interest Rates; Principal Repayment; and Payment Dates.
(a)    For each Interest Period, the Senior Loan shall bear interest at either the Fixed Rate or the Floating Rate and the Junior Loan shall bear interest at either the Fixed Rate or the Floating Rate (in each case calculated on the basis specified in the definitions thereof) on the unpaid principal amount thereof from time to time outstanding, payable in arrears on each Payment Date; provided, that (i) interest accrued pursuant to Section 2.5(e) shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan (or any portion thereof), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. Each Facility Agent shall notify the Borrower, the Security Trustee and each Lender (as soon as practicable (but in no event later than 11:00 a.m. (New York time) on the Business Day immediately preceding such Payment Date)) of the aggregate amount of interest that will be actually due and payable on the Notes on such Payment Date; provided that the failure to provide any such notification or any error in such notification shall not affect the accrual of interest during such Interest Period or the obligation of the Borrower to pay the same as provided in the Notes. For the avoidance of doubt, if the Closing occurs, whether or not the Advance Date occurs on the Scheduled Advance Date, interest for the first Interest Period shall accrue from, and including, the Scheduled Advance Date to, but excluding, the first Payment Date.

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Exhibit 10.1

(b)    The Borrower shall, subject to the terms and conditions of this Section 2.5, have the right to select a Floating Rate or a Fixed Rate for either the Senior Loan and/or the Junior Loan.
(i)    In order to elect a Fixed Rate for a Loan, the Borrower shall provide written notice to the Senior Facility Agent for a Senior Loan (with a copy to the Junior Facility Agent) and to the Junior Facility Agent for a Junior Loan (with a copy to the Senior Facility Agent) of its intention to have such Loan bear interest at a Fixed Rate at least forty-five (45) days in advance of the Scheduled Advance Date. In such case, the Borrower shall also specify in its Borrowing Notice to such Facility Agent that such Loan shall bear interest at the Fixed Rate. Following receipt of such Borrowing Notice and on the initial Interest Rate Determination Date, the Senior Facility Agent and/or the Junior Facility Agent, as applicable, shall give the Borrower telephonic notice of the Fixed Rate Quote for such Loan. If the Borrower accepts such Fixed Rate Quote by providing oral confirmation during such telephone call (provided that the Borrower is given a reasonable amount of time to confirm such Fixed Rate Quote on the telephone call and such Fixed Rate Quote is still valid at the time of the Borrower’s acceptance), which oral confirmation shall be binding on the Borrower, the Fixed Rate shall apply for such Loan and the applicable Facility Agent shall promptly confirm such Fixed Rate Quote to the Borrower in writing. If the Borrower does not accept such Fixed Rate Quote by providing oral confirmation during such telephone call, the Fixed Rate shall not apply to such Loan.
(ii)    (x) If the Borrower has not provided written notice of its intention to have a Loan bear interest at a Fixed Rate at least forty-five (45) days in advance of the Scheduled Advance Date or (y) if the Borrower does not accept the Fixed Rate Quote provided for such Loan as set forth in Section 2.5(b)(i), then such Loan shall bear interest at the Floating Rate. In the case of clause (x), the Borrower shall also specify in the applicable Borrowing Notice to the relevant Facility Agent and the Security Trustee that such Loan shall bear interest at the Floating Rate and in the case of clause (y) the applicable Borrowing Notice previously provided by the Borrower for such Loan shall be deemed automatically changed from Fixed Rate to Floating Rate. If a Loan shall bear interest at the Floating Rate, then as soon as practicable after 11:00 a.m. (London time) on each Interest Rate Determination Date, the relevant Facility Agent shall determine the Applicable Rate for such Loan for the applicable Interest Period (which determination shall be prima facie evidence of such rate) and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Lender; provided that the Facility Agent’s failure to so give notice shall not relieve the Borrower of its obligation to pay interest on the Loans hereunder.
(c)    The Senior Loan shall mature on the Senior Loan Final Maturity Date, and the Junior Loan shall mature on the Junior Loan Final Maturity Date. The principal amount of the Senior Loan shall be payable on the Payment Dates and in the amounts set forth on the amortization schedule for the Senior Loan to be agreed by the Borrower and the Lenders, and the principal amount of the Junior Loan shall be payable on the Payment Dates and in the amounts set forth in the amortization schedule for the Junior Loan to be agreed by the Borrower and the

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Exhibit 10.1

Lenders. Principal payments shall be made by the Borrower to the Security Trustee for the benefit of the relevant Lender Group. Notwithstanding the foregoing, the final payment made under each Note shall be in an amount sufficient to discharge in full the unpaid principal amount, and all accrued and unpaid interest on, and any other amounts due under, such Note.
(d)    The amortization schedule for the Senior Loan shall be as set forth in the amortization schedule for the Senior Loan to be agreed by the Borrower and the Lenders and the amortization schedule for the Junior Loan shall be as set forth in the amortization schedule for the Junior Loan to be agreed by the Borrower and the Lenders.
(e)    The Borrower shall pay the Security Trustee, for the benefit of the relevant Lender Group, on demand, interest at the Default Rate (calculated on the basis of a 360-day year and the actual number of days elapsed) on overdue principal and, to the extent permitted by applicable law, on any interest and any other amounts payable by the Borrower hereunder or the other Basic Agreements or under a Note (without duplication) not paid when due and payable for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).
(f)    Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or the relevant portion thereof in accordance with applicable law, the rate of interest payable in respect of such Loan or the relevant portion thereof hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent permitted by applicable law, the interest and Charges that would have been payable in respect of such Loan or the relevant portion thereof but were not payable as a result of the operation of this Section 2.5(f) shall be cumulated and the interest and Charges payable to such Lender in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Applicable Rate to the date of repayment, shall have been received by such Lender.
2.6    Payments; Distributions.
(a)    All payments (including prepayments) to be made by the Borrower hereunder, under the Notes and under any other Basic Agreement, whether on account of principal, interest, fees or otherwise, shall be made without deduction (other than in respect of Taxes, which are governed by Section 2.9), set-off or counterclaim and shall be made prior to 11:00 a.m., New York time, on the due date therefor to the Security Trustee for the account of the Lenders to an account in the United States of the Security Trustee to be specified by the Security Trustee, in Dollars and by wire transfer of immediately available funds. Payments made by the Borrower to the Security Trustee for account of any Lender shall constitute payment by the Borrower to such Lender. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be due and payable on the immediately succeeding Business Day (unless such Business Day falls in the following calendar month, in which case such payment shall be

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due and payable on the immediately preceding Business Day). The Security Trustee shall, no later than 2:00 p.m. (New York time) on the same day, remit all such amounts so received by it to the applicable Lender or Lenders to such address and in such manner (by wire transfer of immediately available funds if not otherwise specified) to be specified by such Lender. Each such payment shall be made on the date such payment is due and without any presentment or surrender of any Note, except that at or promptly following any final payment with respect to any Note, such Note shall be surrendered to the Security Trustee for cancellation. If, as a result of the negligence of the Security Trustee, the Security Trustee fails to make any such payment as provided above after its receipt of funds at the place and by the time specified above, the Security Trustee shall compensate the Lenders for loss of use of funds at the Applicable Rate.
(b)    Subject to Section 2.6(c), funds received by the Security Trustee from the Borrower shall be distributed in accordance with Section 4.1 or Section 4.2 of the Intercreditor Agreement, as applicable.
(c)    Any amount received, realized or held by the Security Trustee in respect of the Collateral while an Event of Default (unless waived by the Lenders) shall have occurred and be continuing, shall be distributed and paid forthwith in accordance with the terms of Section 4.3 of the Intercreditor Agreement.
(d)    Except as may result from the application by any Lender of excess proceeds made available to such Lender in its capacity as a Related Secured Party in connection with a Related Loan Agreement, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), on account of the Loan owing to it in excess of its proportionate share of payments on account of the Secured Obligations, such Lender shall forthwith remit such excess amount to the Security Trustee and the Security Trustee shall distribute the excess payment ratably to the Lenders as provided hereunder. The Borrower shall have no responsibility or liability for how such amounts are distributed.
(e)    Except to the extent otherwise provided herein (including, but not limited to, as otherwise specified in Section 2.4(c) and Section 2.8): (i) the borrowing of the Senior Loan and the Junior Loan from the Senior Lenders and Junior Lenders, respectively, under Section 2.2 shall be made from the Senior Lenders and Junior Lenders, respectively, in each case, pro rata according to the amounts of their respective Commitments for the Senior Loan and Junior Loan, respectively; and (ii) except as may result from the application by any Senior Lender or Junior Lender of excess proceeds made available to such Senior Lender or Junior Lender in its capacity as a Related Secured Party in connection with a Related Loan Agreement, (A) each payment or prepayment of principal of the applicable Loan shall be made for the account of the Senior Lenders or Junior Lenders, as the case may be, pro rata in accordance with the respective unpaid principal amounts of the Loan held by them (as evidenced by the Notes held by them); and (B) each payment of interest on the Senior Loan or Junior Loan shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on the Loan then due and payable to the Senior Lenders or Junior Lenders, respectively, but must in all respects comply with the terms of the Intercreditor Agreement.
2.7 Mitigation. If any of the circumstances set out in Section 2.9, 2.11, 2.12, 2.14 or

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2.18 arise, or would or are likely to arise, then without in any way limiting, reducing or otherwise qualifying the rights of any Lender under such provisions, such Lender will, in the circumstances set forth in Section 2.9, 2.11, 2.12, 2.14 or 2.18, if applicable, promptly thereafter supply an estimate in good faith of an amount the Borrower may be required to pay to such Lender thereunder (provided that no such estimate shall prejudice any claim under Section 2.9, 2.11, 2.12, 2.14 or 2.18) and, on request of the Borrower which the Borrower may make if such amount is material and provided that no circumstances set out in Section 2.14 are currently in effect, such Lender shall consult in good faith with the Borrower for a period not exceeding thirty (30) days with a view to taking such reasonable steps as may be open to it (a) to avoid or minimize the effects of such circumstances, or (b) to avoid the need for the Borrower to make payment pursuant to Section 2.9, 2.11, 2.12, 2.14 or 2.18, or to reduce the amount of any such payment, including, in the case of a Lender, by transferring its Loan and/or its rights and obligations hereunder and under the Basic Agreements to another of its branches or offices or to another financial institution not affected by the relevant circumstances or to whom payments may be made or which may participate in the transactions contemplated by this Loan Agreement and the other Basic Agreements without the Borrower being required to make any (or being required to make a lesser) payment pursuant to Section 2.9, 2.11, 2.12, 2.14 or 2.18; provided, that such Lender shall not be under any obligation to take any such action if, in its reasonable judgment, to do so would reasonably be expected to (i) have an adverse effect upon its business, operation or financial condition, or (ii) result in its rights, interests or position under or in relation to the Basic Agreements being materially less favorable to it than would otherwise have been the case, or (iii) involve it in any unlawful activity or any activity that is contrary to any official directive, concession, guideline, request or requirement of any competent authority (whether or not having the force of law but in respect of which compliance by banks or other institutions of a similar nature to such Lender, as the case may be, is customary), or (iv) (unless indemnified or secured to its satisfaction) involve it in any expense, loss or liability (including transaction expenses) or tax disadvantage deemed by such Lender to be material.
2.8    Directed Sale. If a Lender requests payment or indemnification pursuant to Section 2.9, 2.11, 2.12, 2.14 or 2.18, or the Borrower determines that it is obligated to make any such payment or provide such indemnification, the Borrower may require that such Lender transfer its Loan and all of its other rights and obligations under this Loan Agreement and each of the other Basic Agreements (collectively, the “Transferred Interest”) in the manner contemplated by Section 7.6 to one or more transferees which transferees are Permitted Transferees of the affected Lender’s interest in its Loan in accordance with all laws and regulations applicable to the affected Lender and are willing to acquire the Transferred Interest at a price equal to the Transfer Price (as defined below), such transferee(s) to be identified by the Borrower in a notice (the “Replacement Notice”) to such Lender specifying the date on which such transfer is requested to occur, the name(s) of the transferee(s) to which its Transferred Interest is to be transferred and the portion thereof to be transferred to each, which notice shall be given not less than 5 Business Days prior to the date on which such transfer is to occur (or, in the circumstances described in Section 2.14, such shorter period prior to the effectiveness of the Relevant Event). On the date of the requested transfer, (a) such Lender shall sell, assign and transfer to the transferee(s), without recourse, representation or warranty (other than as to title and the absence of any Lien in the Transferred Interest created by or through such Lender) pursuant to Section 7.6, and the transferee(s) shall acquire and assume from such Lender, all of such Lender’s Transferred Interest by executing and

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delivering a Transfer Certificate and (b) the transferee(s) shall pay to such Lender an amount equal to the aggregate outstanding principal amount of the Loan held by such Lender, plus accrued interest owing to such Lender in respect of its Loan, Breakage Costs, if any (net of Swap Breakage Gain, if any), and all other amounts then due and owing to such Lender under this Loan Agreement and each of the other Basic Agreements in respect of the Transferred Interest (which may be paid by the Borrower on the transferee’s behalf) and plus out-of-pocket expenses (including fees and expenses of outside counsel) but otherwise without any Liquidity Breakage, Prepayment Fee or prepayment penalty (collectively, the “Transfer Price”), whereupon the transferee(s) shall each become a “Lender” for all purposes of this Loan Agreement and the other Basic Agreements, having all the rights and obligations under this Loan Agreement and the other Basic Agreements of such Lender in respect of the Transferred Interest and the obligations of and relating to such Lender under the Basic Agreements shall terminate; provided that such Lender and the Borrower shall remain liable to each other in respect of any unsatisfied obligations theretofore accrued.
2.9    Taxes.
(a)    For purposes of this Section 2.9, the term “applicable law” includes FATCA.
(b)    Any and all payments by or on account of any obligation of the Borrower under this Loan Agreement, the Notes and the other Basic Agreements shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the amount payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional amounts payable under this Section) the applicable Indemnitee receives an amount equal to the amount it would have received had no such deduction or withholding been made.
(c)    The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the relevant Facility Agent timely reimburse such Facility Agent for the payment of, any Other Taxes, in each case within ten (10) days after demand therefor.
(d)    The Borrower shall indemnify each Indemnitee, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Indemnitee or required to be withheld or deducted from a payment to such Indemnitee and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability shall be delivered to the Borrower by an Indemnitee (with a copy to the relevant Facility Agent), or by a Facility Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

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(e)    Each Lender shall severally indemnify the Security Trustee, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Security Trustee for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 2.16 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Security Trustee in connection with any Basic Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Security Trustee shall be conclusive absent manifest error. Each Lender hereby authorizes the Security Trustee to set off and apply any and all amounts at any time owing to such Lender under any Basic Agreement or otherwise payable by the Security Trustee to the Lender from any other source against any amount due to the Security Trustee under this paragraph (e).
(f)    As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.9, the Borrower shall deliver to the relevant Facility Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Facility Agent.
(g)    (i) Any Indemnitee that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Basic Agreement shall deliver to the Borrower and the Security Trustee, at the time or times reasonably requested by the Borrower or the Security Trustee, such properly completed and executed documentation reasonably requested by the Borrower or the Security Trustee as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Indemnitee, if reasonably requested by the Borrower or the Security Trustee, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Security Trustee as will enable the Borrower or the Security Trustee to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(A), (ii)(B) and (ii)(D) of this Section 2.9(g)) shall not be required if in the Indemnitee’s reasonable judgment such completion, execution or submission would subject such Indemnitee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Indemnitee.
(ii) Without limiting the generality of the foregoing:
(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Security Trustee on or prior to the date on which such Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

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(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Security Trustee (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), whichever of the following is applicable:
(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Basic Agreement, executed originals of IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Basic Agreement, IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(ii) executed originals of IRS Form W-8ECI;
(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-1 and (y) executed originals of IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable; or
(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;
(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Security Trustee (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Security Trustee to determine the withholding or deduction required to be made;

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Exhibit 10.1

(D) if a payment made to a Lender under this Loan Agreement, the Notes and the other Basic Agreements would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Security Trustee at such time or times reasonably requested by the Borrower or the Security Trustee such documentation prescribed by applicable law (including without limitation as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Security Trustee as may be necessary for the Borrower and the Security Trustee to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Loan Agreement;
(E) (i) the Senior Facility Agent shall deliver to the Borrower and the Security Trustee on or prior to the date of this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee) executed originals of IRS Form W-8ECI and (ii) the Junior Facility Agent shall deliver to the Borrower and the Security Trustee on or prior to the date of this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Security Trustee) executed originals of IRS Form W-8BEN; and
(F) the Security Trustee shall deliver to the Borrower on or prior to the date of this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower) an executed original of IRS Form W-9 certifying that the Security Trustee is exempt from U.S. federal backup withholding tax.
Each Indemnitee agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Security Trustee in writing of its legal inability to do so.
(h)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.9 (including by the payment of additional amounts pursuant to this Section 2.9), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.9 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any

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Exhibit 10.1

indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)    The Security Trustee shall comply with the obligations of a withholding agent under the Code and the U.S. Treasury Regulations. To the extent required by any applicable law, the Security Trustee shall withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that the Security Trustee did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered, was not properly executed or was invalid or because such Lender failed to notify the Security Trustee of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Security Trustee fully for all amounts paid, directly or indirectly, by the Security Trustee as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Security Trustee shall be conclusive absent manifest error. Each Lender hereby authorizes the Security Trustee to set off and apply any and all amounts at any time owing to such Lender under this Loan Agreement or any other Basic Agreement against any amount due the Security Trustee under this Section 2.9(i). This Section 2.9(i) shall not limit or expand the obligations of the Borrower under Section 2.9 or any other provision of this Loan Agreement.
(j)    Each party’s obligations under this Section 2.9 shall survive and remain in full force and effect, notwithstanding the resignation or replacement of the Security Trustee or the Facility Agent or any assignment of rights by, or the replacement of, a Lender, the expiration or termination of the Commitments or this Loan Agreement and the payment, satisfaction or discharge of all obligations under the Basic Agreements.
2.10    Breakage Indemnity. The Borrower hereby agrees to indemnify each Lender and to hold each Lender harmless, upon written request by that Lender (which request shall set forth in reasonable detail the basis for requesting such amounts), for Breakage Costs, if any (net of Swap Breakage Gain, if any) and (in the case of clauses (i) and (iii) only) for Liquidity Breakage, if any, in each case which that Lender may sustain, and in each case as such amount is due and payable pursuant to the terms of this Loan Agreement: (i) if for any reason (other than a default by any Lender) a borrowing of the Loan does not occur by the Cutoff Date as set forth in Section 2.2(e); (ii) as a consequence of any transfer pursuant to Section 2.8; or (iii) as a consequence of any default (following expiry of the applicable grace periods) by the Borrower in the repayment or prepayment of the Loan when due under the terms of this Loan Agreement (including following any acceleration of the Loans). So long as no Event of Default shall have occurred and be continuing, each Lender shall pay to the Borrower any Swap Breakage Gain, if any, (net of Liquidity Breakage, if any) received by it as a result of such default, acceleration, or failure to make a borrowing or any repayment or prepayment. If an Event of Default shall have occurred and be continuing at the time any Lender realizes any Swap Breakage Gain, such Swap Breakage Gain shall be retained by the relevant Lender and shall be deemed to be zero. For the avoidance of doubt, the Borrower shall not be responsible for Breakage Costs, if any, or other breakage incurred by the Lenders arising out of any Defaulting Lender’s failure to fund on the Scheduled Advance

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Date. This covenant shall survive the termination of this Loan Agreement and payment of the Loan and all other amounts payable hereunder or under the Notes. A certificate setting forth and explaining in reasonable detail the amount of LIBOR Breakage, if any, and Swap Break Amount, if any, submitted to the Borrower by the affected Lender shall be conclusive and binding for all purposes, except in case of manifest error.
2.11    Increased Costs.
(a)    Increased Costs Generally. Subject to paragraphs (c) and (d) below, if any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender; or
(ii)    impose on any Lender any other condition affecting this Loan Agreement or the Loan made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining its Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) (“Increased Costs”) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender, within 30 days after the Borrower’s receipt of the certificate set forth in Section 2.11(e), such additional amount or amounts as necessary to compensate such Lender for such additional costs incurred or reduction suffered, in each case provided that such additional costs have not been provided for pursuant to any other provision of this Loan Agreement; it being understood that nothing in this Section 2.11(a) shall be construed to increase the amounts owed by the Borrower pursuant to (or to avoid the application of any exclusion to or carveout to) any such other provision.
(b)    Capital Requirements. Subject to paragraphs (c) and (d) below, if any Change in Law regarding capital requirements has the effect of reducing the rate of return on a Lender’s capital or on the capital of such Lender’s holding company, if any, as relates to the class of assets and liabilities that includes its Commitments and Loan under this Loan Agreement to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration (x) that both the adoption and/or implementation of the Basel III accord is a Change in Law and (y) such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy developed in connection with the adoption and/or implementation of the Basel III accord) by an amount deemed by such Lender to be material, the Borrower will pay to such Lender, within 30 days after the Borrower’s receipt of the certificate set forth in Section 2.11(e), such additional amount or amounts as necessary to compensate such Lender or such Lender’s holding company for any such reduction suffered, in each case provided that such additional costs have not been provided for pursuant to any other provision of this Loan Agreement; it being understood that nothing in this Section 2.11(b) shall be construed to increase the amounts owed by the Borrower pursuant to (or to avoid the application of any exclusion to or carveout to) any such other provision.

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(c)    Limitations of Claims. The Borrower shall not be required to make payment to any affected Lender pursuant to Section 2.11(a) or 2.11(b) to the extent that:
(i)    any amounts claimed thereunder are in respect of or are attributable to Taxes; or
(ii)    any amounts claimed thereunder are imposed by reason of the willful misconduct or gross negligence of such Lender, or its breach of any of its representations and warranties in this Loan Agreement or any other Basic Agreement or result from any failure on the part of such Lender to comply with any of the express terms of this Loan Agreement or any other Basic Agreement (except to the extent such failure results from any failure on the part of any party (other than such Lender) to this Loan Agreement or any other Basic Agreement to comply with any of the express terms thereof);
(iii)    any amounts claimed thereunder result from any failure by such Lender to duly comply with any such laws of which it may reasonably be expected to be aware and the Change in Law; or
(iv)    any amounts claimed thereunder result from a voluntary relocation by such Lender of its lending office.
In addition, the Borrower shall not be required to make payment to any affected Lender pursuant to Section 2.11(a) or 2.11(b) to the extent that, where applicable, any Lender claiming payment thereunder is not also seeking payment for similar increased costs in similar financing transactions for other similarly situated U.S. air carriers.
(d)    Claims Procedure. A Lender intending to make a claim for amounts pursuant to Section 2.11(a) or (b) shall, promptly after becoming aware of the same, provide written notice to the applicable Facility Agent and the Borrower of the event by reason of which it is entitled to do so (the “Increased Cost Notice”); provided, that no Lender shall be entitled to claim any such amounts pursuant to Section 2.11(a) or (b) with respect to the period which is more than 180 days prior to the delivery of the Increased Cost Notice. The Increased Cost Notice shall describe in reasonable detail the events giving rise to such Increased Costs, the basis for determining and allocating such Increased Costs and the amount of each request by such Lender for compensation under this Section 2.11, together with a statement that the determinations and allocations made in respect of the Increased Costs comply with the provisions of this Section 2.11; provided, that such Lender shall not be required to disclose any confidential information relating to the organization of its affairs, or its capital structure or return on capital.
(e)    Certificate of Lenders. A certificate of a Lender (i) setting forth the amount of any indemnity payable to it, or for its account, under this Section 2.11, the basis for such amount in reasonable detail and the calculation of such amount in reasonable detail and (ii) certifying that such Lender is generally charging similar amounts in similar financing transactions for other similarly situated U.S. air carriers shall be delivered to the Borrower and such Lender’s Facility Agent, and such certificate shall, in the absence of manifest error, be prima facie evidence of the existence and amount of such obligation of the Borrower so long as the underlying determinations and allocations are made on a reasonable basis. The protection of this Section 2.11 shall be

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available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed; provided that if, after the payment of any amounts by the Borrower under this Section 2.11, any Change of Law in respect of which a payment was made is thereafter determined to be invalid or inapplicable to the such Lender, then such Lender shall, within 30 days after such determination, repay any amounts paid to it by the Borrower hereunder in respect of such Change in Law.
2.12    General Indemnity. The Borrower hereby agrees to defend, indemnify, save and keep harmless on an After-Tax Basis the Security Trustee, each Facility Agent and each Lender (without duplication of any other indemnity provisions herein, including without limitation any provisions related to Expenses for Breakage Costs, Liquidity Breakage, Increased Costs, and Market Disruption) together with their respective officers, directors, agents and employees (each, an “Indemnitee” and the respective officers, directors, agents and employees of each of the foregoing Indemnitees, as applicable, together with such Indemnitee, being referred to herein collectively as the “Related Indemnitee Group” of such Indemnitee) against, and agrees to protect, save and keep harmless each Indemnitee from (whether or not the transactions contemplated herein or in any of the other Basic Agreements are consummated), any and all Expenses imposed on, incurred by or asserted against such Indemnitee, in any way relating to or arising out of or which would not have occurred but for:
(a)    the execution and delivery of the Basic Agreements and the consummation of the transactions contemplated thereby or the enforcement of any of the terms thereof after the occurrence and continuation of an Event of Default;
(b)    the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing or inspections of (i) the Aircraft, (ii) any Engine or (iii) any Part, by any Person (other than such Indemnitee), including, without limitation, claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Requirement of Law, including, without limitation, environmental control, noise and pollution laws, rules or regulations;
(c)    the manufacture, design, acceptance, rejection, delivery, return, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, any Engine or any Part or other transfer of use or possession of the Aircraft, any Engine or any Part, including under a pooling or interchange agreement; or
(d)    the prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft;
provided that the foregoing indemnity shall not extend to:
(1)    any Expense to the extent paid or borne by a Person other than the Borrower pursuant to any other provision of this Loan Agreement or any other Basic Agreement;

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Exhibit 10.1

(2)    any Expense to the extent it exceeds maximum amounts agreed to be borne by the Borrower pursuant to Section 7.5;
(3)    any Expense to the extent such Expense is attributable to the authorization or giving or withholding by any Indemnitee of any future amendments, supplements, waivers or consents with respect to any of this Loan Agreement and the other Basic Agreements, other than such as have been requested in writing by the Borrower, or such as are expressly required or contemplated by the provisions of the Basic Agreements;
(4)    any Expense to the extent such Expense is an ordinary and usual overhead Expense for any Indemnitee (other than such Expenses caused directly by the occurrence of an Event of Default);
(5)    any Expense to the extent such Expense would have arisen if an Indemnitee had not engaged in the transactions contemplated by this Loan Agreement or any other Basic Agreements; or
(6)    any Expense to the extent such Expense is attributable to or results from or arises out of any Lender Lien;
(7)    any Expense to the extent such Expense is attributable to or results from or arises out of any representation or warranty by any Indemnitee or such Indemnitee’s Related Indemnitee Group in or provided in accordance with the Basic Agreements being incorrect; or
(8)    any Expense to the extent such Expense is attributable to or results from or arises out of the failure by any Indemnitee or such Indemnitee’s Related Indemnitee Group to perform or observe any agreement, covenant or condition in this Loan Agreement or any other Basic Agreement; or
(9)    any Expense to the extent such Expense is attributable to or results from or arises out of the willful misconduct or the gross negligence of any Indemnitee or such Indemnitee’s Related Indemnitee Group (other than gross negligence imputed to such Indemnitee solely by reason of its interest in the Aircraft); or
(10)    any Expense to the extent such Expense is attributable to or results from or arises out of any Tax, or any loss of Tax benefits or increase in Tax liability under any Tax law, which, for the avoidance of doubt, shall be governed by Section 2.9; provided, however, that this clause (10) shall not apply to Taxes taken into consideration in making any payment pursuant to this Section 2.12 on an After-Tax Basis; or
(11)    any Expense to the extent such Expense is attributable to or results from or arises out of (other than during the continuance of an Event of Default) the offer, sale, assignment, transfer, participation or other disposition (whether voluntary or involuntary) by or on behalf of an Indemnitee of any interest in the Aircraft, a Commitment, a Loan or a Note or any similar interest or any borrowing of funds in respect thereof or all or any part of such Indemnitee’s interest in the Basic Agreements; or

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Exhibit 10.1

(12)    any Expense to the extent such Expense is attributable to or results from or arises out of any acts or events (other than acts or events related to the performance or failure to perform by the Borrower of its obligations pursuant to the terms of the Basic Agreements) that occur after the Security Trustee is required to release all Collateral from the Lien of the Security Agreement.
In the case of any Expense indemnified by the Borrower hereunder that is covered by a policy of insurance maintained by the Borrower, each Indemnitee agrees to cooperate, at the Borrower’s expense, with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense.
If an Indemnitee has knowledge of a claim involving one or more Expenses such Indemnitee shall promptly give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify an Indemnitee hereunder, except to the extent the Borrower is prejudiced by such failure or the Borrower’s indemnification obligations are increased as a result of such failure. Such Indemnitee shall promptly submit to the Borrower, at the Borrower’s expense, such additional information in such Indemnitee’s possession as the Borrower shall reasonably request to substantiate such request for payment to the Borrower. Any amount payable to any Indemnitee pursuant to this Section 2.12 shall be paid within 30 days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the Expenses which are the subject of and basis for such indemnity and the computation of the amount so payable. Subject to the rights of insurers under policies of insurance maintained by the Borrower, the Borrower shall be entitled, unless an Event of Default shall have occurred and be continuing and provided that such actions shall not involve a material risk of criminal liability, unindemnified civil liability or sale, loss or forfeiture of the Aircraft, at its sole cost and expense:
(A)    so long as the Borrower has agreed in writing that the Borrower is liable to such Indemnitee for such Expense, if any, in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof,
(B)    so long as the Borrower has agreed in writing for such Indemnitee that the Borrower is liable to such Indemnitee for such Expense, if any, in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Basic Agreements, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use reasonable efforts to obtain such severance), and
(C)    in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed, at the Borrower’s sole expense, to participate therein.

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Exhibit 10.1

Such Indemnitee shall, at Borrower’s cost, supply the Borrower with such information reasonably requested by the Borrower and provide reasonable cooperation as reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 2.12. Such Indemnitee shall not (unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 2.12) enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Borrower. Where the Borrower or any insurer under a policy of insurance maintained by the Borrower assumes responsibility for and control of any proceeding against an Indemnitee with respect to an Expense, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Expense shall be indemnified hereunder unless (i) such fees or expenses were incurred at the request of the Borrower or such insurer; provided, however, that if in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists such that it is advisable for such Indemnitee to be represented by separate counsel, then the reasonable fees and expenses of any such separate counsel shall be borne by the Borrower. Subject to the requirements of any policy of insurance, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions; provided that such party’s participation does not, in the opinion of the counsel appointed by the Borrower or its insurers to conduct such proceedings, interfere with such control; and such participation shall not constitute a waiver of the indemnification provided in this Section 2.12. Notwithstanding anything to the contrary contained herein, the Borrower shall not under any circumstances be liable with respect to any Expenses or series of related Expenses for the fees and expenses of more than one counsel for all Indemnitees.
To the extent that an Expense indemnified by the Borrower under this Section 2.12 is in fact paid in full by the Borrower or an insurer under a policy of insurance maintained by the Borrower, the Borrower or such insurer, as the case may be, shall, without any further action, be subrogated to the rights and remedies of the Indemnitee on whose behalf such Expense was paid (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Expense. Such Indemnitee shall give such further assurances or agreements and shall cooperate with the Borrower or such insurer, as the case may be, to permit the Borrower or such insurer to pursue such rights and remedies, if any, to the extent reasonably requested by the Borrower and at the Borrower’s expense. So long as no Material Default or Event of Default shall have occurred and be continuing, should an Indemnitee receive any payment from any party other than the Borrower or its insurers, in whole or in part, with respect to any Expense previously paid in full by the Borrower or its insurers hereunder, it shall promptly pay over to the Borrower the amount received (but not an amount in excess of the amount the Borrower or any of its insurers has paid in respect of such Expense).
Nothing set forth in this Section 2.12 shall constitute a guarantee by the Borrower that the Aircraft shall at any time have any particular value, useful life or residual value. Each of the Lenders agrees that the provisions of Section 2.11 constitute its sole remedy for the reimbursement of Increased Costs described therein and that nothing in this Section 2.12 shall constitute an indemnity for any Increased Cost or any cost or loss or reduction in rate of return in the nature of an Increased Cost.

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Exhibit 10.1

Notwithstanding anything to the contrary in this Section 2.12, in no event will an Indemnitee be required to pay any amount to the Borrower pursuant to this Section 2.12 the payment of which would place the Indemnitee in a less favorable net after-Tax position than the Indemnitee would have been in if the event or circumstance giving rise to such obligation had not occurred. No provision of this Agreement shall be construed to require an Indemnitee to provide copies of its tax returns or any other information in respect of its tax returns or reporting positions that such Indemnitee considers confidential. No provision of this Agreement shall interfere with the right of any Indemnitee to arrange its tax or any other affairs in whatever manner it thinks fit.
To the extent permitted by applicable law, interest at the Default Rate shall be paid, on demand, on any amount or indemnity not paid when due pursuant to this Section 2.12 until the same shall be paid. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.
2.13    [Reserved.]
2.14    Illegality. If at any time as a result of any Change in Law occurring after the date hereof it becomes, or becomes apparent that it will become, unlawful or prohibited for any Lender to make or maintain the Loan or its participation in the Loan or to carry out all or any of the other obligations under the Basic Agreements to which it is party or to charge or receive interest at the rates applicable (such an event being referred to as a “Relevant Event”), then such Lender shall promptly serve notice of such fact on such Lender’s Facility Agent, the Security Trustee and the Borrower, together with an opinion of independent legal counsel confirming that a Relevant Event has occurred or is about to occur. If the opinion of independent legal counsel is that (a) the Relevant Event has come into effect or (b) the Relevant Event will come into effect within twenty-one (21) days, and the Borrower, the relevant Facility Agent and such Lender have been unable to mitigate pursuant to Section 2.7 or accomplish a directed sale pursuant to Section 2.8 after exercising reasonable commercial efforts, then in the case of either (a) or (b) the Commitment of such Lender shall terminate and the relevant Facility Agent may declare the portion of the Loan made by such Lender to be immediately due and payable on the date set forth for such payment in such notice or the date of the Relevant Event, whichever is later to occur, and the Borrower shall prepay such portion of the Loan, together with interest thereon, Breakage Costs, if any (net of Swap Breakage Gain, if any), and all other amounts, if any, due and payable hereunder but otherwise without any Liquidity Breakage, Prepayment Fee or prepayment penalty. If the opinion of independent legal counsel is that the Relevant Event will not come into effect within twenty-one days after the notice given by such Lender to the relevant Facility Agent, the Security Trustee and the Borrower in accordance with this Section 2.14, the portion of the Loan made by such Lender shall be due and payable prior to the Relevant Event taking effect, unless such Lender’s portion of the Loan is transferred pursuant to Section 2.8 on or before the date set forth for such payment.
2.15    Mutilation, Destruction, Loss or Theft. If a Note shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request and at the expense of the relevant Lender execute and the Security Trustee shall deliver to such Lender, in replacement thereof, a new Note in the same face amount, with the same designation and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to the Borrower. If the Note being replaced has been destroyed,

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Exhibit 10.1

lost or stolen, the holder of such Note shall furnish to the Borrower and the Security Trustee such security or indemnity as may reasonably be required by the Borrower and the Security Trustee to save them harmless and evidence reasonably satisfactory to the Borrower and the Security Trustee of the destruction, loss or theft of such Note and the ownership thereof, provided, however, that if the holder of such Note is an Original Lender, the written undertaking of such holder to indemnify the Borrower shall be sufficient security and indemnity.
2.16    Registration. The Security Trustee, acting solely for this purpose as agent for the Borrower, shall maintain at its office a register for the purpose of registering transfers and exchanges of the Notes (a “Register”). A holder of an outstanding Note, intending to transfer such outstanding Note to a new payee or to exchange such outstanding Note for a new Note or Notes of authorized denominations, shall endorse such outstanding Note and surrender such outstanding Note at the office of the Security Trustee together with a written request from such holder for the issuance of a new Note or Notes, specifying the name and address of the new payee or payees and any other documentation reasonably required by the Security Trustee. Promptly upon receipt of such documents, subject to Section 7.6, the Security Trustee shall deliver to the Borrower a new Note or Notes of the same designation, in the same aggregate original face amount, dated the same date or dates as the surrendered Note, in such denomination or denominations as such holder may request and registered in the name of and payable to such payee or payees as shall be specified in the written request from such holder, and promptly upon receipt, the Borrower shall execute and return to the Security Trustee such new Note or Notes and the Security Trustee shall deliver such new Note or Notes. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a Transfer Certificate duly executed by the holder thereof and the new payee or payees and such transfer shall comply with the terms of Section 7.6 and, at the request of the Borrower, evidence of compliance of such transfer or exchange with the provisions of the Securities Act and any other applicable securities or similar laws. Each new Note issued upon transfer or exchange shall be in an original principal amount in accordance with the requirements of Section 7.6. The Security Trustee shall make a notation on each new Note of the amount of all payments of principal previously made on the surrendered Note or Notes with respect to which such new Note is issued and the date to which interest on such surrendered Note or Notes has been paid. Each Note is a registered Note and is transferable only upon surrender for registration of transfer duly endorsed as provided herein and in Section 7.6. Neither the Borrower nor the Security Trustee shall be required to effect a transfer or exchange any surrendered Note as above provided during the period of five (5) Business Days preceding any Payment Date. Each of the Facility Agents, the Security Trustee and the Borrower may deem and treat the Person in whose name any Note shall have been issued and registered as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable by the Borrower with respect to such Note and for all other purposes, and shall not be affected by any notice to the contrary. All references in this Loan Agreement and the other Basic Agreements to a “holder” of any Note shall mean the Person in whose name such Note is at the time registered on the Register. By its acceptance thereof, each holder of a Note agrees to be bound by and to perform and comply with the provisions of this Loan Agreement, the Security Agreement and the other Basic Agreements applicable to the Lenders. The Security Trustee shall permit the Borrower, the Facility Agents, any Lender or their

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Exhibit 10.1

respective nominees to inspect the Register during ordinary business hours and upon reasonable prior notice.
Upon the issuance of a new Note or Notes pursuant to Section 2.15 or Section 2.16 (other than in connection with an issuance (a) made at the request of the Borrower or (b) made when an Event of Default is continuing in connection with the exercise of remedies), the Borrower and the Security Trustee shall require from the party requesting such new Note(s), without any right of reimbursement under any Basic Agreement, payment of such amount as may be necessary to reimburse the Borrower and the Security Trustee for, or to provide funds for, the payment of any Tax or other governmental charge in connection therewith and any charges and expenses connected with such Tax or other governmental charge paid or payable by the Borrower or the Security Trustee, as the case may be.
Each Lender that sells a participation (which it may only do in accordance with Section 7.6) shall, acting for itself and, solely for this purpose, as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loan (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in the Loan) to any Person except to the extent that such disclosure is necessary to establish that such Loan is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Loan Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, neither the Security Trustee (in its capacity as Security Trustee) nor the Facility Agents (in their capacity as Senior Facility Agent or Junior Facility Agent, as the case may be) nor the Borrower shall have any responsibility for maintaining a Participant Register.
2.17    [Reserved.]
2.18    Market Disruption Event. In the event that a Market Disruption occurs with respect to any Lender on any Interest Rate Determination Date, such Lender’s Facility Agent shall on such date give notice (by facsimile or by telephone confirmed in writing) to the Borrower, the Security Trustee and each member of its Lender Group of such circumstance and provide within one additional Business Day each affected Lender’s Market Disruption Rate, whereupon, from and including the first day of the Interest Period, as applicable, to which such Interest Rate Determination Date relates, that portion of the Loan which is held by each such affected Lender shall bear interest at the applicable Market Disruption Rate until such time as such Lender’s Facility Agent shall have notified the Borrower and the Security Trustee that such circumstances no longer exist and the next Interest Period shall have commenced; provided that, where applicable, such Lender is then similarly invoking rights similar or comparable to those set forth herein against other borrowers who are similarly situated U.S. air carriers in similar financing transactions where such Lender has the ability to invoke such similar or comparable rights. Each affected Lender shall provide a certificate to the Borrower, the Facility Agent and the Security Trustee setting forth such Lender’s Market Disruption Rate, which shall constitute a certification by such Lender that (x) such interest rate so provided is an accurate and fair calculation of its

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Exhibit 10.1

funding costs for its portion of the Loan for such Interest Period, (y) such calculation has been made on a fair and non-discriminatory basis and (z) where applicable, such Lender is then similarly invoking rights similar or comparable to those set forth herein against other borrowers who are similarly situated U.S. air carriers in similar financing transactions where such Lender has the ability to invoke such similar or comparable rights. The Market Disruption Rate so certified by such Lender shall be conclusive and binding on the Borrower for such Interest Period absent manifest error. At any time after a Market Disruption has occurred, the Borrower shall have the right (a) exercisable upon three (3) Business Days’ prior notice to the relevant Facility Agent and the Security Trustee to prepay in full the Loan of each Lender claiming a Market Disruption Event, together with accrued interest thereon at the applicable Market Disruption Rate and Breakage Costs if any (net of Swap Breakage Gain, if any), but otherwise without any Liquidity Breakage, Prepayment Fee or prepayment penalty, whereupon such portion of the Loan shall become due and payable on the date specified by the Borrower in such notice, and/or (b) to require each such Lender to transfer its portion of the Loan in accordance with the provisions of Section 2.8 hereof.
Section 3.    Conditions Precedent.
3.1    Conditions Precedent to Advance for the Lenders. The agreement and obligation of each Lender to make its portion of the Loan to the Borrower on the Advance Date are subject to the satisfaction (or waiver by such Lender’s Facility Agent, which waiver shall be in writing and signed by such Facility Agent and shall only be provided if agreed to by all members of such Facility Agent’s Lender Group) of the following conditions precedent:
(a)    Certain Basic Agreements. Each Facility Agent shall have received the following documents, each duly authorized, executed and delivered by each of the parties thereto (other than each Lender and Facility Agent) and executed counterparts (or copies thereof where indicated) shall have been delivered to each Facility Agent:
(i)    this Loan Agreement;
(ii)    the Notes, dated the Advance Date;
(iii)    the Security Agreement, dated as of the Advance Date, substantially in the form attached as Exhibit J to this Loan Agreement;
(iv)    the Security Agreement Supplement No. 1, dated the Advance Date;
(v)    a copy of the FAA Bill of Sale for the Aircraft;
(vi)    a copy of the Aircraft Bill of Sale for the Aircraft;
(vii)    the Airframe Warranties Agreement, dated the Advance Date;
(viii)    the Engine Warranty Agreement, dated the Advance Date; and
(ix)    the Intercreditor Agreement, dated as of the Advance Date, substantially in the form attached as Exhibit K to this Loan Agreement.

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Exhibit 10.1

(b)    [Reserved].
(c)    Insurance Opinion and Certificate. Each Facility Agent shall have received an insurance opinion from Willis Group and an insurance broker’s certificate from the Borrower’s insurance broker relating to the Aircraft evidencing maintenance of insurance in compliance with Section 3.6 of the Security Agreement and naming the Secured Parties as additional insureds and, to the extent contemplated by the Security Agreement, the Security Trustee as sole loss payee.
(d)    Undertakings. Each Facility Agent shall have received from the Borrower’s insurance broker a letter of undertaking with respect to the insurance requirements under Section 3.6 of the Security Agreement.
(e)    Organizational Documents.
(i)    Each Facility Agent shall have received a certificate of a director or an officer or a secretary of the Borrower, dated the Advance Date, attaching (i) a duly executed incumbency certificate of the Borrower, (ii) a true and correct copy of the resolutions of the Board of Directors or other competent authority of the Borrower with respect to the due authorization of the transactions contemplated by this Loan Agreement and the other Basic Agreements to which the Borrower is a party, certified by a director or an officer or a secretary of the Borrower and such resolutions shall be in full force and effect and shall not have been amended, modified or rescinded; (iii) a true and correct copy of the organizational documents of the Borrower and such organizational documents shall be in full force and effect, and (iv) a true and correct copy of the bylaws (or comparable organizational document) of the Borrower and such bylaws (or comparable document) shall be in full force and effect.
(ii)    A good standing certificate of the Borrower, dated as of, or a date reasonably prior to, the Advance Date, from the Secretary of State of the State of Delaware.
(iii)    Each Facility Agent shall have received a certificate of a director or an officer or a secretary of the Security Trustee attaching a duly executed incumbency certificate of the Security Trustee in form and substance reasonably satisfactory to such Facility Agent.
(f)    No Conflict. The consummation of the transactions contemplated hereby shall not contravene, violate or conflict with in any material respect, nor involve the Borrower, the Security Trustee, each Facility Agent or any Lender in any material violation of, any Contractual Obligation of the Borrower.
(g)    Opinions of Counsel. Each Facility Agent shall have received each of the following legal opinions, addressed to each Facility Agent, the Security Trustee and the Original Lenders and dated as of the Advance Date: (i) the opinion of in-house counsel to the Borrower, in substantially the form to be agreed by the parties, (ii) the opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, in substantially the form to be agreed by the parties, (iii) the Cape Town opinion of Debevoise & Plimpton LLP, special New York counsel to the

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Exhibit 10.1

Borrower, in substantially the form to be agreed by the parties, (iv) the opinion of Richards, Layton & Finger, special Delaware counsel to the Borrower, in substantially the form to be agreed by the parties, (v) the opinion of Morris James LLP, special Delaware counsel to the Security Trustee, in substantially the form to be agreed by the parties, and (vi) the opinion of Aviation Counsel, in substantially the form to be agreed by the parties.
(h)    [Reserved.]
(i)    Security Interest. On the Advance Date, after giving effect to the filing of the FAA Filed Documents and the Financing Statement and the registration of the International Interest of the Security Trustee in the Airframe and each Engine with the International Registry as contemplated by Section 3.1(cc), the Security Trustee under the Security Agreement shall have received a duly perfected first priority security interest in all of the Borrower’s right, title and interest in the Aircraft, subject only to Permitted Liens.
(j)    [Reserved.]
(k)    No Defaults. No Default, Event of Default or Total Loss (or an event which with the passage of time would become a Total Loss) shall have occurred and be continuing or would result from the advance of the Loans.
(l)    No Actions or Proceedings. No action or proceeding shall have been instituted nor shall any governmental action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, on the Advance Date to set aside, restrain, enjoin or prevent the completion and consummation of this Loan Agreement or the transactions contemplated hereby.
(m)    [No Material Adverse Change. On the Advance Date, no material adverse change in the financial condition of the Borrower shall have occurred and be continuing which would have a material adverse effect on the ability of the Borrower to pay its debts when they become due or to perform its obligations under the Basic Agreements.]5
5This condition precedent shall only apply to A321-200 Aircraft.
(n)    Representations and Warranties. The representations and warranties made by the Borrower in Section 4.1 shall be true and correct as of the Advance Date and each Facility Agent shall have received a certificate of an officer of the Borrower to such effect.
(o)    Fees and Expenses. The Borrower shall have paid all expenses of the Facility Agents and such Lender due and payable on or prior to the Advance Date pursuant to Section 7.5, any Commitment Fees due and payable on or prior to the Advance Date pursuant to the Framework Agreement and all fees set forth in the Fee Letter due and payable on or prior to the Advance Date.
(p)    Export Certificate of Airworthiness. Each Facility Agent shall have received a copy of a current, valid Export Certificate of Airworthiness for the Aircraft duly issued by the French Civil Aviation Authority.

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Exhibit 10.1

(q)    [Reserved.]
(r)    Illegality. No change shall have occurred after the date of this Loan Agreement in any applicable law that makes it a violation of law for (i) the Borrower, either Facility Agent, the Security Trustee or any Lender to execute, deliver and perform the Basic Agreements to which any of them is a party or (ii) any Lender to make its Loan.
(s)    Financial Statements. Each Facility Agent shall have received from the Borrower its annual audited consolidated financial statements for the year ending December 31, 2013 and its most recent quarterly unaudited financial statements; provided, however, that this condition shall be deemed satisfied to the extent such financial statements are publicly available through LIVEDGAR, the Borrower’s website or other reasonable means.
(t)    [Reserved.]
(u)    Section 1110. The Security Trustee shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the Aircraft as provided in the Security Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is the debtor.
(v)    [Reserved.]
(w)    Title. The Borrower shall have good title to the Aircraft, free and clear of all Liens, except Permitted Liens.
(x)    [Reserved.]
(y)    [Reserved.]
(z)    [Reserved.]
(aa)    Process Agent. Each Facility Agent shall have received evidence of the acceptance of the appointment of the process agent for the Borrower pursuant to Section 7.12 of this Loan Agreement.
(bb)    No Funding Market Disruption. With respect to each Lender, no Funding Market Disruption shall have occurred and be continuing.
(cc)    Filings and Registrations. On the Advance Date (a) the FAA Application for Registration in the name of the Borrower shall have been duly filed (or shall be in the process of being duly filed) with the FAA in accordance with the Transportation Code, (b) the FAA Filed Documents shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code, (c) the Financing Statement with respect to the Aircraft shall have been duly filed (or shall be in the process of being so duly filed) in the State of Delaware, (d) AC Form 8050-135 shall have been filed (or shall be in the process of being duly filed) with the FAA pursuant to the FAA Regulations with respect to the Airframe and each Engine as pertains to the International Interest of the Security Trustee therein granted (or to be granted) under the Security Agreement and the Security Agreement Supplement No. 1, and an authorization code shall have been obtained (or shall be in the process of being

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Exhibit 10.1

obtained) in respect of each such International Interest, (e) such International Interest shall have been registered (or shall be in the process of being registered) with the International Registry with the Borrower as debtor and the Security Trustee as creditor, and there shall exist no other registered International Interest with respect to the Airframe or either Engine on the International Registry, and (f) the Aircraft Bill of Sale shall have been registered (or shall be in the process of being registered) with the International Registry as a “contract of sale” with the Airframe Manufacturer as seller and the Borrower as buyer.
3.2    Conditions Precedent to Borrow for the Borrower. The agreement and obligation of the Borrower to issue and sell the Notes on the Advance Date are subject to the satisfaction (or waiver by the Borrower which waiver shall be in writing and signed by the Borrower) of the following conditions precedent:
(a)    Certain Basic Agreements. The Borrower shall have received the documents referred to in Section 3.1(a), each duly authorized, executed and delivered by each of the parties thereto (other than the Borrower) and executed counterparts (or copies thereof where indicated) shall have been delivered to the Borrower.
(b)    Organizational Documents. The Borrower shall have received the documents referred to in Section 3.1(e)(iii).
(c)    No Conflict. The consummation of the transactions contemplated hereby shall not contravene, violate or conflict with in any material respect, nor involve the Borrower, the Security Trustee, either Facility Agent or any Lender in any material violation of, any Requirement of Law or Contractual Obligation of the Borrower.
(d)    Opinions of Counsel. The Borrower shall have received the opinions referred to in Section 3.1(g)(iv) and (v) addressed to the Borrower.
(e)    No Total Loss. No Total Loss (or an event which with the passage of time would become a Total Loss) shall have occurred and be continuing.
(f) No Actions or Proceedings. No action or proceeding shall have been instituted nor shall any governmental action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, on the Advance Date to set aside, restrain, enjoin or prevent the completion and consummation of this Loan Agreement or the transactions contemplated hereby.
(g)    Representations and Warranties. The representations and warranties made by the Security Trustee, the Facility Agents and the Lenders in Section 4.2, 4.3 and 4.4, respectively, or by the Lenders in any Transfer Certificate shall be true and correct as of the Advance Date.
(h)    Export Certificate of Airworthiness. The Borrower shall have received a copy of a current, valid Export Certificate of Airworthiness for the Aircraft duly issued by the French Civil Aviation Authority.

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Exhibit 10.1

(i)    Title. The Borrower shall have good title to the Aircraft, free and clear of all Liens, except Permitted Liens.
(j)    [Reserved.]
(k)    Filings and Registrations. The Borrower shall have received evidence reasonably satisfactory to it as to the matters described in Section 3.1(cc).
(l)    No Funding Market Disruption. With respect to each Lender, no Funding Market Disruption shall have occurred and be continuing.
(m)    [Reserved.]
(n)    Loan and Junior Loan. Each Lender shall have made the Loan to the Borrower in an amount equal to such Lender’s Commitment and the Junior Lenders shall have made the Junior Loan to the Borrower.
Section 4.    Representations and Warranties and Covenants.
4.1    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the other parties hereto, as of the Advance Date, that:
(a)    No Default. No Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby.
(b)    Litigation. Except for such matters, if any, disclosed in press releases issued by the Borrower or in public filings made with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, by the Borrower prior to the date hereof, no litigation, arbitration or administrative proceeding or claim is presently in progress or pending or, to the best of Borrower’s knowledge, threatened against (or involving) the Borrower which would reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under any of the Basic Agreements to which the Borrower is a party.
(c) State of Organization; Location; Citizenship; Certificated Air Carrier. The full and correct name of the Borrower is “Spirit Airlines, Inc.” and the Borrower is a corporation under the laws of Delaware, is a Citizen of the United States and is a Certificated Air Carrier.
(d)    Security Agreement. Except for (i) the execution and delivery of each of the Security Agreement and the Security Agreement Supplement No. 1, (ii) the registration of the Aircraft in the name of the Borrower with the aircraft registry of the Aviation Authority, (iii) the registrations to be made with the International Registry with respect to the “contract of sale” (as defined in the Cape Town Treaty) in respect of the Airframe, and (iv) the filings and registrations to be made as set forth in Section 3.1(cc), no further filing or recording of any document is necessary as of the Advance Date under the laws of the United States or any State thereof upon making the Loan hereunder in order to establish and perfect the security interest in the Aircraft and the other Collateral being subjected to the Security Agreement on the Advance Date created under the Security Agreement in favor of the

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Exhibit 10.1

Security Trustee as against the Borrower and any third parties (other than as to creditors mandatorily preferred by law) in any applicable jurisdiction in the United States.
(e)    Title to Aircraft. Upon consummation of the Closing, the Borrower will have good title to the Aircraft free and clear of all Liens other than Permitted Liens.
(f)    Existence; Compliance with Law. The Borrower has the power and authority, and the legal right, to conduct the business in which it is currently engaged, is in compliance with its organizational documents and to the best of the Borrower’s knowledge, is in compliance in all material respects with all Requirements of Law applicable to it in respect of the conduct of its business and ownership of its property, except with respect to any matters that would not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under any of the Basic Agreements to which the Borrower is a party.
(g)    Powers and Authorizations.
(i)    The Borrower has the power and authority to make, deliver and perform the transactions contemplated in the Basic Agreements to which it is or will be a party.
(ii)    Except as the same may have been obtained prior to the Advance Date, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the borrowing hereunder or with the execution, delivery, or performance by the Borrower, or the validity or enforceability against the Borrower of the Basic Agreements to which the Borrower is or will be a party, except for the (x) filings referred to in Section 4.1(d) and (y) such action, as a result of any act or omission by the Lender or any of its Affiliates, as may be required under the United States federal securities laws or the securities laws or other laws of any State thereof or any other jurisdiction applicable to offers and sales of the Notes or interests therein or similar instruments. This Loan Agreement has been, and each other Basic Agreement to which the Borrower will be a party will be, duly authorized, executed and delivered on behalf of the Borrower.
(iii)    This Loan Agreement constitutes, and each other Basic Agreement to which the Borrower will be a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(h)    No Legal Bar. The execution, delivery and performance of this Loan Agreement and the other Basic Agreements to which the Borrower is or will be a party and the performance of its obligations hereunder and thereunder will not violate any Requirement of Law or Contractual Obligation of the Borrower, except such violations that would not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under any of the Basic Agreements to which the Borrower is a party, or violate the organizational documents of the Borrower and will not result in, or require the creation or imposition of, any Lien (other than as

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Exhibit 10.1

permitted under the Security Agreement) on any of its properties pursuant to any such Contractual Obligation.
(i)    Securities Laws. Neither the Borrower nor any Person authorized by the Borrower to act on behalf of the Borrower (it being agreed that no Lender is authorized to act on behalf of the Borrower) has directly or indirectly offered any interest in the Notes to, or solicited any offer to acquire the same from, anyone in violation of any Requirement of Law and no Responsible Officer of the Borrower has knowledge of any such offer or solicitation.
(j)    Taxes. The Borrower has timely filed or caused to be filed all material Tax returns and reports required to have been filed by it through the date hereof, except for such returns and reports whose failure to be filed would not individually or collectively have a material adverse effect on the Borrower, and has paid or caused to be paid when due all material Taxes required to have been paid by it, except such as are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves in accordance with applicable generally accepted accounting principles or as would not individually or collectively have a material adverse effect on the Borrower.
(k)    Compliance as to Laws.
(i)     The Borrower is acting in connection with this Loan Agreement and each other Basic Agreement for its own account.
(ii)    Neither the Borrower nor any of its Affiliate is in violation in any material respect of any Anti-Terrorism Law.
(iii)    The Borrower has implemented and maintains in effect (A) policies and procedures designed to ensure compliance by the Borrower, its subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions and (B) with respect to AML Laws, policies and procedures that, in the Borrower’s reasonable judgment, are sufficient to ensure compliance by the Borrower, its subsidiaries and their respective directors, officers, employees and agents with AML Laws. None of (a) the Borrower, any subsidiary or any of their respective directors or officers, or, to the knowledge of the Borrower, any of their respective employees or Affiliates, or (b) to the knowledge of the Borrower, any agent of the Borrower, any subsidiary or other Affiliates that will act in any capacity in connection with or benefit from the transactions contemplated hereby, (i) is a Sanctioned Person, or (ii) is in violation of Anti-Corruption Laws, AML Laws or Sanctions in any material respect. No Loan, use of proceeds or other transaction contemplated by this Loan Agreement will cause a violation of Anti-Corruption Laws, AML Laws or applicable Sanctions by any Person participating in the transactions contemplated by this Loan Agreement, whether as lender, borrower, agent or otherwise. The Borrower represents that, except as disclosed to the Facility Agents and the Lenders prior to the date of this Loan Agreement, neither it nor any of its subsidiaries or, to the knowledge of the Borrower, any other Affiliate has engaged in or intends to engage in (x) any activity or conduct which would violate any applicable Anti-Corruption Laws, AML Laws or applicable Sanctions or regulations in any applicable jurisdiction or (y) any dealings or transactions with, or for the benefit of, any Sanctioned Person or with or in any Sanctioned Country.

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Exhibit 10.1

Neither the Borrower nor any of its subsidiaries, directors or officers, or, to the knowledge of the Borrower, any Affiliate, agent or employee of it, is currently the target of any Sanctions.
(iv)    No part of the proceeds of any Loan will be used directly or, to the knowledge of the Borrower after the exercise of commercially reasonable diligence, indirectly for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws;
provided, that the representations set forth above are made on the basis that the same representations (none of which are made by the Secured Parties hereunder) are true with respect to each Secured Party as if made by each Secured Party as if applied to each Secured Party (rather than the Borrower) as the subject of such representation concurrently herewith.

(l)    Cape Town. The Borrower is a “transacting user entity” (as such term is used in the Cape Town Treaty); is “situated”, for the purposes of the Cape Town Treaty, in the United States; and has the power to “dispose” (as such term is used in the Cape Town Treaty) of the Airframe and each Engine. The Bills of Sale for the Airframe constitute a “contract of sale” (as defined in the Cape Town Treaty) and the Security Agreement, as supplemented by the Security Agreement Supplement No. 1, creates an International Interest in the Airframe and Engines. The Airframe and each Engine are “aircraft objects” (as defined in the Cape Town Treaty); and the United States is a “Contracting State” under (and as defined in) the Cape Town Treaty.
(m)    Improper Payment. None of the officers, directors, employees and/or agents of the Borrower have offered, given, insisted on, received or solicited any illegal payment or illegal advantage to influence the action of any person with respect to any transaction contemplated by the Basic Agreements.
(n)    [Reserved.]
(o)    [Reserved.]
(p)    No Material Adverse Change. There has not been any change in the financial condition of the Borrower from that existing on June 13, 2014, which would have a material adverse effect on the ability of the Borrower to pay its debts when they become due or to perform its obligations under the Basic Agreements
4.2 Representations, Warranties and Covenants of the Security Trustee. The Security
Trustee hereby represents and warrants to the other parties hereto as of the Advance Date, and covenants to the other parties hereto that:
(a)    Litigation. No litigation, arbitration or administrative proceeding or claim is presently in progress or pending or, to the best of the Security Trustee’s knowledge, threatened against (or involving) the Security Trustee which would reasonably be expected to have a material adverse effect on the ability of the Security Trustee to perform its obligations under any of the Basic Agreements to which the Security Trustee is a party.

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Exhibit 10.1

(b)    State of Organization; Location; Citizenship. The full and correct name of the Security Trustee is “Wilmington Trust Company” and the Security Trustee is a trust company under the laws of Delaware, is a Citizen of the United States (without the use of a voting trust agreement), and will resign as Security Trustee under the Security Agreement promptly after it obtains actual knowledge that it has ceased to be a Citizen of the United States.
(c)    Existence; Compliance with Law. The Security Trustee has the power and authority, and the legal right, to conduct the business in which it is currently engaged, is in compliance with its organizational documents and to the best of the Security Trustee’s knowledge, is in compliance in all material respects with all Requirements of Law applicable to it in respect of the conduct of its business and ownership of its property, except with respect to any matters that would not reasonably be expected to have a material adverse effect on the ability of the Security Trustee to perform its obligations under any of the Basic Agreements to which the Security Trustee is a party.
(d)    Powers and Authorizations.
(i)    The Security Trustee has the power and authority to make, deliver and perform the transactions contemplated in the Basic Agreements to which it is or will be a party.
(ii)    Except as the same may have been obtained prior to the Advance Date, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the borrowing hereunder by the Borrower or with the execution, delivery, or performance by the Security Trustee, or the validity or enforceability against the Security Trustee of the Basic Agreements to which the Security Trustee is or will be a party, except for the (x) filings referred to in Section 4.1(d). This Loan Agreement has been, and each other Basic Agreement to which the Security Trustee will be a party will be, duly authorized, executed and delivered on behalf of the Security Trustee.
(iii)    This Loan Agreement constitutes, and each other Basic Agreement to which the Security Trustee will be a party when executed and delivered will constitute, a legal, valid and binding obligation of the Security Trustee, enforceable against the Security Trustee in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(e)    No Legal Bar. The execution, delivery and performance of this Loan Agreement and the other Basic Agreements to which the Security Trustee is or will be a party and the performance of its obligations hereunder and thereunder will not violate any Requirement of Law or Contractual Obligation of the Security Trustee, except such violations that would not reasonably be expected to have a material adverse effect on the ability of the Security Trustee to perform its obligations under any of the Basic Agreements to which the Security Trustee is a party, or violate the organizational documents of the Security Trustee and will not result in, or require the creation or imposition of any Lien (other than as permitted under the Security Agreement) on any of the Collateral pursuant to any such Contractual Obligation.

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Exhibit 10.1

(f)    Security Trustee Liens. Each of the Security Trustee and WTC unconditionally agrees with and for the benefit of the parties to this Loan Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Security Trustee Lien attributable to it, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lien; and it shall indemnify, protect, defend and hold harmless each Indemnitee and the Borrower against all Expenses in any way resulting from or arising out of a breach by it of its obligations under this Section 4.2(f).
(g)    Quiet Enjoyment. Each of the Security Trustee and WTC agrees that, so long as no Event of Default shall have occurred and be continuing, it shall not take any action contrary to, or otherwise in any way interfere with or disturb, the quiet enjoyment of the use and possession of the Aircraft, the Airframe or any Engine by the Borrower or any transferee of any interest in any thereof permitted under the Security Agreement.
(h)    Further Assurances. The Security Trustee agrees to execute and deliver, at the Borrower’s expense, all such documents as the Borrower may reasonably request for the purpose of continuing the registration of the Aircraft at the FAA in the Borrower’s name and terminating the Lien of the Security Agreement, in whole or in part, in accordance with the Security Agreement and the Security Trustee hereby agrees, for the benefit of the Borrower, to cooperate with the Borrower in effecting any re-registration of the Aircraft pursuant to Section 3.2(e) of the Security Agreement.
(i)    Taxes. There are no Taxes payable by the Security Trustee imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery or performance by the Security Trustee of any Basic Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Security Trustee for services rendered in connection with the transactions contemplated by the Basic Agreements).
(j)    Charges. The Security Trustee agrees that it will not impose any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by the Borrower of funds to, through or by it pursuant to any Basic Agreement, except as may be otherwise agreed to in writing by the Borrower (in which case such charge or fee shall be for the Borrower’s account).
4.3. Representations, Warranties and Covenants of each Facility Agent. Each Facility Agent hereby represents and warrants to the other parties hereto as of the Advance Date, and covenants to the other parties hereto that:
(a)    Litigation. No litigation, arbitration or administrative proceeding or claim is presently in progress or pending or, to the best of such Facility Agent’s knowledge, threatened against (or involving) such Facility Agent which would reasonably be expected to have a material adverse effect on the ability of such Facility Agent to perform its obligations under any of the Basic Agreements to which such Facility Agent is a party.
(b)    State of Organization; Location. (i) The Senior Facility Agent hereby represents and warrants that its full and correct name is “BNP Paribas” and that it is a banking institution organized under the laws of France; and (ii) the Junior Facility Agent hereby represents and warrants that its

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Exhibit 10.1

full and correct name is “Investec Bank plc” and that it is a public limited company organized under the laws of England.
(c)    Existence; Compliance with Law. Each Facility Agent has the power and authority, and the legal right, to conduct the business in which it is currently engaged, is in compliance with its organizational documents and to the best of such Facility Agent’s knowledge, is in compliance in all material respects with all Requirements of Law applicable to it in respect of the conduct of its business and ownership of its property, except with respect to any matters that would not reasonably be expected to have a material adverse effect on the ability of such Facility Agent to perform its obligations under any of the Basic Agreements to which such Facility Agent is a party.
(d)    Powers and Authorizations.
(i)    Each Facility Agent has the power and authority to make, deliver and perform the transactions contemplated in the Basic Agreements to which it is or will be a party.
(ii)    Except as the same may have been obtained prior to the Advance Date, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the borrowing hereunder by the Borrower or with the execution, delivery, or performance by such Facility Agent, or the validity or enforceability against such Facility Agent of the Basic Agreements to which such Facility Agent is or will be a party, except for the (x) filings referred to in Section 4.1(d). This Loan Agreement has been, and each other Basic Agreement to which such Facility Agent will be a party will be, duly authorized, executed and delivered on behalf of such Facility Agent.
(iii)    This Loan Agreement constitutes, and each other Basic Agreement to which such Facility Agent will be a party when executed and delivered will constitute, a legal, valid and binding obligation of such Facility Agent, enforceable against such Facility Agent in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(e)    No Legal Bar. The execution, delivery and performance of this Loan Agreement and the other Basic Agreements to which such Facility Agent is or will be a party and the performance of its obligations hereunder and thereunder will not violate any Requirement of Law or Contractual Obligation of such Facility Agent, except with respect to any matters that would not reasonably be expected to have a material adverse effect on the ability of such Facility Agent to perform its obligations under any of the Basic Agreements to which such Facility Agent is a party, or violate the organizational documents of such Facility Agent and will not result in, or require the creation or imposition of any Lien (other than as permitted under the Security Agreement) on any of the Collateral pursuant to any such Contractual Obligation.
(f)    Facility Agent Liens. Each such Facility Agent unconditionally agrees with and for the benefit of the parties to this Loan Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Facility Agent Lien attributable to it, and it agrees that it will, at its

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Exhibit 10.1

own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lien; and it shall indemnify, protect, defend and hold harmless each Indemnitee and the Borrower against all Expenses in any way resulting from or arising out of a breach by it of its obligations under this Section 4.3(f).
(g)    Quiet Enjoyment. Each such Facility Agent agrees that, so long as no Event of Default shall have occurred and be continuing, it shall not take any action contrary to, or otherwise in any way interfere with or disturb, the quiet enjoyment of the use and possession of the Aircraft, the Airframe or any Engine by the Borrower or any transferee of any interest in any thereof permitted under the Security Agreement.
(h)    Further Assurances. Such Facility Agent agrees to execute and deliver, at the Borrower’s expense, all such documents as the Borrower may reasonably request for the purpose of continuing the registration of the Aircraft at the FAA in the Borrower’s name and terminating the Lien of the Security Agreement, in whole or in part, in accordance with the Security Agreement and such Facility Agent hereby agrees, for the benefit of the Borrower, to cooperate with the Borrower in effecting any re-registration of the Aircraft pursuant to Section 3.2(e) of the Security Agreement.
4.4    Representations, Warranties and Covenants of the Lenders. Each Original Lender hereby severally represents and warrants as of the Advance Date, and each Lender other than the Original Lender hereby severally represents and warrants as of the date it acquires its Notes, and each Lender hereby severally covenants that:
(a)    Permitted Transferee; Disqualified Entity. Such Lender (other than any Original Lender) is a Permitted Transferee and, unless such Lender has obtained the consent of the Borrower with respect to the acquisition of its Notes, such Lender is not a Disqualified Entity.
(b)    Securities Laws. The Notes to be issued or transferred to such Lender pursuant hereto are being acquired in the ordinary course of its commercial lending business, for investment, and not with a view to any resale or distribution thereof (provided that the disposition of its property shall remain in its control) and such Lender shall not offer any Notes, engage in a resale or distribution of the Notes or sell participations and/or otherwise transfer or assign all or any portion of its rights, obligations or interests in respect of the Notes, under circumstances that would violate any securities or similar laws or that might require registration under the Securities Act, or qualification of the Security Agreement under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), or that might subject the Borrower to regulation under, or require the Borrower to give notice to, register with or take any other action in respect of, any foreign governmental authority or agency.
(c)    ERISA. No part of the funds to be used by such Lender to purchase its Notes constitutes assets of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or any “plan” (as defined in Section 4975(e) of the Code).
(d)    Quiet Enjoyment. Such Lender agrees, for the benefit of the Borrower (or any Permitted Lessee) only, that, so long as no Event of Default shall have occurred and be continuing, it shall not take any action contrary to, or otherwise in any way interfere with or disturb, the quiet

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Exhibit 10.1

enjoyment of the use and possession of the Aircraft, the Airframe or any Engine by the Borrower or any transferee of any interest in any thereof permitted under the Security Agreement.
(e)    Lender Liens. Such Lender unconditionally agrees with and for the benefit of the parties to this Loan Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Lender Lien attributable to it, and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lien; and it shall indemnify, protect, defend and hold harmless each Indemnitee and the Borrower against all Expenses in any way resulting from or arising out of a breach by it of its obligations under this Section 4.4(e).
(f)    Further Assurances. Such Lender agrees to execute and deliver, at the Borrower’s expense, all such documents as the Borrower may reasonably request for the purpose of continuing the registration of the Aircraft at the FAA in the Borrower’s name and terminating the Lien of the Security Agreement, in whole or in part, in accordance with the Security Agreement and such Lender hereby agrees, for the benefit of the Borrower, to cooperate with the Borrower in effecting any re-registration of the Aircraft pursuant to Section 3.2(e) of the Security Agreement.
Section 5.    General Covenants. So long as the Commitment has not been terminated, any Loan remains outstanding and unpaid or any other amount is owing to any Lender hereunder or under any other Basic Agreement, the Borrower hereby agrees that (provided that except where otherwise expressly provided, no such Person shall have any liability or obligation in respect of any covenant or agreement undertaken by any other Person under this Section 5):
5.1    Notices. The Borrower shall furnish to each Facility Agent:
(a)    within 120 days after the close of each fiscal year of the Borrower, a certificate of the Borrower signed by a Responsible Officer of the Borrower certifying that such Responsible Officer, as of the date of such certificate, has no knowledge of the existence and continuance of an Event of Default; and
(b)    promptly upon a Responsible Officer of the Borrower becoming aware of the same, notice of the occurrence of any Event of Default.
5.2    [Reserved.]
5.3    [Reserved.]
5.4    Merger or Consolidation.
The Borrower may not enter into any transaction (whether by way of reorganization, consolidation, amalgamation, merger, transfer, sale, lease or otherwise, a “Merger”) whereby all or substantially all of its assets would become the property of any other Person or, in the case of any such Merger, of the continuing corporation resulting therefrom (the “Successor Person”) unless: (i) no Event of Default has occurred and is continuing or would result therefrom; (ii) the Person acquiring the assets will become, or the Successor Person will be, liable for the obligations of the Borrower under the Basic Agreements to which it is a party, and each Facility Agent shall have received evidence reasonably satisfactory to it of such liability; (iii) such Person or the Successor

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Exhibit 10.1

Person is incorporated or organized under the laws of any state in the United States; (iv) such Person is a Certificated Air Carrier; and (v) all registrations, recordings and filings (including UCC filings) shall have been effected in order to ensure that the Security Trustee continues to have a first priority and perfected Lien of the Security Agreement, subject to Permitted Liens.
5.5    [Reserved.]
5.6    [Reserved.]
5.7    Further Assurances; Cape Town. From time to time, the Borrower agrees that it will, at the cost of the Borrower, perform all such acts, execute, acknowledge and deliver all such instruments and make all filings and recordings in all jurisdictions, including, without limitation, all filings of continuation statements and registrations of any International Interest (and any assignment thereof) created under the Security Agreement in the Aircraft and/or any Engine at the proper filing office or the International Registry, as applicable, as it shall be reasonably requested by either Facility Agent to do or execute for the purpose of fully carrying out and effectuating this Loan Agreement and the other Basic Agreements and the intent hereof and thereof and reasonably assuring the title to and the validity, perfection and first priority of the Lien on the Collateral created thereby. The Borrower shall not be required to deliver an Irrevocable De-registration and Export Request Authorization.
5.8    Compliance With Laws.
(a)    The Borrower shall comply with all Requirements of Law applicable to it in connection with the transactions contemplated by this Loan Agreement and the ownership of the Aircraft, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the Borrower or on its ability to perform its obligations under the Basic Agreements.
(b)    The Borrower will not request any Loan, and the Borrower shall not use, and shall procure that its subsidiaries and its or their respective directors, officers, employees, Affiliates and agents shall not use, directly or, to the knowledge of the Borrower after the exercise of commercially reasonable diligence, indirectly, the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, other Affiliate, joint venture partner or other Person, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person participating in the transactions contemplated hereunder, whether as a lender, borrower or otherwise.
(c)    The Borrower will maintain in effect and enforce (A) policies and procedures designed to ensure compliance by the Borrower, its subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions and (B) with respect to AML Laws, policies and procedures that, in the Borrower’s reasonable judgment, are sufficient to ensure compliance by the Borrower, its subsidiaries and their respective directors, officers, employees and agents with AML Laws.

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Exhibit 10.1

(d)    The Borrower shall not use any part of the proceeds of any Loan, directly or, to the knowledge of the Borrower after the exercise of commercially reasonable diligence, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws.
5.9    Reports.
(a)    So long as any of the Notes remain unpaid, the Borrower shall provide to the Facility Agents (i) (x) within 60 days after the end of each of the first three quarterly periods in each fiscal year of the Borrower, either (1) a consolidated balance sheet of the Borrower and its consolidated subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income for such period, or (2) a report of the Borrower on Form 10-Q in respect of such period in the form filed with the Securities and Exchange Commission; and (y) within 120 days after the close of each fiscal year of the Borrower, either (1) a consolidated balance sheet of the Borrower and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income for such fiscal year, as certified by independent public accountants, or (2) a report of the Borrower on Form 10-K in respect of such year in the form filed with the Securities and Exchange Commission; and (ii) such other non-confidential information readily available to the Borrower without undue expense as either Facility Agent shall reasonably request. The items required to be furnished pursuant to clause (i) above shall be deemed to have been furnished on the date on which such item is posted on the Securities and Exchange Commission’s website at www.sec.gov, and such posting shall be deemed to satisfy the requirements of clause (i); provided that the Borrower shall deliver a paper copy of any item referred to in clause (i) above to the Facility Agents if they so request.
(b)    The Borrower shall promptly on the request of any Lender supply to such Lender any documentation or other evidence regarding the Borrower that is reasonably required by such Lender (whether for itself or on behalf of any prospective new Lender) to enable such Lender or prospective new Lender to carry out and be satisfied with the results of all applicable identification checks that a Lender is obliged to carry out in order to meet its obligations under any applicable law or regulation to identify a person who is (or is to become) its customer (“Applicable KYC Checks”); provided that a transferor Lender shall first provide any prospective new Lender with any such documentation previously furnished to it by the Borrower.
(c)    If the Borrower is able to provide such information and documents without violating any Requirement of Law or confidentiality obligations binding on it, the Borrower will as soon as practicable on the reasonable request of any Lender submit to such Lender such information and documents as such Lender may reasonably request in order to comply with its obligations to prevent money laundering and to conduct ongoing monitoring of the business relationship with the Borrower; provided that such information and documents are readily available to the Borrower. The information and documents to be submitted include, but are not limited to:
(i)    such information and documents as may be necessary in order to establish and verify the identity of the economic beneficiary (wirtschaftlich Berechtigter) – within the meaning of section 1 (6), Money Laundering Act (Gesetz über das Aufspüren von Gewinnen aus schweren Straftaten (Geldwäschegesetz)) – including, but not limited to, information

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Exhibit 10.1

regarding the Borrower’s shareholder structure and the identity of the person(s) exercising control of the Borrower; and
(ii)    information on the existence (if any) and nature of any involvement of a politically exposed person (politisch exponierte Person) – within the meaning of section 6 (2) 1, Geldwäschegesetz – in the Borrower’s affairs.
The Borrower will promptly notify such Lender of any material changes, of which it has actual or constructive knowledge, relating to any of the information and documents provided pursuant to the foregoing.
(d)    The Borrower will not, and will ensure that the directors, employees and/or the agents of the Borrower will not, offer, give, insist on, receive or solicit any illegal payment or illegal advantage to influence the action of any person with respect to any transaction contemplated by the Basic Agreements.
5.10    Maintenance of Status. Except as permitted by Section 5.4, the Borrower shall at all times (a) preserve and maintain in full force and effect its existence (to the extent within its control) and its qualification to do business in each jurisdiction in which the conduct of its business requires such qualification to extent deemed necessary in the good faith judgment of the Borrower in the ordinary course of business, and (b) obtain and maintain in full force and effect all consents, approvals, licenses and franchises applicable to it that are required at any time in connection with the registration and ownership of the Aircraft, in each case, except such as would not individually or collectively have a material adverse effect on the Borrower.
5.11    [Reserved.]
5.12    [Reserved].
5.13    Compliance with Organizational Documents. The Borrower agrees to comply with its organizational documents.
5.14    [Reserved.]
5.15    Taxes. The Borrower shall timely file or cause to be filed all material Tax returns and reports required to be filed by it and shall timely pay all of its Tax liabilities shown thereon, except where (i)(a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Borrower has set aside on its books adequate reserves with respect thereto in accordance with applicable generally accepted accounting principles or (ii) non-filing or nonpayment individually or in the aggregate would not reasonably be expected to result in a material adverse effect on the Borrower.

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Exhibit 10.1

5.16    [Reserved.]
5.17    [Reserved.]
5.18    Delivery of Acceptance Certificate. No later than ten (10) Business Days following the Advance Date, each Facility Agent shall have received a copy of the aircraft acceptance certificate in respect of the Aircraft, duly signed by the Borrower.
5.19    Delivery of Post-Registration FAA Opinion. Promptly upon the registration of the Aircraft and the recording of the Security Agreement and the Security Agreement Supplement No. 1 covering the Aircraft, the Borrower will cause Aviation Counsel to deliver to the Facility Agents, the Security Trustee, each Original Lender and the Borrower an opinion addressed to each of them as to such registration and recordation and the lack of filing of any intervening documents with respect to the Aircraft, which opinion shall include priority search certificates issued by the International Registry.
5.20    Delivery of Certificate of Airworthiness. Borrower shall use commercially reasonable efforts to obtain a current, valid standard Certificate of Airworthiness for the Aircraft duly issued by the FAA promptly after the Delivery Date and shall promptly thereafter deliver a copy of the Certificate of Airworthiness to the Security Trustee (which delivery shall not be unreasonably withheld or delayed).
Section 6.    Events of Default
6.1    Events of Default. Each of the following events shall constitute an “Event of Default” (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and a “default” for purposes of Article 11 of the Cape Town Convention, and each such Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:
(a)    the Borrower shall fail to make any payment within three Business Days after the same shall have become due of any principal of, or interest on, any Notes;
(b)    the Borrower shall fail to make payment when the same shall become due of any amount (other than amounts referred to in Section 6.1(a)) due hereunder, under any Note or under any other Basic Agreement, and such failure shall continue unremedied for 10 Business Days after the receipt by the Borrower of written notice thereof from the Security Trustee;
(c)    the Borrower shall fail to carry and maintain insurance or indemnity (to the extent permitted in lieu thereof) on or with respect to the Aircraft in accordance with the provisions of Section 3.6 of the Security Agreement;
(d)    the Borrower shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under any Basic Agreement, and such failure shall

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Exhibit 10.1

continue unremedied for a period of 60 days after receipt by the Borrower of written notice thereof from the Security Trustee; provided that, if such failure is capable of being remedied, no such failure shall constitute an Event of Default for a period of 120 days after such notice is received by the Borrower so long as the Borrower is diligently proceeding to remedy such failure;
(e)    the Borrower shall fail (i) to be a Certificated Air Carrier, and such failure shall continue unremedied for a period of 10 days or (ii) to carry a valid standard Certificate of Airworthiness for the Aircraft due to a willful failure by the Borrower to comply with the provisions of 3.2 of the Security Agreement, and, in each case, such failure shall continue unremedied for a period of 10 days;
(f)    any representation or warranty made by the Borrower herein or in any other Basic Agreement shall prove to have been incorrect in any material respect at the time made, and such incorrectness shall continue to be material to the transactions contemplated hereby and unremedied for a period of 60 days after receipt by the Borrower of written notice thereof from the Security Trustee; provided that, if such incorrectness is capable of being remedied, no such incorrectness shall constitute an Event of Default for a period of 120 days after such notice is received by the Borrower so long as the Borrower is diligently proceeding to remedy such incorrectness;
(g)    the Borrower shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property or shall make a general assignment for the benefit of creditors;
(h)    the Borrower shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Borrower in any such proceeding, or the Borrower shall, by voluntary petition or answer, consent to or seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations;
(i)    an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Borrower a receiver, trustee or liquidator of the Borrower or of any substantial part of its property, or sequestering any substantial part of the property of the Borrower, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 75 days after the date of entry thereof;
(j)    a petition against the Borrower in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 75 days thereafter, or, under the provisions of any law providing for reorganization or winding up of corporations that may apply to the Borrower, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Borrower or any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 75 days;

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Exhibit 10.1

(k)    the Security Agreement shall fail to be a valid perfected security interest over the Aircraft in favor of the Security Trustee (to the extent the security interest created by the Security Agreement over the Aircraft can be perfected by filing with the FAA and registering an International Interest on the International Registry); provided that, if such failure is due to a failure to renew the registration of the Aircraft in the name of the Borrower with the FAA, no such failure shall constitute an Event of Default until 10 Business Days following the first to occur of (i) the date a Responsible Officer of the Borrower obtains actual knowledge of such failure or (ii) the date the Borrower receives written notice thereof from the Security Trustee;
(l)    the Borrower shall have failed to pay outstanding principal of any indebtedness for borrowed money of the Borrower in an amount equal to greater than the amount to be agreed by the parties when due, such failure shall have continued after the lapse of the applicable grace period specified in the agreement or instrument relating to such indebtedness, and the maturity of such indebtedness shall have been accelerated by the holder or holders thereof; provided that if any such failure and any such resulting acceleration at any time shall be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed without further act to be cured and not to exist; provided that, for the avoidance of doubt, indebtedness does not include any obligations under any leases; or
(m)    an “Event of Default” under a Related Loan Agreement (as such term is defined in such Related Loan Agreement) shall have occurred and be continuing under such Related Loan Agreement;
provided, however, that, notwithstanding anything to the contrary contained in this Section 6.1, any failure of the Borrower to perform or observe any covenant, condition or agreement shall not constitute an Event of Default if such failure or error arises by reason of an event referred to in the definition of “Total Loss” so long as the Borrower is continuing to comply with all of the terms of Section 3.5 of the Security Agreement. Upon the occurrence and during the continuation of an Event of Default, the Security Trustee may exercise the rights afforded thereto under Article V of the Security Agreement. In addition, (A) if such event is an Event of Default specified in clause (g), (h), (i) or (j) above, the Commitments shall immediately terminate automatically, and the Loan hereunder (with accrued interest thereon), Breakage Costs, if any (net of Swap Breakage Gain, if any), Liquidity Breakage (if any) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable but without any Prepayment Fee or prepayment penalty and (B) if such event is any other Event of Default, (i) the Senior Facility Agent, if instructed by the Majority Senior Lenders, shall declare the Commitments for the Senior Loans to be terminated, whereupon such Commitments shall immediately terminate, and declare the Senior Loan hereunder (with accrued interest thereon), Breakage Costs, if any (net of Swap Breakage Gain, if any), and all other amounts owing under this Loan Agreement and the Notes relating to the Senior Loan but without any Liquidity Breakage, Prepayment Fee or prepayment penalty to be due and payable, whereupon the same shall immediately become due and payable; and (ii) the Junior Facility Agent, if instructed by the Majority Junior Lenders, shall declare the Commitments for the Junior Loans to be terminated, whereupon such Commitments shall immediately terminate, and declare the Junior Loan hereunder (with accrued interest thereon), Breakage Costs, if any (net of Swap Breakage Gain, if any), and all other amounts owing under this Loan Agreement and the Notes relating to the Junior Loan but without any Liquidity Breakage,

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Exhibit 10.1

Prepayment Fee or prepayment penalty to be due and payable, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section and in Article V of the Security Agreement, presentment, demand, protest and all other notices of any kind are, to the extent permitted by applicable law, hereby expressly waived by the Borrower.
Section 7.    Miscellaneous.
7.1    Amendments and Waivers. Neither this Loan Agreement nor any terms hereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section, Section 9.1 of the Security Agreement and Section 6 of the Intercreditor Agreement. Any such waiver and any such amendment, supplement or modification shall be in writing and executed by the parties hereto. No waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. No previous course of dealing between the parties hereto shall serve to waive or prejudice the rights of the Security Trustee, the Facility Agents or any Lender hereunder or under any of the Basic Agreements.
7.2    Notices and Accounts. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy) and sent by personal delivery, certified or registered mail (postage prepaid), reputable overnight courier or telecopy and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made upon receipt thereof (which, in the case of a telecopy, shall be deemed to be the time of receipt by the sender of a confirmation report that all pages of the telecopy transmission were properly transmitted; provided, however, that if the telecopy was transmitted later than 5:30 p.m., the recipient’s local time, the telecopy shall be deemed to have been received on the succeeding Business Day), addressed as follow s or in the case of any Lenders, the address indicated to Facility Agent in writing, or to such other address as may be hereafter notified by the respective parties hereto and any future holder of the Notes:

The Borrower:
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
Attention: Legal Department and Treasury Department
Fax: (954) 447-7854 (Legal)
Telephone : (954) 447-7914 (Legal)
E-mail : thomas.canfield@spirit.com and TreasuryRisk@Spirit.com

The Security Trustee:	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration - Melinda Romay Fax: (302) 636-4140 Telephone: (302) 636-6387

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Exhibit 10.1

The Senior Facility Agent:	BNP Paribas 787 Seventh Avenue New York, New York 10019 Attention: Aviation Finance Group Fax: +1 212 841 2748
The Junior Facility Agent:	2 Gresham Street London, EC2V 7QP United Kingdom Attention: GLO Aviation GLOaviation@investec.co.uk Fax: +44 (0) 207 597 4539
7.3    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Security Trustee or any Lender, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
7.4    Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes.
7.5    Payment of Expenses and Taxes. Regardless of whether or not the transactions contemplated hereby are consummated, the Borrower agrees (subject, in each case, to any fee arrangements) (a) to pay or reimburse the Security Trustee, the Facility Agents and the Lenders (other than a Defaulting Lender) for all of their reasonable out-of-pocket costs and reasonable expenses incurred on or prior to the Advance Date in connection with the negotiation, preparation and execution of this Loan Agreement and the other Basic Agreements, and the Closing of the Loan and the consummation of the transactions contemplated hereby and thereby, including, without limitation, any and all filing or recordation fees, the fees of Willis Group (not to exceed $2000 in the aggregate for the Aircraft and all Related Aircraft) and the reasonable fees and reasonable disbursements of counsel to the Security Trustee, the Facility Agents and the Lenders and of FAA counsel, (b) to pay or reimburse the Security Trustee, the Facility Agents and the Lenders for all of their reasonable out-of-pocket costs and reasonable expenses incurred after the Advance Date in connection with any amendment, supplement or modification to this Loan Agreement and the other Basic Agreements requested by the Borrower, including without limitation, the reasonable fees and reasonable disbursements of counsel to the Security Trustee, the Facility Agents and the Lenders and of FAA counsel, (c) to pay or reimburse the Security Trustee, the Facility Agents and the Lenders for all their reasonable out-of-pocket costs and reasonable expenses incurred in connection with the enforcement or preservation of any rights under this Loan Agreement, the other Basic Agreements and any such other documents, including, without limitation, the reasonable fees and reasonable disbursements of counsel to the Security Trustee, the Facility Agents and the Lenders, and (e) to pay, indemnify, and hold the Security Trustee, the Facility Agents and the Lenders harmless for, from and against any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or

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Exhibit 10.1

any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the other Basic Agreements and any such other documents requested by the Borrower.
The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder. Unless otherwise specifically provided herein, such expenses shall be paid by wire transfer of immediately available funds to the Security Trustee, the Facility Agents and the relevant Lender as soon as reasonably practicable, but in any event within 10 days after the Security Trustee’s, the Facility Agents’ or such Lender’s request for such reimbursement or payment.
7.6    Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, the Facility Agents, the Security Trustee, each Lender, all future holders of the Notes and their respective permitted successors and assigns in accordance with the terms hereof; provided, however, that the Borrower may not assign or transfer any of its rights or obligations under this Loan Agreement and/or the other Basic Agreements, except as set forth in Section 5.4 or with the consent of the Controlling Creditor. After the Advance Date, each Lender may assign or otherwise transfer or participate all or any portion of its right, title and interest in and to this Loan Agreement (including the Loan and the Notes), the other Basic Agreements and the Syndication Agreement pursuant to a Transfer Certificate to a Permitted Transferee with the prior written consent of the Borrower (which consent shall not be unreasonably withheld (it being understood that refusal to consent to a Disqualified Entity shall be deemed to be reasonable)); provided that no such consent shall be required if (i) the Loans are accelerated following an Event of Default (it being agreed that the Borrower shall not be liable for any increased tax, cost or other liabilities beyond what it would have owed to the transferring Lender prior to such acceleration) or (ii) the Permitted Transferee is funding its portion of the Loan from an office or branch located in, a Permitted Country and is not a Disqualified Entity. Each assignment, transfer or participation pursuant to this Section 7.6 shall be made in accordance with Section 2.16 and shall be in a minimum of $1,000,000 (in the case of a Senior Loan) and $500,000 (in the case of a Junior Loan) with respect to the Aircraft and in an amount in excess of $5,000,000 (in the case of a Senior Loan) and $2,000,000 (in the case of a Junior Loan) in the aggregate across the applicable Loans for the Aircraft at the time of such assignment, transfer or participation, and there shall be no more than thirty (30) different Lenders in the aggregate for the Senior Loan, the Junior Loan, each Related Senior Loan and each Related Junior Loan at any point in time. For the avoidance of doubt, a Lender and any of its Affiliates, including Persons managed by such Lender, shall be deemed to be one “Lender” for purposes of the immediately preceding sentence. Notwithstanding the foregoing, (i) no assignment or other transfer hereunder will be effective until recorded by the Security Trustee on the Register maintained by the Security Trustee pursuant to Section 2.16 hereof, (ii) no participation will be effective until recorded by the relevant Lender on the applicable Participant Register pursuant to Section 2.16 and (iii) no assignment or other transfer or grant of a participation hereunder will be effective if the Borrower may be required (nor shall the Borrower be required) to pay any greater amount hereunder (including, but not limited to, any amounts payable in respect of Taxes under Section 2.9 and amounts payable under Sections 2.10, 2.11, 2.12, 2.14 and 2.18) than (x) in the case of an assignment or transfer, the assignor or transferor Lender was entitled to hereunder, based on the laws, regulations, rules and other requirements in effect at the time of such assignment or other transfer and (y) in the case of a

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Exhibit 10.1

participation, the Lender granting such participation would be entitled to hereunder had it not granted a participation. No Lender may transfer or assign or grant a participation in any Loan or any interest therein if such transfer, assignment or participation contravenes the provisions of any law, governmental rule or regulation, including without limitation the Securities Act, ERISA or the Code or that might require registration under the Securities Act, or qualification of this Loan Agreement or the Security Agreement under the Trust Indenture Act, or that might subject the Borrower to regulation under, or require the Borrower to give notice to, register with or take any other action in respect of, any foreign governmental authority or agency. Each Lender may at any time pledge or assign a security interest in all or any portion of its rights hereunder, under the Notes and under the other Basic Agreements to a member of the European Central Bank or the Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto and shall not in any way increase the obligation of the Borrower or subject the Borrower to any increased or additional tax, cost or liability hereunder. With respect to any grant of a participation by any Lender, such Lender agrees that (1) such Lender’s obligations under the Basic Agreements shall remain unchanged, and such participant shall have no rights or benefits as against the Borrower or the Collateral or under any Basic Agreement, (2) such Lender shall remain solely responsible to the other parties to the Basic Agreements for the performance of such obligations, (3) such Lender shall remain the holder of the Notes, and the other parties to the Basic Agreements shall continue to deal solely and directly with such Lender in connection with the Notes and such Lender’s rights and obligations under the Basic Agreements and (4) such Lender shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such participation and shall hold the Borrower, the Facility Agents and the Security Trustee and their respective successors, permitted assigns, affiliates, agents and servants harmless against the same.
7.7    Counterparts. This Loan Agreement may be executed in any number of separate counterparts, but all of said counterparts taken together shall be deemed to constitute one and the same instrument.
7.8    Severability. To the extent permitted by applicable law, any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.9    Integration. This Loan Agreement represents the agreement of the Borrower, the Facility Agents, the Security Trustee and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Facility Agents, the Security Trustee or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Agreements.

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7.10    GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
7.11    SUBMISSION TO JURISDICTION; WAIVERS. EACH OF THE PARTIES HERETO HEREBY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS LOAN AGREEMENT; (ii) IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS LOAN AGREEMENT; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING OR THAT THE VENUE OF SUCH ACTION OR PROCEEDING IS IMPROPER; AND (iv) AGREES THAT A FINAL (NON-APPEALABLE) JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR ANY PARTY’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
7.12    Service of Process. The Borrower hereby irrevocably designates and appoints CT Corporation System, having its offices, at the date hereof, at 111 Eighth Avenue, New York, New York 10011, as its authorized agent for receipt of service of process in any suit, action or proceeding arising from or in connection with this Loan Agreement or any Security Agreement.
7.13    Waiver of Immunities. Each Lender hereto agrees that, to the extent that a Lender party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty, such Lender, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive the rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Loan Agreement or any other Basic Agreement or the subject matter hereof or thereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against any party with respect to this Loan Agreement or any other Basic Agreement.
7.14    Acknowledgments. The Borrower hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement and the other Basic Agreements; and

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Exhibit 10.1

(b)    neither of the Facility Agents nor any Lender has any fiduciary relationship to the Borrower, and the relationship between the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of creditors and debtor.
7.15    Performance by Lender of the Borrower’s Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein that is to be performed by the payment of money, each Facility Agent may, but shall have no obligation or duty to, itself perform or comply, or otherwise cause performance or compliance, with such agreement, and any and all out-of-pocket expenses of such Facility Agent incurred in connection with such performance or compliance, together with interest thereon at the Default Rate, shall be payable by the Borrower to such Facility Agent on demand and shall constitute Secured Obligations secured by the Security Agreement and the other Security Agreement.
7.16    Confidentiality. The Security Trustee, the Facility Agents and each Lender shall comply with Section 11.14 of the Security Agreement and shall hold all non-public information obtained pursuant to the requirements hereof in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound business and banking practices and in any event may make disclosure to such of its respective officers, directors, employees, agents and representatives as need to know such information in connection with the Loan if any of such person shall have entered into an agreement for the express benefit of the Borrower to hold such non-public information confidential in accordance with this Section 7.16. Any Lender may also make disclosure reasonably required by a bona fide offeree or assignee (or participant), or as required or requested by any governmental authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors and shall require any such offeree or assignee (or participant), its accountants, lawyers and other advisors to agree (and require any of them to agree) to comply with this Section 7.16. In no event shall the Security Trustee, the Facility Agents or any Lender be obligated or required to return any materials furnished to it by the Borrower. Anything herein to the contrary notwithstanding, each party hereto (and each parties’ employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions underlying this Loan Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.
7.17    FATCA Information.
(a)    Subject to Section 7.17(c) below, each party hereto shall, within ten (10) Business Days of a reasonable request by another party:
(i)    confirm to that other party whether it is (x) a FATCA Exempt Party or (y) not a FATCA Exempt Party;
(ii)    supply to that other party such forms, documentation and other information relating to its status under FATCA as that other party reasonably requests for the purposes of that other party's compliance with FATCA;

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Exhibit 10.1

(iii)    supply to that other party such forms, documentation and other information relating to its status under FATCA as that other party reasonably requests for the purposes of that other party's compliance with any other law, regulation, or exchange of information regime.
(b)    If a party confirms to another party pursuant to Section 7.17(a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that party shall notify that other party reasonably promptly.
(c)    Section 7.17(a) above shall not oblige any Secured Party to do anything, and Section 7.17(a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of (i) any law or regulation, (ii) any fiduciary duty or (iii) any duty of confidentiality.
(d)    If a party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with Section 7.17(a)(i) or (ii) above (including, for the avoidance of doubt, where Section 7.17(c) above applies), then such party shall be treated for the purposes of the Basic Agreements (and payments under them) as if it is not a FATCA Exempt Party until such time as the party in question provides the requested confirmation, forms, documentation or other information.
7.18    German Lenders. In respect of each Lender that is resident in Germany (“Inländer”) within the meaning of Section 2 Paragraph 15 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (and therefore subject to Section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung, “AWV”) (each a “German Lender”), sections 4.1(k) and 5.8 hereof shall only apply for the benefit of a German Lender to the extent that such terms do not result in any violation of or conflict with EU Regulation (EC) 2271/96 or Section 7 of the AWV or such other similar anti-boycott statute applicable to such German Lender. In the event of or on the basis of any breach of any terms which do not apply to a German Lender by virtue of the foregoing sentence, the parties hereto agree that no German Lender will be entitled to:

(a)	vote for:

(i)	giving a default notice and declaring an Event of Default to have occurred in accordance with Section 6.1; and

(ii)	exercising the remedies in Section 5.2 of the Security Agreement; or

(b)	assert any other right, remedy or privilege on the basis of such breach.

Section 8.    Appointment of Facility Agents

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Exhibit 10.1

8.1    Notice of Event of Default. In the event that a Responsible Officer of either Facility Agent shall have received written notice of an Event of Default, such Facility Agent shall give prompt written notice thereof to the Lenders. The Facility Agents shall take such action, or refrain from taking such action, with respect to such Event of Default (other than with respect to the exercise of any rights or remedies under the Security Agreement) as the Facility Agents shall be instructed in writing by the Controlling Creditor.
8.2    Action upon Instructions.
(a)    Subject to the terms of the Security Agreement and Sections 8.1 and 8.3 hereof, (i) upon the written instructions at any time and from time to time of the Controlling Creditor (unless otherwise specified), the Facility Agents shall take such actions (including the following actions) as may be specified in such instructions: (A) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder as shall be specified in such instructions; and (B) take such other action in respect of the subject matter of this Loan Agreement as is consistent with the terms hereof.
(b)    Subject to the terms of the Security Agreement, if any Event of Default shall have occurred and be continuing, on request of the Controlling Creditor or as otherwise specified in the Basic Agreements, the Facility Agents shall direct the Security Trustee to exercise such remedies under the Security Agreement as shall be specified in such request. The Facility Agents agree to provide to the Lenders and the Borrower, concurrently with such exercise by such Facility Agent, notice of such exercise by such Facility Agent; provided that the failure to give any such notice does not affect the validity of such exercise; and provided further that neither Facility Agent shall incur any liability if it fails to give such notices.
8.3    Indemnification. Neither Facility Agent shall be required to take any action or refrain from taking any action under Section 8.1 (other than the first sentence thereof) or 8.2 unless such Facility Agent shall have been indemnified against any liability, cost or expense (including, without limitation, counsel fees) which may be incurred in connection therewith. Neither Facility Agent shall be under any obligation to take any action under this Loan Agreement and nothing contained in this Loan Agreement shall require either Facility Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers hereunder or thereunder unless it shall have received an indemnity reasonably satisfactory to it from the Senior Lender or the Junior Lenders, as applicable (including, without limitation, for the advancement of funds by it) against such risk or liability. Neither Facility Agent shall be required to take any action under Section 8.1 (other than the first sentence thereof) or 8.2, nor shall any other provision of this Loan Agreement be deemed to impose a duty on either Facility Agent to take any action, if the Facility Agents shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to applicable law or that the Facility Agents might be subject to liability claims through such action.
8.4    No Duties Except as Specified in this Loan Agreement or Instructions. Neither Facility Agent shall have any duty or obligation to take or refrain from taking any action and will not take any action under, or in connection with, this Loan Agreement, except as expressly provided by the terms of this Loan Agreement or the Security Agreement, as expressly provided in written

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Exhibit 10.1

instructions from the Controlling Creditor as provided in this Loan Agreement or if either Facility Agent determines in its reasonable discretion that taking an action is necessary and time is of the essence; and no implied duties or obligations shall be read into this Loan Agreement or the Security Agreement against either Facility Agent.
8.5    Notices, Etc. The Senior Facility Agent shall deliver to each Senior Lender, and the Junior Facility Agent shall deliver to each Junior Lender, as soon as practicable upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, opinions and other instruments received by it in connection with or under or pursuant to this Loan Agreement, to the extent that the same shall not have been required to be furnished pursuant thereto to such Senior Lender or Junior Lender.
8.6    Appointment of Facility Agents; Acceptance of Duties. Each Senior Lender hereby designates BNP Paribas, acting through its New York Branch, as the Senior Facility Agent to act as specified herein, it being understood that in no case shall the Senior Facility Agent be obliged to act without written instructions from the Majority Senior Lenders except as otherwise set forth herein or in any other Basic Agreement which shall be in sufficient detail and which the Senior Facility Agent will have no obligation to verify. Each Junior Lender hereby designates Investec Bank plc as the Junior Facility Agent to act as specified herein, it being understood that in no case shall the Junior Facility Agent be obliged to act without written instructions from the Majority Junior Lenders except as otherwise set forth herein or in any other Basic Agreement which shall be in sufficient detail and which the Junior Facility Agent will have no obligation to verify. Each Facility Agent accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Loan Agreement. Neither Facility Agent shall be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence. Neither Facility Agent shall be deemed a trustee for any Lender for any purpose.
8.7    Absence of Duties. Except in accordance with written instructions furnished pursuant to Section 8.1 or 8.2 hereof, and except as provided in, and without limiting the generality of, Sections 8.3 and 8.4 hereof, neither Facility Agent shall have any duty (i) to see to any recording or filing of any document, or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Aircraft, (iii) to confirm, verify or inquire into the failure to receive any financial statements or any other certificates, notices or correspondence, or (iv) to inspect the Aircraft at any time.
8.8    [Reserved.]
8.9    Reliance; Facility Agent; Advice of Counsel. Neither Facility Agent shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to the aggregate unpaid principal amount of Loan outstanding as of any date, each Facility Agent may for all purposes hereof rely on a certificate signed by any Responsible Officer of a Lender. Each Facility Agent shall assume, and shall be fully protected in assuming, that the Borrower is authorized to enter into this Loan Agreement and to take all action pursuant to the provisions hereof, and shall not be required to inquire into the authorization of the Borrower with respect thereto. In discharging its duties hereunder, each Facility Agent may execute any of the powers hereof and perform its powers and

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Exhibit 10.1

duties hereunder directly or through agents or attorneys and may, at the expense of the Collateral, consult with counsel, accountants and other skilled persons to be selected and retained by it, and neither Facility Agent shall be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.
8.10    Resignation of Facility Agent; Appointment of Successor.
(a)    Each Facility Agent or any successor thereto may resign at any time without cause by giving at least 30 calendar days’ prior written notice to the Borrower and the Lenders, such resignation to be effective only upon the acceptance of the agency by a successor Facility Agent. The Majority Senior Lenders may at any time remove the Senior Facility Agent with cause by an instrument in writing delivered to the Borrower, each other Senior Lender and the Senior Facility Agent, such removal to be effective upon the acceptance of the agency by the successor Senior Facility Agent. In the case of the resignation or removal of the Senior Facility Agent, the Majority Senior Lenders may appoint a successor Senior Facility Agent by an instrument signed by the Majority Senior Lenders and, so long as no Event of Default shall have occurred and be continuing, in consultation with the Borrower. The Majority Junior Lenders may at any time remove the Junior Facility Agent with cause by an instrument in writing delivered to the Borrower, each other Junior Lender and the Junior Facility Agent, such removal to be effective upon the acceptance of the agency by the successor Junior Facility Agent. In the case of the resignation or removal of the Junior Facility Agent, the Majority Junior Lenders may appoint a successor Junior Facility Agent by an instrument signed by the Majority Junior Lenders and, so long as no Event of Default shall have occurred and be continuing, in consultation with the Borrower. If a successor Senior Facility Agent or Junior Facility Agent, as applicable, shall not have been appointed within 30 days after such notice of resignation or removal, the applicable Facility Agent, the Borrower or any Lender may apply to any court of competent jurisdiction to appoint a successor Facility Agent to act until such time, if any, as a successor shall have been appointed as above provided. The successor Facility Agent so appointed by such court shall immediately and without further act be superseded by any successor Facility Agent appointed as above provided.
(b)    Any successor Facility Agent, however appointed, shall execute and deliver to the Borrower and to the predecessor Facility Agent an instrument accepting such appointment, and thereupon such successor Facility Agent, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Facility Agent hereunder with like effect as if originally named as a Facility Agent herein; but nevertheless upon the written request of such successor Facility Agent, the predecessor Facility Agent shall execute and deliver an instrument transferring to such successor Facility Agent all the estates, properties, rights and powers of such predecessor Facility Agent, and such predecessor Facility Agent shall duly assign, transfer, deliver and pay over to such successor Facility Agent all moneys or other property then held by such predecessor Facility Agent hereunder.
(c)    Any successor Facility Agent, however appointed, shall be a bank or trust company organized and existing under the laws of the United States, Canada, Switzerland or a member state of the European Union having a combined capital and surplus of at least $150,000,000, if there be such

1000301987v14

Exhibit 10.1

an institution willing, able and legally qualified to perform the duties of a Facility Agent hereunder upon reasonable or customary terms.
(d)    Any entity into which the Senior Facility Agent or the Junior Facility Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Senior Facility Agent or the Junior Facility Agent shall be a party, or any entity to which substantially all the agency business of the Senior Facility Agent or the Junior Facility Agent may be transferred, shall be the Senior Facility Agent or the Junior Facility Agent (as applicable) under this Loan Agreement without further act.
(e)    A Facility Agent shall promptly resign in accordance with Section 8.10(a) above (and, to the extent applicable, shall use reasonable efforts to appoint a successor Facility Agent pursuant to Section 8.10(a) above) if on or after the date which is three (3) months before the earliest FATCA Application Date relating to any payment to such Facility Agent under the Basic Agreements, either:
(i)    such Facility Agent fails to respond to a request under Section 7.17 and a member of that Facility Agent’s Lender Group or the Borrower reasonably believes that such Facility Agent will not, or will have ceased to, be a FATCA Exempt Party on or after that FATCA Application Date;
(ii)    the information supplied by such Facility Agent pursuant to Section 7.17 indicates that such Facility Agent will not, or will have ceased to, be a FATCA Exempt Party on or after that FATCA Application Date; or
(iii)    such Facility Agent notifies the Borrower and its Lender Group that such Facility Agent will not, or will have ceased to, be a FATCA Exempt Party on or after that FATCA Application Date;
and (in each case) a member of the Facility Agent’s Lender Group or the Borrower reasonably believes that a party will be required to make a FATCA Deduction that would not be required if such Facility Agent or the Borrower were a FATCA Exempt Party, and that Lender, by notice to such Facility Agent, requires such Facility Agent to resign.
8.11    Applicable KYC Checks. Each Lender must promptly upon applicable Facility Agent’s request supply to such Facility Agent any documentation or other evidence that is reasonably required by such Facility Agent to carry out and be satisfied with the results of all applicable KYC Checks
Section 9. Broker’s Commission. The transaction contemplated hereby is being entered into without benefit of a broker. Should any Person assert any claim against the Borrower, the Security Trustee, the Facility Agents or any Lender for fees or commissions by reason of any alleged employment to act as a broker for any of the Borrower, the Security Trustee, the Facility Agents or any Lender in regard to this transaction, the party for which said person claims to have acted shall defend, indemnify, and hold harmless the other parties from and against all claims, demands, liabilities, damages, losses, judgments and expenses of every kind (including attorneys’ fees) incurred by, arising out of or relating to said claim.

1000301987v14

Exhibit 10.1

* * *

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Exhibit 10.1

IN WITNESS WHEREOF, each of the parties hereto has caused this Loan Agreement to be duly executed and delivered by its duly authorized representative as of the day and year first above written.

SPIRIT AIRLINES, INC., as Borrower By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

BNP PARIBAS, NEW YORK BRANCH, as Senior Facility Agent and Original Senior Lender By: _____________________________ Name: Title: By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

NATIXIS, NEW YORK BRANCH, as Documentation Agent and Original Senior Lender By: _____________________________ Name: Title: By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Original Senior Lender By: _____________________________ Name: Title: By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

KFW IPEX-BANK GMBH, as Original Senior Lender By: _____________________________ Name: Title: By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

INVESTEC BANK PLC, as Junior Facility Agent and Original Junior Lender By: _____________________________ Name: Title: By: _____________________________ Name: Title:

1000301987v14

Exhibit 10.1

WILMINGTON TRUST COMPANY,
as Security Trustee

By:
Name:
Title:

1000301987v14

Exhibit 10.1

EXHIBIT A-1
FORM OF SENIOR LOAN BORROWING NOTICE
[LETTERHEAD OF BORROWER]
BORROWING NOTICE
[_], 201[4][5]
BNP Paribas, as Senior Facility Agent
787 Seventh Avenue
New York, New York 10019
Attention: Aviation Finance Group
Fax: +1 212 841 2748
Wilmington Trust Company
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administration – Melinda Romay
Reference: Spirit Airlines 2014
Fax: +1 302 636-4140
Ladies and Gentlemen:
We refer to the Loan Agreement [[•]], dated as of [__], 201[4][5] (the “Loan Agreement”), among Spirit Airlines, Inc., as Borrower, BNP Paribas, New York Branch, Landesbank Hessen-Thüringen Girozentrale, Natixis, New York Branch and KfW IPEX-Bank GmbH, as Original Senior Lenders, BNP Paribas, New York Branch, as Senior Facility Agent, Natixis, New York Branch, as Documentation Agent, Investec Bank Plc, as Junior Facility Agent and Original Junior Lender, and Wilmington Trust Company, as Security Trustee. Capitalized terms used but not defined in this Borrowing Notice shall have the meanings given such terms in the Loan Agreement.
We hereby give you notice requesting a Senior Loan pursuant to Section 2.2(a) of the Loan Agreement, and in connection therewith we set forth below the required information relating to such Senior Loan (the “Proposed Loan”):
(1)    The Business Day the Proposed Loan shall be made is [_______________],
(2)    The aggregate principal amount of the Proposed Loan is $[_______________],
(3)    The Proposed Loan shall be [a Fixed Rate Loan (subject to the Borrower’s right to accept the Fixed Rate Quote set forth in Section 2.5(b) to the Loan Agreement, which if not accepted shall mean that the Proposed Loan shall be a Floating Rate Loan)] [a Floating Rate Loan]. [ Please call [_______] at _____] on _____ ___, 201[4][5] to provide the Fixed Rate Quote in accordance with Section 2.5(b) of the Loan Agreement.]

1

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Exhibit 10.1

(4)    The Aircraft related to the Proposed Loan is an Airbus Model A32[●]-200 aircraft, bearing manufacturer’s serial number [_____] and FAA Registration No, [_______],
(5)    Please disburse the proceeds of the Proposed Loan to the following account by no later than 9:00 a.m. (New York City time) on the date set forth in clause (1) above6:
Bank:
Account Number:
ABA:
Account Name:
Attn:
Reference:

Very truly yours, SPIRIT AIRLINES, INC. By: _____________________________ Name: Title:

6Drafting Note - Spirit to insert account of Spirit or the Airframe Manufacturer.

2

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Exhibit 10.1

EXHIBIT A-2
FORM OF JUNIOR LOAN BORROWING NOTICE
[LETTERHEAD OF BORROWER]
BORROWING NOTICE
[_], 201[4][5]
Investec Bank plc, as Junior Facility Agent
2 Gresham Street
London, EC2V 7QP
United Kingdom
Attention: GLO Aviation
E-mail: GLOAviation@investec.co.uk
Fax: +44 (0) 207 597 4539

Wilmington Trust Company
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administration – Melinda Romay
Reference: Spirit Airlines 2014
Fax: +1 302 636-4140
Ladies and Gentlemen:
We refer to the Loan Agreement [[•]], dated as of [__], 201[4][5] (the “Loan Agreement”), among Spirit Airlines, Inc., as Borrower, BNP Paribas, New York Branch, Landesbank Hessen-Thüringen Girozentrale, Natixis, New York Branch and KfW IPEX-Bank GmbH, as Original Senior Lenders, BNP Paribas, New York Branch, as Senior Facility Agent, Natixis, New York Branch, as Documentation Agent, Investec Bank plc, as Junior Facility Agent and Original Junior Lender, and Wilmington Trust Company, as Security Trustee. Capitalized terms used but not defined in this Borrowing Notice shall have the meanings given such terms in the Loan Agreement.
We hereby give you notice requesting a Junior Loan pursuant to Section 2.2(b) of the Loan Agreement, and in connection therewith we set forth below the required information relating to such Junior Loan (the “Proposed Loan”):
(1)    The Business Day the Proposed Loan shall be made is [_______________],
(2)    The aggregate principal amount of the Proposed Loan is $[_______________],
(3)    The Proposed Loan shall be [a Fixed Rate Loan (subject to the Borrower’s right to accept the Fixed Rate Quote set forth in Section 2.5(b) to the Loan Agreement, which if not accepted shall mean that the Proposed Loan shall be a Floating Rate Loan)] [a Floating Rate Loan]. [ Please call [_______] at _____] on _____ ___, 201[4][5] to provide the Fixed Rate Quote in accordance with Section 2.5(b) of the Loan Agreement.]

1

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Exhibit 10.1

(4)    The Aircraft related to the Proposed Loan is an Airbus Model A32[●]-200 aircraft, bearing manufacturer’s serial number [_____] and FAA Registration No, [_______],
(5)    Please disburse the proceeds of the Proposed Loan to the following account by no later than 9:00 a.m. (New York City time) on the date set forth in clause (1) above7:
Bank:
Account Number:
ABA:
Account Name:
Attn:
Reference:

Very truly yours, SPIRIT AIRLINES, INC. By: _____________________________ Name: Title:

7 Drafting Note - Spirit to insert account of Spirit or the Airframe Manufacturer.

2

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Exhibit 10.1

EXHIBIT B-1
[Reserved.]

1

1000301987v14

Exhibit 10.1

EXHIBIT B-2
[Reserved.]

1

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Exhibit 10.1

EXHIBIT C
FORM OF TRANSFER CERTIFICATE
To:     [BNP Paribas, New York Branch, as Senior Facility Agent]
[Investec Bank plc, as Junior Facility Agent]
Wilmington Trust Company, as Security Trustee
Cc:     Spirit Airlines, Inc.
TRANSFER CERTIFICATE
relating to the Loan Agreement [[•]] (as from time to time amended, varied or supplemented, the “Loan Agreement”) dated as of [__], 20[14] among Spirit Airlines, Inc., as Borrower (the “Borrower”), BNP Paribas, New York Branch, Landesbank Hessen-Thüringen Girozentrale, Natixis, New York Branch and KfW IPEX-Bank GmbH, as Original Senior Lenders, BNP Paribas, New York Branch, as Senior Facility Agent, Investec Bank plc, as Original Junior Lender, Investec Bank plc, as Junior Facility Agent, Natixis, New York Branch, as Documentation Agent, and Wilmington Trust Company, as Security Trustee.
1.    Capitalized terms defined in the Loan Agreement shall, subject to any contrary indication, have the same meaning herein. The terms Transferee, Transfer Date, Lender’s [Senior][Junior] Loan Participation and Amount Transferred are defined in the Schedule hereto.
2.    ________________ as a [Senior][Junior] Lender under the Loan Agreement (the “Lender”) hereby transfers to the Transferee, on and as of the Transfer Date, all of its right, title and interest in and to the Lender’s [Senior][Junior] Loan Participation (equal to the percentage that the Amount Transferred is of the Lender’s [Senior][Junior] Loan Participation), together with all related right, title and interest of the Lender under the Basic Agreements to which the Lender is a party (collectively the “Transferred Property”), and the Transferee, on and as of the Transfer Date, hereby accepts such assignment and assumes all obligations of the Lender in respect of the Transferred Property and the Transferee agrees to be under the same obligations towards each of the other parties to the Loan Agreement, the other Basic Agreements and the Syndication Agreement as it would have had been under if it had been an original party hereto and as the Lender under the Loan Agreement, such Basic Agreements and the Syndication Agreement.
3.    The Transferee hereby represents and warrants to the Borrower and the Security Trustee that the Transferee is a Permitted Transferee and, unless such Transferee has obtained the consent of the Borrower with respect to the acquisition of the Transferred Property, such Transferee is not a Disqualified Entity, is organized under the laws of _______, and will be funding its Loan from ______, which is a Permitted Country.
4.    Effective as of the date hereof, the Transferee hereby makes each representation and warranty, and agrees to each covenant applicable to the Lenders, set forth in Section 4.4 and Section 7.6 of the Loan Agreement, with the same force and effect as if such representations, warranties and covenants were set forth herein in haec verba.

1

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Exhibit 10.1

5.    The Transferee represents and warrants to the Borrower that, immediately after the acquisition by the Transferee of the Transferred Property, the Transferee (x) shall not then be entitled to receive indemnification for (i) Taxes, Increased Costs and other amounts under Sections 2.9, 2.10, 2.11, 2.12, 2.14 and 2.18 of the Loan Agreement in each case in an amount greater than that to which the Lender is entitled at the time of such acquisition and, (y) in the case of Section 2.11, shall not become, by reason of any Change in Law then effective or likely in its best judgment to become effective, entitled to any such amount described in Section 2.11 of the Loan Agreement that would be in such greater amount.
6.    The Transferee represents and warrants that prior to the Transfer Date it has received a copy of each of the Basic Agreements and the Syndication Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other party to the Basic Agreements. The Transferee acknowledges the registration requirements set forth in Section 2.16 of the Loan Agreement. In addition, Transferee represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Transferred Property and either it, or the person exercising discretion in making its decision to acquire Transferred Property, is experienced in acquiring assets of such type.
7.    The Lender (a) represents and warrants that (i) it is the legal and beneficial owner of the Transferred Property, (ii) the Transferred Property is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Transfer Certificate and to consummate the transactions contemplated hereby.
8.    Neither the Lender nor any other party to the Loan Agreement makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any of the Basic Agreements or the Syndication Agreement or assumes any responsibility for the financial condition of the Borrower or any other party to any other Basic Agreement or the Syndication Agreement or for the performance and observance by the Borrower or any such party of any of its obligations under the Loan Agreement, or, as the case may be, the other Basic Agreements or the Syndication Agreement and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.
9.    The Lender hereby gives notice that nothing herein or in any of the other Basic Agreements shall oblige the Lender to (i) accept a re-transfer from the Transferee of the whole or any part of its rights and/or obligations under the Loan Agreement or the other Basic Agreements transferred pursuant hereto or (ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the non-performance by the Borrower or any other party to any of the Basic Agreements of any of their respective

2

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Exhibit 10.1

obligations thereunder. The Transferee hereby acknowledges the absence of any such obligation as is referred to in sub-clause (i) or (ii) above.
10.    The Transferee hereby agrees to be bound by, and to perform and observe, all of the terms, agreements and covenants of the Basic Agreements and the Syndication Agreement applicable to, relating to or binding on the Lenders.
11.    The provisions of Section 7 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, as if each reference therein to “this Loan Agreement” referred to this Transfer Certificate. THIS TRANSFER CERTIFICATE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTIONS 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
12.    All notices required or permitted by the terms of the Basic Agreements or this Transfer Certificate to be made to the Transferee shall be made to the Transferee at the address set forth under its signature to this Transfer Certificate in the manner specified in Section 8.5 of the Loan Agreement.

3

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Exhibit 10.1

THE SCHEDULE
1.    Lender:
2.    Transferee:
3.    Transfer Date:
4.    Lender’s [Senior][Junior]Loan Participation:
5.    Amount Transferred:

[Transferor Lender] By: _______________________________ Date:	[Transferee] By: _______________________________ Date: Address for notices: Account information:

4

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Exhibit 10.1

EXHIBIT D
FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES OR SIMILAR LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION UNDER THE ACT AND SUCH SECURITIES OR SIMILAR LAWS IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.
THIS NOTE IS SUBJECT TO CERTAIN ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 2.16 AND SECTION 7.6 OF THE LOAN AGREEMENT REFERRED TO BELOW.
(MSN [•])
Note ___________
[_______________]
US$[_]    [__________], 201[4][5]
FOR VALUE RECEIVED, SPIRIT AIRLINES, INC. (together with its successors and permitted assigns, “Borrower”), promises to pay to [ ] (“Lender”) or its registered assigns the principal sum of US$[_], payable on each Payment Date through and including the Final Maturity Date in the amounts set forth on Schedule 1 attached hereto (subject to adjustments for any prepayments as provided in the Loan Agreement referred to below), together with accrued interest on the principal balance from time to time remaining unpaid, payable in arrears on each Payment Date as set forth on Schedule 1 attached hereto. This Note evidences a [Senior][Junior] Loan.
For each Interest Period, interest on this Note shall be payable at the [[Senior Loan][Junior Loan]Fixed Rate / [Senior Loan][Junior Loan]Floating Rate][which (in the case of a Fixed Rate Loan, shall mean [_._%]per annum.] Interest at the [[Senior Loan][Junior Loan]Fixed Rate / [Senior Loan][Junior Loan]Floating Rate] shall be calculated on the basis of a 360-day year and actual number of days elapsed. Accrued interest hereon shall be payable on the last day of each Interest Period and on the date this Note is paid in full. For the avoidance of doubt, if the Closing occurs, whether or not the Advance Date occurs on the Scheduled Advance Date for the [Senior Loan][Junior Loan], interest for the first Interest Period shall accrue from, and including, the Scheduled Advance Date to, but excluding, the first Payment Date. The Borrower shall pay to the Lender, on demand, interest at the Default Rate (calculated on the basis of a 360-day year and the actual number of days elapsed) on overdue principal hereunder and, to the extent permitted by applicable law, on any interest not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

1

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On the Final Maturity Date, the Borrower shall make a payment on this Note in an amount sufficient to discharge in full the unpaid principal amount of, and all accrued and unpaid interest on, and any other amounts then due and payable under this Note. Payments of principal and interest on this Note shall be made by the Borrower in Dollars to the Security Trustee for the account of the Lender.
This Note is one of the Notes issued pursuant to the Loan Agreement [[•]], dated as of [__], 201[4][5], (the “Loan Agreement”) among the Borrower, BNP Paribas, New York Branch, Landesbank Hessen-Thüringen Girozentrale, Natixis, New York Branch and KfW IPEX-Bank GmbH, as Original Senior Lenders, BNP Paribas, New York Branch, as Senior Facility Agent [(the “Facility Agent”)]8, Investec Bank plc, as Original Junior Lender, Investec Bank plc, as Junior Facility Agent [(the “Facility Agent”)]9, Natixis, New York Branch, as Documentation Agent, and Wilmington Trust Company, as Security Trustee. Capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement. The Collateral is held by the Security Trustee under the Security Agreement relating to the Loan Agreement as security for the Notes. Each holder hereof, by its acceptance of this Note, agrees to be bound by and to observe the provisions of the Loan Agreement, the Intercreditor Agreement and the Security Agreement applicable to the “Lenders” thereunder.
This Note is subject to prepayment as provided in Section 2.4 of the Loan Agreement. If at any time an Event of Default shall have occurred and be continuing, this Note may be declared, and under certain circumstances shall automatically be deemed to be declared, due and payable, all upon the conditions, in the manner and with the effect provided in the Security Agreement. This Note is subject to the subordination and priorities of payment provisions set forth in the Intercreditor Agreement.
This Note is a registered Note and, subject to the provisions of Section 2.16 and Section 7.6 of the Loan Agreement, is transferable, only upon surrender of this Note for registration of transfer duly endorsed for transfer by the registered holder hereof or such holder’s attorney duly authorized in writing and accompanied by a duly executed transfer certificate in substantially the form of Exhibit C to the Loan Agreement. There shall be maintained a Note Register for the purpose of registering transfers and exchanges of Notes at the office of the Security Trustee or at the office of any successor Security Trustee in the manner provided in Section 2.16 of the Loan Agreement. As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the holder surrendering the same.
References in this Note to a “holder” shall mean the person in whose name this Note is at the time registered on the Note Register kept by the Security Trustee as provided in the Loan Agreement, and the Borrower, the Security Trustee and the Facility Agent shall deem and treat the Person in whose name this Note is registered on the Note Register as the absolute owner and holder hereof for the purpose of receiving payment of the principal of and the Breakage Costs, if any, and interest on such Note and for all other purposes whether or not this Note shall be
8 Insert parenthetical for Senior Loan Notes.
9 Insert parenthetical for Junior Loan Notes.

2

1000301987v14

Exhibit 10.1

overdue, and none of the Borrower, the Security Trustee or the Facility Agent shall be affected by any notice to the contrary.
This Note shall be binding upon Borrower and its legal representatives, successors and permitted assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. Reference is made to the Loan Agreement for a more complete statement of the terms and provisions thereof, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
IN WITNESS WHEREOF, the Borrower has caused this Note to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

SPIRIT AIRLINES, INC. By: _______________________________ Name: Title:

3

1000301987v14

Exhibit 10.1

Schedule 1 to Note
[To be inserted upon issuance of Note]

4

1000301987v14

Exhibit 10.1

EXHIBIT E
[Reserved.]

1

1000301987v14

Exhibit 10.1

EXHIBIT F
[Reserved.]

1

1000301987v14

Exhibit 10.1

EXHIBIT G-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Loan Agreement dated as of [__], 20[14], by and among SPIRIT AIRLINES, INC., a Delaware corporation (the “Borrower”), BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as original senior lenders (in such capacity, together with their respective successors and permitted assigns, the “Senior Lenders”), BNP PARIBAS, acting through its New York Branch, in its capacity as agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Senior Facility Agent”), INVESTEC BANK PLC, as original junior lender (in such capacity, together with its successors and permitted assigns, the “Junior Lenders”), INVESTEC BANK PLC, in its capacity as agent for the Junior Lenders (in such capacity, together with its successors and permitted assigns, the “Junior Facility Agent”), NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Documentation Agent”), and Wilmington Trust Company, as security trustee (in such capacity, together with its successors and permitted assigns, the “Security Trustee”).
Pursuant to the provisions of Section 2.9 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) its income from the Loans and the Loan Agreement is not effectively connected with the conduct of a trade or business within the United States.
The undersigned has furnished the Security Trustee and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Security Trustee, and (2) the undersigned shall have at all times furnished the Borrower and the Security Trustee with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF LENDER]

By: ____________________________________

1

1000301987v14

Exhibit 10.1

Name:
Title:

Date: _________________ ____, 20____

2

1000301987v14

Exhibit 10.1

EXHIBIT G-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Loan Agreement dated as of [__], 20[14], by and among SPIRIT AIRLINES, INC., a Delaware corporation (the “Borrower”), BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as original senior lenders (in such capacity, together with their respective successors and permitted assigns, the “Senior Lenders”), BNP PARIBAS, acting through its New York Branch, in its capacity as agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Senior Facility Agent”), INVESTEC BANK PLC, as original junior lender (in such capacity, together with its successors and permitted assigns, the “Junior Lenders”), INVESTEC BANK PLC, in its capacity as agent for the Junior Lenders (in such capacity, together with its successors and permitted assigns, the “Junior Facility Agent”), NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Documentation Agent”), and Wilmington Trust Company, as security trustee (in such capacity, together with its successors and permitted assigns, the “Security Trustee”).
Pursuant to the provisions of Section 2.9 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) its income from the Loans and the Loan Agreement is not effectively connected with the conduct of a trade or business within the United States.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF PARTICIPANT]

By: ____________________________________

1

1000301987v14

Exhibit 10.1

Name:
Title:

Date: _________________ ____, 20____

2

1000301987v14

Exhibit 10.1

EXHIBIT G-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Loan Agreement dated as of [__], 20[14], by and among SPIRIT AIRLINES, INC., a Delaware corporation (the “Borrower”), BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as original senior lenders (in such capacity, together with their respective successors and permitted assigns, the “Senior Lenders”), BNP PARIBAS, acting through its New York Branch, in its capacity as agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Senior Facility Agent”), INVESTEC BANK PLC, as original junior lender (in such capacity, together with its successors and permitted assigns, the “Junior Lenders”), INVESTEC BANK PLC, in its capacity as agent for the Junior Lenders (in such capacity, together with its successors and permitted assigns, the “Junior Facility Agent”), NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Documentation Agent”), and Wilmington Trust Company, as security trustee (in such capacity, together with its successors and permitted assigns, the “Security Trustee”).
Pursuant to the provisions of Section 2.9 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members that is claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) its income from the Loans and the Loan Agreement is not effectively connected with the conduct of a trade or business within the United States of the undersigned or of any of its direct or indirect partners/members that is claiming the portfolio interest exemption.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such

1

1000301987v14

Exhibit 10.1

Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF PARTICIPANT]

By: ____________________________________
Name:
Title:
Date: _________________ ____, 20____

2

1000301987v14

Exhibit 10.1

EXHIBIT G-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is made to the Loan Agreement dated as of [__], 20[14], by and among SPIRIT AIRLINES, INC., a Delaware corporation (the “Borrower”), BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMBH, as original senior lenders (in such capacity, together with their respective successors and permitted assigns, the “Senior Lenders”), BNP PARIBAS, acting through its New York Branch, in its capacity as agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Senior Facility Agent”), INVESTEC BANK PLC, as original junior lender (in such capacity, together with its successors and permitted assigns, the “Junior Lenders”), INVESTEC BANK PLC, in its capacity as agent for the Junior Lenders (in such capacity, together with its successors and permitted assigns, the “Junior Facility Agent”), NATIXIS, S.A., acting through its New York Branch, in its capacity as documentation agent for the Senior Lenders (in such capacity, together with its successors and permitted assigns, the “Documentation Agent”), and Wilmington Trust Company, as security trustee (in such capacity, together with its successors and permitted assigns, the “Security Trustee”).
Pursuant to the provisions of Section 2.9 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such obligations, (iii) with respect to the extension of credit pursuant to the Loan Agreement, neither the undersigned nor any of its direct or indirect partners/members that is claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) its income from the Loans and the Loan Agreement is not effectively connected with the conduct of a trade or business within the United States of the undersigned or of any of its direct or indirect partners/members that is claiming the portfolio interest exemption.
The undersigned has furnished the Security Trustee and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN (in the case of an individual) or IRS Form W-8BEN-E (in the case of an entity), as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the

1

1000301987v14

Exhibit 10.1

undersigned shall promptly so inform the Borrower and the Security Trustee, and (2) the undersigned shall have at all times furnished the Borrower and the Security Trustee with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.
[NAME OF LENDER]
By: ____________________________________
Name:
Title:
Date: _________________ ____, 20____

2

1000301987v14

Exhibit 10.1

EXHIBIT H
[Reserved.]

1

1000301987v14

Exhibit 10.1

EXHIBIT I
[Reserved.]

1

1000301987v14

Exhibit 10.1

EXHIBIT J
Form of Aircraft Security Agreement
[See Exhibit B to the Framework Agreement.]

1

1000301987v14

Exhibit 10.1

EXHIBIT K
Form of Intercreditor Agreement
[See Exhibit C to the Framework Agreement.]

1

1000301987v14

Exhibit 10.1

Exhibit B to the
Framework Agreement

FORM OF AIRCRAFT SECURITY AGREEMENT

Exhibit B
1000319295v12

Framework Agreement

Exhibit 10.1

FORM OF AIRCRAFT SECURITY AGREEMENT

AIRCRAFT SECURITY AGREEMENT

(N[●])

dated as of [●], 20[●]

between

SPIRIT AIRLINES, INC.

and

WILMINGTON TRUST COMPANY

as Security Trustee

Financing in Respect of One
Airbus A32[●]-232 Aircraft
Generic Model A32[●]-200
U.S. Registration No. [●]

Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

ARTICLE I
DEFINITIONS

Section 1.1	Certain Definitions.......................................................................................2
ARTICLE II
SECURITY

Section 2.1	Grant of Security..........................................................................................2
ARTICLE III
COVENANTS OF THE COMPANY

Section 3.1	Liens..................................................................................................................7

Section 3.2	Possession, Operation and Use, Maintenance, Registration and Performance of Obligations under Basic Agreements.................................8

Section 3.3	Inspection; Financial Information..............................................................18

Section 3.4	Replacement and Pooling of Parts; Alterations, Modifications and Additions; Substitution of Engines............................................................19

Section 3.5	Loss, Destruction or Requisition................................................................22

Section 3.6	Insurance....................................................................................................29
ARTICLE IV
RECEIPT, DISTRIBUTION AND APPLICATION
OF PROCEEDS FROM THE COLLATERAL

Section 4.1	Application of Proceeds from the Collateral.............................................36
ARTICLE V
REMEDIES OF THE
SECURITY TRUSTEE UPON AN EVENT OF DEFAULT

Section 5.1	[Reserved.].................................................................................................36

Section 5.2	Remedies....................................................................................................36

Section 5.3	Remedies Cumulative ................................................................................................39

Section 5.4	Discontinuance of Proceedings..................................................................40

Section 5.5	Waiver of Past Defaults..............................................................................40

i
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

ARTICLE VI
DUTIES OF THE SECURITY TRUSTEE

Section 6.1	Notice of Event of Default; Action Upon Event of Default.......................40

Section 6.2	Action Upon Instructions...........................................................................41

Section 6.3	Indemnification..........................................................................................42

Section 6.4	No Duties Except as Specified in Security Agreement or Instructions.................................................................................................42

Section 6.5	No Action Except Under Security Agreement or Instructions...................42

Section 6.6	Reports, Notices, Etc..................................................................................43
ARTICLE VII
THE SECURITY TRUSTEE

Section 7.1	Acceptance of Trusts and Duties................................................................43

Section 7.2	Absence of Duties......................................................................................43

Section 7.3	No Representations or Warranties as to Any Aircraft or
Documents.................................................................................................43

Section 7.4	No Segregation of Moneys; No Interest....................................................44

Section 7.5	Reliance; Security Trustees; Advice of Counsel........................................45

Section 7.6	Capacity in Which Acting..........................................................................45
ARTICLE VIII
SUCCESSOR SECURITY TRUSTEE

Section 8.1	Resignation or Replacement of Security Trustee; Appointment of Successor....................................................................................................46

ARTICLE IX
SUPPLEMENTS AND AMENDMENTS
TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS

Section 9.1	Supplemental Security Agreement and Amendments to Basic Agreements without Consent of Lenders.......................................................................47

Section 9.2	Supplemental Security Agreements and Amendments to Basic Agreements with Consent of Lenders........................................................................................48

Section 9.3	Security Trustee Protected.........................................................................48

Section 9.4	Documents Mailed to Lenders...................................................................48

ii
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

ARTICLE X
INVESTMENT OF SECURITY FUNDS

Section 10.1	Investment of Security Funds .................................................................................48

Section 10.2	Liability for Losses....................................................................................48
ARTICLE XI
MISCELLANEOUS

Section 11.1	Termination of Security Agreement...........................................................49

Section 11.2	No Legal Title to Collateral in Lenders.....................................................50

Section 11.3	Sale of the Aircraft by Security Trustee Is Binding...................................50

Section 11.4	Benefit of Security Agreement..................................................................50

Section 11.5	Section 1110..............................................................................................50

Section 11.6	The Company’s Performance and Rights..................................................50

Section 11.7	Notices.......................................................................................................51

Section 11.8	Severability................................................................................................51

Section 11.9	Separate Counterparts................................................................................51

Section 11.10	Successors and Assigns..............................................................................51

Section 11.11	Headings....................................................................................................52

Section 11.12	Governing Law...........................................................................................52

Section 11.13	Normal Commercial Relations..................................................................52

Section 11.14	Confidential Information...........................................................................52

Schedule I    --    Permitted Countries
Appendix A    --    Definitions
Exhibit A    --    Form of Security Agreement Supplement

iii
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

AIRCRAFT SECURITY AGREEMENT
(N[●])
This AIRCRAFT SECURITY AGREEMENT (N[●]) dated as of [●], 20[●], is between SPIRIT AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and WILMINGTON TRUST COMPANY, a Delaware trust company, in its capacity as security trustee for the Lenders (such term and other capitalized terms used herein without definition being defined as hereinafter provided) (herein called, together with its permitted successors and permitted assigns, the “Security Trustee”).
W I T N E S S E T H:
WHEREAS, the Original Senior Lenders and the Original Junior Lender have agreed, pursuant and subject to the terms and conditions of the Loan Agreement, to make certain loans to the Company, such loans to be evidenced by the Notes to be issued by the Company; and
WHEREAS, the Original Senior Lenders and the Original Junior Lender have agreed, pursuant and subject to the terms and conditions of the Intercreditor Agreement, to enter into certain intercreditor arrangements as more particularly described therein; and
WHEREAS, the Company desires by this Security Agreement, among other things, to grant to the Security Trustee a Lien on the Collateral in accordance with the terms hereof, in trust, as security for the Company’s obligations to the Lenders, for the benefit and security of the Lenders; and
WHEREAS, all things have been done to make the Notes, when executed by the Company and authenticated, issued and delivered, the legal, valid and binding obligation of the Company; and
WHEREAS, all things necessary to make this Security Agreement a legal, valid and binding obligation of the Company and the Security Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have occurred;
NOW, THEREFORE, to secure the prompt and complete payment of, among other things, all amounts payable by the Company under the Basic Agreements and the Related Basic Agreements, and the performance and observance by the Company of, among other things, all the agreements and covenants to be performed or observed by it for the benefit of the Lenders contained in the Basic Agreements and the Related Basic Agreements, it is hereby covenanted and agreed by and between the parties hereto as follows:
ARTICLE IDEFINITIONS

1
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 1.1    Certain Definitions. For all purposes of this Security Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a)    capitalized terms used herein have the meanings set forth in Appendix A hereto or, if not therein defined, as defined in the Loan Agreement;
(b)    the definitions stated herein and those stated in Appendix A apply equally to both the singular and the plural forms of the terms defined;
(c)    the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Security Agreement as a whole and not to any particular article, section or other subdivision;
(d)    all references herein to articles, sections, appendices and exhibits pertain to articles, sections, appendices and exhibits in or to this Security Agreement; and
(e)    “government” includes any instrumentality or agency thereof.
ARTICLE II

SECURITY
Section 2.1    Grant of Security. To secure (x) the prompt and complete payment (whether at the stated maturity, by acceleration or otherwise) of (i) all principal of, and interest on, and all other amounts due and payable with respect to, the Loans from time to time outstanding, including, without limitation, Prepayment (if any) and Breakage Costs (if any) payable by the Company to any Lender, any Facility Agent or the Security Trustee under the Basic Agreements and (ii) with respect to each Related Loan Agreement, all principal of, and interest on, and all other amounts due and payable with respect to, the Related Loans from time to time outstanding, including, without limitation, “Prepayment Fee” (if any) and “Breakage Costs” (if any) (in each case as defined in the Related Loan Agreements) payable by the Company to the Related Lenders under such Related Loan Agreement or any “Facility Agents” under such Related Loan Agreement or the “Security Trustee” under such Related Loan Agreement, (y) the performance and observance by the Company of all the agreements and covenants to be performed or observed by the Company for the benefit of the Lenders contained in the Basic Agreements and for the benefit of the Related Lenders contained in the Related Basic Agreements (clauses (x) and (y), collectively, the “Secured Obligations”), and (z) with respect to the Other Transactions, the payment of all principal of, and interest on, and all other amounts due and payable with respect to, the Other Junior Loans held by the Other Junior Lenders, as the case may be, and in consideration of the premises and of the covenants contained herein and in the other Basic Agreements and the Related Basic Agreements and of other good and valuable consideration given to

2
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

the Company by the Security Trustee at or before the Advance Date, the receipt of which is hereby acknowledged, the Company does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm unto the Security Trustee and its permitted successors and permitted assigns, for the security and benefit of the Security Trustee, the Facility Agents, the Lenders and the Related Secured Parties, a first priority security interest (which, in the case of the Airframe and each Engine, constitutes an International Interest) subject, however, to Permitted Liens, in, and mortgage lien on, all estate, right, title and interest of the Company in, to and under, all and singular, the following described properties, rights, interests and privileges whether now owned or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Security Agreement by the terms hereof or any supplement hereto, are included within, and referred to as the “Collateral”):
(a)    the Aircraft, including the Airframe and the Engines, whether or not any such Engine may from time to time be installed on the Airframe or on any other airframe or any other aircraft, any and all Parts relating thereto (including Buyer Furnished Equipment installed after the date hereof, other than Excluded Equipment), and, to the extent provided herein, all substitutions and replacements of, and additions, improvements, accessions and accumulations to, the Aircraft, the Airframe, the Engines and any and all Parts relating thereto (including Buyer Furnished Equipment installed after the date hereof, other than Excluded Equipment) (in each case other than Excluded Equipment) (such Airframe and Engines as more particularly described in the Security Agreement Supplement executed and delivered with respect to the Aircraft on the Advance Date or with respect to any substitutions or replacements therefor), and together with all flight records, logs, manuals, maintenance data and inspection, modification and overhaul records and other Aircraft Documents at any time required to be maintained with respect to the foregoing, in accordance with the rules and regulations of the FAA if the Aircraft is registered under the laws of the United States or the rules and regulations of the government of the country of registry if the Aircraft is registered under the laws of a jurisdiction other than the United States;
(b)    the Bills of Sale and the Warranty Rights in respect of the Aircraft, together with all rights, powers, privileges, options and other benefits of the Company under the same;
(c)    to the extent any of the following proceeds described in this subsection (c) are required to be held by the Security Trustee pursuant to the terms of Sections 3.5 or 3.6, all requisition proceeds with respect to the Aircraft or any Part thereof, and all insurance proceeds (or rights to indemnification in lieu thereof pursuant to the penultimate sentence of Section 3.6(a)(i) or the third-from-last sentence of Section 3.6(b)(i)) with respect to the Aircraft or any Part thereof, but excluding all proceeds of, and rights under, any insurance maintained, or

3
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

indemnification received, by the Company or, if applicable, a Permitted Lessee, and not required under Section 3.6;
(d)    all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Security Trustee by or for the account of the Company or, if applicable, a Permitted Lessee, pursuant to any term of this Security Agreement or any other Basic Agreement and held or required to be held by the Security Trustee hereunder or thereunder;
(e)    each Permitted Lease entered into pursuant to Section 3.2(a)(viii) and Section 3.2(a)(ix) and assigned pursuant to the third to last paragraph of Section 3.2(a), including, without limitation, all rents or other payments of any kind made under such assigned Permitted Lease; and
(f)    all proceeds (as defined in the NY UCC) of the foregoing;
PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this Article II, but subject to the express provisions of the other articles of this Security Agreement, so long as no Event of Default shall have occurred and be continuing, the Company or, if any Permitted Lease is then in effect, the applicable Permitted Lessee, shall have the right, to the exclusion of the Security Trustee, (i) to quiet enjoyment of the Aircraft, the Airframe and each Engine, and to possess, use, retain and control the Aircraft, the Airframe and each Engine and all revenues, income and profits derived therefrom and (ii) with respect to the Warranty Rights, to exercise in the Company’s (or such Permitted Lessee’s) name all rights and powers of the Company (or such Permitted Lessee) under the Warranty Rights and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity or related obligation under the Warranty Rights; provided, further, that so long as the Company shall continue to have any rights, benefit or obligations under the Warranty Rights, the Security Trustee shall not enter into any amendment or modification of the Warranty Rights that would alter the rights, benefits or obligations of the Company (or any Permitted Lessee) thereunder. It is understood that, in connection with any Permitted Lease of the Aircraft, the Company may take such action as may be necessary or advisable to enable the applicable Permitted Lessee to obtain any of the benefits of the Warranty Rights relating to the Aircraft, including, without limitation, appointing such Permitted Lessee as the Company’s agent and attorney-in-fact to assert and enforce, from time to time, any claims in respect of such Warranty Rights; provided that, before the Company takes any such action, the Company shall cause such Permitted Lessee to appoint the Security Trustee as the true and lawful attorney of such Permitted Lessee on terms and conditions that are substantially the same as the terms and conditions set forth in the penultimate paragraph of this Article II.

4
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

TO HAVE AND TO HOLD all and singular the Collateral unto the Security Trustee, and its permitted successors and permitted assigns, forever, in trust, upon the terms and trusts herein set forth, for the ratable benefit, security and protection of the Lenders, the Facility Agents, the Security Trustee and the Related Secured Parties, except as otherwise provided in this Security Agreement (including, without limitation, Section 4.1), and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.
It is expressly agreed that notwithstanding anything herein to the contrary, the Company shall remain liable under the Purchase Agreement and the Engine Support Agreement to perform all of its obligations thereunder, and, except to the extent expressly provided herein or in any other Basic Agreement, neither the Lenders, the Facility Agents, the Security Trustee nor any Related Secured Parties shall be required or obligated in any manner to perform or fulfill any obligations of the Company under or pursuant to any thereof, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amount that may have been assigned to it or to which it may be entitled at any time or times.
The Company does hereby constitute and appoint and, if any Permitted Lease is in effect and the Company appoints the applicable Permitted Lessee as the Company’s agent or attorney-in-fact or otherwise authorizes the applicable Permitted Lessee to assert and enforce any claims in respect of an Aircraft pursuant to such Permitted Lease, will cause the applicable Permitted Lessee to constitute and appoint, the Security Trustee the true and lawful attorney of the Company (and, if any Permitted Lease is in effect, the applicable Permitted Lessee) (which appointment is coupled with an interest) with full power (in the name of the Company or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) due and to become due to the Company under or arising out of the Purchase Agreement and the Engine Support Agreement (in each case to the extent assigned hereby), and all other property that now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding that the Security Trustee may deem to be necessary or advisable in the premises; provided that the Security Trustee shall not exercise any such rights except during the continuance of an Event of Default. Without limiting the provisions of the foregoing, during the continuance of any Event of Default, but subject to the terms hereof and any mandatory requirements of applicable law, the Security Trustee shall have the right under such power of attorney in its discretion to file any claim or to take any other action or proceedings, either in its own name or in the name of the Company (and, if any Permitted Lease is in effect, the applicable Permitted Lessee) or otherwise, that the Security Trustee may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Security Trustee in and to the security intended to be afforded hereby. The Company hereby agrees that promptly on receipt thereof, except as otherwise

5
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

contemplated by the Basic Agreements, it will transfer to the Security Trustee any and all moneys from time to time received by the Company constituting part of the Collateral, for distribution by the Security Trustee pursuant to this Security Agreement and, if any Permitted Lease is then in effect, the Company hereby agrees to cause the applicable Permitted Lessee to transfer, promptly on receipt thereof, except as otherwise contemplated by the Basic Agreements, to the Security Trustee any and all moneys from time to time received by such Permitted Lessee constituting part of the Collateral, for distribution by the Security Trustee pursuant to this Security Agreement.
The Company does hereby warrant and represent that it has not sold, assigned or pledged, and hereby covenants that it will not sell, assign or pledge, so long as this Security Agreement shall remain in effect and the Lien hereof shall not have been released pursuant to the provisions hereof, any of its estate, right, title or interest hereby assigned, to any Person other than the Security Trustee, except as provided herein or in any other Basic Agreement.
The Company agrees that from time to time it will (or shall procure any Permitted Lessee to) duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents (including without limitation UCC continuation statements) reasonably requested by the Security Trustee as may be necessary to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Security Trustee the full benefits of the assignment hereunder and of the rights and powers herein granted; provided, that any instrument or other document so executed by Company will not expand any obligations or limit any rights of Company in respect of the transactions contemplated by the Basic Agreements and the Company shall not be required to deliver an Irrevocable De-registration and Export Request Authorization (it being agreed that an Irrevocable De-registration and Export Request Authorization shall (where available) be requested from a Permitted Lessee in connection with any permitted re-registration of the Aircraft outside of the United States).

6
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

ARTICLE III

COVENANTS OF THE COMPANY
Section 3.1    Liens. The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, its title thereto or any of its interest therein, except:
(a)    the respective rights of the Security Trustee, the Facility Agents and the Company as provided herein and in the other Basic Agreements, the Lien of this Security Agreement, the rights of each Lender under this Security Agreement, the Loan Agreement and the other Basic Agreements and the respective rights of the parties to the Related Basic Agreements;
(b)    the rights of others under agreements or arrangements to the extent expressly permitted by this Security Agreement (including, without limitation, the rights of any Permitted Lessee under a lease permitted hereunder);
(c)    Lender Liens, Facility Agent Liens and Security Trustee Liens;
(d)    Liens for Taxes that either are not yet overdue or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein;
(e)    materialmen’s, mechanics’, workers’, landlords’, repairmen’s, hangarkeeper’s, employees’ or other like Liens arising in the ordinary course of business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that either are not yet overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein;
(f)    Liens arising out of any judgment or award (i) for 60 days after the entry of such judgment or award (including any determination of an appeal or other judicial review); provided that during such 60 day period there is no material risk of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or the security interest of the Security Trustee therein or impair the Lien of this Security Agreement, or (ii) during an appeal or other proceeding for review regarding such judgment or award with respect to which there shall have been secured a stay of execution pending such appeal or other judicial review;

7
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(g)    any other Lien with respect to which the Company shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Security Trustee;
(h)    salvage or similar rights of insurers under insurance policies maintained pursuant to, or otherwise permitted by, Section 3.6; and
(i)    Liens approved in writing by the Security Trustee (acting on the instructions of the Controlling Creditor).
Liens described in clauses (a) through (i) above are referred to herein as “Permitted Liens.” The Company shall promptly, at its own expense, take (or cause to be taken) such action as may be necessary duly to discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time with respect to the Collateral.
Section 3.2    Possession, Operation and Use, Maintenance, Registration and Performance of Obligations under Basic Agreements.
(a)    Possession. The Company shall not, without the prior written consent of the Security Trustee acting on the instructions of the Controlling Creditor and each Material Original Lender (such consent not to be unreasonably withheld or delayed), lease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided that the Company or any Permitted Lessee may, so long as the action to be taken shall not deprive the Security Trustee of the perfected and enforceable Lien of this Security Agreement on the Airframe or (subject to the provisos of subsections (i) and (vii) of this Section 3.2(a)) any Engine, and in any event, so long as the Company shall comply with the provisions of Section 3.6, without the consent of the Security Trustee, any Facility Agent or any Lender:
(i)    subject the Airframe to normal interchange agreements or subject any Engine to normal interchange or pooling agreements or arrangements, in each case customary in the airline industry and entered into by the Company or such Permitted Lessee in the ordinary course of its business with any U.S. Air Carrier or with any “foreign air carrier” (as such term is defined in the Transportation Code) as to which there is in force a permit issued pursuant to the Transportation Code (49 U.S.C. §§41301-41306) or any successor provision that gives like authority; provided that (A) no such agreement or arrangement contemplates or requires the transfer of title to the Airframe and (B) if the Company’s title to such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be a Total Loss with respect to such Engine, and the Company shall comply with Section 3.5(b) in respect thereof;

8
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(ii)    deliver possession of the Airframe or any Engine to any organization for testing, service, repair, reconditioning, restoration, storage, maintenance, overhaul work or other similar purposes or for alterations, modifications or additions to the Airframe or such Engine to the extent required or permitted by the terms of this Security Agreement;
(iii)    [Reserved];
(iv)    subject the Airframe or any Engine to the CRAF Program or transfer possession of the Airframe or any Engine to the United States government in accordance with applicable laws, rulings, regulations or orders (including, without limitation, any transfer of possession pursuant to the CRAF Program); provided that the Company shall (or shall cause such Permitted Lessee to) (A)  promptly notify the Security Trustee upon transferring possession of the Airframe or such Engine pursuant to this clause (iv) and (B) in the case of a transfer of possession pursuant to the CRAF Program, within 10 Business Days thereof, notify the Security Trustee of the name and address of the responsible Contracting Officer Representative for the Military Airlift Command of the United States Air Force or other appropriate person to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;
(v)    install any Engine on any airframe owned by the Company (or such Permitted Lessee) free and clear of all Liens, except (A)  Permitted Liens and Liens that apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety) and (B) the rights of third parties under normal interchange agreements or pooling or similar arrangements that would be permitted under clause (i) above;
(vi)    install any Engine on an airframe leased to the Company (or such Permitted Lessee) or purchased or owned by the Company (or such Permitted Lessee) subject to a lease, conditional sale or other security agreement; provided that (A) such airframe is free and clear of all Liens except (1) the rights of the parties, or their successors and assigns, to the lease or conditional sale or other security agreement covering such airframe, and (2) Liens of the type permitted by clause (v) of this Section 3.2(a) and (B) either (1) the Company or such Permitted Lessee shall have obtained from the lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale or other security agreement covering such airframe), in form and substance reasonably satisfactory to the Security Trustee (it being understood that an agreement from such lessor, conditional vendor or secured party substantially in the form of the final sentence of the third to last paragraph of this Section 3.2(a) shall be deemed to be reasonably

9
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

satisfactory to the Security Trustee), whereby such lessor, conditional vendor or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to the Lien of this Security Agreement or (2) such lease, conditional sale or other security agreement provides that such Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement at any time while such Engine is subject to the Lien of this Security Agreement, notwithstanding the installation thereof on such airframe;
(vii)    install any Engine on an airframe leased to the Company (or such Permitted Lessee), or purchased or owned by the Company (or such Permitted Lessee) subject to a lease, conditional sale or other security agreement under circumstances where neither clause (v) nor clause (vi) of this Section 3.2(a) is applicable; provided that, if such installation results in the loss of perfection of the Security Trustee’s security interest in such Engine, such installation shall be deemed a Total Loss with respect to such Engine, and the Company shall comply with Section 3.5(b) in respect thereof, the Security Trustee not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Company with Section 3.5(b);
(viii)    lease the Airframe, any Engine, or the Airframe and the Engines or engines then installed on the Airframe to (A) any U.S. Air Carrier or (B) to any manufacturer (or its Affiliate acting under an unconditional guarantee of such manufacturer) of airframes or engines domiciled in the U.S.; provided that (x) no Event of Default shall have occurred and be continuing at the time any such lease is entered into and (y) in the case of any such lease with a term in excess of one year (including renewals and extensions), the Security Trustee shall have received a legal opinion in form and substance reasonably satisfactory to it from one or more reputable aviation counsel to (or selected by) the Controlling Creditor (such counsel to be reasonably satisfactory to the Company) to the effect that (I) such lease will be subject and subordinated to the Lien of the Security Trustee hereunder and the terms of such lease are legal, valid and binding, and enforceable against the proposed lessee under applicable law, subject only to exceptions on enforceability customary in the U.S., (II) the Security Trustee’s Lien on the Collateral remains an enforceable, first priority, perfected lien in the U.S. (including, inter alia, that all applicable registrations are made with the International Registry), and (III) the Security Trustee will be entitled to the benefits of Section 1110 with respect to Airframe and/or any Engine; and provided that the Company shall have paid or made provision reasonably satisfactory to the Security Trustee for the payment of all reasonable expenses (including reasonable attorneys’ fees) of the Security Trustee and the Lenders, if any, in connection with such lease; and

10
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(ix)    lease the Airframe, any Engine, or the Airframe and the Engines or engines then installed on the Airframe to (A) any foreign air carrier that is at the inception of such lease principally based in and a domiciliary of a country listed in Schedule I hereto with which the U.S. maintains normal diplomatic relations, (B) any manufacturer (or its Affiliate acting under an unconditional guarantee of such manufacturer) of airframes or engines domiciled in a country listed in Schedule I hereto, (C) any Government or (D) any foreign air carrier consented to in writing by the Security Trustee acting on the instructions of the Controlling Creditor and each Material Original Lender (such consent not to be unreasonably withheld or delayed); provided that that (x) no Event of Default shall have occurred and be continuing at the time such transfer of possession or any such lease is entered into and (y) the Security Trustee receives at the time of any such lease a legal opinion in form and substance reasonably satisfactory to it from one or more reputable aviation counsel to (or selected by) the Controlling Creditor (such counsel to be reasonably satisfactory to the Company) (such consent not to be unreasonably withheld or delayed) to the effect that (I) such lease will be subject and subordinated to the Lien of the Security Trustee hereunder and the terms of such lease are legal, valid and binding, and enforceable against the proposed lessee under applicable law, subject only to exceptions on enforceability customary in such country, (II) the Security Trustee’s Lien on the Collateral remains an enforceable, first priority, perfected Lien in such jurisdiction (including, inter alia, that all applicable registrations are made with the International Registry, if applicable), (III) there exist no possessory rights in favor of the lessee under such lease under the laws of the country in which such lessee is principally based that would, upon bankruptcy or insolvency of or other default by the Company, prevent the taking of possession of any such Engine or the Airframe and any such Engine or engine by the Security Trustee in accordance with and when permitted by the terms of Section 5.2 upon the exercise by the Security Trustee of its remedies under Section 5.2, and (IV) regarding such other matters customary for similar transactions in such jurisdiction as the Security Trustee shall reasonably request (including, inter alia, that all applicable registrations are made with the International Registry, if applicable); and provided that the Company shall have paid or made provision reasonably satisfactory to the Security Trustee for the payment of all reasonable expenses (including reasonable attorney’s fees) of the Security Trustee and the Lenders, if any, in connection with such lease;
provided that the rights of any lessee or other transferee (including a Permitted Lessee) who receives possession of the Aircraft, the Airframe or any Engine by reason of a transfer permitted by this Section 3.2(a) (other than the transfer of an Engine that is deemed a Total Loss) shall be subject and subordinate to, and any Permitted Lease shall be made expressly subject and subordinate to, the Security Trustee’s rights to repossess pursuant to Section 5.2 and to avoid, to the extent necessary, such lease upon such repossession, and the Company shall remain primarily liable hereunder for the performance and observance of all of the

11
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

terms and conditions of this Security Agreement to the same extent as if such lease or transfer had not occurred, and any such lease shall include provisions for the maintenance and insurance of the Aircraft, the Airframe or such Engine that satisfy in all material respect the requirements of the maintenance and insurance provisions set forth in this Agreement. No interchange agreement, pooling agreement, lease or other relinquishment of possession of the Airframe or any Engine shall in any way discharge or diminish any of the Company’s obligations hereunder or under any other Basic Agreement. The Company shall not lease the Airframe or any Engine to any air carrier if at the inception of the lease such carrier is subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws, unless consented to by the Controlling Creditor (such consent not to be unreasonably withheld or delayed). Any lease by the Company of the Aircraft (including any lease to a Permitted Lessee) shall prohibit the lessee thereunder from subleasing the Aircraft; provided, however, that if the lease is to the Airframe Manufacturer or the Engine Manufacturer (or any Affiliate thereof acting under an unconditional guarantee of the Airframe Manufacturer or the Engine Manufacturer, as applicable) such lease is not required to so prohibit the Airframe Manufacturer, Engine Manufacturer or such Affiliate thereof from subleasing the Aircraft in accordance with the terms hereof (but shall prohibit any further subleasing). The Company shall, upon entering into a lease of the Airframe or Engines and simultaneously with the delivery of the any legal opinion to the Security Trustee pursuant to Sections 3.2(a)(viii) and 3.2(a)(ix), notify the Security Trustee of the identity of the lessee and the term of such lease and shall provide a copy of such lease agreement to the Security Trustee, and to any Lender upon request therefrom (in either case, with economic and financial provisions and information deleted therefrom if the Company shall so choose). The Company shall deliver to the Security Trustee a certificate of the Permitted Lessee’s insurance broker consistent with Section 3.6 and naming the Security Trustee (in its individual capacity and as Security Trustee), the Facility Agents and each Lender (and each of their respective successors, assigns, affiliates, shareholders, subsidiaries, directors, officers, agents and employees) as additional insureds prior to such Permitted Lessee taking possession of the Aircraft.
The Security Trustee, each of the Facility Agents and each of the Lenders hereby agree, for the benefit of the lessor, conditional vendor or secured party of any airframe or engine leased to the Company (or any Permitted Lessee) or purchased or owned by the Company (or any Permitted Lessee) subject to a lease, conditional sale or other security agreement, that the Security Trustee, each of the Facility Agents and each of the Lenders will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in (A) any engine or engines owned by the lessor under such lease or subject to a security interest in favor of the conditional vendor or secured party under such lease, conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease or conditional sale or other security agreement or (B) any airframe owned by the lessor under such lease or subject to a security interest in favor of the conditional vendor or secured

12
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

party under such lease, conditional sale or other security agreement as the result of any Engine being installed on such airframe at any time while such airframe is subject to such lease or conditional sale or other security agreement.
The Company shall assign each lease permitted under Sections 3.2(a)(viii) and 3.2(a)(ix) with a term in excess of one year (including renewals and extensions) to the Security Trustee as additional security for the obligations secured by the Collateral, which assignment shall provide that so long as no Event of Default shall have occurred and be continuing, all payments made under such lease shall be paid to the Company and, during any period when an Event of Default shall have occurred and be continuing, shall be paid to the Security Trustee to be applied against secured obligations that are due and payable or held as additional collateral hereunder for the obligations secured by the Collateral. Unless an Event of Default shall have occurred and be continuing, the Company shall be entitled to exercise all rights as lessor under any such lease, including with respect to any consent rights thereunder, any amendment thereto or any defaults thereunder (so long as the exercise of such rights does not violate the Company’s obligations under this Security Agreement).
The Security Trustee acknowledges that any “wet lease” or other similar arrangement under which the Company maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 3.2(a).
The Company will, upon the request of the Security Trustee, but no more than twice in any calendar year, provide the Security Trustee with reasonable information relating to the location and condition of the Airframe and Engines, including, but not limited to, the manufacturer’s serial numbers and the name of any lessors of any airframe on which the Engines are installed, the name of any permitted lessee and the state of registration of the Aircraft.
(b)    Operation and Use. The Company agrees that the Aircraft will not be maintained, used, serviced, repaired or operated in violation of any law, rule, regulation or order of any government of any country having jurisdiction over the Aircraft or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such government; provided that the Company shall not be in default under this sentence if it is not possible for it (or any Permitted Lessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered); provided, further, that the Company shall promptly and diligently provide written notice to the Security Trustee of the occurrence of such conflict and the steps it deems reasonable to resolve or avoid such conflict, and the Company shall take such steps to resolve or avoid such conflict (or cause such steps to be taken) including, if necessary and so deemed reasonable, the removal of the Aircraft from such other jurisdiction other than the United States (or other than the jurisdiction in which

13
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

the Aircraft is then registered) creating the conflict; and provided, further, that, to the extent the Company or any Permitted Lessee is contesting in good faith the validity or application of any such law, rule, regulation or order in any manner that does not involve any material risk of sale, forfeiture or loss of the Aircraft or the Security Trustee’s interest therein, the Company will not be in default under, or be required to take any action set forth in, this sentence. The Company will not operate the Aircraft, or permit the Aircraft to be operated or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 3.6 or (ii) in any war zone or recognized or, in the reasonable judgment of the Company, threatened area of hostilities unless covered by war risk insurance in accordance with Section 3.6, unless in either clause (i) or (ii), (x) indemnification complying with Section 3.6(a) and (b) has been provided by a Government or (y) the Aircraft is only temporarily located in such area as a result of an isolated occurrence or isolated series of occurrences attributable to hijacking, medical emergency, equipment malfunction, weather conditions, navigational error or other similar unforeseen circumstances and the Company or such Permitted Lessee is using its good faith efforts promptly to remove the Aircraft from such area.
(c)    Maintenance. The Company shall maintain, service, repair and overhaul the Aircraft (or cause the same to be done) in accordance with a maintenance program (as approved by the FAA) for Airbus A32[●]-200 aircraft (or at the Company’s option, in accordance with the aircraft maintenance standards for Airbus A32[●]-200 aircraft approved by (i) the EASA or the JAA, (ii) the central civil aviation authority of any of Australia, Canada, France, Germany, Japan, The Netherlands, New Zealand or the United Kingdom or (iii) any other country with the prior written consent of the Security Trustee (acting on the consent of the Controlling Creditor (such consent not to be unreasonably withheld or delayed)) and in the same manner and with the same care used with respect to similar aircraft and engines owned and operated by the Company or, during the term of any lease of such Aircraft permitted under this Security Agreement, in the same manner and with the same care used with respect to similar aircraft and engines operated by the Permitted Lessee and, in each case, utilized in similar circumstances, so as to keep the Aircraft in as good operating condition as on the Advance Date, ordinary wear and tear excepted, and in such condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times (other than during temporary periods of storage, during maintenance or modification permitted hereunder or during periods of grounding by applicable governmental authorities except where such periods of grounding are the result of the failure by the Company or any Permitted Lessee to maintain the Aircraft as otherwise required herein) under the Transportation Code, during such periods in which the Aircraft is registered under the laws of the United States, or, if the Aircraft is registered under the laws of any other jurisdiction, the applicable laws of such jurisdiction. The Company shall maintain or cause to be maintained in the English language all records, logs and other materials required to be maintained in respect of the Aircraft by the appropriate authorities in the jurisdiction where the Aircraft is registered.

14
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(d)    Identification of Security Trustee’s Interest. The Company agrees to affix as promptly as practicable and no later than five (5) Business Days after the Advance Date and thereafter to maintain in the cockpit of the Aircraft, in a clearly visible location, and (if not prevented by applicable law or regulations or by any government) on each Engine, a nameplate bearing the inscription “SUBJECT TO A MORTGAGE AND SECURITY AGREEMENT IN FAVOR OF WILMINGTON TRUST COMPANY, AS SECURITY TRUSTEE” (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Security Trustee).
(e)    Registration. The Company shall cause the Aircraft to remain duly registered, under the laws of the United States, in the name of the Company; provided that the Security Trustee shall, at the Company’s expense, execute and deliver all such documents as the Company or any Permitted Lessee may reasonably request for the purpose of continuing such registration; provided, further, that, in connection with a Permitted Lease or the Company’s or its Affiliate’s operations, the Company may at any time, upon thirty (30) prior days written notice to the Security Trustee, at no expense or liability to the Lenders, the Facility Agents or the Security Trustee, register the Aircraft or permit the Aircraft to be registered under the applicable statutes of any country listed on Schedule I, or under the laws of any other foreign country if the Controlling Creditor and each Material Original Lender shall have consented to such country (such consent not to be unreasonably withheld or delayed), in the name of the Company or of any nominee of the Company, or, if required by applicable law, in the name of any other Person (and, following any such foreign registration, may cause the Aircraft to be re-registered under the laws of the United States); provided, further, that no such re-registration shall occur unless prior to any such change in the country of registry of the Aircraft the following conditions are met, or are waived by the Security Trustee (acting on the consent of the Controlling Creditor and each Material Original Lender (such consent not to be unreasonably withheld or delayed)):
(i)    no Event of Default shall have occurred and be continuing at the effective date of the change in registration; provided that it shall not be necessary to comply with this condition if the change in registration results in the registration of such Aircraft under the laws of the United States or if the Controlling Creditor and each Material Original Lender consent to such change in registration;
(ii)    the Security Trustee shall have received a legal opinion on or prior to the date of such change in the country of registry of the Aircraft from one or more counsel to (or selected by) the Controlling Creditor (such counsel to be reasonably satisfactory to the Company) to the effect that:
(A)    after giving effect to such change in registration, the Lien of this Security Agreement shall continue as an enforceable, first priority Lien and shall be duly perfected Of Record in the new country of

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Aircraft Security Agreement (N●)

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Exhibit 10.1

registration and that all filing, recording or other action necessary to perfect the Lien of this Security Agreement has been accomplished, including, but not limited to, any applicable Cape Town registrations (or if such opinion cannot be given at such time, (x) the opinion shall detail what filing, recording or other action is necessary and (y) the Security Trustee shall have received a certificate from a Responsible Officer of the Company that all necessary preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall promptly be delivered to the Security Trustee on or prior to the effective date of such change in registration, if such filings, recordings and other actions may be made prior to registration in such country, or, if such filings, recordings and other actions may not be made prior to registration in such country, promptly thereafter),
(B)    the terms of this Security Agreement are legal, valid and binding and enforceable in such country (subject only to exceptions customary in such country, provided that, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and to general principles of equity, any applicable laws limiting the remedies provided in Section 5.2 of this Security Agreement do not in the opinion of such counsel make the remedies provided in Section 5.2 of this Security Agreement inadequate for the practical realization of the rights and benefits provided thereby),
(C)    there are no requirements that the Security Trustee must meet to maintain the enforceability, priority and perfection of the Lien of this Security Agreement under the laws of such country (or, if such opinion cannot be given, the opinion shall detail such requirements and the Company shall cause each of them to be met),
(D)    all approvals or consents of any government in such country having jurisdiction required for such change in registration shall have been duly obtained and shall be in full force,
(E)    it is not necessary, solely as a consequence of the change in registration and without taking into consideration any other activity of the Security Trustee, any Facility Agent or any Lender, for the Security Trustee, any Facility Agent or any Lender (other than as a mortgagee or lender, as the case may be, as contemplated by the Basic Agreements) to qualify to do business in such country, and

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(F)    unless the Company has agreed to provide insurance covering the risk of requisition of use of the Aircraft by the government of such country for so long as the Aircraft is registered under the laws of such country, the laws of such country require fair compensation by the government of such country for the loss of use of the Aircraft in the event of the requisition by such government of such use; and
(G)    regarding such other matters, customary in such jurisdiction, as the Security Trustee shall reasonably request.
(iii)    (A) the insurance required to be maintained by this Security Agreement will be in full force and effect after giving effect to such change in registration and the Security Trustee shall have received a certificate of the Company’s or Permitted Lessee’s insurance broker to such effect on or prior to the date of such change in the country of registry of the Aircraft, (B) the Security Trustee or the Company shall have agreed to meet the requirements, if any, detailed in the opinion described in Section 3.2(e)(ii)(A) above, and (C) the Lenders shall have received assurances reasonably satisfactory to the Controlling Creditor (which may include a legal opinion) to the effect that such country would provide substantially equivalent protection for the rights of lenders in similar transactions as provided under United States law then in effect (except that in the absence of restrictions under the laws of such country on rights and remedies of lessors and secured parties similar to those imposed by Sections 362 and 363 of the United States Bankruptcy Code of 1978, as amended (11 U.S.C. § 1110), rights and remedies similar to those available under Section 1110 shall not be required);
(iv)    on or prior to the date of such change in the country of registry of the Aircraft, the Company shall have provided assurances reasonably satisfactory to the Security Trustee (acting on the instructions of the Controlling Creditor) (which may include a legal opinion) that such re-registration will not result in the imposition by such country of any Taxes on the Security Trustee or any Lender in connection with or relating to the transactions contemplated by this Security Agreement that would not have been imposed but for such re-registration and for which the Company is not required to indemnify under Section 2.9 of the Loan Agreement, unless the Company agrees to indemnify the Security Trustee and the Lenders for such Taxes; and
(v)    the Company shall have paid or made provision reasonably satisfactory to the Security Trustee for the payment of all reasonable expenses (including reasonable attorneys’ fees) of the Security Trustee and the Lenders in connection with such change in registration.

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(f)    Performance of Obligations under Basic Agreements. The Company agrees to perform its obligations under the Basic Agreements.
Section 3.3    Inspection; Financial Information.
(a)    Inspection. At all reasonable times, but upon at least 30 days’ prior written notice to the Company (unless an Event of Default has occurred and is continuing, in which case no prior written notice is required), the Security Trustee or its authorized representative (which may be a Lender) designated in writing by the Security Trustee (the “Inspection Representative”) to act in lieu of the Security Trustee under this Section 3.3 (provided that only one Inspection Representative may be designated at any time, except during the occurrence and continuation of an Event of Default, in which case up to three (3) Inspection Representatives may be designated) may, subject to the other conditions of this Section 3.3(a), inspect the Aircraft and may inspect the books and records of the Company or, if a Permitted Lease is then in effect, the applicable Permitted Lessee, in each case, required to be maintained by the FAA or the applicable government of another jurisdiction in which the Aircraft is then registered relating to the maintenance of the Aircraft; provided that (i) the Security Trustee or such Inspection Representative(s), as the case may be, shall, either be fully insured at no cost to the Company or any Permitted Lessee in a manner satisfactory to the Company with respect to any risks to such Inspection Representative(s) incurred in connection with any such inspection or shall provide to the Company and any Permitted Lessee a written release satisfactory to the Company with respect to such risks to such Inspection Representative(s), (ii) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (iii) any such inspection of the Aircraft shall be a visual, walk-around inspection of the interior and exterior of the Aircraft and shall not include opening any panels, bays or the like without the Company’s express written consent, which consent the Company may in its sole discretion withhold, and (iv) no exercise of such inspection right shall (unless an Event of Default has occurred and is continuing, in which case the Security Trustee and Inspection Representatives agree to use their best efforts not to) interfere with the use, operation or maintenance of the Aircraft by, or the business of, either the Company or such Permitted Lessee and neither the Company nor such Permitted Lessee shall be required to undertake or incur any additional liabilities in connection therewith; provided that if an Event of Default has occurred and is continuing (x) any such inspection may be made without the prior written notice to the Company and shall be at the cost and expense of the Company and (y) the Security Trustee may designate up to three (3) Inspection Representatives. All information obtained in connection with any such inspection of the Aircraft and such books and records shall be Confidential Information and shall be treated by the Security Trustee and the Inspection Representative(s) in accordance with the provisions of Section 11.14. Any inspection pursuant to this Section 3.3(a) shall be at the sole risk (including, without limitation, any risk of personal injury or death) and, provided no Event of Default shall have occurred and be continuing, expense of the Security

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Trustee or Inspection Representative(s) making such inspection. The Company will, upon the request of the Security Trustee or the Inspection Representative(s), as the case may be, at any time, notify the Security Trustee or Inspection Representative(s), as the case may be, of the time and location of the next scheduled heavy maintenance visit to be conducted by the Company or any Permitted Lessee in respect of the Aircraft; provided that the Company or such Permitted Lessee shall have the right in its sole discretion to cancel, reschedule or change the location of any maintenance visit of which it shall have notified the Security Trustee or Inspection Representative(s), as the case may be, pursuant to this sentence, the Company hereby agreeing to use reasonable efforts to notify such Security Trustee or Inspection Representative(s), as the case may be, of any such rescheduling or change. Neither the Security Trustee, any Lender nor any Inspection Representative(s) shall have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Except during the continuance of an Event of Default, all inspections by the Security Trustee or the Inspection Representative(s), as the case may be, provided for under this Section 3.3(a) shall be limited to one inspection during any calendar year.
(b)    [Reserved.]
Section 3.4    Replacement and Pooling of Parts; Alterations, Modifications and Additions; Substitution of Engines.
(a)    Replacement of Parts. The Company will promptly replace (or cause to be replaced) all Parts that may from time to time be incorporated or installed in or attached to the Airframe or any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered permanently unfit for use for any reason whatsoever, except as otherwise provided in Section 3.4(c) or if the Airframe or an Engine to which a Part relates has suffered a Total Loss. In addition, the Company or any Permitted Lessee may remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered permanently unfit for use; provided that the Company, except as otherwise provided in Section 3.4(c), will replace such Parts (or cause such Parts to be replaced) as promptly as practicable. All replacement parts (other than Excluded Equipment) (“Replacement Parts”) shall be free and clear of all Liens (except for Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis (“Emergency Parts”)) and shall have a value and utility at least equal (but in any event without regard to hours or cycles (except with respect to landing gear (taken as an entire unit and not as to constituent parts thereof) and any auxiliary power unit (taken as an entire unit and not as to constituent parts thereof), which shall take into account hours and cycles)) to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. Except as otherwise provided in Section 3.4(c), all Parts at any time removed from the Airframe or any Engine shall remain

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

subject to the Lien of this Security Agreement no matter where located until such time as such Parts shall be replaced by parts that have been incorporated or installed in or attached to the Airframe or such Engine and that meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided (except in the case of Emergency Parts), without further act, (i) the replaced Part shall thereupon be free and clear of all rights of the Security Trustee and of the Lien of this Security Agreement and shall no longer be deemed a Part hereunder and (ii) such Replacement Part shall become a Part subject to the Lien of this Security Agreement and be deemed a Part of the Airframe or such Engine for all purposes to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine. Upon request of the Company from time to time, and at the Company’s cost and expense, the Security Trustee shall execute and deliver to the Company such instrument supplied to it by the Company releasing any such released Part from the Lien of this Security Agreement. Any Emergency Part shall be replaced by the Company or any Permitted Lessee as promptly as practicable with a part that will be a Part satisfying the requirements for a Replacement Part set forth above.
(b)    Pooling of Parts. Any Part removed from the Airframe or any Engine as provided in Section 3.4(a) may be subjected by the Company or a Person permitted to be in possession of the Aircraft to a pooling arrangement customary in the airline industry entered into in the ordinary course of the Company’s or such Person’s business; provided that a part meeting the requirements for Replacement Parts under Section 3.4(a) shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Section 3.4(a) promptly after the removal of such removed Part. In addition, any Replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 3.4(a) may be owned by any third party subject to such a pooling arrangement; provided that the Company at its expense, as promptly thereafter as practicable, either (i) causes title to such Replacement Part to vest in the Company free and clear of all Liens (except Permitted Liens) and thereupon become a Part subject to the Lien of this Security Agreement or (ii) replaces or causes to be replaced such Replacement Part (or causes such Replacement Part to be replaced) by incorporating or installing in or attaching to the Airframe or such Engine a further Replacement Part in the manner contemplated by Section 3.4(a) whereupon such further Replacement Part shall become a Part subject to the Lien of this Security Agreement.
(c)    Alterations, Modifications and Additions. The Company will make (or cause to be made) such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the applicable requirements of the FAA or any applicable governmental authority of any other jurisdiction in which the Aircraft may then be registered; provided, however, that the Company or any Permitted Lessee may, in good faith, contest the validity or application of any such requirement in any manner that does not involve any material risk of sale, loss or forfeiture of the Aircraft or the interest of

20
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

the Security Trustee therein. In addition, the Company or any Permitted Lessee, at its own expense, may from time to time add further parts or accessories and make or cause to be made such alterations and modifications in and additions to the Airframe or any Engine as the Company or such Permitted Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal (without replacement) of Parts which the Company or such Permitted Lessee deems to be obsolete or no longer suitable or appropriate for use on the Airframe or Engine (for purposes of this Section 3.4(c) called “Obsolete Parts”); provided that no such alteration, modification, addition or removal shall materially diminish the value or utility of the Airframe or such Engine, or impair the condition or airworthiness thereof, below its value, condition, utility or airworthiness immediately prior to such alteration, modification, addition or removal, assuming that the Airframe or such Engine was then in the condition required to be maintained by the terms of this Security Agreement, except that the value (but not the condition, utility or airworthiness) of the Aircraft may be reduced by the value of the Obsolete Parts which shall have been removed, if the aggregate value of all such Obsolete Parts removed from the Aircraft and not replaced shall not exceed the threshold amount to be agreed by the parties. All parts (other than Excluded Equipment) incorporated or installed in or attached or added to the Airframe or any Engine as the result of such alteration, modification or addition (and all parts in replacement of, or substitution for, any such parts in accordance with the foregoing) (“Additional Parts”) shall, without further act, be Parts subject to the Lien of this Security Agreement. Notwithstanding the foregoing, the Company or any Permitted Lessee may, at any time, remove any Additional Part from the Airframe or any Engine if such Part: (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine on the Advance Date or any Part in replacement of, or substitution for, any such Part, (ii) is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the first sentence of this Section 3.4(c) or (iii) can be removed from the Airframe or such Engine without materially diminishing the value, condition, utility or airworthiness required to be maintained by the terms of this Security Agreement that the Airframe or such Engine would have had at such time of removal had such Part never been installed on the Airframe or such Engine. Upon the removal by the Company or such Permitted Lessee of any Part as permitted by this Section 3.4(c), such removed Part shall, without further act, be free and clear of all rights and interests of the Security Trustee and the Lien of this Security Agreement and shall no longer be deemed a Part hereunder. Upon request of the Company from time to time, and at the Company’s cost and expense, the Security Trustee shall execute and deliver to the Company such instrument supplied to it by the Company releasing any such released Part from the Lien of this Security Agreement.
(d)    Substitution of Engines. So long as no Event of Default shall have occurred and be continuing, the Company shall have the right at its option at any time, on at least 30 days’ prior written notice to the Security Trustee, to substitute a Replacement Engine for any Engine. In such event, and prior to the date of such substitution, the Company shall

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

replace such Engine hereunder by complying with the terms of Section 3.5(b) to the same extent as if a Total Loss had occurred with respect to such Engine.
(e)    Excluded Equipment. The Company (or any Permitted Lessee) may install in, and remove from, the Aircraft any Excluded Equipment, and in any such case, the Security Trustee will not acquire or claim any right, title or interest in any such Excluded Equipment as a result of its installation on the Aircraft; provided that in connection with any removal of Excluded Equipment, the Company (or such Permitted Lessee) shall repair any damage to the Aircraft caused by such removal and shall restore the applicable areas from which such Excluded Equipment was removed to a serviceable condition appropriate for commercial passenger service by the Company (or such Permitted Lessee).
Section 3.5    Loss, Destruction or Requisition.
(a)    Total Loss with Respect to the Airframe. Upon the occurrence of a Total Loss with respect to the Airframe or the Airframe and any Engine then installed thereon, the Company shall forthwith (and, in any event, within fifteen (15) days after the determination of such occurrence) give the Security Trustee written notice of such Total Loss, and, within 60 days after the determination of such occurrence, the Company shall give the Security Trustee written notice of its election to perform one of the following options (it being agreed that if the Company shall not have given such notice of election within such 60-day period, the Company shall be deemed to have elected to perform the option set forth in the following clause (ii)). The Company may elect either to:
(i)    on or before the Loss Payment Date substitute, as replacement for the Airframe or Airframe and Engines with respect to which a Total Loss has occurred, a Replacement Airframe (together with a number of Replacement Engines equal to the number of Engines, if any, with respect to which the Total Loss occurred), such Replacement Airframe and Replacement Engines to be free and clear of all Liens (other than Permitted Liens); provided that if the Company shall not perform its obligation to effect such substitution under this clause (i) on or prior to the Loss Payment Date, then the Company shall no later than on such Loss Payment Date prepay the Notes in full in accordance with Section 2.4(a) of the Loan Agreement; or
(ii)    on or before such Loss Payment Date, prepay the then outstanding Notes in full in accordance with Section 2.4(a) of the Loan Agreement.
The “Loss Payment Date” with respect to a Total Loss means the Business Day next succeeding the 90th day following the date of the determination of such Total Loss.
If the Company elects to substitute a Replacement Airframe (or a Replacement Airframe and one or more Replacement Engines, as the case may be) the Security Trustee shall hold

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

any insurance proceeds relating to such Total Loss received prior to the Loss Payment Date, pursuant to Section 3.6(d) hereof. The Company may utilize such funds on deposit pursuant to Section 3.6(d) to purchase the Replacement Airframe and Replacement Engines, if any, necessary to comply with the terms of this Section 3.5(a). The amounts held by the Security Trustee as collateral security for the Company’s obligations on Loss Payment Date, together with interest or other earnings on such amounts shall be applied by the Security Trustee on such date (to the extent not in excess of the amount then due and owing by the Company) in accordance with Section 4.2 of the Intercreditor Agreement and, to the extent of such application and payment, shall reduce the amount required to be paid by the Company on such payment date. To the extent, if any, that such amounts held by the Security Trustee as collateral security, together with interest and earnings thereon, exceed the amounts payable by the Company pursuant to the second preceding sentence, the Security Trustee shall, after application of such excess amounts to any amounts payable by the Company pursuant to the immediately succeeding paragraph and so long as no Material Default or Event of Default shall have occurred and be continuing, pay to the Company any such excess amounts. If the Company does not elect to substitute a Replacement Airframe (or a Replacement Airframe and one or more Replacement Engines, as the case may be) any insurance proceeds received prior to the Loss Payment Date shall upon expiry of the election to make such substitution be applied in accordance with Section 3.6(d)(ii).
If the Company elects to substitute a Replacement Airframe (or a Replacement Airframe and one or more Replacement Engines, as the case may be) the Company shall, at its sole expense, not later than the Loss Payment Date, (A) cause (i) a Security Agreement Supplement or such other requisite documents or instruments for such Replacement Airframe and Replacement Engines, if any, to be delivered to the Security Trustee for execution and, upon such execution, to be filed for recordation pursuant to the Transportation Code or the applicable laws of such other jurisdiction in which the Aircraft may then be registered, (ii) the International Interest under this Security Agreement and the Security Agreement Supplement in such Replacement Airframe and Replacement Engines, if any, to be registered on the International Registry as an International Interest and (iii) if the Company acquired such Replacement Airframe or Replacement Engines, if any, after February 28, 2006, such acquisition by it to be registered on the International Registry as a “contract of sale”, (B) cause a financing statement or statements with respect to the Replacement Airframe and Replacement Engines, if any, to be filed in such place or places as necessary in the United States and cause other requisite documents or instruments to be filed in such place or places as necessary in such other jurisdiction in which the Aircraft may then be registered, in order to perfect the Security Trustee’s interest therein, (C) furnish the Security Trustee with an opinion of the Company’s counsel (which may be the Company’s General Counsel, a Deputy General Counsel or an Associate General Counsel or such other internal counsel to the Company as the Company may determine (which other internal counsel shall be reasonably satisfactory to the Controlling Creditor)) addressed to the Security Trustee and to each of the Lenders, to the effect that, upon such replacement, such

23
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Replacement Airframe and Replacement Engines, if any, will be subject to the Lien of this Security Agreement (which shall be a first Lien Of Record on the FAA registry (or such other aircraft registry of the country in which the Aircraft may then be registered) and the International Registry, subject in each case to Permitted Liens which, if Of Record on the FAA registry (or such other aircraft registry) and/or the International Registry, rank behind such first Lien), (D) furnish the Security Trustee with a certificate signed by a Responsible Officer of the Company certifying that, upon consummation of such replacement, no Event of Default will exist hereunder, (E) furnish the Security Trustee with a certificate of a third-party aircraft engineer or a desk-top appraisal from a third-party appraiser, certifying or indicating that such Replacement Airframe has a maintenance-adjusted appraised market value at least equal to, and any Replacement Engines have a market value and utility at least equal to (taking into account hours and cycles on such Replacement Engines), and a year of manufacture no earlier than, the Airframe and Engines, if any, so replaced, assuming the Airframe and such Engines were in the condition and repair required by the terms hereof immediately prior to the occurrence of such Total Loss and that such Replacement Airframe has a year of manufacture no earlier than the Airframe so replaced, (F) furnish the Security Trustee with evidence of compliance with the insurance provisions of Section 3.6 with respect to such Replacement Airframe and Replacement Engines, if any, (G) furnish the Security Trustee with an opinion of the Company’s counsel (which may be the Company’s General Counsel, a Deputy General Counsel or an Associate General Counsel or such other internal counsel to the Company as the Company may determine (which other internal counsel shall be reasonably satisfactory to the Controlling Creditor)) to the effect that the Security Trustee will be entitled to the benefits of Section 1110 with respect to such Replacement Airframe and Replacement Engines, if any; provided that (i) such opinion need not be delivered to the extent that the benefits of Section 1110 were not, by reason of a change in law or governmental or judicial interpretation thereof, available to the Security Trustee with respect to the Aircraft immediately prior to such substitution and (ii) such opinion may contain qualifications and assumptions of the tenor contained in the opinion of the Company’s counsel delivered pursuant to Section 3.1(g) of the Loan Agreement on the Advance Date and such other qualifications and assumptions as shall at the time be customary in opinions rendered in comparable circumstances, and (H) furnish the Security Trustee with a copy of a bill of sale (or other evidence) reflecting the Company’s title to such Replacement Airframe and Replacement Engines, if any. In addition, to the extent any manufacturer’s warranties relating to such Replacement Airframe are assignable, the Company will use its reasonable efforts to assign the same to the Security Trustee to the same extent as the warranties of the Airframe Manufacturer are assigned hereunder. In the case of each Replacement Airframe and Replacement Engine, if any, subjected to the Lien of this Security Agreement under this Section 3.5(a), promptly upon the registration of such Replacement Aircraft and the recordation of the Security Agreement Supplement covering such Replacement Airframe and Replacement Engines, if any, pursuant to the Transportation Code (or pursuant to the applicable law of such other jurisdiction in which such Replacement Airframe and Replacement Engines, if any, are to be registered), and the registration on the

24
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

International Registry described in clause (A) above, the Company will cause to be delivered to the Security Trustee (1) an opinion of the Company’s counsel (which may be the Company’s General Counsel, a Deputy General Counsel or an Associate General Counsel or such other internal counsel to the Company as the Company may determine (which other internal counsel shall be reasonably satisfactory to the Controlling Creditor)) addressed to the Security Trustee, the Facility Agents and the Lenders as to the due registration of such Replacement Aircraft and the due recordation of such Security Agreement Supplement or such other requisite documents or instruments and the validity, enforceability and perfection of the security interest in such Replacement Airframe and the Replacement Engines, if any, granted to the Security Trustee under this Security Agreement and (2) an opinion of Aviation Counsel as to such registration, recordation and perfection.
For all purposes hereof, upon the attachment of the Lien of this Security Agreement thereto, such Replacement Airframe and Replacement Engines, if any, shall become part of the Collateral, such Replacement Airframe shall be deemed an “Airframe” as defined herein, and each such Replacement Engine, if any, shall be deemed an “Engine” as defined herein. Upon such attachment of the Lien of this Security Agreement, the Security Trustee shall execute and deliver to the Company an appropriate instrument releasing such replaced Airframe and Engines, if any, installed thereon at the time such Total Loss occurred, all proceeds (including, without limitation, insurance proceeds), the Warranty Rights in respect of such replaced Airframe and Engines, if any, and all rights relating to the foregoing from the Lien of this Security Agreement and assigning to the Company all claims against third Persons for damage to or loss of such replaced Airframe and Engines, if any, arising from the Total Loss, and will take such actions as may be requested by the Company or the Security Trustee to cancel or release any International Interest of the Security Trustee registered with the International Registry in relation to such replaced Airframe and Engines, if any, with respect to which such Total Loss occurred.
In the event that, after a Total Loss, the Company performs the option set forth in clause (ii) of the first paragraph of this Section 3.5(a), the Security Trustee shall execute and deliver to the Company an appropriate instrument releasing the Aircraft subject to such Total Loss, all proceeds (including, without limitation, insurance proceeds), the Warranty Rights in respect of the Aircraft and all rights relating to the foregoing from the Lien of this Security Agreement and assigning to the Company all claims against third Persons for damage to or loss of the Airframe and Engines arising from the Total Loss, and will take such actions as may be requested by the Company or the Security Trustee to cancel or release any International Interest of the Security Trustee registered with the International Registry in relation to the Airframe and Engines, if any, with respect to which such Total Loss occurred.
(b)    Total Loss with Respect to an Engine. Upon the occurrence of a Total Loss with respect to an Engine under circumstances in which there has not occurred a Total Loss

25
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

with respect to the Airframe, the Company shall give the Security Trustee prompt written notice thereof and shall, within 90 days after the determination of the occurrence of such Total Loss, cause to be subjected to the Lien of this Security Agreement, as replacement for such Engine with respect to which such Total Loss occurred, a Replacement Engine free and clear of all Liens (other than Permitted Liens) and having a market value and utility at least equal to (taking into account hours and cycles on such Engine), and being in as good operating condition as, such Engine with respect to which such Total Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Total Loss.
Prior to or at the time of any replacement under this Section 3.5(b), the Company will (i) cause (x) a Security Agreement Supplement covering such Replacement Engine to be delivered to the Security Trustee for execution and, upon such execution, to be filed for recordation pursuant to the Transportation Code or the applicable laws of such other jurisdiction in which the Aircraft may be registered, (y) the International Interest under this Security Agreement and such Security Agreement Supplement in such Replacement Engine to be registered on the International Registry as an International Interest and (z) if the Company acquired such Replacement Engine after February 28, 2006, such acquisition by it to be registered on the International Registry as a “contract of sale”, (ii) cause a financing statement or statements with respect to such Replacement Engine to be filed in such place or places as necessary in the United States and cause other requisite documents or instruments to be filed in such place or places as necessary in such other jurisdiction in which the Aircraft may then be registered, in order to perfect the Security Trustee’s interest therein, (iii) furnish the Security Trustee with an opinion of the Company’s counsel (which may be the Company’s General Counsel, a Deputy General Counsel or an Associate General Counsel or such other internal counsel to the Company as the Company may determine (which other internal counsel shall be reasonably satisfactory to the Controlling Creditor)) addressed to the Security Trustee and to each of the Lenders, to the effect that, upon such replacement, such Replacement Engine will be subject to the Lien of this Security Agreement (which shall be a first Lien Of Record on the FAA registry (or such other aircraft registry of the country in which the Aircraft may then be registered) and the International Registry, subject in each case to Permitted Liens which, if Of Record on the FAA registry (or such other aircraft registry) and/or the International Registry, rank behind such first Lien), (iv) furnish the Security Trustee with evidence of compliance with the insurance provisions of Section 3.6 hereof with respect to such Replacement Engine and (v) furnish the Security Trustee with a copy of a bill of sale (or other evidence) reflecting the Company’s title to such Replacement Engine. In the case of each Replacement Engine subjected to the Lien of this Security Agreement under this Section 3.5(b), promptly upon the recordation of the Security Agreement Supplement or such other requisite documents or instruments covering such Replacement Engine pursuant to the Transportation Code (or pursuant to the applicable law of such other jurisdiction in which the Aircraft is registered) and the registration on the International Registry described in clause (i) above, the Company will cause to be delivered

26
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

to the Security Trustee (1) an opinion of counsel to the Company (which may be the Company’s General Counsel, a Deputy General Counsel or an Associate General Counsel or such other internal counsel to the Company as the Company may determine (which other internal counsel shall be reasonably satisfactory to the Controlling Creditor)) addressed to the Security Trustee and the Lenders as to the due recordation of such Security Agreement Supplement or such other requisite documents or instruments and the validity and perfection of the security interest in the Replacement Engine granted to the Security Trustee under this Security Agreement and (2) an opinion of Aviation Counsel as to such registration, recordation and perfection. For all purposes hereof, upon the attachment of the Lien of this Security Agreement thereto, the Replacement Engine shall become part of the Collateral and shall be deemed an “Engine” as defined herein. Upon such attachment of the Lien of this Security Agreement, the Security Trustee shall execute and deliver to the Company an appropriate instrument releasing such replaced Engine, any proceeds (including, without limitation, insurance proceeds), the Warranty Rights in respect of such replaced Engine and all rights relating to any of the foregoing from the Lien of this Security Agreement and assigning to the Company all claims against third Persons for damage to or loss of such Engine arising from the Total Loss, and will take such actions as may be requested by the Company or the Security Trustee to cancel or release any International Interest of the Security Trustee registered with the International Registry in relation to the Engine with respect to which such Total Loss occurred.
(c)    Application of Payments for Total Loss from Requisition of Title or Use. Any payments (other than insurance proceeds the application of which is provided for in Section 3.6) received at any time by the Company or by the Security Trustee from any government or other Person with respect to a Total Loss to the Airframe or any Engine will be applied as follows:
(i)    if such payments are received with respect to the Airframe (or the Airframe and the Engines installed on the Airframe) that has been or is being replaced by the Company pursuant to Section 3.5(a), such payments shall be paid over to, or retained by, the Security Trustee, and upon completion of such replacement shall be paid over to, or retained by, the Company;
(ii)    if such payments are received with respect to the Airframe (or the Airframe and the Engines installed on the Airframe) that has not been and will not be replaced pursuant to Section 3.5(a), so much of such payments remaining after reimbursement of the Security Trustee for its costs and expenses as shall not exceed the amounts required to be paid by the Company pursuant to Section 2.4(a) of the Loan Agreement shall be applied in reduction of the Company’s obligation to pay such amounts, if not already paid by the Company to the Security Trustee, or, if already paid by the Company, shall be applied to reimburse the Company for its

27
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

payment of such amounts, and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, the Company; and
(iii)    if such payments are received with respect to an Engine with respect to which a Total Loss has occurred (or been deemed to occur) under circumstances in which Section 3.5(b) shall be applicable, so much of such payments remaining after reimbursement of the Security Trustee for its costs and expenses shall be paid over to, or retained by, the Company; provided that the Company shall have fully performed the terms of Section 3.5(b) with respect to the Total Loss for which such payments are made.
(d)    Requisition for Use or Hire by the Government of the Airframe and the Engines Installed Thereon. In the event of the requisition for use or hire by any Government, including, without limitation, pursuant to the CRAF Program, or by the government of the country of registry of the Aircraft of the Airframe and the Engines or engines installed on the Airframe that does not constitute a Total Loss, all of the Company’s rights and obligations under this Security Agreement with respect to the Airframe and such Engines shall continue to the same extent as if such requisition had not occurred; provided that, notwithstanding the foregoing, the Company’s obligations other than payment obligations shall only continue to the extent feasible. All payments received by the Company or the Security Trustee from such Government or government for such use of the Airframe and Engines or engines shall be paid over to, or retained by, the Company.
(e)    Requisition for Use or Hire by the Government of an Engine not Installed on the Airframe. In the event of the requisition for use or hire by any Government or the government of the country of registry of the Aircraft of any Engine not then installed on the Airframe, the Company will replace such Engine by complying with the terms of Section 3.5(b) to the same extent as if a Total Loss had occurred with respect to such Engine. Upon such replacement, any payments received by the Company or the Security Trustee from such Government or government with respect to such requisition shall be paid over to, or retained by, the Company.
(f)    Application of Payments During Existence of an Event of Default. Any amount referred to in Section 3.5 that is payable to or retainable by the Company shall not be paid to or retained by the Company if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but subject to Section 10.1, shall be held by or paid over to the Security Trustee as security for the obligations of the Company under this Security Agreement and applied against the Company’s payment obligations hereunder when and as they become due and payable or in accordance with Section 4.1, as applicable. At such time as there shall not be continuing any such Event of Default, such amount, to the extent not previously so applied against the Company’s payment obligations or not previously released pursuant to Section 10.1, shall be paid to the Company.

28
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 3.6    Insurance.
(a)    Aircraft Liability Insurance. (vi) Except as provided in clause (ii) of this subsection (a) and subject to the rights to establish and maintain self insurance by way of deductibles specified in Section 3.6(c), the Company will carry, or cause to be carried, at no expense to the Security Trustee, the Facility Agents or any Lender, aircraft liability insurance (including, but not limited to, passenger liability, bodily injury, personal injury, property damage liability exclusive of manufacturer’s product liability insurance and, if and to the extent available from the FAA or the commercial markets, war risk and allied perils insurance) and contractual liability insurance with respect to the Aircraft (A) in amounts per occurrence that are not less than the aircraft liability insurance applicable to similar aircraft and engines owned and operated by the Company on which the Company carries insurance (or, in the case of a lease to a Permitted Lessee, operated by such Permitted Lessee on which such Permitted Lessee carries insurance); provided that such aircraft liability insurance (including self-insurance specified in subsection (c) below) shall not be less than the amounts per occurrence certified in the insurance report delivered to the Security Trustee, the Facility Agents and the Lenders on the Advance Date, (B) of the type usually carried by corporations engaged in the same or similar business, similarly situated with the Company or such Permitted Lessee and operating similar aircraft and engines and covering risks of the kind customarily insured against by the Company or such Permitted Lessee and (C) that is maintained in effect with insurers of recognized responsibility. Any policies of insurance carried in accordance with this Section 3.6(a) and any policies taken out in substitution or replacement for any of such policies shall (A) name the Security Trustee (in its individual capacity and as Security Trustee), the Facility Agents and each Lender (and each of their respective successors, assigns, affiliates, shareholders, subsidiaries, directors, officers, agents and employees), as their respective Interests (as defined below in this Section 3.6) may appear, as additional insureds, (B) subject to the conditions of clause (C) below, provide that, in respect of the interests of the Security Trustee, the Facility Agents and each Lender in such policies, the insurance shall not be invalidated by any action or inaction of the Company or, if applicable, any Permitted Lessee and shall insure the Security Trustee’s, each Facility Agent’s and each Lender’s respective Interests as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company or, if applicable, such Permitted Lessee, (C) provide that, except to the extent not provided for by the war risk and allied perils insurance provider, if such insurance is canceled for any reason whatsoever, or if any change is made in the policy that reduces the amount of insurance certified in the insurance report delivered on the Advance Date to the Security Trustee, the Facility Agents or any Lender or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Security Trustee, the Facility Agents or any Lender for 30 days (seven (7) days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by the Security Trustee, the Facility Agents or such Lender, respectively, of written notice from such insurers of such cancellation, change or

29
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

lapse, (D) provide that none of the Security Trustee, any Facility Agent or any Lender shall have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance, (E) provide that the insurers shall waive any rights of (1) set off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Security Trustee, any Facility Agent or any Lender to the extent of any moneys due to the Security Trustee, such Facility Agent or such Lender and (2) subrogation against the Security Trustee, any Facility Agent or any Lender to the extent that the Company has waived its rights by its agreements to indemnify such party pursuant to the Basic Agreements, (F) be primary without right of contribution from any other insurance that may be carried by the Security Trustee, any Facility Agent or any Lender with respect to its Interests as such in the Aircraft and (G) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. “Interests” as used in this Section 3.6(a) and in Section 3.6(b) with respect to any Person means the interests of such Person in its individual capacity as Security Trustee, Facility Agent or Lender, as the case may be, in the transactions contemplated by the Basic Agreements. In the case of a lease or contract with any Government in respect of the Aircraft or any Engine, or in the case of any requisition for use or hire of the Aircraft or any Engine by any Government, a valid agreement by such Government to indemnify the Company, or an insurance policy issued by such Government, against the risks that the Company is required hereunder to insure against shall be considered adequate insurance for purposes of this Section 3.6(a) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance. To the extent that the war risk and allied perils insurance provider does not provide for provision of direct notice to the Security Trustee, the Facility Agents or the Lenders of cancellation, change or lapse in the insurance as required hereunder, the Company hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Security Trustee, the Facility Agents and the Lenders immediate notice of each cancellation or lapse of, or material change to, such insurance.
(ii)    During any period that the Airframe or an Engine, as the case may be, is on the ground and not in operation, the Company (or, if applicable, the Permitted Lessee) may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause (i) above, and subject to self insurance by way of deductibles to the extent permitted by subsection (c) of this Section 3.6, insurance otherwise conforming with the provisions of said clause (i) except that: (A) the amounts of coverage shall not be required to exceed the amounts of airline liability insurance from time to time applicable to airframes or engines owned or leased by the Company (or, in the case of a lease to a Permitted Lessee, such Permitted Lessee) of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to airframes or engines owned or leased by the Company (or such Permitted Lessee) of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation.

30
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(b)    Insurance Against Loss or Damage to Aircraft. (iv) Except as provided in clause (ii) of this subsection (b), and subject to the rights to establish and maintain self insurance by way of deductibles specified in Section 3.6(c), the Company (or, if applicable, the Permitted Lessee) shall maintain, or cause to be maintained, in effect with insurers of recognized responsibility, at no expense to the Security Trustee, any Facility Agent or any Lender, all risk aircraft hull insurance covering the Aircraft and all risk coverage with respect to any Engines or Parts while removed from the Aircraft (including, but not limited to, war risk and allied perils insurance, if and to the extent available from the FAA or the commercial markets) that is of the type and in substantially the amount usually carried by corporations engaged in the same or similar business and similarly situated with the Company or such Permitted Lessee and operating similar aircraft and engines; provided that (A) such insurance (including self insurance by way of deductibles to the extent permitted by subsection (c) of this Section 3.6) shall at all times, while the Aircraft is subject to this Security Agreement, be for an amount not less than the Insured Amount, (B) such insurance need not cover an Engine while attached to an airframe not owned, leased or operated by the Company or such Permitted Lessee and (C) with respect to hull and hull-war risk insurance only, such insurance shall contain a 50/50 Clause per Lloyd’s Aviation Underwriters’ Association Standard Policy Form AVS 103; provided, further that, so long as an Engine is attached to an aircraft other than the Aircraft, (x) such Engine shall be insured in accordance with the terms of this Security Agreement, (y) the insured amount with respect to such aircraft shall be increased, if necessary, by the value of the Engine and (z) such insurance shall name the Secured Parties as additional insureds in such insurance policy. Any policies carried in accordance with this Section 3.6(b) and any policies taken out in substitution or replacement for any such policies shall (A) provide that any insurance proceeds up to the Loan Amount relating to the Aircraft, payable for any loss or damage constituting a Total Loss with respect to the Aircraft and any insurance proceeds in excess of a threshold amount to be agreed by the parties up to the amount of the Loan Amount for any loss or damage to the Aircraft (or Engines) not constituting a Total Loss with respect to the Aircraft, shall be paid to the Security Trustee as long as this Security Agreement shall not have been discharged, and that all other amounts shall be payable to the Company, unless the insurer shall have received notice that an Event of Default shall have occurred and be continuing, in which case all insurance proceeds for any loss or damage to the Aircraft (or Engines) up to the Loan Amount shall be payable to the Security Trustee, except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case the Company (or any Permitted Lessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Security Trustee whether such payment is made to the Company (or any Permitted Lessee) or any third party, (B) subject to the conditions of clause (C) below, provide that, in respect of the interests of the Security Trustee, each Facility Agent and each Lender in such policies, the insurance shall not be invalidated by any action or inaction of the Company or, if applicable, any Permitted Lessee and shall insure the Security Trustee’s, each Facility Agent’s and each Lender’s respective Interests as they appear, regardless of any breach or violation of any

31
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

warranty, declaration or condition contained in such policies by the Company or, if applicable, such Permitted Lessee, (C) provide that, except to the extent not provided by the war risk and allied perils insurance provider, if such insurance is canceled for any reason whatsoever, or if any change is made in the policy that reduces the amount of insurance certified in the insurance report delivered on the Advance Date to the Security Trustee, any Facility Agent or any Lender or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Security Trustee or any Lender for 30 days (seven days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by the Security Trustee, such Facility Agent or such Lenders, respectively, of written notice from such insurers of such cancellation, change or lapse, (D) provide that none of the Security Trustee, any Facility Agent or any Lender shall have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance, (E) provide that the insurers shall waive any rights of (1) set off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Security Trustee, any Facility Agent or any Lender to the extent of any moneys due to the Security Trustee, such Facility Agent or such Lender and (2) subrogation against the Security Trustee, any Facility Agent or any Lender to the extent that the Company has waived its rights by its agreements to indemnify such party pursuant to the Basic Agreements and (F) be primary without right of contribution from any other insurance that may be carried by the Security Trustee, any Facility Agent or any Lender with respect to its interests as such in the Aircraft. In the case of a lease or contract with any Government in respect of the Aircraft or any Engine, or in the case of any requisition for use or hire of the Aircraft or any Engine by any Government, a valid agreement by such Government to indemnify the Company, or an insurance policy issued by such Government, against any risks that the Company is required hereunder to insure against shall be considered adequate insurance for purposes of this Section 3.6(b) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, the Security Trustee shall hold any payment to it of any insurance proceeds in respect of such loss for the account of the Company or any other third party that is entitled to receive such proceeds. To the extent that the war risk and allied perils insurance provider does not provide for provision of direct notice to the Security Trustee, the Facility Agents or the Lenders of cancellation, change or lapse in the insurance as required hereunder, the Company hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Security Trustee, the Facility Agents and the Lenders immediate notice of each cancellation or lapse of, or material change to, such insurance.
(ii)    During any period that the Airframe or an Engine, as the case may be, is on the ground and not in operation, the Company may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause (i) above, and subject to self insurance by way of deductibles to the extent permitted by subsection (c) of this Section 3.6, insurance otherwise conforming with the provisions of said clause (i) except

32
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

that the scope of the risks covered and the type of insurance shall be the same as from time to time applicable to airframes or engines owned or leased by the Company (or, if a Permitted Lease is then in effect, by the Permitted Lessee) of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation; provided that, subject to self insurance by way of deductibles to the extent permitted by subsection (c) of this Section 3.6, the Company or such Permitted Lessee shall maintain insurance against risk of loss or damage to such non-operating Airframe or Engine in an amount at least equal to the Insured Amount relating thereto during such period that the Airframe or Engine is on the ground and not in operation.
(c)    Deductibles. The Company (or, if applicable, any Permitted Lessee) may from time to time self insure, by way of deductible, to the extent of (1) any deductible per occurrence that, in the case of the Aircraft, is not in excess of the amount customarily allowed as a deductible in the industry or is required to facilitate claims handling or (2) any applicable mandatory minimum per aircraft (or if applicable per annum or other period) hull insurance deductibles imposed by the aircraft or hull insurers.
(d)    Application of Insurance Payments. All losses will be adjusted by the Company or, if applicable, any Permitted Lessee with the insurers. As between the Security Trustee and the Company, it is agreed that all insurance payments received under policies required to be maintained by the Company under Section 3.6(b), exclusive of any payments received in excess of the Loan Amount from such policies, as the result of the occurrence of a Total Loss with respect to the Airframe or an Engine will be applied as follows:
(i)    if such payments are received with respect to the Airframe (or the Airframe and any Engines installed on the Airframe) that has been or is being replaced by the Company pursuant to Section 3.5(a), such payments shall be paid over to, or retained by, the Security Trustee, and upon completion of such replacement be paid over to, or retained by, the Company;
(ii)    if such payments are received with respect to the Airframe (or the Airframe and any Engines installed on the Airframe) that has not been and will not be replaced pursuant to Section 3.5(a), so much of such payments remaining after reimbursement of the Security Trustee for its costs and expenses as shall not exceed the amounts required to be paid by the Company pursuant to Section 2.4(a) of the Loan Agreement (and in accordance with Section 4.2 of the Intercreditor Agreement) shall be applied in reduction of the Company’s obligation to pay such amounts, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such amounts and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, the Company; and

33
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(iii)    if such payments are received with respect to an Engine with respect to which a Total Loss has occurred (or been deemed to occur) under the circumstances in which Section 3.5(b) shall be applicable, so much of such payments remaining after reimbursement of the Security Trustee for its costs and expenses shall be paid over to, or retained by, the Company; provided that the Company shall have fully performed the terms of Section 3.5(b) with respect to the Total Loss for which such payments are made.
Unless a Material Default or Event of Default has occurred and is continuing, the insurance payment of any property damage loss received under policies maintained by the Company (or, if applicable, by the Permitted Lessee) in excess of the Loan Amount shall be paid to the Company (or such Permitted Lessee).
The insurance payments for any loss or damage to the Airframe or an Engine not constituting a Total Loss with respect to the Airframe or such Engine will be applied in payment (or to reimburse the Company) for repairs or for replacement property in accordance with the terms of Sections 3.2 and 3.4, and any balance remaining after compliance with such Sections with respect to such loss or damage shall be paid to the Company. Any amount referred to in the preceding sentence or in clause (i), (ii) or (iii) of the second preceding paragraph that is payable to the Company shall not be paid to the Company (or, if it has been previously paid directly to the Company, shall not be retained by the Company) if at the time of such payment an Event of Default shall have occurred and be continuing, but, subject to Section 10.1, shall be paid to and held by the Security Trustee, as security for the obligations of the Company under this Security Agreement and, if applicable, applied in accordance with Section 4.1 and at such time as there shall not be continuing any such Event of Default, such amount, to the extent not theretofore applied as provided herein or released pursuant to Section 10.1, shall be paid to the Company.
(e)    Reports and Certificates, Etc. On or before the Advance Date, and annually upon renewal of the insurance coverage required pursuant to this Section 3.6, the Company will furnish (or cause to be furnished) to the Security Trustee, the Facility Agents and the Lenders a certificate signed by a firm of independent aircraft insurance brokers appointed by the Company (which firm may be in the regular employ of the Company), certifying as to the insurance then carried and maintained with respect to the Aircraft; provided that all information contained in such certificate shall be Confidential Information and shall be treated as such by the Security Trustee, each Facility Agent and each Lender and each of their affiliates and their respective officers, directors, agents and employees in accordance with the provisions of Section 11.14. The Company will cause such firm to agree to advise the Security Trustee, the Facility Agents and the Lenders in writing of any default in the payment of any premium or of any other act or omission on the part of the Company or, if applicable, any Permitted Lessee of which such firm has knowledge and that might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. The Company

34
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

will also cause such firm to advise the Security Trustee, each Facility Agent and each Lender in writing as promptly as practicable after such firm acquires knowledge that an interruption of any insurance carried and maintained on the Aircraft pursuant to this Section 3.6 will occur.
(f)    Salvage Rights; Other. All salvage rights to the Airframe and each Engine shall remain with the Company’s insurers or the applicable Permitted Lessee’s insurers, as the case may be, at all times. Nothing in this Section 3.6 shall limit or prohibit the Security Trustee, any Facility Agent, any Lender or the Company from obtaining insurance for its own account with respect to the Airframe or any Engine, and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto; provided that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or amounts payable under, or increase the premiums for, any insurance required to be maintained pursuant to this Section 3.6 or any other insurance maintained by the Company (or any Permitted Lessee) with respect to the Aircraft or any other aircraft in the fleet of the Company (or such Permitted Lessee).

35
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

ARTICLE IV

RECEIPT, DISTRIBUTION AND APPLICATION
OF PROCEEDS FROM THE COLLATERAL
Section 4.1    Application of Proceeds from the Collateral. After an Event of Default shall have occurred and be continuing, and the unpaid principal of all Notes then outstanding and accrued interest thereon shall have become (or be deemed to be) due and payable, or the Controlling Creditor shall have instructed the Security Trustee to pursue remedies pursuant to Section 5.2, the Security Trustee shall apply any payments received, any amounts then held and any amounts realized by the Security Trustee with respect to the Collateral as specified in Section 4.3 of the Intercreditor Agreement.
ARTICLE V

REMEDIES OF THE
SECURITY TRUSTEE UPON AN EVENT OF DEFAULT
Section 5.1    [Reserved.]
Section 5.2    Remedies.
(a)    Remedies Available. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing and subject to Section 3.4 of the Intercreditor Agreement, the Security Trustee (in accordance with Article VI) may, and upon the written instructions of the Controlling Creditor, the Security Trustee shall, do one or more of the following to the extent permitted by, and subject to compliance with the mandatory requirements of, applicable law then in effect (provided, however, that during any period the Aircraft is subject to the CRAF Program in accordance with the provisions of Section 3.2(a) and is in possession of the U.S. government or an agency or instrumentality of the United States, the Security Trustee shall not, on account of any Event of Default, be entitled to exercise any of the remedies specified in the following clause (ii) in such manner as to limit the Company’s control under this Security Agreement (or any Permitted Lessee’s control under any lease permitted by the terms of this Security Agreement) of the Airframe or any Engines installed thereon, unless at least 60 days’ (or such lesser period as may then be applicable under the Military Airlift Command Program of the U.S. government) written notice of default hereunder shall have been given by the Security Trustee by registered or certified mail to the Company (and any such Permitted Lessee) with a copy addressed to the Contracting Office Representative or other appropriate person for the Military Airlift Command of the United States Air Force under any contract with the Company or any Permitted Lessee relating to the Aircraft):

36
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(i)    declare by written notice to the Company to be forthwith due and payable the sum of (A) the aggregate unpaid principal amount of the Notes, plus (B) the amount of accrued but unpaid interest on the Notes, plus (C) Breakage Costs, if any, plus (D) Liquidity Breakage, if any, plus (E) all other sums then owing by the Company hereunder, under the Notes and under the other Basic Agreements (but for the avoidance of doubt, without Premium Fee or other premium or penalty), without any other presentment, demand, protest, notice or any other formality, all of which are hereby waived; provided that if an Event of Default referred to in Section 6.1(g), (h), (i) or (j) of the Loan Agreement shall have occurred, then in every such case (V) the aggregate unpaid principal amount of the Notes, plus (W) the amount of accrued but unpaid interest on the Notes, plus (X) Breakage Costs, if any, plus (Y) Liquidity Breakage, if any, plus (Z) all other sums then owing by the Company hereunder, under the Notes and under the other Basic Agreements (but for the avoidance of doubt, without Prepayment Fee or other premium or penalty), shall immediately and without further act become due and payable, without presentment, demand, protest, notice or any other formality, all of which are hereby waived; and
(ii)    (A) cause the Company, upon the written demand of the Security Trustee, at the Company’s expense, to deliver promptly, and the Company shall deliver promptly, all or such part of the Airframe or any Engine (together with all flight records, logs, manuals, maintenance data and inspection, modification and overhaul records and other documents at any time required to be maintained with respect to the Airframe or Engine (or part thereof), in accordance with the rules and regulations of the FAA if the Aircraft is registered under the laws of the United States or the rules and regulations of the government of the country of registry if the Aircraft is registered under the laws of a jurisdiction other than the United States (the “Records”)) as the Security Trustee may so demand to the Security Trustee, or the Security Trustee, at its option, may enter upon the premises where all or any part of the Airframe or any Engine or the related Records are located and take immediate possession and control of and remove the same together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that the Airframe with an engine (which is not an Engine) installed thereon may be flown or returned only to a location within the continental United States, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if such engine is owned by the Company, may at the option of the Security Trustee be exchanged with the Company for an Engine in accordance with the provisions of Section 3.5(b); (B) sell all or any part of the Airframe and any Engine at public or private sale, whether or not the Security Trustee shall at the time have possession thereof, as the Security Trustee may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Airframe or such Engine as the Security Trustee, in its sole discretion, may determine, all free and clear of any rights or claims

37
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

of the Company, and the proceeds of such sale or disposition shall be applied in the order of priorities set forth in Section 4.1; or (C) apply for a court order authorizing or directing any of the acts referred to above or permitted under applicable laws, including other applicable remedies of a secured party under the Uniform Commercial Code of the State of New York and of a chargee under the Cape Town Treaty.
Upon every taking of possession of Collateral under this Section 5.2, the Security Trustee may, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, repairs, replacements, alterations, additions, dispositions and improvements to and of the Collateral, as it may reasonably deem proper. In each such case, the Security Trustee shall have the right to maintain, use, operate, store, insure, lease, control or manage the Collateral and to exercise all rights and powers of the Company relating to the Collateral in connection therewith, as the Security Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Security Trustee may reasonably determine; and the Security Trustee shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, insurance, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments that the Security Trustee may be required or may elect to make, if any, for Taxes (including sales, use or other transfer Taxes), insurance or other proper charges assessed against or otherwise imposed upon the Collateral or any part thereof, and all other payments which the Security Trustee may be required or expressly authorized to make under any provision of this Security Agreement, as well as just and reasonable compensation for the services of the Security Trustee, and shall otherwise be applied in accordance with the provisions of Article IV.
In addition, the Company shall be liable, without duplication of any amounts payable hereunder or under any other Basic Agreement, for all reasonable legal fees and other reasonable costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Security Trustee’s remedies with respect thereto, including all costs and expenses specified in the preceding paragraph incurred in connection with the retaking, return or sale of the Airframe or any Engine in accordance with the terms hereof or under the Uniform Commercial Code of the State of New York, which amounts shall, until paid, be secured by the Lien of this Security Agreement.
If an Event of Default has occurred and is continuing and the Notes shall have been accelerated pursuant to this Section 5.2 and the Security Trustee shall be entitled to exercise rights hereunder, at the request of the Security Trustee, the Company shall promptly execute

38
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

and deliver to the Security Trustee such instruments of title and other documents as the Security Trustee may reasonably deem necessary or advisable to enable the Security Trustee or an agent or representative designated by the Security Trustee, at such time or times and place or places as the Security Trustee may specify, to obtain possession of all or any part of the Collateral to which the Security Trustee shall at the time be entitled hereunder. Without prejudice to the foregoing, if the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Security Trustee, the Security Trustee may seek to obtain a judgment conferring on the Security Trustee the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Security Trustee, to the entry of which judgment the Company hereby specifically consents to the fullest extent it may lawfully do so.
(b)    Notice of Sale. The Security Trustee shall give the Company at least 10 days’ prior written notice of any public sale or of the date on or after which any private sale will be held, which notice the Company hereby agrees, to the extent permitted by applicable law, is reasonable notice. The Lenders acting through the Security Trustee shall be entitled to bid for and become the purchaser of any Collateral offered for sale pursuant to this Section 5.2 and to credit against the purchase price bid at such sale by such Lenders all or any part of the unpaid amounts owing to such Lenders under any Basic Agreement and secured by the Lien of this Security Agreement.
(c)    Rescission of Acceleration. At any time after the Security Trustee has declared the unpaid principal amount of all Notes then outstanding to be due and payable and prior to the sale of any part of the Collateral pursuant to this Article V, the Controlling Creditor, by written notice to the Company, the Security Trustee and the Facility Agents, may rescind and annul such declaration and its consequences if: (i) there has been paid to or deposited with the Security Trustee an amount sufficient to pay all overdue installments of principal of, and interest on, the Notes and all other amounts owing under the Basic Agreements, that have become due otherwise than by such declaration of acceleration and (ii) all other Events of Default, other than nonpayment of principal or interest on the Notes that have become due solely because of such acceleration, have been cured or waived.
Section 5.3    Remedies Cumulative. To the extent permitted by applicable law, each and every right, power and remedy herein specifically given to the Security Trustee or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, by statute or by the Basic Agreements, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Security Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Security Trustee in the exercise of any right, remedy

39
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

or power or in the pursuance of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.
Section 5.4    Discontinuance of Proceedings. In case the Security Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Trustee, then and in every such case the Company and the Security Trustee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Security Trustee shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice).
Section 5.5    Waiver of Past Defaults. Upon written instructions from the Controlling Creditor, the Security Trustee shall waive any past default hereunder and its consequences, and upon any such waiver such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Security Agreement and the other Basic Agreements, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon; provided, however, that in the absence of written instructions from each of the affected Lenders, the Security Trustee shall not waive any default (i) in the payment of principal of, Breakage Costs (if any), Liquidity Breakage (if any), Prepayment Fee (if any), or interest on any Note outstanding (other than with the consent of the holder thereof and it being understood that any waiver of Swap Breakage Amount (if any), Swap Breakage Gain (if any) and Swap Breakage Loss (if any) shall not require instructions from Lenders of any Floating Rate Loans) or (ii) in respect of a covenant or provision hereof which, under Section 9.2, cannot be modified or amended without the consent of each such affected Lender.
ARTICLE VI

DUTIES OF THE SECURITY TRUSTEE
Section 6.1    Notice of Event of Default; Action Upon Event of Default. If any payments of the principal of, and interest on, the Loan due and payable on any Payment Date, or when otherwise due and payable, shall not have been paid in full on such Payment Date or such other date, the Security Trustee shall give telephonic notice within one (1) Business Day (followed by prompt written notice) to the Company and the Secured Parties specifying the amount and nature of such deficiency in payment; provided that any failure to give such notice shall not relieve the Company of its obligation to make such payment. The Security Trustee shall promptly give notice of any Event of Default of which it has actual knowledge to the Secured Parties and to the Company by facsimile, electronic mail

40
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

or telephone (to be promptly confirmed in writing by the Security Trustee). Subject to the terms of Article V and Sections 6.2 and 6.3, the Security Trustee shall take such action, or refrain from taking such action, with respect to such Event of Default (including with respect to the exercise of any rights or remedies hereunder), only as the Controlling Creditor shall instruct the Security Trustee in writing. In the event the Security Trustee shall at any time commence to foreclose, the Security Trustee shall forthwith notify the Company, as required by applicable law, by facsimile, electronic mail or telephone (to be promptly confirmed in writing). Notwithstanding anything to the contrary, the Security Trustee may not sell the Aircraft or any Engines without the consent of the Controlling Creditor.
Section 6.2    Action Upon Instructions. Subject to the terms of Articles V, VI and X hereof, upon the written instructions at any time and from time to time of the Controlling Creditor, the Security Trustee shall take such of the following actions:
(a)    exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or in respect of any part or all of the Collateral;
(b)    take such action with respect to, or to preserve or protect, the Collateral (including the discharge of liens);
(c)    (x) take such action to assert any rights and interests it may have under the Cape Town Treaty relating to the International Interests in favor of the Security Trustee, and/or (y) to record, register or file such documents and instruments as may be required under the Cape Town Treaty in connection with any disposition or conveyance of the Collateral, in each case on behalf of itself in its capacity as Security Trustee and on behalf of the Lenders, pursuant to Article VI of the Protocol; or
(d)    take such other action in respect of the subject matter of this Security Agreement;
in each case, as specified in such written instructions and not inconsistent with the terms of this Security Agreement and the other Basic Agreements.
The Security Trustee will cooperate with the Company in connection with the recording, filing, re-recording and refilling of the Security Agreement and any supplements to it and other documents as are necessary to maintain the perfection hereof or otherwise protect the security interests created hereby. The Security Trustee will execute and file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral as may be specified from time to time in written instructions of the Controlling Creditor (which instructions may, by their

41
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed) or the Company.
Section 6.3    Indemnification. The Security Trustee shall not be required to take any action or refrain from taking any action under Section 6.1 (other than the first sentence thereof) or 6.2 or Article V hereof, unless the Security Trustee shall have been indemnified against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith. Nothing contained in this Security Agreement shall require the Security Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Security Trustee shall not be required to take any action under Section 6.1 (other than the first sentence thereof) or 6.2 or Article V hereof, nor shall any other provision of this Security Agreement be deemed to impose a duty on the Security Trustee to take any action, if the Security Trustee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.
Section 6.4    No Duties Except as Specified in Security Agreement or Instructions. The Security Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Security Agreement or any part of the Collateral, except as expressly provided by the terms of this Security Agreement or any other Basic Agreement or as expressly provided in written instructions from the Controlling Creditor pursuant to this Security Agreement or any other Basic Agreement; and no implied duties or obligations shall be read into this Security Agreement against the Security Trustee. The Security Trustee agrees that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to duly discharge all liens attributable to WTC on any part of the Collateral.
Section 6.5    No Action Except Under Security Agreement or Instructions. The Company and the Security Trustee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, the Company and the Security Trustee pursuant to this Security Agreement and the other Basic Agreements and in accordance with the express terms hereof and thereof.

42
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 6.6    Reports, Notices, Etc. The Security Trustee shall deliver to each Lender, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, opinions and other instruments received by it (i) in connection with the Collateral or (ii) under or pursuant to any Basic Agreement, to the extent that the same shall not have been required to be furnished to such Lender pursuant thereto or hereto; provided that the failure of the Security Trustee to delivery to each Lender such duplicates or copies shall not impair or affect the validity of any such report, notice, request, demand, certificate, financial statement, opinion or other instrument.
ARTICLE VII

THE SECURITY TRUSTEE
Section 7.1    Acceptance of Trusts and Duties. WTC accepts the trusts and duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Security Agreement and the other Basic Agreements and agrees to receive, handle and disburse all moneys received by it as Security Trustee constituting part of the Collateral in accordance with the terms hereof and thereof. The Security Trustee shall not be liable hereunder, except (i) for its own willful misconduct, gross negligence or fraud (or ordinary negligence, gross negligence, willful misconduct or fraud in the receipt, handling or disbursement of money) or as provided in Section 2.6 of the Loan Agreement, (ii) for any liabilities that may result from the inaccuracy of any representation or warranty of the Security Trustee in this Security Agreement or any other Basic Agreement, (iii) for the performance of its obligations under Sections 2.15 and 2.16 of the Loan Agreement or (iii) as expressly provided in this Security Agreement or any other Basic Agreement. The Security Trustee shall not be deemed a trustee for the Lenders for any purpose.
Section 7.2    Absence of Duties. Except in accordance with written instructions furnished pursuant to Section 6.1 of the Loan Agreement and Section 6.1, 6.2, 9.1 or 9.2 hereof, and except as provided in, and without limiting the generality of, Sections 6.2, 6.3 and 6.4 hereof, the Security Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of this Security Agreement or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft, (iii) to see to the payment or discharge of any lien of any kind against any part of the Collateral, or (iv) to inspect the Aircraft at any time.
Section 7.3    No Representations or Warranties as to Any Aircraft or Documents. NEITHER THE SECURITY TRUSTEE (IN ITS INDIVIDUAL CAPACITY OR AS AGENT) NOR THE COMPANY MAKES OR SHALL BE DEEMED TO HAVE MADE HEREIN, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, WORKMANSHIP, COMPLIANCE WITH SPECIFICATIONS, CONDITION,

43
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF WHATSOEVER, except that the Company warrants that on the Advance Date the Aircraft shall be free and clear of any Liens created by or through it (other than Permitted Liens). Except as set forth in Section 4.2 of the Loan Agreement, the Security Trustee does not make nor shall it be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Security Agreement or any Basic Agreement or as to the correctness of any statement contained in any thereof, except that the Security Trustee hereby represents and warrants that:
(a)    it is a trust company duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the laws of the United States governing its trust and fiduciary powers to execute, deliver and carry out the terms of each of the Basic Agreements to which it is a party;
(b)    the execution, delivery and performance by it of this Security Agreement and each other Basic Agreement to which it is a party have been duly authorized by all necessary corporate action on its part, and neither its execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any law of the State of Delaware or any federal law or regulation of the United States governing its trust powers or any order or judgment applicable to it or contravene or result in any breach of, or constitute any default under, its corporate charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or its properties may be bound or affected;
(c)    this Security Agreement and the other Basic Agreements to which it is a party each has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms; and
(d)    it is a Transacting User Entity (as defined in the Cape Town Treaty).
Section 7.4    No Segregation of Moneys; No Interest. Subject to Article X, all moneys received the Security Trustee shall, until used or applied as provided in the Basic Agreements, be held in trust for the purposes for which they were received, but need not be segregated in any manner except as otherwise required by law, and may, except as aforesaid, be deposited under such general conditions as may be prescribed by law, and the Security

44
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Trustee shall not be liable for any interest thereon; provided that any payments received or applied hereunder by the Security Trustee shall be accounted for by the Security Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.
Section 7.5    Reliance; Security Trustees; Advice of Counsel. The Security Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of a Responsible Officer of any party to the Basic Agreements, certified as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. The Security Trustee shall assume, and shall be fully protected in assuming, that the Company is authorized to enter into this Security Agreement and to take all action to be taken by it pursuant to the provisions hereof, and shall not be required to inquire into the authorization of the Company with respect thereto. In the administration of its duties hereunder, the Security Trustee may perform its powers and duties hereunder directly or through agents or attorneys and may, at the reasonable expense of the Collateral, consult with counsel, accountants and other skilled persons to be selected and retained by it; provided that, prior to retaining any agent, counsel, accountant or other skill person, so long as no Event of Default exists, the Security Trustee shall obtain the Company’s consent (such consent not to be unreasonably withheld). The Security Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountant or other skilled person acting within such person’s area of competence (so long as the Security Trustee shall have exercised reasonable care and judgment in selecting such person).
Section 7.6    Capacity in Which Acting. The Security Trustee is acting hereunder as a “secured party” for purposes of Section 9-102 of the NY UCC, as a representative party of and for the benefit of the Secured Parties (and in respect to Related Secured Obligations, as a representative party of and for the benefit of the Related Secured Parties, and the respective permitted successors and assigns or each Secured Party and Related Secured Party). Any property held by the Security Trustee under this Agreement shall also be deemed to be held in trust for the benefit of the Secured Parties and the Related Secured Parties.

45
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

ARTICLE VIII

SUCCESSOR SECURITY TRUSTEE
Section 8.1    Resignation or Replacement of Security Trustee; Appointment of Successor.
(a)    The Security Trustee or any successor thereto must resign if any time it ceases to be eligible in accordance with the provisions of Section 8.1(c) and may resign at any time without cause by giving at least sixty (60) calendar days prior written notice to the Company, the Facility Agent and each Lender, such resignation to be effective only upon the acceptance by a successor Security Trustee of the appointment as provided in this Section 8.10. In addition, the Controlling Creditor (but only with the consent of the Company, except if an Event of Default shall have occurred and be continuing) may at any time remove the Security Trustee with cause by an instrument in writing delivered to the Company, each Lender and the Security Trustee, such removal to be effective upon the acceptance by a successor Security Trustee of the appointment as provided in this Section 8.1. In the case of the resignation or removal of the Security Trustee, the Company (unless an Event of Default shall have occurred and be continuing, in which case the Controlling Creditor) shall promptly appoint a successor Security Trustee (but only with the consent of the Controlling Creditor (such consent not to be unreasonably withheld or delayed)) by an instrument signed by the Company or the Controlling Creditor, as the case may be. If a successor Security Trustee shall not have been appointed within sixty (60) days after such notice of resignation or removal, the Security Trustee, the Company or any Lender may apply to any court of competent jurisdiction to appoint a successor Security Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as above provided.
(b)    Any successor Security Trustee, however appointed, shall execute and deliver to the Company, the Secured Parties and to the predecessor Security Trustee an instrument accepting such appointment and assuming the obligations hereunder and under the other Basic Agreements, and thereupon such successor Security Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Security Trustee hereunder and under the other Basic Agreements with like effect as if originally named the Security Trustee herein and therein; but nevertheless upon the written request of such successor Security Trustee, the predecessor Security Trustee shall execute and deliver an instrument transferring to such successor Security Trustee all the estates, properties, rights and powers of such predecessor Security Trustee, and such predecessor Security Trustee shall duly assign, transfer, deliver and pay over to such successor Security Trustee all moneys or other property and all other books and records, or true, correct and complete copies thereof then held by such predecessor Security Trustee.

46
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

(c)    The Security Trustee shall be at all times a Citizen of the United States and shall also be a bank or trust company having a combined capital and surplus of at least $150,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Security Trustee hereunder upon reasonable or customary terms.
(d)    Subject to 8.1(c), any bank or trust company into which the Security Trustee may be merged or converted or with which it may be consolidated, or any bank or trust company resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any bank or trust company to which substantially all the agency business of the Security Trustee may be transferred, shall be the Security Trustee under this Security Agreement without further act except where an instrument of transfer or assignment is required by applicable law to effect such succession, anything herein to the contrary notwithstanding.
ARTICLE IX

SUPPLEMENTS AND AMENDMENTS
TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS
Section 9.1    Supplemental Security Agreement and Amendments to Basic Agreements without Consent of Lenders. At any time after the date hereof, the Company, the Facility Agents and the Security Trustee, as applicable, shall enter into an amendment or amendments hereto or to any other Basic Agreement to which they are parties, without notice to or consent of any Lender for any of the following purposes: (i) if required, to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained in any Basic Agreements pursuant to Section 5.4 of the Loan Agreement; (ii)  to evidence the succession of a new Security Trustee hereunder pursuant to the terms hereof or the removal of the Security Trustee hereunder or to evidence the succession of a new Facility Agent under the Loan Agreement pursuant to the terms thereof or the removal of the Facility Agent thereunder; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Security Trustee; or (iv) to correct or amplify the description of any property at any time subject to the Lien of this Security Agreement, or better to assure, convey and confirm unto the Security Trustee any property subject or required to be subject to the Lien of this Security Agreement or to subject to the Lien of this Security Agreement the Airframe or Engines or any Replacement Airframe or Replacement Engine. For the avoidance of doubt, no written request or consent of any Lender shall be required to enable the Security Trustee to execute and deliver a Security Agreement Supplement specifically required by the terms hereof or any other Basic Agreement.

47
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 9.2    Supplemental Security Agreements and Amendments to Basic Agreements with Consent of Lenders. This Agreement may be amended in accordance with the terms of Section 6 of the Intercreditor Agreement.
Section 9.3    Security Trustee Protected. If, in the opinion of the Security Trustee, any document required to be executed pursuant to the terms of Section 9.2 adversely affects any right, duty, immunity or indemnity in favor of the Security Trustee under this Security Agreement or the other Basic Agreements, the Security Trustee may in its discretion decline to execute such document.
Section 9.4    Documents Mailed to Lenders. Promptly after the execution by the Security Trustee of any document entered into pursuant to this Article IX, the Security Trustee shall mail, by first class mail (air mail in the case of international), postage prepaid, a conformed copy thereof to each Lender at the address provided for such Lender in the Loan Agreement or at such other address as may be specified by such Lender pursuant to the Loan Agreement, but the failure of the Security Trustee to mail such conformed copies shall not impair or affect the validity of such document.
ARTICLE X

INVESTMENT OF SECURITY FUNDS
Section 10.1    Investment of Security Funds. Any monies paid to or retained by the Security Trustee that are required to be paid to the Company or applied for the benefit or at the direction of the Company (including, without limitation, amounts payable to the Company under Sections 3.5(c), 3.5(f) and 3.6(d)), but which the Security Trustee is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Company or applied as provided herein, be invested by the Security Trustee at the written authorization and direction of the Company from time to time at the sole expense and risk of the Company in Permitted Investments. There shall be promptly remitted to the Company any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless an Event of Default shall have occurred and be continuing. If an Event of Default shall have occurred and be continuing, the Security Trustee shall hold any such gain as security for the obligations of the Company hereunder and apply it against such obligations as and when due, and at such time as there shall not be continuing any such Event of Default, such amount, to the extent not previously so applied against the Company’s obligations or not previously released to the Company, shall be paid to the Company.
Section 10.2    Liability for Losses. Except to the extent provided in Section 7.1, the Security Trustee in its individual capacity shall not be liable for any loss relating to a Permitted Investment made in accordance with instructions received by it pursuant to this

48
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Article X. The Company will promptly pay to the Security Trustee, on demand, the amount of any loss for which the Security Trustee is not liable realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).
ARTICLE XI

MISCELLANEOUS
Section 11.1    Termination of Security Agreement. Except to the extent amounts are at the time due and payable under this Agreement or the Loan Agreement to the Security Trustee or to any Lender, upon (or at any time after) the payment in full of the principal of, Breakage Costs, if any, Liquidity Breakage, if any, Swap Breakage Loss, if any (in the case only of any Fixed Rate Loans), Prepayment Fee, if any, and interest on, all Notes and all other amounts owing under any Basic Agreement, the Security Trustee shall, upon the written request of the Company, execute and deliver to, or as directed in writing by, and at the expense of, the Company an appropriate instrument (in due form for recording) releasing the Aircraft and the balance of the Collateral from the Lien of this Security Agreement and, in such event, this Security Agreement and the trusts created thereby shall terminate and this Security Agreement shall be of no further force or effect; provided, however, that if a Material Default under a Related Loan Agreement or an Event of Default under clause (m) of Section 6.1 of the Loan Agreement has occurred and is continuing, no such instrument shall be delivered and the Aircraft and the balance of the Collateral shall remain subject to the Lien of this Security Agreement, which shall remain in full force and effect (unless and until either (1) the event giving rise to such Material Default or Event of Default is no longer continuing (including by way of waiver or cure) or (2) each security trustee under each Related Loan Agreement that has given rise to such Material Default or Event of Default has received the payment in full of the principal of, Breakage Costs, if any, Liquidity Breakage, if any, Swap Breakage Loss, if any (in the case only of any Fixed Rate Loans), Prepayment Fee, if any, and interest on, all Related Notes and all other amounts owing under any Related Basic Agreement applicable to such Related Loan Agreement to any Related Lender thereunder); provided, further, that this Security Agreement and the trusts created hereby shall earlier terminate and this Security Agreement shall be of no further force or effect upon any sale or other final disposition by the Security Trustee of all property constituting part of the Collateral and the final distribution by the Security Trustee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof and the terms of the Intercreditor Agreement. Unless the acceleration of the Loans has occurred, no payment or distribution to, or consent from, any Other Junior Lender shall be required for the release of any Lien under any Basic Agreement. Upon payment in full of the Other Junior Loans, the Other Junior Lenders will have no further rights hereunder, and any Lien securing such Other Junior Loans should be automatically released.

49
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 11.2    No Legal Title to Collateral in Lenders. Neither the Lenders nor the Related Lenders shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any right, title and interest of a Lender in and to the Collateral or this Security Agreement shall operate to terminate this Security Agreement or the trusts hereunder or entitle any Lender or successor or transferee of such Lender to an accounting or to the transfer to it of legal title to any part of the Collateral.
Section 11.3    Sale of the Aircraft by Security Trustee Is Binding. Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any interest therein by the Security Trustee made pursuant to the terms of this Security Agreement shall bind the Lenders, the Facility Agents and the Company, and shall be effective to transfer or convey all right, title and interest of the Security Trustee, the Facility Agents, the Company and the Lenders in and to the Aircraft, Airframe, Engine or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lenders.
Section 11.4    Benefit of Security Agreement. Nothing in this Security Agreement, whether express or implied, shall be construed to give to any Person other than the Company, the Security Trustee, the Facility Agents and the Lenders any legal or equitable right, remedy or claim under or in respect of this Security Agreement.
Section 11.5    Section 1110. It is the intention of the parties hereto that the security interest created hereby, to the fullest extent available under applicable law, entitles the Security Trustee, on behalf of the Lenders and the Facility Agents, to all of the benefits of Section 1110 with respect to the Aircraft.
Section 11.6    The Company’s Performance and Rights. Any obligation imposed on the Company herein shall require only that the Company perform or cause to be performed such obligation, even if stated as a direct obligation, and the performance of any such obligation by any permitted assignee, lessee or transferee under an assignment, lease or transfer agreement then in effect and in accordance with the provisions of the Basic Agreements (and, in the case of a lessee, as if the terms hereof were applicable to such lessee were such lessee named as the “Company” herein) shall constitute performance by the Company and, to the extent of such performance, discharge the Company from such obligation. Except as otherwise expressly provided herein, any right granted to the Company in this Security Agreement shall grant the Company the right to permit such right to be exercised by any such assignee, lessee or transferee with the same force and effect as if such assignee, lessee or transferee were named as the “Company” herein (and, in the case of a lessee, as if the terms hereof were applicable to such lessee were such lessee named as the “Company” herein). The inclusion of specific references to obligations or rights of any such assignee, lessee or transferee in certain provisions of this Security Agreement shall not in

50
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

any way prevent or diminish the application of the provisions of the preceding sentences of this Section 11.6 with respect to obligations or rights in respect of which specific reference to any such assignee, lessee or transferee has not been made in this Security Agreement.
Section 11.7    Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service or facsimile (confirmed by telephone or in writing in the case of notice by facsimile) or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section 11.7, (i) if to the Company, the Facility Agents or the Security Trustee, to its respective address (including facsimile number) set forth in Section 7.2 of the Loan Agreement, (ii) if to the Original Lenders to its respective address set forth in the Loan Agreement, or (iii) if to any Lender other than the Original Lenders, to such address as such Lender shall have designated in writing to the Security Trustee, the Facility Agents and the Company. Any such Person, by notice to the parties hereto or the other party hereto, as applicable, may designate different addresses for subsequent notices or communications.
Section 11.8    Severability. To the extent permitted by applicable law, should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 11.9    Separate Counterparts. This Security Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Security Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Security Agreement, but all of such counterparts together shall constitute one instrument.
Section 11.10    Successors and Assigns. All covenants and agreements contained herein and in the other Basic Agreements shall be binding upon, and inure to the benefit of, the Company and its permitted successors and assigns, the Security Trustee and its permitted successors and permitted assigns, the Facility Agents and its permitted successors and permitted assigns and the Lenders and their permitted successors and registered assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Lender shall bind the permitted successors and assigns of such Lender.

51
Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

Section 11.11    Headings. The headings of the various articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
Section 11.12    Governing Law. THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK, AND THIS SECURITY AGREEMENT, ANY SECURITY AGREEMENT SUPPLEMENT AND THE NOTES SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.
Section 11.13    Normal Commercial Relations. Anything contained in this Security Agreement to the contrary notwithstanding, the Company, any Lender, any Facility Agent or the Security Trustee or any Affiliate of the Company, any Lender, any Facility Agent or the Security Trustee may enter into commercial banking or other financial transactions with each other and conduct banking or other commercial relationships with each other, fully to the same extent as if this Security Agreement were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.
Section 11.14    Confidential Information. The term “Confidential Information” means: (a) the existence and terms of any lease of the Airframe or Engines pursuant to Section 3.2(a) and the identity of the Permitted Lessee thereunder; (b) all information obtained in connection with any inspection conducted by the Security Trustee or the Inspection Representative pursuant to Section 3.3(a); (c) each certification furnished to the Security Trustee, any Facility Agent and the Lenders pursuant to Section 3.6(a) and Section 3.6(b); (d) all information contained in each report furnished to the Security Trustee pursuant to Section 3.6(e); and (e) all information regarding the Warranty Rights. All Confidential Information shall be held confidential by the Security Trustee, any Facility Agent and each Lender and each Affiliate of any thereof and shall not be furnished or disclosed by any of them to anyone other than (i) the Security Trustee, any Facility Agent or any Lender, (ii) their respective bank examiners, regulatory authorities, auditors, accountants, agents and legal counsel, and (iii) any Person with whom any Lender is in good faith conducting negotiations relating to the possible transfer, sale or other disposition of such Lender’s Notes or any participations therein, if such Person shall have entered into an agreement for the express benefit of the Company to hold such Confidential Information confidential in accordance with the provisions of this Section.
[Signature Pages Follow.]

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Aircraft Security Agreement (N●)

24093720v16

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers, as the case may be, thereunto duly authorized, as of the day and year first above written.
SPIRIT AIRLINES, INC.

By:
    Name:
    Title:
WILMINGTON TRUST COMPANY,
not in its individual capacity except as
otherwise expressly set forth herein, but
solely as Security Trustee
By:_________________________________
    Name:
    Title:

Signature Page
Aircraft Security Agreement (N•)
24093720v16

Exhibit 10.1

SCHEDULE I

PERMITTED COUNTRIES
Australia
Austria
Belgium
Canada
Denmark
Finland
France
Germany
Iceland
Ireland
Luxembourg
New Zealand
Norway
Singapore
Sweden
Switzerland
The Netherlands
United Kingdom
United States of America

Note:  One party may request that a country or countries be added or deleted from time to time and the other parties shall consider such request in good faith, provided that in all events such request shall be supported by such information as the other party shall reasonably request indicating a change in law or verifiable change in diplomatic relations between the United States and the country proposed to be added or deleted.

Signature Page
Aircraft Security Agreement (N•)
24093720v16

Exhibit 10.1

FORM OF DEFINITIONS ANNEX
APPENDIX A
FINANCING IN RESPECT OF
AIRBUS A32[•]-232 AIRCRAFT

DEFINITIONS RELATING TO THE
LOAN AGREEMENT AND THE SECURITY AGREEMENT
(N[•])
“Additional Parts” has the meaning set forth in Section 3.4(c) of the Security Agreement.
“Advance Date” has the meaning set forth in the Loan Agreement.
“Affiliate” has the meaning set forth in the Loan Agreement.
“Aircraft” means the Airframe (or any Replacement Airframe substituted therefor pursuant to Section 3.5 of the Security Agreement) together with the two Engines described in the Security Agreement Supplement originally executed and delivered under the Security Agreement on the Advance Date (or any Replacement Engine substituted for any of such Engines pursuant to Section 3.4 or Section 3.5 of the Security Agreement), whether or not any of such initial or substituted Engines may from time to time be installed on the Airframe or installed on any other airframe or on any other aircraft. The term “Aircraft” shall include any Replacement Aircraft.
“Aircraft Bill of Sale” has the meaning set forth in the Loan Agreement.
“Airframe” means (a) the Airbus A32[•]-200 airframe described in the Security Agreement Supplement No. 1 (except (i) Engines or engines from time to time installed thereon and any and all Parts related to such Engines or engines and (ii) Excluded Equipment) and (b) any and all related Parts. The term “Airframe” shall include any Replacement Airframe that may from time to time be substituted pursuant to Section 3.5 of the Security Agreement. At such time as a Replacement Airframe shall be so substituted and the Airframe for which the substitution is made shall be released from the Lien of the Security Agreement, such replaced Airframe shall cease to be the Airframe under the Security Agreement.
“Airframe Manufacturer” means Airbus Industrie S.A.S., a société par actions simplifiée, and its successors and assigns.
“Airframe Warranties Assignment Agreement” has the meaning set forth in the Loan Agreement.

Appendix A-1
Definitions (N•)

24093747v13

Exhibit 10.1

“Aviation Counsel” means Daugherty, Fowler, Peregrin, Haught & Jenson, P.C., or such other nationally recognized special aviation counsel located in Oklahoma City, Oklahoma as is designated by the Company and the identity of which is not objected to by the Security Trustee, acting reasonably.
“Basic Agreements” has the meaning set forth in the Loan Agreement.
“Bills of Sale” has the meaning set forth in the Loan Agreement.
“BNP” means BNP Paribas, in its individual capacity, together with its successors and permitted assigns.
“Breakage Costs” has the meaning set forth in the Loan Agreement.
“Business Day” has the meaning set forth in the Loan Agreement.
“Buyer Furnished Equipment” means any “buyer furnished equipment” supplied by or on behalf of the Company in respect of the Aircraft and installed on the Aircraft.
“Cape Town Convention” has the meaning set forth in the Loan Agreement.
“Cape Town Treaty” has the meaning set forth in the Loan Agreement.
“Certificated Air Carrier” has the meaning set forth in the Loan Agreement.
“Citizen of the United States” has the meaning set forth in the Loan Agreement.
“Collateral” has the meaning set forth in Article II of the Security Agreement.
“Company” means Spirit Airlines, Inc., a Delaware corporation, and its successors and permitted assigns.
“Confidential Information” has the meaning set forth in Section 11.14 of the Security Agreement.
“Controlling Creditor” has the meaning set forth in the Intercreditor Agreement.
“CRAF Program” means the Civil Reserve Air Fleet Program authorized under 10 U.S.C. §9511 et seq. or any similar or substitute program under the laws of the United States.
“Department of Transportation” means the U.S. Department of Transportation and any agency or instrumentality of the U.S. Government succeeding to its functions.

Appendix A-2
Definitions (N•)

24093747v13

Exhibit 10.1

“Dollars” and “$” mean the lawful currency of the United States.
“EASA” means the European Aviation Safety Agency of the European Union and any successor agency.
“Emergency Parts” has the meaning set forth in Section 3.4(a) of the Security Agreement.
“Engine” means: (a) each of the two IAE [V2527-A5]1 Drafting Note - V2533-A5 for A321 aircraft. engines listed by manufacturer’s serial numbers specified in the Security Agreement Supplement No. 1, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft, and (b) any Replacement Engine that may from time to time be substituted for such an Engine pursuant to Section 3.4 or Section 3.5 of the Security Agreement; together, in each case, with any and all related Parts but excluding Excluded Equipment. At such time as a Replacement Engine shall be so substituted and the Engine for which substitution is made shall be released from the Lien of the Security Agreement, such replaced Engine shall cease to be an Engine under the Security Agreement.
“Engine Manufacturer” means IAE International Aero Engines AG, a joint stock company organized and existing under the laws of Switzerland, and its successors and assigns.
“Engine Support Agreement” means the General Terms of Sale, dated October 1, 2013, between the Engine Manufacturer and the Company, providing, among other things, for the manufacture and sale by the Engine Manufacturer of certain engines, as such agreement may be amended, modified or supplemented from time to time.
“Engine Warranty Assignment Agreement” has the meaning set forth in the Loan Agreement.
“Environmental Laws” means any federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations relating to the environment, human health, or natural resources, or the regulation or control of, or imposing liability or standards of conduct concerning, human health, the environment, Hazardous Materials or the clean up thereof.
“Event of Default” has the meaning set forth in Section 6.1 of the Loan Agreement. The occurrence and continuation of an Event of Default shall be the only event that would constitute a “default” under Article 11 of the Cape Town Convention and that would give rise to the applicable rights and remedies specified under the Cape Town Treaty.
1Drafting Note - V2533-A5 for A321 aircraft.

Appendix A-3
Definitions (N•)

24093747v13

Exhibit 10.1

“Excluded Equipment” means (i) defibrillators, enhanced emergency medical kits and other medical and emergency equipment, (ii) airphones and other components or systems installed on or affixed to the Airframe that are used to provide individual telecommunications or electronic entertainment or services to passengers aboard the Aircraft, (iii) galley carts, beverage carts, waste containers, liquor kits, food tray carriers, ice containers, oven inserts, galley inserts and other branded passenger convenience or service items, and (iv) cargo containers.
“Expenses” has the meaning set forth in the Loan Agreement.
“FAA” has the meaning set forth in the Loan Agreement.
“FAA Bill of Sale” has the meaning set forth in the Loan Agreement.
“Facility Agents” means, collectively, the Senior Facility Agent and the Junior Facility Agent.
“Facility Agent Liens” means any Lien attributable to BNP, Investec, the Senior Facility Agent or the Junior Facility Agent with respect to the Aircraft, any interest therein or any other portion of the Collateral arising as a result of (i) Taxes or claims against BNP, Investec, the Senior Facility Agent or the Junior Facility Agent not related to its interest in the Aircraft, the administration of the loans pursuant to the Loan Agreement or the Security Agreement or the administration of the Collateral pursuant to the Security Agreement, (ii) acts of BNP, Investec, the Senior Facility Agent or the Junior Facility Agent not permitted by, or the failure of BNP, Investec, the Senior Facility Agent or the Junior Facility Agent to take any action required by, the Basic Agreements, (iii) claims against BNP, Investec, the Senior Facility Agent or the Junior Facility Agent relating to Taxes or Expenses that are excluded from the indemnification provided by Sections 2.9 and 2.12 of the Loan Agreement or (iv) claims against BNP, Investec, the Senior Facility Agent or the Junior Facility Agent arising out of the transfer by any such party of all or any portion of its interest in the Aircraft, the Collateral or the Basic Agreements (other than pursuant to Section 3.4 or 3.5 of the Security Agreement or pursuant to the exercise of remedies in accordance with Section 5.2 of the Security Agreement in connection with an Event of Default that shall have occurred and is continuing).
“Fixed Rate Loan” has the meaning set forth in the Loan Agreement.
“Floating Rate Loan” has the meaning set forth in the Loan Agreement.
“Government” has the meaning set forth in the Loan Agreement.
“Hazardous Material” means any substance, waste or material that is hazardous, toxic, explosive, corrosive, infectious, radioactive, carcinogenic, or mutagenic, including

Appendix A-4
Definitions (N•)

24093747v13

Exhibit 10.1

petroleum, crude oil and any fraction thereof, petroleum derivatives, by-products and other hydrocarbons, and any other substance which is defined, determined or identified as toxic or hazardous under any applicable Environmental Law and that is or becomes regulated by any governmental authority under any Environmental Laws in any amount or concentration that would require reporting or remediation under any applicable Environmental Laws.
“Inspection Representative” has the meaning set forth in Section 3.3(a) of the Security Agreement.
“Insured Amount” means 110% of the aggregate principal amount of the Notes outstanding from time to time.
“Intercreditor Agreement” has the meaning set forth in the Loan Agreement.
“Interests” has the meaning set forth in Section 3.6(a) of the Security Agreement.
“International Interest” has the meaning set forth in the Loan Agreement.
“International Registry” has the meaning set forth in the Loan Agreement.
“Investec” means Investec Bank plc, in its individual capacity, together with its successors and permitted assigns.
“JAA” means the Joint Aviation Authorities and any successor authority.
“Junior Facility Agent” has the meaning set forth in the introductory paragraph of the Loan Agreement.
“Junior Lender” means (i) an Original Junior Lender in its capacity as a Lender under the Loan Agreement (but only for so long as such Original Junior Lender is a registered holder of a Junior Note) and (ii) any other Person that shall have become a “Lender” pursuant to a Transfer Certificate and otherwise in accordance with Section 7.6 of the Loan Agreement (but only for so long as such Person is a registered holder of a Junior Note).
“Lenders” means, collectively, the Senior Lenders and the Junior Lenders.
“Lender Lien” means any Lien attributable to any Lender on or against the Aircraft, any interest therein or any other portion of the Collateral, arising out of any claim against such Lender that is not related to the Basic Agreements, or out of any act or omission of such Lender that is not related to the transactions contemplated by, or constitutes a breach by it of its obligations under, the Basic Agreements.
“Lien” has the meaning set forth in the Loan Agreement.

Appendix A-5
Definitions (N•)

24093747v13

Exhibit 10.1

“Liquidity Breakage” has the meaning set forth in the Loan Agreement.
“Loan Agreement” means that certain Loan Agreement (N[•]), dated as of [•], 20[•], among the Company, the Original Lenders, the Facility Agents and the Security Trustee, as amended, modified or supplemented in accordance with the provisions thereof.
“Loan Amount” means, as of any date of determination, an amount equal to the aggregate outstanding principal amount of the Notes, together with accrued but unpaid interest thereon, plus Breakage Costs, if any, due and payable on such date by the Company under the Basic Agreements.
“Loss Payment Date” has the meaning set forth in Section 3.5(a) of the Security Agreement.
“Manufacturers’ Warranty Agreements” means, collectively, the Airframe Warranties Assignment Agreement and the Engine Warranty Assignment Agreement.
“Material Original Lenders” means, as of any date of determination, each Original Senior Lender that holds no less than 10% of the aggregate outstanding principal amount of the Senior Loans.
“Moody’s” means Moody’s Investor Services, Inc. (or any successor thereto).
“Notes” has the meaning set forth in the Loan Agreement.
“NY UCC” means the Uniform Commercial Code as in effect in the State of New York.
“Obsolete Parts” has the meaning set forth in Section 3.4(c) of the Security Agreement.
“Of Record” means, as relating to any Lien, a Lien as to which a filing has been made with the applicable governmental authority or the International Registry and which is in effect in order to perfect such Lien.
“Original Junior Lender” means Invest Bank plc in its capacity as a Lender under the Loan Agreement.
“Original Lenders” means, collectively, the Original Senior Lenders and the Original Junior Lender.
“Original Senior Lenders” means each of BNP Paribas, Landesbank Hessen-Thüringen Girozentrale, KfW IPEX-Bank GmbH, and Natixis, New York Branch, each in its capacity as a Lender under the Loan Agreement.

Appendix A-6
Definitions (N•)

24093747v13

Exhibit 10.1

“Other Junior Lenders” means, Investec Bank plc, as junior lender under the Other Transaction, and its permitted respective successors and assigns.
“Other Loan Agreements” means each of the loan agreements among the Company, as borrower, the Other Junior Lender, as junior lender, and the other parties thereto entered into in connection with the Other Transaction.
“Other Transaction” means the loan facilities among the Company, as borrower, the Other Junior Lender and the other parties thereto for the financing of five (5) Airbus A320 aircraft scheduled to be delivered in 2015.
“Parts” means any and all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines and (b) Excluded Equipment) so long as the same shall be incorporated or installed in or attached to the Airframe or any Engine or so long as the same shall be subject to the Lien of the Security Agreement in accordance with the terms of Section 3.4 thereof after removal from the Airframe or any such Engine.
“Payment Date” has the meaning set forth in the Loan Agreement.
“Permitted Investments” means each of (a) direct obligations of the United States and agencies thereof; (b) obligations fully guaranteed by the United States; (c) certificates of deposit issued by, or bankers’ acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States or one of the States thereof having combined capital and surplus and retained earnings of at least $100,000,000 and having a rating of A, its equivalent or better by Moody’s or S&P (or if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States); (d) commercial paper of any holding company of a bank, trust company or national banking association described in clause (c); (e) commercial paper of companies having a rating assigned to such commercial paper by either Moody’s or S&P (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States) equal to either of the two highest ratings assigned by such organization; (f) U.S. dollar-denominated certificates of deposit issued by, or time deposits with, the European subsidiaries of (i) any bank, trust company or national banking association described in clause (c), or (ii) any other bank described in clause (h) or (i) below; (g) U.S.-issued Yankee certificates of deposit issued by, or bankers’ acceptances of, or commercial paper issued by, any bank having combined capital and surplus and retained earnings of at least $100,000,000 and headquartered in Canada, Japan, the United Kingdom, France, Germany, Switzerland or The Netherlands and having a rating of A, its equivalent or better by Moody’s or S&P (or, if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States); (h) U.S. dollar-denominated time

Appendix A-7
Definitions (N•)

24093747v13

Exhibit 10.1

deposits with any Canadian bank having a combined capital and surplus and retained earnings of at least $100,000,000 and having a rating of A, its equivalent or better by Moody’s or S&P (or, if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States); (i) Canadian Treasury Bills fully hedged to U.S. dollars; (j) repurchase agreements with any financial institution having combined capital and surplus and retained earnings of at least $100,000,000 collateralized by transfer of possession of any of the obligations described in clauses (a) through (i) above; (k) bonds, notes or other related obligations of any state of the United States, or any political subdivision of any state, or any agencies or other instrumentalities of any such state, including, but not limited to, industrial development bonds, pollution control revenue bonds, public power bonds, housing bonds, other revenue bonds or any general obligation bonds, provided that, at the time of their purchase, such obligations are rated A or better by Moody’s or S&P (or, if neither such organization shall rate such obligations at any time, by any nationally recognized rating organization in the United States); (l) bonds or other debt instruments of any company, if such bonds or other debt instruments, at the time of their purchase, are rated A or better by Moody’s or S&P (or, if neither such organization shall rate such obligations at such time, by any nationally recognized rating organization in the United States); (m) mortgage backed securities (i) guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association or rated “AAA” or better by Moody’s or S&P (or, if neither such organization shall rate such obligations at any time, by any nationally recognized rating organization in the United States) and (ii) having an average life not to exceed 15 years as determined by standard industry pricing practices presently in effect; and (n) asset backed securities rated A or better by Moody’s or S&P (or, if neither such organization shall rate such obligations at any time, by any nationally recognized rating organization in the United States); provided that the instruments described in the foregoing clauses shall be in U.S. Dollars and shall have a maturity of no more than six months from the date of acquisition thereof.
“Permitted Lease” means a lease permitted under Section 3.2 of the Security Agreement.
“Permitted Lessee” means any Person to whom the Company is permitted to lease the Airframe or any Engine pursuant to Section 3.2(a)(viii) or (ix) of the Security Agreement.
“Permitted Liens” has the meaning set forth in Section 3.1 of the Security Agreement.
“Person” has the meaning set forth in the Loan Agreement.
“Prepayment Fee” has the meaning set forth in the Loan Agreement.
“Purchase Agreement” means the A320 Family Purchase Agreement, dated as of May 5, 2004, between the Manufacturer and the Company, providing, among other things,

Appendix A-8
Definitions (N•)

24093747v13

Exhibit 10.1

for the manufacture and sale by the Manufacturer of certain Airbus aircraft, as such Purchase Agreement may be amended, modified or supplemented from time to time.
“Related Basic Agreements” means the “Basic Agreements”, as defined in any Related Loan Agreement.
“Related Junior Lender” means Investec Bank plc in its capacity as a Lender under the Loan Agreement.
“Related Lender” means any “Lender” as defined in any Related Loan Agreement.
“Related Loan” means the “Loan” as defined in any Related Loan Agreement.
“Related Loan Agreement” means a loan agreement entered into by the Company with respect to any Related Aircraft.
“Related Secured Parties” means the “Secured Parties” as defined in any Related Loan Agreement.
“Related Secured Obligations” means the “Secured Obligations” as defined in any Related Loan Agreement.
“Replacement Aircraft” means the Aircraft of which a Replacement Airframe is part.
“Replacement Airframe” means an Airbus A32[•]-200 aircraft or an improved model aircraft (in any case except (a) the Engines or engines from time to time installed thereon and any and all Parts related to such Engines or engines and (b) Excluded Equipment), that shall have been made subject to the Lien of the Security Agreement pursuant to Section 3.5 thereof, together with all Parts relating to such aircraft.
“Replacement Engine” means an IAE V2527-A52 or an engine of an improved model and suitable for installation and use on the Airframe with the other Engine) that shall have been made subject to the Lien of the Security Agreement pursuant to Section 3.4 or Section 3.5 thereof, together with all Parts relating to such engine.
“Replacement Parts” has the meaning set forth in Section 3.4(a) of the Security Agreement.
“Responsible Officer” has the meaning set forth in the Loan Agreement.
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (or any successor thereto).
2 Draft Note - V2533-A5 for A321 aircraft

Appendix A-9
Definitions (N•)

24093747v13

Exhibit 10.1

“Section 1110” means Section 1110 of the United States Bankruptcy Code of 1978, as amended (11 U.S.C. § 1110).
“Secured Obligations” has the meaning set forth in Section 2.1 of the Security Agreement.
“Secured Parties” means, collectively, the Security Trustee, the Facility Agents and the Lenders.
“Security Agreement” means that certain Security Agreement (N[•]), dated as of the Advance Date, between the Company and the Security Trustee, including all annexes, schedules, exhibits, appendices and supplements thereto, all as amended, modified or supplemented in accordance with the applicable provisions thereof.
“Security Agreement Supplement” means (a) the Security Agreement Supplement No. 1 and (b) any other supplement to the Security Agreement from time to time executed and delivered pursuant to the Security Agreement.
“Security Agreement Supplement No. 1” means the Security Agreement Supplement No. 1 (N[•]), substantially in the form of Exhibit A to the Security Agreement, dated the Advance Date, that shall describe with particularity the Airframe and the Engines.
“Security Trustee” has the meaning set forth in the introductory paragraph of the Security Agreement.
“Security Trustee Liens” means any Lien attributable to WTC or the Security Trustee with respect to the Aircraft, any interest therein or any other portion of the Collateral arising as a result of (i) Taxes or claims against WTC or the Security Trustee not related to its interest in the Aircraft or the administration of the Collateral pursuant to the Security Agreement, (ii) acts of WTC or the Security Trustee not permitted by, or the failure of WTC or the Security Trustee to take any action required by, the Basic Agreements, (iii) claims against WTC or the Security Trustee relating to Taxes or Expenses that are excluded from the indemnification provided by Sections 2.9 and 2.12 of the Loan Agreement or (iv) claims against WTC or the Security Trustee arising out of the transfer by such party of all or any portion of its interest in the Aircraft, the Collateral or the Basic Agreements (other than pursuant to Section 3.4 or 3.5 of the Security Agreement or pursuant to the exercise of remedies in accordance with Section 5.2 of the Security Agreement in connection with an Event of Default that shall have occurred).
“Senior Facility Agent” has the meaning set forth in the introductory paragraph of the Loan Agreement.

Appendix A-10
Definitions (N•)

24093747v13

Exhibit 10.1

“Senior Lender” means (i) an Original Senior Lender in its capacity as a Lender under the Loan Agreement (but only for so long as such Original Senior Lender is a registered holder of a Senior Note) and (ii) any other Person that shall have become a “Lender” pursuant to a Transfer Certificate and otherwise in accordance with Section 7.6 of the Loan Agreement (but only for so long as such Person is a registered holder of a Senior Note).
“Swap Breakage Amount” has the meaning set forth in the Loan Agreement.
“Swap Breakage Gain” has the meaning set forth in the Loan Agreement.
“Swap Breakage Loss” has the meaning set forth in the Loan Agreement.
“Tax” and “Taxes” has the meaning set forth in the Loan Agreement.
“Total Loss” has the meaning set forth in the Loan Agreement.
“Transfer Certificate” has the meaning set forth in the Loan Agreement.
“Transportation Code” has the meaning set forth in the Loan Agreement.
“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.
“United States” and “U.S.” each means the United States of America.
“U.S. Air Carrier” means any United States air carrier as to which there is in force a certificate issued pursuant to the Transportation Code (49 U.S.C. §41101-41112) or any successor provision that gives like authority.
“Warranty Rights” means (a) in respect of the Airframe, all right, title and interest of the Company in, to and under Clauses 12 and 13 of the Purchase Agreement, but only to the extent the same relate to continuing rights of the Company in respect of any warranty or indemnity, express or implied, pursuant to Clauses 12 and 13 of the Purchase Agreement with respect to the Airframe, it being understood that the Warranty Rights with respect to the Airframe exclude any and all other right, title and interest of the Company in, to and under the Purchase Agreement and that such Warranty Rights are subject to the terms of the Airframe Warranties Assignment Agreement and (b) in respect of each Engine, all right, title and interest of the Company in, to and under Clauses 4.1, 4.2.1, 4.2.3, Exhibits D-1 and D-3 of the Engine Support Agreement and subject to the limitations expressed in Clauses 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 of the Engine Support Agreement, but only to the extent the same relate to continuing rights of the Company in respect of any warranty or indemnity, express or implied, pursuant to Clauses 4.1, 4.2.1, 4.2.3, Exhibits D-1 and D-3 of the Engine Support Agreement and subject to the limitations expressed in Clauses 4.3, 4.4, 4.5, 4.6, 4.7

Appendix A-11
Definitions (N•)

24093747v13

Exhibit 10.1

and 4.8 of the Engine Support Agreement with respect to each Engine, it being understood that the Warranty Rights with respect to the Engines exclude any and all other right, title and interest of the Company in, to and under the Engine Support Agreement and that such Warranty Rights are subject to the terms of the Engine Warranty Agreement.
“WTC” means Wilmington Trust Company, in its individual capacity, together with its successors and permitted assigns.

Appendix A-12
Definitions (N•)

24093747v13

Exhibit 10.1

Exhibit A to
Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT1
SECURITY AGREEMENT SUPPLEMENT NO. __
SECURITY AGREEMENT SUPPLEMENT NO. __ (N[●]), dated ____________, ____ (“Security Agreement Supplement”), between SPIRIT AIRLINES, INC. (the “Company”) and [●], not in its individual capacity but solely as Security Trustee under the Security Agreement (each as hereinafter defined).
W I T N E S S E T H:
WHEREAS, the Aircraft Security Agreement ([●]), dated as of [●], 20[●] (the “Security Agreement”; capitalized terms used herein without definition shall have the meanings specified therefor in Appendix A to the Security Agreement), between the Company and Wilmington Trust Company, as Security Trustee (the “Security Trustee”), provides for the execution and delivery of supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically grant a security interest in the Aircraft to the Security Trustee; and
[WHEREAS, the Security Agreement relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Security Agreement is attached to and made a part of this Security Agreement Supplement;]2
[WHEREAS, the Company has, as provided in the Security Agreement, heretofore executed and delivered to the Security Trustee Security Agreement Supplement(s) for the purpose of specifically subjecting to the Lien of the Security Agreement certain airframes and/or engines therein described, which Security Agreement Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

Date	Recordation Date	FAA Document Number[3]

1 To be conformed as appropriate.
2 Use for Security Agreement Supplement No. 1 only
3 Use for all Security Agreement Supplements other than Security Agreement Supplement No. 1.

Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

NOW, THEREFORE, to secure (x) the Secured Obligations and (y) with respect to the Other Transactions, the payment of all principal of, and interest on, and all other amounts due and payable with respect to, the Other Junior Loans held by the Other Junior Lenders, as the case may be, and in consideration of the premises and of the covenants contained in the Security Agreement and in the other Basic Agreements and the Related Basic Agreements and of other good and valuable consideration given to the Company by the Security Trustee at or before the Advance Date, the receipt of which is hereby acknowledged, the Company does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm unto the Security Trustee and its permitted successors and permitted assigns, for the security and benefit of the Security Trustee, the Facility Agents, the Lenders and the Related Secured Parties, a first priority security interest (which, in the case of the Airframe and each Engine, constitutes an International Interest), subject, however, to Permitted Liens, in, and mortgage lien on, all estate, right, title and interest of the Company in, to and under, all and singular, the Aircraft, including the Airframe and Engines described in Annex A attached hereto, whether or not any such Engine may from time to time be installed on the Airframe or any other airframe or any other aircraft, any and all Parts relating thereto (including Buyer Furnished Equipment installed after the date hereof, other than Excluded Equipment), and, to the extent provided in the Security Agreement, all substitutions and replacements of, and additions, improvements, accessions and accumulations to the Aircraft, Airframe, Engines and any and all Parts relating thereto (including Buyer Furnished Equipment installed after the date hereof, other than Excluded Equipment)(in each case other than Excluded Equipment);
TO HAVE AND TO HOLD all and singular the aforesaid property unto the Security Trustee, and its permitted successors and permitted assigns, forever, in trust, upon the terms and trusts set forth in the Security Agreement, for the ratable benefit, security and protection of the Lenders, the Facility Agents, the Security Trustee and the Related Secured Parties, except as otherwise provided in the Security Agreement (including, without limitation, Section 4.1 of the Security Agreement), and for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.
This Security Agreement Supplement shall be construed as supplemental to the Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
THIS SECURITY AGREEMENT SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

Exhibit A-5
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

[Signature Pages Follow.]

Exhibit A-5
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have caused this Supplement No. __ to be duly executed by their respective duly authorized officers, on the day and year first above written.
SPIRIT AIRLINES, INC.

By:___________________________
    Name:
    Title:
WILMINGTON TRUST COMPANY,
    as Security Trustee

By:___________________________
    Name:
    Title:

Exhibit A-5
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

Annex A to
Security Agreement Supplement No.

DESCRIPTION OF AIRFRAME AND ENGINES
AIRFRAME

Manufacturer	Model	Generic Model	FAA Registration No.	Manufacturers Serial No.

ENGINES

Manufacturer	Model	Generic Model	Serial No.

Each Engine has 550 or more “rated take off horsepower” or the equivalent of such horsepower and is a jet propulsion aircraft engine having at least 1750 pounds of thrust or the equivalent of such thrust.

Exhibit A-6
Aircraft Security Agreement (N●)
24093720v16

Exhibit 10.1

Exhibit C to the
Framework Agreement

FORM OF INTERCREDITOR AGREEMENT

Exhibit C

Framework Agreement

1000319295v12

1000319295v12

Exhibit 10.1

FORM OF INTERCREDITOR AGREEMENT [[•]]
dated as of [•], 201[•]
among
SPIRIT AIRLINES, INC.,
as Borrower,
BNP PARIBAS, NEW YORK BRANCH,

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,

NATIXIS, NEW YORK BRANCH

and

KfW IPEX-BANK GMBH,
as Senior Lenders,

BNP PARIBAS, NEW YORK BRANCH,
as Senior Facility Agent

INVESTEC BANK PLC,
as Junior Facility Agent and Junior Lender
and
WILMINGTON TRUST COMPANY,
as Security Trustee,
_________________________

PILLSBURY WINTHROP SHAW PITTMAN LLP

1000356091v7

Exhibit 10.1

Page

1.	Definitions........................................................................................................................... 1

1.1	Defined Terms.......................................................................................................... 1

1.2	Amended Agreements.............................................................................................. 4

2.	Subordination of Junior Secured Obligations..................................................................... 4

2.1	Subordination.......................................................................................................... 4

2.2	Continued subordination......................................................................................... 6

3.	Event of Default; Enforcement Action................................................................................ 7

3.1	Notice of Event of Default...................................................................................... 7

3.2	Consultation Rights................................................................................................. 7

3.3	Notice of Enforcement Action................................................................................. 7

3.4	Junior Remarketing Period...................................................................................... 8

3.5	Action Upon Instructions....................................................................................... 10

3.6	Bankruptcy Event................................................................................................... 10

3.7	Notices and Lender Information............................................................................ 11

4.	Distribution of Proceeds..................................................................................................... 11

4.1	Distributions Prior to an Event of Default............................................................. 11

4.2	Payments After Total Loss, Illegality Event, Etc................................................... 12

4.3	Payment After Event of Default, Etc..................................................................... 14

4.4	Certain Payments................................................................................................... 16

5.	Junior Lender Rights.......................................................................................................... 16

5.1	Buy-out Rights....................................................................................................... 16

5.2	Cure Rights............................................................................................................ 17

6.	Amendments to Basic Agreements.................................................................................... 18

501366184v6    i

1000356091v7

Exhibit 10.1

6.1	Amendments and Modifications............................................................................ 18

6.2	Waivers.................................................................................................................. 19

6.3	Related Lenders..................................................................................................... 20

7.	Reliance; No Implied Waivers........................................................................................... 20

7.1	Reliance.................................................................................................................. 20

7.2	No Waivers............................................................................................................. 20

8.	Obligations Unconditional................................................................................................. 20

8.1	Obligations Unconditional..................................................................................... 20

9.	Miscellaneous.................................................................................................................... 20

9.1	Conflicts................................................................................................................. 20

9.2	GOVERNING LAW.............................................................................................. 20

9.3	Submission to Jurisdiction; Venue; Waiver............................................................ 21

9.4	Waiver of Immunities............................................................................................ 21

9.5	[RESERVED.]....................................................................................................... 21

9.6	Successors and Assigns.......................................................................................... 21

9.7	Notices and Communications............................................................................... 22

9.8	Headings................................................................................................................ 22

9.9	Severability............................................................................................................ 22

9.10	Counterparts; Integration; Effectiveness................................................................ 22

9.11	Concerning the Security Trustee............................................................................ 22

501366184v6    ii

1000356091v7

Exhibit 10.1

INTERCREDITOR AGREEMENT [[•]]
INTERCREDITOR AGREEMENT (this “Agreement”) dated as of [•], 201[•] among BNP PARIBAS, acting through its New York Branch, NATIXIS, S.A., acting through its New York Branch, LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE and KFW IPEX-BANK GMB (collectively, the “Original Senior Lenders” and, together with their respective successors and permitted assigns, the “Senior Lenders”), INVESTEC BANK PLC (the “Original Junior Lender” and, together with its successor and permitted assigns, the “Junior Lenders”), SPIRIT AIRLINES, INC. (together with its successor and permitted assign, the “Borrower”), BNP PARIBAS, acting through its New York Branch, in its capacity as facility agent for the Senior Lenders (in such capacity, together with its successor and permitted assign, the “Senior Facility Agent”), INVESTEC BANK PLC, in its capacity as facility agent for the Junior Lenders (in such capacity, together with its successor and permitted assign, the “Junior Facility Agent”), and WILMINGTON TRUST COMPANY, as security trustee (in such capacity, together with its successor and permitted assign, the “Security Trustee”).
WHEREAS, the Borrower, the Senior Lenders, the Junior Lenders, the Senior Facility Agent, the Junior Facility Agent, and the Security Trustee are parties to the Loan Agreement [•] dated as of [•], 201[•] (the “Loan Agreement”) providing for the financing of a portion of the purchase price of one new Airbus A32[•]-200 aircraft bearing manufacturer’s serial number [•] (the “Aircraft”) by the Senior Lenders and the Junior Lenders;
WHEREAS, the Borrower and the Security Trustee are parties to the Aircraft Security Agreement [[•]] dated as of [•], 201[•] (the “Security Agreement”) providing for the mortgage by the Borrower of, among other things, the Aircraft to secure the Borrower’s obligations under the Loan Agreement and the Related Loan Agreements; and
WHEREAS, the parties hereto wish to set forth herein the intercreditor arrangements among themselves;
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and for other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:
1. Definitions.
1.1    Defined Terms. Capitalized terms used but not defined herein have the meanings set forth in the Loan Agreement. In addition, the following terms shall have the following meanings:
“Additional Cure Amounts” has the meaning set forth in Section 3.4(b).
“Agent” means the Senior Facility Agent and the Junior Facility Agent, as the context may require.
“Agreement” as defined in the recitals hereto.

1

1000356091v7

Exhibit 10.1

“All Lender Consent Matter” means any matter requiring the consent of all Lenders as provided in Section 6.1(a) hereof.
“Bankruptcy Case” means the judicial proceedings commenced in connection with any Bankruptcy Event, including but not limited to any case under Chapter 11 of the United States Bankruptcy Code.
“Bankruptcy Event” means an Event of Default under Sections 6.1(g), 6.1(h), 6.1(i), and 6.1(j) of the Loan Agreement.
“Controlling Creditor” means, (a) as of any date of determination prior to the Senior Discharge Date, with respect to all matters other than a Junior Lender Consent Matter or an All Lender Consent Matter, the Senior Facility Agent acting at the direction of the Majority Senior Lenders and (b) from and after the Senior Discharge Date, the Junior Facility Agent acting at the direction of the Majority Junior Lenders.
“Cure Amounts” has the meaning set forth in 3.4(b).
“Electing Purchaser” has the meaning set forth in Section 5.1.
“Enforcement Action” means (a) to take from or for the account of the Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrower with respect to the Senior Loan or Junior Loan, as applicable, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Borrower to (i) enforce payment of or collect the whole or any part of the Senior Loan or the Junior Loan, as applicable, or (ii) commence judicial enforcement of any of the rights and remedies under the Basic Agreements or applicable Law with respect to the Senior Loan or the Junior Loan, as applicable, (c) to accelerate the Senior Loan or the Junior Loan, as applicable, (d) to take any action under the provisions of any state or federal law, including, without limitation, the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Borrower, (e) the sale of Collateral by Borrower after the occurrence and during the continuance of an Event of Default, with the consent of the Controlling Creditor, (f) the commencement of, or the joinder with any creditor in commencing, any Bankruptcy Case against Borrower or the Collateral or (g) any consensual restructuring of the Senior Secured Obligations and the Junior Secured Obligations in accordance with Section 3.6 after the occurrence and during the continuation of an Event of Default, in each case subject to the limitations set forth in the Security Agreement.
“Excepted Payments” means (i) indemnity payments and interest and penalties in respect thereof paid or payable by the Borrower to the Junior Lender or its Affiliates, successors, assigns, directors, officers, employees and agents (individually, a “Junior Lender Party” and collectively, the “Junior Lender Parties”) pursuant to Sections 2.12(b), 2.12(c) and 2.12(d) of the Loan Agreement; (ii) proceeds of legal liability insurance payable by the Borrower to the Junior Lender Parties in accordance with the Security Agreement; (iii) any right to enforce payment of any amount described in clauses (i) and (ii) above and to enforce covenants with respect thereto and (iv) payments received by the Junior Lenders pursuant to the Other Basic Agreements.

2

1000356091v7

Exhibit 10.1

“Initial Cure Amount” has the meaning set forth in Section 3.4(b).

“Initial Cure Notice” has the meaning set forth in Section 3.4(b).
“Junior Cure Event” means a failure of the Junior Facility Agent to pay or cause to be paid any Cure Amounts as and when due in accordance with Section 3.4(b).
“Junior Lender Consent Matter” means any matter requiring the consent of the Junior Lenders as provided in Section 6.1(b) hereof.
“Junior Remarketing Notice” has the meaning set forth in Section 3.4(a).
“Junior Remarketing Period” has the meaning set forth in Section 3.4(b).
“Junior Secured Obligations” means all Secured Obligations payable in respect of the Junior Loans under the Loan Agreement and all “Secured Obligations” payable in respect of the “Junior Loans” under each Related Loan Agreement.
“Loan Agreement” as defined in the recitals hereto.
“Notice of Default” has the meaning set forth in Section 3.1(a).
“Other Basic Agreements” means the “Basic Agreements” (or other term of similar or equivalent meaning) as defined in the Other Loan Agreements.
“Other Junior Lenders” means, Investec Bank plc, as junior lender under the Other Transaction, and its permitted respective successors and assigns.
“Other Loan Agreements” means each of the loan agreements among the Borrower, as borrower, the Other Junior Lender, as junior lender, and the other parties thereto entered into in connection with the Other Transaction.
“Other Transaction” means the loan facilities among the Borrower, as borrower, the Other Junior Lender and the other parties thereto for the financing of five (5) Airbus A320 aircraft scheduled to be delivered in 2015.
“Remarketing and Recovery Expenses” means all reasonable costs and expenses (including legal fees and the fees and costs of any remarketing agent, technical or other advisers which the Security Trustee may reasonably deem necessary), losses, Taxes, liabilities, obligations or fees incurred or suffered by any of the Secured Parties in relation to the repossession and remarketing of the Aircraft in the exercise of remedies available under the Security Agreement or applicable laws, including Cure Amounts to the extent provided for in Section 3.4(d).
“Remarketing Termination Notice” has the meaning set forth in 3.4(a).
“Senior Discharge Date” means the date on which all Senior Secured Obligations have been fully and indefeasibly discharged in full.

3

1000356091v7

Exhibit 10.1

“Senior Secured Obligations” means all Secured Obligations payable in respect of the Senior Loans under the Loan Agreement and all “Secured Obligations” payable in respect of the “Senior Loans” under each Related Loan Agreement.
“Transfer Amount” means, as of any date of determination, an amount equal to the outstanding principal amount of the Senior Loan, accrued interest (including default interest) and all other amounts (including Breakage Costs and Liquidity Breakage, if any) which would be due and payable to the Senior Lenders and the Senior Facility Agent on such date under the Loan Agreement and the other Basic Agreements.
1.2    Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time.
2. Subordination of Junior Secured Obligations.
2.1    Subordination. Prior to the Senior Discharge Date, the Junior Secured Obligations (other than Excepted Payments, which shall be distributed in accordance with Section 4.4) shall be subordinate and junior in right of payment to the Senior Secured Obligations, to the extent and in the manner hereinafter set forth:
(a)    No payment or distribution shall be made on or in respect of the Junior Secured Obligations except directly to the Security Trustee for application as expressly provided in Section 4.
(b)    In any Bankruptcy Case, any payment or distribution of any kind or character (other than Excepted Payments), whether in cash, property, stock or obligations which may be payable or deliverable on or in respect of any Junior Loan or other sum owing to the Junior Lender under the Basic Agreements shall be paid or delivered directly to the Security Trustee for distribution as provided in Section 4. In any Bankruptcy Case, in the event that, notwithstanding the foregoing, any such payment or distribution shall be received or recovered (by set-off or otherwise) by the Junior Lender (other than from the Security Trustee as provided in Section 4) before all Senior Secured Obligations (including, without limitation, interest accruing after the commencement of a Bankruptcy Case) are paid in full in cash, such payment or distribution shall be held in trust for and paid over or delivered to the Security Trustee for distribution as provided in Section 4.
(c)    Each Junior Lender hereby irrevocably authorizes and empowers the Security Trustee acting on behalf of the Controlling Creditor, to demand, sue for, collect and receive every payment or distribution made on or in respect of the Junior Loan or other sum owing to the Junior Lenders under the Basic Agreements (other than an Excepted Payment), including in any Bankruptcy Case, and to file claims and take such other proceedings, in the name of the Junior Lenders or otherwise, as the Controlling Creditor or the Security Trustee acting on its behalf may deem necessary or advisable for the enforcement of the provisions hereof. In any Bankruptcy Case, each Junior Lender agrees (subject to its right to waive claims

4

1000356091v7

Exhibit 10.1

in accordance with this Agreement) duly and promptly to take such reasonable action as may be requested by the Controlling Creditor or the Security Trustee acting on its behalf to collect the indebtedness evidenced by its Junior Loan or otherwise owing to it under the Basic Agreements (other than Excepted Payments) and/or to file appropriate proofs of claim in respect to such indebtedness, and to execute and deliver to the Controlling Creditor or the Security Trustee acting on its behalf on demand such proofs of claim or assignments of claim (but in any such case without any recourse, representation or warranty), or other instruments as may be reasonably requested by the Controlling Creditor or the Security Trustee acting on its behalf to enforce any and all claims upon or with respect to its Junior Loan or otherwise owing to it under the Basic Agreements (other than Excepted Payments).
(d)    In any Bankruptcy Case, except as otherwise expressly provided in this Agreement, the Controlling Creditor or the Security Trustee acting on its behalf may, at any time and from time to time, subject to the terms hereof:
(i)    sell, exchange, release or otherwise deal with all or any part of any property by whomsoever mortgaged or pledged to secure, or howsoever securing, the Senior Loan for application as provided in Section 4;
(ii)    exercise or refrain from exercising any rights against the Borrower or any other Person; and
(iii)    apply any sums, by whomsoever paid or however realized, as provided in Section 4.3 of the Security Agreement.
(e)    Each Junior Lender agrees that in the event that it shall receive or recover (by set-off or otherwise) any payment (other than Excepted Payments) on its Junior Loan or otherwise owing to it under the Basic Agreements which it is not entitled to receive under this Section 2 or Section 4, it will forthwith turn over such payment to the Security Trustee on behalf of the Controlling Creditor in the form received (with proper endorsement where required) to be applied as provided in Section 4.
(f)    Each Junior Lender agrees that prior to the Senior Discharge Date it may not commence any action or proceeding, including, without limitation, any action or proceeding relating to a Bankruptcy Event, against the Borrower or any other Person obligated in respect of any Basic Agreement to recover all or any part of the Junior Secured Obligations, or join with any creditor, unless the Controlling Creditor or the Security Trustee shall also join in bringing any such action or proceeding or the Controlling Creditor otherwise consents; provided that, the Junior Lenders may commence any such action or proceeding for payment of an Excepted Payment, but prior to the Senior Discharge Date the Junior Lenders shall not be entitled to exercise on any judgment for payment of money against the Collateral or to exercise any remedies under the Security Agreement or otherwise in respect of the Collateral.
(g)    Each Junior Lender hereby irrevocably authorizes and empowers the Security Trustee and the Controlling Creditor on behalf of the Senior Lenders, and subject to Section 6 and the other terms hereof, on behalf of the Junior Lenders, to vote the full amount of

5

1000356091v7

Exhibit 10.1

the indebtedness evidenced by its Junior Loan or otherwise owing to it under the Basic Agreements.
(h)    [Reserved.]
(i)    The provisions of this Section 2 or Section 4 are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand, and the Junior Lenders on the other hand, and nothing herein shall impair the obligation of the Borrower, which is unconditional and absolute, to pay to the Junior Lenders the Junior Secured Obligations in accordance with the terms and the provisions of the Basic Agreements.
(j)    Notwithstanding anything in this Agreement to the contrary, all recoveries by the Security Trustee on account of the Junior Secured Obligations shall be applied thereby in the same manner as proceeds of Collateral are distributed as provided in Section 4.
2.2    Continued subordination. The subordination set out in Section 2.1 and the restrictions set out in this Agreement shall continue to apply, subject to the terms of this Agreement, notwithstanding any act, omission, transaction, limitation, matter or circumstance whatsoever which, but for this clause, might operate to affect the priorities of the Basic Agreements, the Senior Secured Obligations and the Junior Secured Obligations provided for in this Agreement, including without limitation:
(a)    any time, waiver or indulgence granted to the Borrower or any other person;
(b)    the taking of any other Lien from the Borrower or any other person or the variation, compromise, renewal, release, non-registration, non-perfection or non-enforcement of any rights, remedies or Lien from or against the Borrower or any other person or from or against the security constituted by the Security Agreement or any other document, or any failure to realize the full value of any Lien;
(c)    any legal limitation, disability, incapacity or other circumstances relating to the Borrower or any other person;
(d)    any amendment or supplement to the Basic Agreements or the Loan Agreement in accordance with the terms of this Agreement;
(e)    the respective date or dates on which money is advanced or becomes payable or secured under the Basic Agreements or the Loan Agreement;
(f)    the existence at any time of a credit balance on any current or other account held with, or for the benefit of, the Senior Facility Agent, a Senior Lender, the Junior Facility Agent or a Junior Lender;
(g)    any intermediate payment or reduction in whole or in part of the Senior Secured Obligations or the Junior Secured Obligations;

6

1000356091v7

Exhibit 10.1

(h)    the limited scope of, or any restriction on the quantum or extent of the validity or enforceability of, the Security Agreement; or
(i)    the order in which the Basic Agreements or the Loan Agreement are executed or registered or notified to any person.
3. Event of Default; Enforcement Action.
3.1    Notice of Event of Default.
(a)    The Security Trustee will not be taken to have any knowledge of the occurrence of a breach or default under any Basic Agreement or of an Event of Default unless it has received express notice (each, a “Notice of Default”) from either the Senior Facility Agent or the Junior Facility Agent stating that the notice is a “Notice of Default” and describing the breach or Event of Default.
(b)    If the Security Trustee receives a Notice of Default it will promptly notify the Senior Facility Agent and the Junior Facility Agent and provide to each of them a copy of such Notice of Default.
(c)    If an Event of Default shall have occurred and be continuing, the Security Trustee shall copy all Lenders on all notices to the Borrower in relation to any Event of Default or the exercise (or non-exercise) of remedies relating to such Event of Default.
3.2    Consultation Rights. If an Event of Default shall have occurred and be continuing, the Majority Senior Lenders shall, upon the written request of the Junior Facility Agent acting at the direction of the Majority Junior Lenders, consult from time to time (on a non-binding basis and for up to ten (10) Business Days for each consultation) regarding remedial rights available to the Security Trustee and methodologies available to maximize recovery on the Collateral. Such consultation shall take place among all Related Senior Lenders and the Related Junior Lenders who wish to participate to the extent permitted by confidentiality and in a manner which limits conflicts of interest that may arise. Such consultation rights shall not preclude the ability of the Controlling Creditor to take any action or to direct the exercise of any rights or remedies that are, in each case, consistent with the terms of this Agreement and the other Basic Agreements.
3.3    Notice of Enforcement Action.
(a)    If an Event of Default shall have occurred and be continuing prior to the Senior Discharge Date, the Controlling Creditor shall provide to the Junior Facility Agent at least ten (10) days prior written notice of its intention to direct the Security Trustee to take an Enforcement Action, which such written notice shall specify the Enforcement Actions to be taken and (x) in the case of a private sale of any material portion of Collateral, the estimated sale price for such Collateral, and (y) in the case of a public sale of any material portion of the Collateral, the bid procedures for such auction. The parties hereto understand and agree that notice of intention to perform (or to cause Security Trustee to perform) any particular act does not require

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that such action be taken by the Controlling Creditor if the Majority Senior Lenders thereafter change their position in that respect.
(b)    Notwithstanding the foregoing, in the event that the Controlling Creditor notifies the Junior Facility Agent of its intention to enter into a restructuring in accordance with Section 3.6 and that restructuring is conditioned upon the acceptance by the Security Trustee of a proposal from the Borrower within a time frame that is less than the timeframe specified in Section 3.3(a) above, the Controlling Creditor shall specify such shorter timeframe (which shall in any case be one (1) Business Day shorter than the timeframe of the Borrower’s proposal of restructuring) in its notice of Enforcement Action and shall be entitled to proceed with such restructuring in accordance with Section 3.6 after expiry of such shortened notice period.
(c)    If any Event of Default shall have occurred and be continuing prior to the Senior Discharge Date, the Controlling Creditor agrees to provide promptly to the Junior Facility Agent copies of any information relating to the condition or location of the Aircraft as shall be supplied to them by the Borrower (to the extent not already provided to the Junior Facility Agent by the Security Trustee or otherwise) together with any other information in the possession of the Controlling Creditor as the Junior Lender may reasonably request. In the event that the Controlling Creditor intends to conduct a physical inspection of the Aircraft, it shall give reasonable advance notice to the Junior Facility Agent and allow up to three (3) representatives for the Junior Lenders to participate in such inspection (to the extent consistent with the rights of the Security Trustee under the Security Agreement, it being agreed that the Senior Lenders shall be entitled to have at least an equal number of representatives participate).
(d)    Any failure by the Controlling Creditor to provide the information under the preceding clause (c) shall not impose any personal liability on the Senior Facility Agent or any Senior Lender as a result of such failure unless (x) such information is then currently available to the Controlling Creditor and specifically requested in writing by the Junior Facility Agent or (y) such failure is one specifically directed by, the Senior Facility Agent or such Senior Lender.
3.4    Junior Remarketing Period.
(a)    In the event that (x) the Controlling Creditor notifies the Junior Facility Agent of its intention to direct the Security Trustee to take an Enforcement Action that entails a private or public sale of the Aircraft or (y) the Senior Facility Agent shall not have directed the Security Trustee to take any Enforcement Action during a continuous 180 day period following the occurrence and during the continuation of an Event of Default during which the Junior Lenders have not exercised cure rights pursuant to Section 5.2, the Junior Facility Agent may by written notice to the Controlling Creditor (the “Junior Remarketing Notice”) prior to expiry of the ten (10) day period specified in Section 3.3(a) above (in the case of clause (x) above) or the tenth (10th) day following expiry of such 180 day period (in the case of clause (y) above), elect to commence a Junior Remarketing Period, which shall be subject to the terms and conditions of this Section 3.4. In the event that, during the Junior Remarketing Period, the Controlling Creditor either (i) with respect to clause (x) above, changes its position in respect of its intention to proceed with an Enforcement Action that entails a private or public sale of the Aircraft and

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elects in good faith to take steps toward a different Enforcement Action (i.e., other than selling the Aircraft) or (ii) with respect to clause (y) above, elects in good faith to direct the Security Trustee to take any Enforcement Action (other than in the case of a public or private sale of the Aircraft), it shall send a written notice (a “Remarketing Termination Notice”) to the Junior Facility Agent informing it of this change and of the cancellation of the Junior Remarketing Period.
(b)    The “Junior Remarketing Period” shall commence on the date of the Junior Remarketing Notice and shall continue until the earlier of (i) a Junior Cure Event, (ii) the date that is ninety (90) days following the date of the Junior Remarketing Notice or (iii) delivery by the Controlling Creditor of a Remarketing Termination Notice. Within three (3) Business Days of the Junior Remarketing Notice or as soon as possible thereafter, the Controlling Creditor shall provide the Junior Facility Agent with a written notice (the “Initial Cure Notice”) setting forth all outstanding amounts due and payable to the Senior Lenders under the Basic Agreements (excluding, however, any principal balance that has become due solely as a result of an acceleration of the Loans, but including any default interest payable on overdue installments of principal and interest) (such amount, the “Initial Cure Amount”). In order for the Junior Remarketing Period to continue, (x) the Junior Facility Agent must within three (3) Business Days of the Initial Cure Notice, pay or cause to be paid the Initial Cure Amount to the Security Trustee for the account of the Senior Lenders, and (y) on each Payment Date during the Junior Remarketing Period, the Junior Facility Agent must pay or cause to be paid to the Security Trustee for the account of the Senior Lenders all payments of principal and interest that would otherwise have been due on the Senior Loan had no Event of Default occurred (the “Additional Cure Amounts”, together with the Initial Cure Amount, the “Cure Amounts”). The Junior Facility Agent shall not be obligated to pay any Cure Amounts hereunder; provided, that the failure by the Junior Facility Agent to pay any Cure Amounts in accordance with this Section 3.4(b) shall be a Junior Cure Event. Upon the payment of any Cure Amounts by the Junior Lender as provided in this Section 3.4, the relevant Junior Lender advancing such amounts shall, subject to the prior payment to the Senior Lender in full of all Senior Secured Obligations then due and payable to the Senior Lenders, be subrogated to all the Senior Lender’s rights in respect of the Cure Amounts or the obligation giving rise to such payment or performance, and any right to any interest in respect thereof.
(c)    During the Junior Remarketing Period, the Junior Facility Agent shall have the exclusive right to remarket the Aircraft for sale to the highest bidder, it being agreed that any actual Enforcement Action (including entry into any binding agreement with respect to the Collateral) will need to be consented to and directed by the Controlling Creditor; provided, however, that the Controlling Creditor shall consent to a sale transaction where the net proceeds of such transaction are payable in cash and exceed all amounts then due and payable to the Senior Lenders under the Basic Agreements and closing is within thirty (30) days, subject only to customary conditions precedent. For the avoidance of doubt, the Junior Lender buy-out rights contained in Section 5.1 shall continue to apply during any Junior Remarketing Period. Upon the written request of the Controlling Creditor during the Junior Remarketing Period, the Junior Facility Agent shall consult from time to time (on a non-binding basis and for up to ten (10)

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Business Days for each consultation) regarding remedial rights available to the Security Trustee and methodologies available to maximize recovery on the Collateral.
(d)    At the end of the Junior Remarketing Period (unless the Junior Remarketing Period ends by delivery of Remarketing Termination Notice), the Controlling Creditor shall have the exclusive right to proceed with any Enforcement Action involving the sale of the Aircraft. If the Junior Remarketing Period ends as a result of delivery by the Controlling Creditor of a Remarketing Termination Notice, then (x) the provisions of Section 3.3 and this Section 3.4 shall continue to apply in respect of any future Enforcement Action that entails a private or public sale of the Aircraft and (y) any Cure Amounts previously advanced by the Junior Lenders shall be treated as Remarketing and Recovery Expenses advanced to the Security Trustee and shall be payable to the Junior Lenders as such for purposes of all distributions under Section 4.3.
3.5 Action Upon Instructions.
(a)    Upon the written instructions at any time and from time to time of the Controlling Creditor, but not otherwise, the Security Trustee shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or under any other Basic Agreement or in respect of any part or all of the Collateral as shall be specified in such instructions; (ii) take such action with respect to, or to preserve or protect, the Collateral (including the discharge of Liens) as shall be specified in such instructions and as are consistent with this Agreement and the Security Agreement; and (iii) take such other action in respect of the subject matter of this Agreement and the Security Agreement as is consistent with the terms hereof and the other Basic Agreements. If any Event of Default shall have occurred and be continuing, on request of the Controlling Creditor, the Security Trustee shall exercise such remedies under Article V of the Security Agreement as shall be specified in such request. The Security Trustee agrees to provide to the Senior Facility Agent and the Junior Facility Agent, concurrently with such action by the Security Trustee, notice of such action by the Security Trustee, provided that the failure to give any such notice shall not affect the validity of such action.
(b)    Notwithstanding anything contained in this Agreement to the contrary, nothing contained herein is intended to expand or increase the duties and obligations of the Security Trustee beyond those set forth in the Security Agreement and the Security Trustee shall not be required to take any action or refrain from taking any action under this Agreement pursuant to any instructions given by the Senior Facility Agent or the Junior Facility Agent hereunder, unless (i) it shall have received indemnification against any risks or costs likely to be incurred by it in connection therewith as provided for in Section 6.3 of the Security Agreement and (ii) such instructions are consistent with and not in contravention of or beyond the scope of the duties and obligations expressly assumed by the Security Trustee in the Security Agreement. In the event of any conflict between the terms of this Agreement and the Security Agreement relating to the rights, duties and obligations of the Security Trustee, the provisions of the Security Agreement shall govern.
3.6    Bankruptcy Event. Notwithstanding the provisions of Section 6, if a Bankruptcy Event shall occur and be continuing, the Controlling Creditor shall have the right to give

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instructions to the Security Trustee to enter into a restructuring (and related amendments) that would have the effect of reducing certain amounts payable to the Senior Lenders and the Junior Lenders without the consent of all affected Lenders; provided, that (x) such reductions are made on a pro rata basis across all Lenders and (y) all such affected Lenders maintain a deficiency claim against the Borrower in respect of all such compromised amounts (it being understood that the proceeds of all such claims in respect of the Junior Loan remain subordinated in accordance with Section 2 until payment in full of the Senior Loan).
3.7    Notices and Lender Information.
(a)    Each Lender shall provide to the Security Trustee from time to time (through the relevant Agent) any information that the Security Trustee may reasonably specify as being necessary or desirable to enable the Security Trustee to perform its functions as Security Trustee.
(b)    The Security Trustee shall promptly provide to the Senior Facility Agent and to the Junior Facility Agent all written notices or other reports relating to the Basic Agreements that it receives from the Borrower.
4. Distribution of Proceeds
4.1    Distributions Prior to an Event of Default. Except as otherwise provided in Sections 4.2, 4.3 and 4.4 hereof, any payment of interest, principal or other monies paid to the Security Trustee, shall be distributed as promptly as possible on each Payment Date, if received prior to 11:00 a.m. New York time, and otherwise on the next succeeding Business Day by the Security Trustee in the following order of priority:
First, to each of the Security Trustee, the Senior Facility Agent and Junior Facility Agent for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as Security Trustee, the Senior Facility Agent and Junior Facility Agent, respectively, under the Basic Agreements (and, for the avoidance of doubt, excluding any Related Secured Obligations);
Second, to the Senior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of interest and principal then due and payable and unpaid under the Loan Agreement and all of the Borrower’s Secured Obligations to the Senior Lenders (including, but not limited to, fees, default interest, Breakage Costs, Liquidity Breakage, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Senior Loan (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Senior Lender over another, in the proportion that the amount of such payment or payments then due each Senior Lender bears to the aggregate amount of payments then due all Senior Lenders;
Third, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of Breakage Costs and Liquidity Breakage then due and payable and unpaid under the Loan Agreement (and, for the avoidance of doubt,

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excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders;
Fourth, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of interest and principal then due and payable and unpaid under the Loan Agreement and all of the Borrower’s Secured Obligations to the Junior Lenders (including, but not limited to, fees, default interest, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Junior Loan (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders; and
Fifth, the balance, if any, of such funds remaining thereafter shall be distributed to Borrower; provided, that if an Event of Default or Material Default shall have occurred and be continuing, such amounts payable to Borrower shall be held by the Security Trustee (1) until such Event of Default or Material Default is no longer continuing (including as a result of waiver, cure, or payment in full of obligations under, as applicable, the Basic Agreements or the applicable agreements with the applicable Related Lenders) or (2) until Section 4.3 shall apply.
4.2    Payments After Total Loss, Illegality Event, Etc. Except as otherwise provided in Section 4.3 or 4.4 hereof, all amounts received by the Security Trustee as the result of an event requiring payment or prepayment under Sections 2.4(a), 2.4(b) or 2.4(c) of the Loan Agreement shall be promptly applied to payment or prepayment of the Loans and to all other amounts payable thereunder as provided in Section 2.4(a), 2.4(b) or 2.4(c) of the Loan Agreement by applying such funds in the following order of priority:
First, to each of the Security Trustee, the Senior Facility Agent and Junior Facility Agent for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as Security Trustee, the Senior Facility Agent and Junior Facility Agent, respectively, under the Basic Agreements (and, for the avoidance of doubt excluding any Related Secured Obligations);
Second, to the Senior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of interest and principal then due and payable and unpaid under the Loan Agreement and all of the Borrower’s Secured Obligations to the Senior Lenders (including, but not limited to, fees, default interest, Breakage Costs, Liquidity Breakage, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Senior Loan (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Senior Lender over another, in the proportion that the amount of such payment or payments then due each Senior Lender bears to the aggregate amount of payments then due all Senior Lenders;

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Third, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of Breakage Costs and Liquidity Breakage then due and payable and unpaid under the Loan Agreement (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders;
Fourth, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Loan Agreement and all of the Borrower’s Secured Obligations to the Junior Lenders (including, but not limited to, fees, default interest, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Junior Loan (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders; and
Fifth, the balance, if any, of such funds remaining thereafter shall be distributed to Borrower; provided, that if an Event of Default or Material Default shall have occurred and be continuing, such amounts payable to Borrower shall be held by the Security Trustee (1) until such Event of Default or Material Default is no longer continuing (including as a result of waiver, cure, or payment in full of obligations under, as applicable, the Basic Agreements or the applicable agreements with the applicable Related Lenders) or (2) until Section 4.3 shall apply.
provided, however that in the event the Borrower meets the requirements set forth in Section 2.4(b)(ii) of the Loan Agreement to prepay the Junior Loan without also prepaying the Senior Loan and the Borrower elects pursuant to a written notice to prepay the Junior Loan in accordance therewith, the Security Trustee shall apply such prepayment proceeds in the following order of priority:
First, to each of the Security Trustee, the Senior Facility Agent and Junior Facility Agent for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as Security Trustee, the Senior Facility Agent and Junior Facility Agent, respectively, under the Basic Agreements (and, for the avoidance of doubt excluding any Related Secured Obligations);
Second, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of Breakage Costs and Liquidity Breakage, then due and payable and unpaid under the Loan Agreement (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders; and

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Third, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Loan Agreement and all of the Borrower’s Secured Obligations to the Junior Lenders (including, but not limited to, fees, default interest, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Junior Loan (and, for the avoidance of doubt, excluding any Related Secured Obligations), such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders;
provided, further that in the event the Borrower shall be required to prepay the Senior Loan of an affected Senior Lender pursuant to Section 2.4(c) of the Loan Agreement concurrently with any payment to the Junior Lenders under Section 2.4(b)(ii) of the Loan Agreement, the Security Trustee shall apply such prepayment proceeds to the Senior Loan of such affected Senior Lender prior to prepayment of the Junior Loan pursuant to Section 2.4(b)(ii) of the Loan Agreement.
4.3    Payment After Acceleration, Etc. All payments received and amounts held or realized by the Security Trustee (including but not limited to any Swap Breakage Gain) after the Loans shall have been accelerated pursuant to Section 6 of the Loan Agreement, as well as all payments or amounts then held by the Security Trustee as part of the Collateral, shall be promptly applied by the Security Trustee in the following order of priority:
First, to the Security Trustee, the Senior Facility Agent and Junior Facility Agent for its fees, costs, charges and expenses and other amounts (including legal expenses) then due and payable to it in its capacity as Security Trustee , the Senior Facility Agent and Junior Facility Agent, respectively, under the Basic Agreements (and, for the avoidance of doubt, excluding any Related Secured Obligations);
Second, to the Security Trustee, Controlling Creditor and any Lenders who have advanced any Remarketing and Recovery Expenses to the Security Trustee in respect of the Collateral, to discharge such amounts as are then due and payable (or that are otherwise reasonably projected to become due and payable)in relation to such Remarketing and Recovery Expenses;
Third, to the Senior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Loan Agreement and all of the Borrower’s other Secured Obligations to the Senior Lenders (including, but not limited to, fees, default interest, Breakage Costs, Liquidity Breakage, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Senior Loan and excluding any Related Secured Obligations, such distribution to be made ratably, without priority of one Senior Lender over another, in the proportion that the amount of such payment or payments then due each Senior Lender bears to the aggregate amount of payments then due all Senior Lenders;

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Fourth, to the Related Senior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under each Related Loan Agreement and all of the Borrower’s other Related Secured Obligations to the Related Senior Lenders (including, but not limited to, fees, default interest, “Breakage Costs”, “Liquidity Breakage”, “Increased Costs” and any indemnity payments) which are then due and payable and unpaid under any of the Related Basic Agreements in relation to the Related Senior Loan, such distribution to be made ratably, without priority of one Related Senior Lender over another, in the proportion that the amount of such payment or payments then due each Related Senior Lender bears to the aggregate amount of payments then due all Related Senior Lenders;
Fifth, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of Breakage Costs and Liquidity Breakage then due and payable and unpaid under the Loan Agreement and excluding any Related Secured Obligations, such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders;
Sixth, to the Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Loan Agreement and all of the Borrower’s Secured Obligations to the Junior Lenders (including, but not limited to, fees, default interest, Increased Costs and any indemnity payments) which are then due and payable and unpaid under any of the Basic Agreements in relation to the Junior Loan and excluding any Related Secured Obligations, such distribution to be made ratably, without priority of one Junior Lender over another, in the proportion that the amount of such payment or payments then due each Junior Lender bears to the aggregate amount of payments then due all Junior Lenders;
Seventh, to the Related Junior Lenders for application in or towards the discharge of the Borrower’s liabilities in respect all unpaid principal and all accrued and unpaid interest to the relevant date of determination under each Related Loan Agreement and all of the Borrower’s other Related Secured Obligations to the Related Junior Lenders (including, but not limited to, fees, default interest, “Breakage Costs”, “Liquidity Breakage”, “Increased Costs” and any indemnity payments) which are then due and payable and unpaid under any of the Related Basic Agreements in relation to the Related Junior Loan, such distribution to be made ratably, without priority of one Related Junior Lender over another, in the proportion that the amount of such payment or payments then due each Related Junior Lender bears to the aggregate amount of payments then due all Related Junior Lenders;
Eighth, to the Other Junior Lenders for application in or towards the discharge of the of all unpaid principal and all accrued and unpaid interest to the relevant date of determination under the Other Loan Agreements and all of the Borrower’s other secured obligations to the Other Junior Lenders (including, but not limited to, fees, default

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interest, “Breakage Costs” (or other term of similar or equivalent meaning), “Liquidity Breakage” (or other term of similar or equivalent meaning), “Increased Costs” (or other term of similar or equivalent meaning) and any indemnity payments) which are then due and payable and unpaid under the Other Basic Agreements, such distribution to be made ratably, without priority of one Other Junior Lender over another, in the proportion that the amount of such payment or payments then due each Other Junior Lender bears to the aggregate amount of payments then due all Other Junior Lenders; and
Ninth, the balance, if any, of such funds remaining thereafter shall be distributed to the Borrower.
4.4    Certain Payments. Notwithstanding anything contained in Sections 4.1, 4.2 and 4.3 to the contrary:
(a)    The Security Trustee will distribute any Excepted Payment received by it from the Borrower under the Loan Agreement directly to the Person entitled thereto.
(b)    Any amounts received by the Security Trustee directly or indirectly from any insurer, Governmental Authority or other Person with respect to any loss, condemnation, confiscation, theft or seizure of, or requisition of title to or use of, or damage to the Aircraft or any Part thereof not resulting in a prepayment pursuant to Section 2.4(a) of the Loan Agreement will be applied or distributed by the Security Trustee in accordance with the relevant insurance provisions of the Security Agreement or paid over to the Borrower in accordance with Section 3.6(d) of the Security Agreement. Any amounts received by the Security Trustee directly or indirectly from any insurer, Governmental Authority or other Person with respect to any Total Loss resulting in a prepayment pursuant to Section 2.4(a) of the Loan Agreement shall be credited by the Security Trustee against the amounts required to be prepaid by the Borrower pursuant to Section 2.4(a) of the Loan Agreement.
5. Junior Lender Rights
5.1    Buy-out Rights.
(a)    At any time following the occurrence of (i) the acceleration of the Senior Loan, (ii) the Majority Senior Lenders having notified the Junior Lenders in writing of their intention to instruct the Security Trustee to take Enforcement Action, or (iii) an Event of Default which has been continuing for ninety (90) days, any Junior Lender (the “Electing Purchaser”) may, by written notice to the Security Trustee and the Senior Lenders, elect to purchase all, but not less than all, of the Senior Loan (but not any Related Senior Loan) then outstanding on the date specified in such written notice (which shall neither be fewer than three (3) nor more than twenty (20) days after the date of such notice from the Electing Purchaser), which notice, in order to be effective, shall state that it is irrevocable and unconditional. Each Senior Lender agrees to such purchase rights and that it will, upon payment to it in the manner provided for in Section 2.4 of the Loan Agreement of an amount equal to the Transfer Amount, sell, assign, transfer and convey to the Electing Purchaser (without recourse, representation or warranty of any kind except for its own acts or omissions), all of the right, title and interest of such Senior Lender in and to the Collateral, the Loan Agreement, all of the Senior Loan held by such Senior

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Lender and the other Basic Agreements (excluding all right, title and interest in and to any indemnities, Taxes, expenses, costs or similar charges attributable to the period prior to such sale (including, without limitation, under Section 2.12 or 2.13 of the Loan Agreement) not then due and payable and which are unknown at the time of purchase and not included in the calculation of the amounts payable by the Electing Purchaser), and the Electing Purchaser shall assume all of such Senior Lender’s obligations under the Basic Agreements arising from and after the time of such sale. If the Electing Purchaser shall so request, such Senior Lender will comply with all the provisions of Section 7.6 of the Loan Agreement to enable new promissory notes evidencing such Senior Loan to be issued to the Electing Purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new promissory notes shall be borne by the Electing Purchaser thereof. In the case of such purchase, the Electing Purchaser shall, upon request, furnish to the Senior Lenders an opinion of counsel for the Electing Purchaser reasonably satisfactory to such Senior Lenders (or other evidence reasonably satisfactory to the Senior Lenders) that such transfer and conveyance are exempt from registration under the Securities Act and do not violate any registration provision of any applicable state securities laws.
(b)    Following the receipt of a buy-out notice from the Electing Purchaser pursuant to Section 5.1(a), the Security Trustee shall refrain from further exercising any remedies under Article V of the Security Agreement through the date of scheduled purchase unless, in the reasonable opinion of the Majority Senior Lenders (as evidenced by a notice thereof to the Security Trustee), the Electing Purchaser is financially unable to effect such purchase.
5.2    Cure Rights.
(a)    Notwithstanding any other provision of the Basic Agreements to the contrary, if prior to a Bankruptcy Event a default referred to in Section 6 of the Loan Agreement which can be remedied by the payment of money shall have occurred, the Junior Lender may, without the consent or concurrence of any Senior Lender, pay to the Security Trustee (for the account of the Senior Lenders) the portion of the defaulted payment due from Borrower with respect to the related Senior Loan and all applicable accrued interest thereon (including default interest), within three (3) Business Days after such default shall have become an Event of Default. Any payment by a Junior Lender pursuant to the immediately preceding sentence shall be deemed solely for the purposes of this Intercreditor Agreement to cure any such Event of Default (including any corresponding Event of Default under the Loan Agreement) which may otherwise have arisen on account of such nonpayment and any declaration that the Senior Loan is due and payable or that an Event of Default exists thereunder, based solely upon such Events of Default, shall be deemed to be rescinded and the Security Trustee shall refrain from exercising remedies related thereto; provided, that the Junior Lender shall not be entitled to exercise any such cure rights with respect to (i) more than four (4) missed payments by the Borrower in the aggregate or (ii) more than two (2) consecutive Payment Dates, in each case, without the consent of the Senior Lender.
(b)    Upon the making of any such payment or performing any such obligation as provided in Section 5.2(a), the Junior Lender shall, if no other Event of Default exists and

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subject to the prior payment to the Senior Lender in full of all Senior Secured Obligations then due and payable to the Senior Lenders, be subrogated to all the Senior Lender’s rights in respect of the payment or the obligation giving rise to such payment or performance, and any right to any interest in respect thereof.
(c)    No Junior Lender shall have the right to cure any Event of Default except as specified in this Section 5.2 or in Section 3.4.
6. Amendments to Basic Agreements.
6.1    Amendments and Modifications. Neither this Agreement nor any other Basic Agreement (other than the Framework Agreement and the Fee Letter) nor any terms hereof or thereof may be amended, supplemented, changed, waived, discharged or terminated unless such amendment, supplement, change, waiver, discharge or termination is in writing signed by the Borrower and, on behalf of each Lender, the Controlling Creditor, provided that, subject in all cases to Section 3.6 hereof:
(a)    no such amendment, supplement, change, waiver, discharge or termination shall, without the written consent of each Lender adversely affected thereby, (i) extend the final scheduled maturity of any Loan or any Note, or reduce the rate or extend the time of payment of interest, principal or fees thereon, or change the principal amount thereof, (ii) increase the Commitment of any Lender, (iii) release or create any Lien on the Collateral (except as expressly provided in the Security Agreement, including pursuant to Section 3.1 and Section 11.1 thereto) or deprive any Lender of the benefit of the Lien on the Collateral created by the Security Agreement (except as expressly provided in the Security Agreement, including pursuant to Section 11.1 thereto), (iv) amend, modify or waive any provision of Section 4 or Section 6 hereof, (v) amend the definitions of Controlling Creditor, Secured Obligations or Related Secured Obligations (vi) consent to the assignment or transfer by the Borrower or any of its rights and obligations under this Agreement or Section 7.6 of the Loan Agreement, (vii) impair any indemnity under a Basic Agreement in favor of such Lender or reduce the amount payable pursuant to such indemnity, (viii) provide consent to any other provision expressly requiring the consent of all Lenders, (ix) result in a different Borrower, (x) change the dates or amounts of payment of any Breakage Costs, Liquidity Breakage, (in the case only of any Fixed Rate Loan) Swap Breakage Amount, Swap Breakage Loss and Swap Breakage Gain on, any Note, (xi) reduce the Breakage Costs, Liquidity Breakage, (in the case only of any Fixed Rate Loans) Swap Breakage Amount, Swap Breakage Loss and Swap Breakage Gain on, any Note, (xii) change to a location outside the United States the place of payment where, or the coin or currency in which, the principal amount of, or interest on, any Note is payable and (xiii) adversely affect such Lender’s status as an additional insured under any insurance policy to be maintained pursuant to Section 3.6 of the Security Agreement;
(b)    no such amendment, supplement, change, waiver, discharge or termination shall, without the written consent of the Majority Junior Lenders, amend the provisions of this Agreement or the other Basic Agreements (other than the Framework Agreement and the Fee Letter) (i) to increase any obligations or amounts owed to the Senior Lenders, (ii) change the state of registration of the Aircraft to any state that is not set forth on Schedule I of the Security

18

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Exhibit 10.1

Agreement, (iii) amend the definitions of Basic Agreements, Indemnitee or Controlling Creditor contained in the Loan Agreement or this Agreement, (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (v) impair any indemnity under a Basic Agreement in favor of the Junior Lenders or reduce the amount payable pursuant to such indemnity, (vi) impair the right of the Junior Lender (to the extent permitted by the Basic Agreements) to commence legal proceedings to enforce a right to receive payment, (vii) amend the insurance provisions of the Security Agreement, (viii) consent to the leasing or subleasing of the Aircraft if such consent is required under the terms of the Security Agreement, or (ix) reduce any rights specifically granted by their terms to the Junior Facility Agent or the Junior Lenders (in such party’s capacity as such) or to increase any obligations specifically imposed on the Junior Facility Agent or the Junior Lenders (in such party’s capacity as such);
(c)    no such amendment, supplement, change, waiver, discharge or termination shall, without the consent of the Security Trustee, the Senior Facility Agent or the Junior Facility Agent, as applicable, amend, modify or waive any provision as same relates to such party’s rights or obligations (in such party’s capacity as such) under the Basic Agreements;
(d)    no such amendment, supplement, change, waiver, discharge or termination shall, without the consent of Related Lenders, acting as a single class, holding an amount equal to or greater than 66 and 2/3 (sixty-six and two thirds) percent of the outstanding principal amount of all Related Loans, (i) increase the rate of interest on, or increase the principal amount of, any Loan, (ii) release or create any Lien on the Collateral (except as expressly provided in the Security Agreement, including pursuant to Section 3.1 and Section 11.1 thereto) or deprive any Related Lender of the benefit of the Lien on the Collateral created by the Security Agreement (except as expressly provided in the Security Agreement, including pursuant to Section 11.1 thereto), (iii) amend, modify or waive any provision of Section 4.1 (clause fifth), 4.2 (clause fifth) or 4.3 (insofar as any such amendment, modification or waiver would materially and adversely affect the Related Lenders) or this Section 6(d), (iv) amend the definitions of Related Secured Obligations, or (v) increase the amounts of payment of any Breakage Costs, Liquidity Breakage, (in the case only of any Fixed Rate Loan) Swap Breakage Amount, Swap Breakage Loss and Swap Breakage Gain on, any Note;
(e)    no such amendment, supplement, change, waiver, discharge or termination shall, without the consent of a majority (in the principal amount) of all Other Junior Lenders, acting as a single class, (i) amend, modify or waive any provision of Section 4.3, (ii) amend the definitions of Other Junior Lenders or Other Loan Agreements, (iii) amend clause four (iv) of the definition of Excepted Payments, or (iv) amend this Section 6.1(e); and
(f)    notwithstanding anything to the contrary, no consent of any Lender, Related Lender or Other Junior Lender shall be required with respect to any of the matters set forth in Section 9.1 of the Security Agreement.
6.2    Waivers. Each party is permitted to waive any right provided to it under this Agreement. Notwithstanding anything to the contrary contained herein, the Junior Lenders shall have the right, to the exclusion of the Senior Lenders, to waive any Event of Default under the Security Agreement attributable solely to the failure of the Borrower to perform any of its

19

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Exhibit 10.1

obligations under the Loan Agreement. Without limiting the foregoing, the Junior Lenders shall have the sole and exclusive right to waive any provision of the Basic Agreements solely to the extent such provision relates to Excepted Payments.
6.3    Related Lenders; Other Junior Lenders. Each Related Lender shall be an express and intended third party beneficiary of Sections 4 and 6.1(d) of this Agreement and Section 2.1 of the Security Agreement. Each Other Junior Lender shall be an express and intended third party beneficiary of Sections 4.3, 4.4(a), and 6.1(e) of this Agreement, as the case may be, and Section 2.1 of the Security Agreement.
7. Reliance; No Implied Waivers.
7.1    Reliance. The Basic Agreements are deemed to have been executed and delivered in reliance upon this Agreement.
7.2    No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by such party or any other party with the terms and conditions of any of the Basic Agreements.
8. Obligations Unconditional.
8.1    Obligations Unconditional. All rights, interests and obligations of the parties hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any of the Basic Agreements;
(b)    any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Basic Agreements, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any of the Basic Agreements;
(c)    except as expressly provided herein, any exchange, release, voiding, avoidance or non‑perfection of any security interest in any part of the Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Loans or any guarantee thereof; or
(d)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any party hereto to the extent applicable, in respect of this Agreement.
9. Miscellaneous.
9.1    Conflicts. In the event the provisions of this Agreement conflict with any provision of any of the Basic Agreements, the provisions of such other Basic Agreement shall govern.
9.2    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY,

20

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Exhibit 10.1

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
9.3    Submission to Jurisdiction; Venue; Waiver. EACH OF THE PARTIES HERETO HEREBY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (ii) IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING OR THAT THE VENUE OF SUCH ACTION OR PROCEEDING IS IMPROPER; AND (iv) AGREES THAT A FINAL (NON-APPEALABLE) JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR ANY PARTY’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
9.4    Waiver of Immunities. Each party hereto agrees that, to the extent that a party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from (i) any legal action, suit, arbitration proceeding or other proceeding, (ii) set-off or counterclaim, (iii) the jurisdiction of any court of competent jurisdiction, (iv) service of process, (v) relief by way of injunction, order for specific performance or for recovery of property, (vi) attachment of its assets prior to judgment or after judgment, (vii) attachment in aid of execution or levy, (viii) execution or enforcement of any decree or judgment, (xi) judgment or jurisdiction or (x) from any other legal process in any jurisdiction, such party, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive the rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the other Basic Agreements, or the subject matter hereof or thereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against any party with respect to this Agreement.
9.5    [RESERVED.].
9.6    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Nothing herein

21

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Exhibit 10.1

is intended, or shall be construed to give, any Person hereto any right, remedy or claim under, to or in respect of this Agreement except as expressly provided herein.
9.7    Notices and Communications. All notices and other communications hereunder shall be in the English language and shall be given, addressed and deemed received in the manner specified in Section 11.7 of the Security Agreement.
9.8    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
9.9    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.10    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.
9.11    Concerning the Security Trustee. Notwithstanding anything herein to the contrary, all of the rights, protections, immunities and indemnities afforded to the Security Trustee pursuant to the Security Agreement shall be incorporated in this Agreement as though explicitly set forth herein.
[Signature Pages Follow]

22

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BNP PARIBAS, NEW YORK BRANCH, as Senior Facility Agent and Senior Lender By:________________________________ Name: Title: By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

NATIXIS, NEW YORK BRANCH, as Senior Lender By:________________________________ Name: Title: By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as Senior Lender By:________________________________ Name: Title: By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

KFW IPEX-BANK GMBH, as Senior Lender By:________________________________ Name: Title: By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

INVESTEC BANK PLC, as Junior Facility Agent and Junior Lender By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

SPIRIT AIRLINES, INC., as Borrower By: ________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

WILMINGTON TRUST COMPANY, as the Security Trustee By:________________________________ Name: Title:

[Signature Page − Intercreditor Agreement]
1000356091v7

Exhibit 10.1

Exhibit D to the
Framework Agreement

FORM OF COMMITMENT TRANSFER CERTIFICATE
To:     [BNP Paribas, New York Branch, as Senior Facility Agent]
[Investec Bank plc, as Junior Facility Agent]
Wilmington Trust Company, as Security Trustee
Cc:     Spirit Airlines, Inc.

COMMITMENT TRANSFER CERTIFICATE
relating to the Framework Agreement (as amended, supplemented or modified from time to time, the “Framework Agreement”) dated as of October 1, 2014 among Spirit Airlines, Inc., as Borrower (the “Borrower”), BNP Paribas, New York Branch, Landesbank Hessen-Thüringen Girozentrale, Natixis, New York Branch and KfW IPEX-Bank GmbH, as Original Senior Lenders, BNP Paribas, New York Branch, as Senior Facility Agent, Investec Bank plc, as Original Junior Lender, Investec Bank plc, as Junior Facility Agent, Natixis, New York Branch, as Documentation Agent, and Wilmington Trust Company, as Security Trustee.
1.    Capitalized terms defined in the Framework Agreement shall, subject to any contrary indication, have the same meaning herein. The terms Transferee, Transfer Date, Lender’s [Senior][Junior] Loan Participation, Lender’s Available Loan Commitment and Amount Transferred are defined in the Schedule hereto.
2.    ________________ as an Original [Senior][Junior] Lender under the Framework Agreement (the “Lender”) hereby transfers to the Transferee, on and as of the Transfer Date, all of its right, title and interest in and to the Lender’s Transferred [Senior][Junior] Commitment, together with all related right, title and interest of the Lender under the Framework Agreement (collectively the “Transferred Property”), and the Transferee, on and as of the Transfer Date, hereby accepts such assignment and assumes all obligations of the Lender in respect of the Transferred Property and the Transferee agrees to be under the same obligations towards each of the other parties to the Framework Agreement and the Syndication Agreement as it would have had been under if it had been an original party to the Framework Agreement and the Syndication Agreement as an Original [Senior][Junior] Lender and shall become a party to the Framework Agreement, as an Original [Senior][Junior] Lender, thereunder.
3.    The Transferee hereby represents and warrants to the Borrower and the Security Trustee that the Transferee is a Permitted Transferee (as defined in the Form of Loan Agreement) [and such Transferee is not a Disqualified Entity] and is organized under the laws of _________, and will fund its Loan from _________, which is a Permitted Country (as defined in the Form of Loan Agreement).

Exhibit D

Framework Agreement

1000319295v12

Exhibit 10.1

Exhibit D to the
Framework Agreement

4.    Effective as of the date hereof, the Transferee hereby makes each representation and warranty set forth in Section 7 of the Framework Agreement, with the same force and effect as if such representations and warranties were set forth herein in haec verba.
5.    The Transferee represents and warrants that prior to the Transfer Date it has received a copy of the Framework Agreement, each of the Form of Operative Agreements attached thereto and the Syndication Agreement, together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other party to the Framework Agreement. The Transferee acknowledges the registration requirements set forth in Section 2.16 of the Form of Loan Agreement. In addition, Transferee represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Transferred Property and either it, or the person exercising discretion in making its decision to acquire Transferred Property, is experienced in acquiring assets of such type.
6.    The Lender (a) represents and warrants that (i) it is the legal and beneficial owner of the Transferred Property, (ii) the Transferred Property is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment Transfer Certificate and to consummate the transactions contemplated hereby.
7.    Neither the Lender nor any other party to the Framework Agreement makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Framework Agreement or the Syndication Agreement or assumes any responsibility for the financial condition of the Borrower or any other party to the Framework Agreement or the Syndication Agreement or for the performance and observance by the Borrower or any such party of any of its obligations under the Framework Agreement or, as the case may be, the Form of Operative Agreements attached thereto or the Syndication Agreement and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.
8.    The Lender hereby gives notice that nothing herein, in the Framework Agreement or in any of the Form of Operative Agreements attached thereto shall oblige the Lender to (i) accept a re-transfer from the Transferee of the whole or any part of its rights and/or obligations under the Framework Agreement transferred pursuant hereto or

Exhibit D

Framework Agreement

1000319295v12

Exhibit 10.1

Exhibit D to the
Framework Agreement

(ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the non-performance by the Borrower or any other party to the Framework Agreement of any of their respective obligations thereunder. The Transferee hereby acknowledges the absence of any such obligation as is referred to in sub-clause (i) or (ii) above.
9.    The Transferee hereby agrees to be bound by, and to perform and observe, all of the terms, agreements and covenants of the Framework Agreement and the Syndication Agreement applicable to, relating to or binding on an Original Lender.
10.    Pursuant to Section 13 of the Framework Agreement and Section 7.6 of the Form of Loan Agreement, the Borrower hereby consents to the assignment and transfer of the Transferred Property.
11.    The provisions of Sections 9, 10, 11, 12, 13, 14, 15, 16 and 17 of the Framework Agreement are incorporated herein by reference, mutatis mutandis, as if each reference therein to “this Framework Agreement” referred to this Commitment Transfer Certificate. THIS COMMITMENT TRANSFER CERTIFICATE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTIONS 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
12.    All notices required or permitted by the terms of the Framework Agreement or this Commitment Transfer Certificate to be made to the Transferee shall be made to the Transferee at the address set forth under its signature to this Commitment Transfer Certificate in the manner specified in Section 8 of the Framework Agreement.

[Transferor Lender] By: _____________________________ Date:	[Transferee] By: ______________________________ Date: Address for notices: Account information:

Exhibit D

Framework Agreement

1000319295v12

Exhibit 10.1

Exhibit D to the
Framework Agreement

Consented and Agreed as of the date hereof:

SPIRIT AIRLINES, INC., as Borrower By: _______________________________ Name: Title:

SCHEDULE TO COMMITMENT TRANSFER CERTIFICATE
1.    Lender:
2.    Transferee:
3.    Transfer Date:
4.    Lender’s Total [Senior][Junior] Commitment:
5.    Transferred [Senior][Junior] Commitment:
6.    Lender’s Remaining [Senior][Junior] Commitment:

Exhibit D

Framework Agreement

1000319295v12

Exhibit 10.1

Schedule I to the
Framework Agreement

AIRCRAFT

Aircraft Type	Indicative Scheduled Delivery Month	Final Commitment Date	Indicative U.S. Registration Number*
Airbus A320-200	October 2014	11/30/2014	N629NK
Airbus A320-200	November 2014	12/31/2014	N631NK
Airbus A320-200	November 2014	12/31/2014	N632NK
Airbus A320-200	December 2014	01/31/2015	N634NK
Airbus A320-200	January 2015	02/28/2015	N636NK
Airbus A320-200	January 2015	02/28/2015	N637NK
Airbus A320-200	February 2015	03/31/2015	N638NK
Airbus A321-200	July 2015	08/31/2015	N657NK
Airbus A321-200	August 2015	09/30/2015	N658NK
Airbus A321-200	September 2015	10/31/2015	N659NK

* Subject to change and will be confirmed or revised by the Borrower pursuant to Section 4(c) of the Framework Agreement.

Schedule I
1000319295v12

Framework Agreement